Exhibit 10.69

UK Search & Rescue Helicopter Service

General Conditions of Contract

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23821581.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19101051.14

1.0	17.01.13	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	23821581.1

3.3	19.03.13	Proposed Final Version	DFT	23821581.2

4.0	26.03.13	Execution Version	DFT	23821581.3

	18.04.13	Redacted Version	DFT/BRS

Department for Transport

General Conditions of Contract for Search and Rescue Services

23.	Discrimination	19

24.	Contractor’s Obligations in connection with the Transfer of Undertakings (Protection of Employment) Regulations 2006 (the “TUPE Regulations”)	20

25.	Environmental Requirements	20

26.	Safety	21

27.	Special Health and Safety Hazards	21

28.	Accidents to Contractor’s Servants or Agents	21

29.	Data Protection	21

30.	Data Protection – Personal Data	22

31.	Disclosure of Information	22

32.	Department Data	23

33.	Removable Media	24

34.	Intellectual Property, Royalties and Licence Fees	24

35.	Drawings, Specifications, Software, Designs and Other Data	24

36.	Production and Retention of Documentation	25

37.	Change Control Procedure	25

38.	Meetings and Reports	27

39.	Assignment, Sub-Contractors and Suppliers	28

40.	Merger, Take-Over or Change of Control	30

41.	Disruption	31

42.	Unsatisfactory Performance	31

43.	Insolvency of the Contractor	34

44.	Termination of this Contract	35

45.	Break or Reduction in Services and Compensation Payment	36

46.	Consequences of Termination or Break	36

47.	Recovery upon Termination	37

48.	Insurance	37

49.	Liability for Loss or Damage Sustained by Third Parties	40

50.	Liability for Other Loss or Damage	40

51.	Limitations on Liability	40

52.	Warranties and Representations	41

53.	Dispute Resolution	42

54.	Gainshare	43

55.	Aircraft Commander’s Discretion	44

56.	Accident Procedure and Grounding	44

57.	Use of Airfields (other than the Bases)	45

58.	Transfer of Responsibility	45

59.	Transparency Requirements	45

60.	Prohibition of Use of Offshore Tax Structures	46

61.	Force Majeure	46

62.	Change in Law	47

63.	Severability	48

64.	Waiver	48

65.	Rights of Third Parties	48

66.	Remedies Cumulative	48

67.	Law	48

68.	Counterparts	48

69.	Entire Agreement	49

SCHEDULES

General Conditions of Contract

Schedule 1 – Definitions

Schedule 2 – Requirements

Schedule 2.1 – Specification

Schedule 2.3 – Aircrew Training

Schedule 2.4 – Infrastructure Requirements

Schedule 2.5 – Transition and Acceptance

Schedule 2.6 – Aviation Safety Management Plan

Schedule 4 – Contractor’s Solution

Schedule 4.1 – Contractor’s Solution Matrix

Schedule 4.1 – Annex A Solution Description Documents

Schedule 4.1 – Annex B Technical Supporting Documentation

Schedule 4.2 – Commercially Sensitive Information

Schedule 4.3 – Contractor’s Aircrew Training Plan

Schedule 4.3 – Annex 1 Training Needs Analysis

Schedule 4.3 – Annex 2 MSP Training Plan

Schedule 4.3 – Annex 3 AgustaWestland Training Support Capability

Schedule 4.4 – Infrastructure Part 1 – Introduction

Schedule 4.4 – Infrastructure Part 2 – Generic Brief

Schedule 4.4 – Infrastructure Part 3 – Base Specific Solution

Schedule 4.4 – Infrastructure Part 4 – Remote Refueling Sites

Schedule 4.4 – Infrastructure – Annex A Infrastructure Supporting Documentation

Schedule 4.6 – Contractor’s Aviation Safety Management Plan

Schedule 5 – IPR Conditions – Contractor Ownership

Schedule 6 – Transition and Acceptance

Schedule 6.1 – Transition Plan

Schedule 6.1 – Annex A Contractor’s Transition Approach

Schedule 6.1 – Annex B Transition MS Project Plan

Schedule 6.2 – Acceptance Procedures

Schedule 6.2 – Annex A Contractor’s Acceptance Approach

Schedule 7 – Finance

Schedule 7.1 – Compensation Payment

Schedule 7.1 – Annex A Compensation Payment

Schedule 7.2 – Option Exercise Fee

Schedule 7.2 – Annex A Option Exercise Fee

Schedule 7.5 – Price Schedules

Schedule 7.5 – Price Schedules Annex A

Schedule 7.5 – Price Schedules Annex B

Schedule 7.5 – Price Schedules Annex C

Schedule 7.5 – Price Schedules Annex C Appendix Finance Supporting Documentation

Schedule 7.6 – Required Insurances

Schedule 7.6 – Annex A Insurance Response Table

Schedule 8 – Governance

Schedule 8.1 – Governance and Contract Management

Schedule 8.2 – Contract Incentive Scheme (KPIs)

Schedule 8.9 – Management Plan Requirements

Schedule 9 – Employment and Pensions

Schedule 10 – Exit Schedule

Schedule 11 – Parent Company Guarantee

THIS CONTRACT is made this [  •  ] day of [  •  ] 2013

BETWEEN:

(1)	The Secretary of State for Transport acting through the Department for Transport whose principal office is at Great Minster House, 33 Horseferry Road, London SW1P 4DR (the “Department” or the “Authority”); and

(2)	Bristow Helicopters Ltd (Company Registration No. 551102) whose registered office is at Redhill Aerodrome, Redhill, Surrey RH2 5JZ (the “Contractor”).

WHEREAS:

(A)	The Department published its Contract Notice (2011/S 233-377518) for the supply of the UK Search and Rescue Helicopter Services in the Official Journal of the European Union on 28 November 2011.

(B)	Under the competitive dialogue procedure, the Contractor submitted its PQQ, ISOP and Revised Proposals.

(C)	The Department closed the Competitive Dialogue and issued an Invitation to Submit Final Tender to the Contractor on 21 December 2012.

(D)	The Contractor issued its Final Tender to the Department for the supply of the UK Search and Rescue Helicopter Services on 17 January 2013 which the Department has accepted on the terms and conditions set out in this Contract.

IT IS AGREED as follows:

1.	Definitions and Interpretations

1.1	In this Contract, unless the context requires otherwise, the definitions set out in Schedule 1 (Definitions) shall apply.

1.2	Unless the context requires otherwise, the singular shall include the plural and vice versa, and words expressed in any gender shall include any other gender.

1.3	The headings are inserted for convenience only and shall not affect the interpretation of this Contract.

1.4	Save where express provision is made to the contrary, any reference to a statute, statutory provision or subordinate legislation shall be construed as a reference to that legislation, as amended and in force from time to time, including any re-enactment, consolidation or replacement (with or without modification). In the case of a statute or statutory provision, the reference shall also be construed as a reference to all subordinate legislation made under such statute or statutory provision.

1.5	Reference to a Condition is a reference to the whole of that Condition unless stated otherwise.

1.6	Reference to any person shall include natural persons and partnerships, firms and other incorporated bodies and all other legal persons of whatever kind and however constituted and their successors and permitted assignees or transferees.

1.7	The words “include”, “includes” and “including” are to be construed as if they were immediately followed by the words “without limitation”.

1.8	References to a “day” or “days” are references to calendar days unless specified as being “Working Days”.

2.	Duration of this Contract

2.1	Subject to the Department’s rights of termination under the Conditions, this Contract shall be in force from the Commencement Date until the latest Expiry Date of a Base.

2.2	The Department may extend the duration of this Contract for any period and for any combination of Bases for up to a further twenty four (24) Months from any Expiry Date. The Department shall exercise this option, for each Base, no later than six (6) Months prior to each Expiry Date.

2.3	The Planned Operational Delivery Date and the Expiry Date for each Base are set out in Schedule 2.5 (Transition and Acceptance).

3.	Contractor’s Performance

3.1	The Contractor shall supply the Services during the Term in accordance with the Contract and all its Schedules and with the Department’s requirements as set out in the Transition Plan, Specification, Solution, KPIs and the provisions of this Contract in consideration of the payment of the Contract Price. The Department may inspect and examine the manner in which the Contractor supplies the Services at the Premises during normal business hours on reasonable notice.

3.2	If the Department informs the Contractor in writing that the Department reasonably believes that any part of the Services does not meet the requirements of the Contract or differ in any way from those requirements, and this is other than as a result of a Default or negligence on the part of the Department, the Contractor shall at its own expense re-schedule and carry out the Services in accordance with the requirements of this Contract within such reasonable time as may be specified by the Department.

3.3	The Contractor shall provide all the necessary facilities, Aircraft, materials and any other equipment, and personnel of appropriate qualifications and experience to undertake the Services at each Base for the Term.

3.4	All Key Personnel and other personnel deployed on work relating to this Contract shall be appropriately qualified and competent and shall be acceptable to the Department. The Contractor shall supervise and manage all such personnel properly. If the Department gives the Contractor notice that any person is to be removed from involvement in the Services, the Contractor shall take immediate steps to comply with that notice. The decision of the Department regarding the Contractor’s personnel shall be final and conclusive.

3.5	The Contractor shall:

(a)	give the Department, if so requested, the name, role and details of relevant work experience of all persons who are or may be at any time employed on this Contract; and

(b)	comply, and shall procure that its employees and Sub-contractors comply, with any rules, regulations and any safety and security instructions notified by the Department to the Contractor in writing, including completion of any additional security clearance procedures required by the Department, and return of any passes required.

3.6	The Contractor shall take all reasonable steps to avoid changes to the Key Personnel, and shall make no changes to Key Personnel within the first twenty-four (24) Months of the Award Date. The Contractor shall give at least one (1) Month’s notice to the Contract Manager of any proposal to remove or replace Key Personnel and the Department must agree any replacement in writing, save that the Contractor shall be required to give such notice as is reasonable in the circumstances in the event that Key Personnel are changed as a result of illness, resignation or unusual personal circumstances.

3.7	Unless otherwise agreed by the Department, neither the Contractor nor any of his employees or Sub-contractors shall carry out any business or trading activity within or on the Premises and no advertisement, sign or notice of any description shall be exhibited without prior written approval from the Department.

3.8	The Contractor shall exercise due care and propriety when dealing with third parties in connection with this Contract and ensure that no commitments that might impose any obligations on the Department are entered into (unless expressly required under this Contract) without the Department’s prior written consent.

3.9	The Contractor warrants, represents and undertakes for the duration of the Term that neither the Contractor nor any of its Staff, officers or other persons associated with it:

(a)	has been convicted of any offence involving bribery or corruption;

(b)	to the best of its knowledge, has been or is the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body regarding any offence or alleged offence under the Bribery Act 2010; or

(c)	has been or is listed by any government agency as being debarred, suspended, proposed for suspension or debarment, or otherwise ineligible for participation in government procurement programmes or other government contracts.

3.10	At all times during the Term the Contractor shall be an independent contractor and nothing in the Contract shall create a contract of employment, a relationship of agency or partnership or a joint venture between the Parties and accordingly neither Party shall be authorised to act in the name of, or on behalf of, or otherwise bind the other Party save as expressly permitted by the terms of the Contract.

4.	Duty of Care

4.1	The Contractor shall perform the Services with the standard of skill, care and diligence which a competent and suitably qualified person performing such services could reasonably be expected to exercise and in accordance with all relevant statutory requirements.

5.	Conflict of Interest

5.1	The Contractor shall take appropriate steps to ensure that neither the Contractor nor any Staff is placed in a position where, in the reasonable opinion of the Department, there is or may be an actual conflict, or a potential conflict, between the pecuniary or personal interests of the Contractor and the duties owed to the Department under the provisions of this Contract. The Contractor will disclose to the Department full particulars of any such conflict of interest which may arise.

5.2	The Department reserves the right to terminate this Contract immediately by notice in writing and/or to take such other steps it deems necessary where, in the reasonable opinion of the Department, there is or may be an actual conflict, or a potential conflict, between the pecuniary or personal interests of the Contractor and the duties owed to the Department under the provisions of this Contract. The actions of the Department pursuant to this Condition 5 shall not prejudice or affect any right of action or remedy which shall have accrued or shall thereafter accrue to the Department.

6.	Service of Notices

6.1	Any notice required to be given or served under this Contract shall be in writing and shall be served by:

(a)	delivery to the Contractor’s Representative, when it shall be deemed served at the time of delivery, or

(b)	sending it to the Contractor’s Representative by first-class post, when it shall be deemed served on the second Working Day after posting; or

(c)	delivery to the Contract Manager, when it shall be deemed served at the time of delivery, or

(d)	sending it to the Contract Manager by first-class post, when it shall be deemed served on the second Working Day after posting.

7.	Department’s Obligations

7.1	Save as otherwise expressly provided, the obligations of the Department under this Contract are obligations of the Department in its capacity as a contracting counterparty and nothing in this Contract shall operate as an obligation upon, or in any other way fetter or constrain the Department in any other capacity, nor shall the exercise by the Department of its duties and powers in any other capacity lead to any liability under the Contract (howsoever arising) on the part of the Department to the Contractor.

8.	Inspection

8.1	During the course of this Contract the Contract Manager and the Department, or an auditor acting on behalf of the Contract Manager, shall have the power to inspect and examine any of the Services on the Premises or the Contractor’s premises at any reasonable time.

8.2	Where the Services are being performed on any other premises, the Contract Manager and the Department, or an auditor acting on behalf of the Contract Manager, shall, on giving reasonable notice to the Contractor, be entitled to inspect and examine such Services. The right to inspect and examine the Services shall not apply to the extent that an inspection or examination would jeopardise the confidentiality of information relating to the Contractor’s other clients.

8.3	The Contractor shall provide all facilities required by the Contract Manager and the Department, or an auditor acting on behalf of the Contract Manager, for any inspection and examination free of charge.

8.4	In this Condition 8, Services includes all planning, preliminary and preparatory work for the Services.

9.	Occupation of Department Premises

9.1	Any land or premises (including temporary buildings) made available to the Contractor by the Department in connection with this Contract (with exception to the Lee-on-Solent Base which is the subject of a separate lease arrangement) (the “Premises”) shall be made available to the Contractor free of charge and shall be used by the Contractor solely for the purposes of performing this Contract. The Contractor shall have the use of the Premises as licensee and shall vacate the same:

(a)	upon completion or determination of this Contract; or

(b)	subject to the Department giving twelve (12) Months written notice to the Contractor, at a date decided upon by the Department, whichever occurs first.

9.2	The allocation of the responsibilities and costs associated with the Premises and other infrastructure items made available to the Contractor for the purposes of the Contract will be agreed between the Parties. The Department and the Contractor shall be responsible for the repair and maintenance of the Premises and infrastructure items to the extent agreed between the Parties. The cost of any utilities required by the Contractor at the Premises shall be paid by the Contractor.

9.3	The Contractor shall not use the Premises for any purpose or activity other than the provisions of the Services unless given prior written approval by the Department.

9.4	Should the Contractor require modifications to the Premises, such modifications shall be subject to prior approval and shall be carried out by the Department at the Contractor’s expense. The Department shall undertake approved modification work without undue delay. Ownership of such modifications shall rest with the Department.

9.5	The Contractor shall limit access to the land or Premises to such Staff as is necessary to enable it to perform its obligations under the Contract and the Contractor shall co-operate (and ensure that its Staff co-operate) with such other persons working concurrently on such land or Premises as the Department may reasonably request.

9.6	The Contractor shall (and shall ensure that its Staff shall) observe and comply with such rules and regulations as may be in force at any time for the use of such Premises as determined by the Department, and the Contractor shall pay for the cost of making good any damage caused by the Contractor or its Staff other than fair wear and tear. For the avoidance of doubt, damage includes damage to the fabric of the buildings, plant, fixed equipment or fittings therein.

9.7	The Parties agree that there is no intention on the part of the Department to create a tenancy of any nature whatsoever in favour of the Contractor or its Staff and that no such tenancy has or shall come into being and, notwithstanding any rights granted pursuant to the Contract, the Department retains the right at any time to use any premises owned or occupied by it in any manner it sees fit.

9.8	Within seven (7) days of the Expiry Date or the termination of this Contract or the date decided upon by the Department pursuant to Condition 9.1(a), the Contractor and all staff and Sub-contractors shall leave the Premises and remove all equipment and shall clear away from the Premises all waste arising from the performance of the Services and shall leave the Premises in a clean and tidy condition.

9.9	Save as the Department may otherwise direct, the Contractor is deemed to have inspected the Premises before submitting its Tender and to have made appropriate enquiries so as to be satisfied in relation to all matters connected with the performance of its obligations under the Contract.

10.	Condition Not Used

11.	Contractor’s Property

11.1	All property of the Contractor while at the Premises or at the Contractor’s premises shall be at the risk of the Contractor and the Department shall accept no liability for any loss or damage to that property or caused by that property except where any such loss or damage was caused or contributed to by any act, neglect or default of any servant of the Crown at the Premises acting in the course of his employment. The Department shall accept liability only to the extent to which such loss or damage is so caused or contributed to.

12.	Facilities Provided

12.1	The Contractor is to be responsible for the proper use and reasonable care of facilities provided by the Department.

12.2	The Contractor shall ensure that services on the Premises are used with due regard for the need for the efficient use and conservation of supplies and the Department shall not bear the costs of any use of such supplies which does not conform to the requirements of this Condition 12, whether through the negligence or otherwise of the Contractor, or any Sub-contractor. The Contractor shall observe any instructions issued by the Contract Manager or his authorised representative in this connection.

12.3	Continuity of electricity, heating, telephone, cooking facilities, water supplies and sewerage is not guaranteed and no liability will be accepted by the Department for shut-down or restrictions due to any cause whatsoever.

13.	Contractor’s Staff

13.1	The Department may, by written notice to the Contractor, refuse to admit onto, or withdraw permission to remain on, the Premises:

(a)	any member of the Staff; or

(b)	any person employed or engaged by any member of the Staff,

whose admission or continued presence would, in the reasonable opinion of the Department, be undesirable.

13.2	At the Department’s written request, the Contractor shall provide a list of the names and addresses of all persons who may require admission in connection with the Contract to the Premises, specifying the capacities in which they are concerned with the Contract and giving such other particulars as the Department may reasonably request.

13.3	The Contractor’s Staff, engaged within the boundaries of the Premises, shall comply with such rules, regulations and requirements (including those relating to security arrangements) as may be in force from time to time for the conduct of personnel when at or outside the Premises.

13.4	The Contractor shall comply with the Staff Vetting Procedures, as set out in Schedule 4 (Solution), in respect of all persons employed or engaged in the provision of the Services. The Contractor confirms that all persons employed or engaged by the Contractor were vetted and recruited on a basis that is equivalent to and no less strict than the Staff Vetting Procedures.

13.5	The Department may require the Contractor to ensure that any person employed in the provision of the Services has undertaken a Criminal Records Bureau check as per the Staff Vetting Procedures. The Contractor shall ensure that no person who discloses that he/she has a Relevant Conviction, or is found by the Contractor to have a Relevant Conviction (whether as a result of a police check or through the Criminal Records Bureau check or otherwise) is employed or engaged in the provision of any part of the Services.

13.6	If the Contractor fails to comply with Condition 13.2 within two (2) Months of the date of the request and in the reasonable opinion of the Department, such failure may be prejudicial to the interests of the Crown, then the Department may terminate the Contract, provided always that such termination shall not prejudice or affect any right of action or remedy which shall have accrued or shall thereafter accrue to the Department.

13.7	The decision of the Department as to whether any person is to be refused access to the Premises and as to whether the Contractor has failed to comply with Condition 13.2 shall be final and conclusive.

13.8	The Contractor shall provide training for all persons employed or engaged in the provision of the Services to ensure that these persons understand and adhere to the Department’s Security Policy.

14.	Offers of Employment

14.1	For the Term of the Contract and for a period of twelve (12) Months thereafter neither the Department nor the Contractor shall employ or offer employment to any of the other Party’s staff who have been associated with the procurement and/or the contract management of the Services without that other Party’s prior written consent.

15.	Contract Price

15.1	From each Operational Delivery Date, for the proper performance of the Services at each Base, the Department shall pay the Contractor each Month (monthly in arrears) the Contract Price (or reduce the Contract Price if service credits are payable under the KPIs) calculated in accordance with Schedule 7.5 (Price Schedules).

15.2	The Monthly Standing Charge shall be reduced by the total amount of service credits due to the Department (if any) in that Month, as set out in Schedule 8.2 (Contract Incentive Scheme (KPI’s).

15.3	For the avoidance of any doubt:

(a)	the Contract Price in Condition 15.1 shall be fixed and firm in accordance with Schedule 7.5 (Price Schedules) without any further changes or adjustments whatsoever (including profit, overhead allocations, operating expenses and any other costs incurred by the Contractor in the provision of the Services) other than indexation (as set out in Schedule 7.5 (Price Schedules)) from a base date of April 2013;

(b)	if any Month in Condition 15.1 is a part month then the Monthly Standing Charge shall be pro rated accordingly;

(c)	the Contractor shall receive no payment of any kind during each Pre-Operational Delivery Phase; and

(d)	if there is a Delay, the Contractor shall not receive any payment of the Contract Price whatsoever for the period from the Planned Operational Delivery Date to the actual Operational Delivery Date.

15.4	Throughout the Term, the Contractor shall use its best endeavours to obtain the lowest price fuel for use at each Base taking into account the locality of the Base and local market conditions. The actual and maximum price for fuel (set out in Schedule 7.5 (Price Schedules)) shall be reviewed at the start of every six (6) Months from each Operational Delivery Date throughout the Operational Delivery Phase and the Contractor shall be required to produce to the Department evidence relating to its best endeavours to obtain the lowest possible price for fuel at each Base, including without limitation a breakdown of fuel costs available within the vicinity of the relevant Base.

15.5	Where the review in Condition 15.4 demonstrates to the reasonable satisfaction of the Department that the applicable price for fuel exceeds the Maximum Fuel Price the Department shall pay the relevant price as calculated in accordance with Schedule 7.5 (Price Schedules).

15.6	Where the review in Condition 15.4 demonstrates to the Department, or the Department is able to demonstrate to the reasonable satisfaction of the Contractor that fuel is available in the locality of the Base and taking into account the local market conditions below the Minimum Fuel Price then the Department shall pay the relevant price as calculated in accordance with Schedule 7.5 (Price Schedules).

16.	Invoices and Payment

16.1	Within seven (7) days of the end of each Month following each Operational Delivery Date specified in Condition 15.1, the Contractor shall provide to the Department a report in a form to be agreed between the Department and the Contractor (or, in the absence of such agreement, such form as the Department may specify) (the “Performance Report”). The Performance Report shall set out the Contractor’s assessment of:

(a)	its level of performance at each Base against each of the KPIs set out in Schedule 8.2 (Contract Incentive Scheme (KPIs), including any associated reductions in the Monthly Standing Charge; and

(b)	a break-down of the different charges listed in Schedule 7.5 (Finance Schedules).

16.2	The Contractor shall promptly provide such clarification of the Performance Report as the Department may require. Within fourteen (14) days of receiving the Performance Report the Department shall notify the Contractor in writing whether or not it agrees with the contents of the Performance Report and any adjustments to the charges. If the Department notifies the Contractor that it disagrees with the Performance Report the Contract Manager and the Contractor’s Representative shall arrange a discussion within seven (7) days to negotiate and agree the report.

16.3	Neither acceptance of a Performance Report nor resolution of a dispute in respect of a Performance Report shall prejudice any claim by the Department that the Contractor is in breach of his obligations under the Contract.

16.4	When the Department accepts the Performance Report in writing, or any dispute in relation to the report is resolved, the Contractor shall invoice the Department for the Services provided in the relevant Month in accordance with such report and this Contract. All invoices shall quote the contract number and, where appropriate, the purchase order number.

16.5	With each invoice the Contractor shall submit a statement in respect of sums claimed by the Contractor in respect of all the different charges listed in Schedule 7.5 (Finance Schedules). Such application shall contain all appropriate references, a detailed breakdown of the Contractor’s performance during the relevant Month as required by Condition 16.1 above, any relevant prices or rates and shall be supported by such other documentation as may be required by the Contract Manager to substantiate the application.

16.6	Within seven (7) days of receiving an invoice the Department shall notify the Contractor in writing whether or not it agrees with the contents of the invoice. If the Department notifies the Contractor that it disagrees with or requires additional information to support the invoice the Contractor shall promptly provide such clarification of the invoice as the Department may require and thereafter the Contract Manager and the Contractor’s Representative shall negotiate and agree the amount payable.

16.7	To expedite the payment and invoice process, the Contractor shall make available to the Department remote access to a real time web based application containing certain key information relating to the Performance Report (such information to be agreed between the Parties). The Department accept that such information may be provisional and subject to later adjustment by the Contractor in accordance with the provisions of this Condition 16.

16.8	The Contractor shall provide to the Department the name and address of its bank, the account name and number, the bank sort code and any other details requested by the Department.

16.9	The Department is committed to prompt payment and shall pay the Contractor within thirty (30) days of the receipt of a valid invoice, provided that the Services to which the invoice relates have been performed fully in accordance with this Contract.

16.10	The Contractor shall comply with Guidance issued by HM Government from time to time relating to the prompt payment of Sub-contractors.

17.	Value Added Tax

17.1	Save to the extent that the Contractor has stated in Schedule 7.5 (Price Schedules) that an item is exempt from or zero rated for Value Added Tax, the Department shall pay to the Contractor the amount of any Value Added Tax chargeable in respect of the performance of the Services.

18.	Recovery of Sums Due

18.1	Whenever under this Contract any sums of money shall be recoverable from or payable by the Contractor to the Department, that amount may be deducted from any sum then due, or which at any later time may become due, to the Contractor under this Contract or under any other contract with the Department or with any other Department, Agency or Office of Her Majesty’s Government.

18.2	Any overpayment by either Party, whether of the Contract Price or of VAT or otherwise, shall be a sum of money recoverable by the Party who made the overpayment from the Party in receipt of the overpayment.

18.3	The Contractor shall make all payments due to the Department without any deduction whether by way of set-off, counterclaim, discount, abatement or otherwise unless the Contractor has a valid court order requiring an amount equal to such deduction to be paid by the Department to the Contractor.

18.4	All payments due shall be made within a reasonable time unless otherwise specified in the Contract, in cleared funds, to such bank or building society account as the recipient Party may from time to time direct.

19.	Guarantee

19.1	Before the Commencement Date, the Contractor shall procure that the Guarantor shall:

(a)	execute and deliver to the Department the Guarantee as set out at Schedule 11 (Parent Company Guarantee); and

(b)	deliver to the Department a certified copy extract of the board minutes of the Guarantor approving the execution of the Guarantee.

20.	Prevention of Corruption

20.1	The Contractor shall (and shall procure that its Sub-contractors shall):

(a)	comply with the Department’s Ethics, Anti-bribery and Anti-corruption Policies as provided by the Department from time to time (“Anti-Bribery Policies”);

(b)	not engage in any activity, practice or conduct which would constitute an offence under the Bribery Act 2010; and

(c)	not do, or omit to do, any act that may cause or lead the Department or any of its employees, servants or agents to be in breach of any of the Bribery Act 2010 and/or Anti-Bribery Policies.

The Department shall have the right to review the books and records and policies and procedures of the Contractor to audit compliance with this clause. The Contractor shall within 14 days of receiving a written request from the Department provide it and its agents with full access to all documents that it reasonably requests to enable it to carry out the audit.

20.2	Within one (1) Month of the Award Date, and on each anniversary of the Award Date, the Contractor shall provide to the Department a letter from its managing director (or equivalent officer), having made due and careful enquiry which certifies to the Department in writing compliance with this Condition 20 by the Contractor and all persons associated with it or other persons who are performing the Services. The Contractor shall provide any supporting evidence of compliance as the Department may reasonably request.

20.3	In addition to its obligations under Conditions 20.1 and 20.2 the Contractor shall:

(a)	promptly report to the Department any request or demand for any undue financial or other advantage of any kind received by the Contractor in connection with the performance of this Contract; and

(b)	have and shall maintain its own adequate procedures, policies and training for Staff in relation to the Bribery Act 2010, to ensure compliance with the Bribery Act 2010 and the Anti-Bribery Policies, and shall enforce them where appropriate.

20.4	Without prejudice to any other provision in this Contract, the Department shall not be obliged to do, or omit to do, any act which would, in its reasonable opinion, put the Department in breach of any of the Bribery Act 2010.

20.5	Notwithstanding Condition 53 (Dispute Resolution), any dispute relating to:

(a)	the interpretation of Conditions 20 or 44.1; or

(b)	the amount or value of any gift, consideration or commission,

shall be determined by the Department and the decision shall be final and conclusive.

20.6	For the purpose of this Condition 20, Conditions 3.9 and 38.7 the meaning of “adequate procedures” and whether a person is “associated” with another person shall be determined in accordance with section 7(2) of the Bribery Act 2010 (and any current guidance issued under section 9 of that Act), sections 6(5) and 6(6) of that Act, and section 8 of that Act respectively and, for the purpose of this Condition 20, a person associated with the Contractor includes any Sub-contractor or the Contractor’s employees.

20.7	If the Contractor, its Staff or anyone acting on the Contractor’s behalf, engages in conduct prohibited by Condition 20.1, the Department may:

(a)	terminate the Contract and recover from the Contractor the amount of any loss suffered by the Department resulting from the termination, including the cost reasonably incurred by the Department of making other arrangements for the supply of the Services and any additional expenditure incurred by the Department throughout the remainder of the Term; or

(b)	recover in full from the Contractor any other loss sustained by the Department in consequence of any breach of that Condition.

20.8	The Contractor represents and warrants to the Department that the Contractor has not, prior to the date of this Contract, and shall not, during the term of this Contract and shall procure that all persons who perform services on the Contractor’s behalf shall not during the term of this Contract

(a)	pay or attempt to pay a bribe to any person in order to secure any business, preferential business terms or favourable treatment whether in connection with this Contract or any other agreement with the Department;

(b)	engage in any activity, practice or conduct which would constitute an offence under sections 1, 2 or 6 of the Bribery Act 2010;

(c)	knowingly permit any violation of any applicable anti-bribery or anti-money laundering laws including but not limited to the Bribery Act 2010 and the Proceeds of Crime Act 2002.

20.9	The Contractor shall, during the term of this Contract, procure that all persons who perform services on the Contractor’s behalf shall

(a)	agree written terms that include an anti-bribery clause that imposes on that third party obligations equivalent to those of the Contractor under this Condition 20; and

(b)	have and maintain in place, adequate procedures designed to prevent any associated person from undertaking any conduct that would give rise to an offence under section 7 of the Bribery Act 2010.

21.	Prevention of Fraud

21.1	The Contractor shall take all reasonable steps, in accordance with Good Industry Practice, to prevent Fraud by Staff and the Contractor (including its shareholders, members and directors) in connection with the receipt of monies from the Department.

21.2	The Contractor shall notify the Department immediately if it has reason to suspect that any Fraud has occurred or is occurring or is likely to occur.

21.3	If the Contractor or its Staff commits Fraud in relation to this or any other contract with the Crown (including the Department) the Department may:

(a)	terminate the Contract and recover from the Contractor the amount of any loss suffered by the Department resulting from the termination, including the cost reasonably incurred by the Department of making other arrangements for the supply of the Services and any additional expenditure incurred by the Department throughout the remainder of the Term; or

(b)	recover in full from the Contractor any other loss sustained by the Department in consequence of any breach of this Condition 21.

22.	Official Secrets Act

22.1	The Contractor shall take all reasonable steps to ensure that all his employees and any Sub-contractor employed by him in connection with this Contract are aware of the Official Secrets Acts 1911 to 1989 and section 182 of the Finance Act 1989, and understand that these Acts apply to them during and after performance of any Services under or in connection with this Contract.

23.	Discrimination

23.1	The Contractor shall not discriminate directly or indirectly or by way of victimisation or harassment against any person in respect of any protected characteristic under the Equality Act 2010.

23.2	Where any employee or Sub-contractor employed by the Contractor is required to carry out any activity on the Premises or alongside the Department’s employees on any other premises the Contractor shall ensure that each such employee and Sub-contractor complies with the Department’s employment policies and codes of practice relating to discrimination and equal opportunities.

23.3	The Contractor shall notify the Contract Manager and the Department in writing as soon as he becomes aware of any investigation or proceedings brought against the Contractor under the Equality Act 2010 in connection with the Contractor’s performance of this Contract. Where there is such an investigation or proceedings the Contractor shall free of charge:

(a)	provide any information requested by the investigating body, court or tribunal in the timescale allotted;

(b)	attend, and permit a representative from the Department to attend, any associated meetings;

(c)	promptly allow access to any documents and information relevant to the investigation or proceedings; and

(d)	co-operate fully and promptly with the investigatory body, court or tribunal.

23.4	The Contractor shall indemnify the Department against all costs, charges, expenses (including legal and administrative expenses) and payments made by the Department arising out of or in connection with any such investigation or proceedings.

23.5	The Contractor shall impose obligations on its Sub-contractors in terms substantially similar to those set out in Conditions 23.1 to 23.4.

23.6	The Contractor shall:

(a)	provide such information and assistance reasonably required by the Department to allow the Department to comply with its general equality duty under section 149 of the Equality Act 2010 and any specific duties made under section 151 of the Equality Act 2010; and

(b)	comply and shall procure that its Sub-contractors comply with their respective obligations under section 149 of the Equality Act 2010 if and to the extent that they carry out public functions.

24.	Contractor’s Obligations in connection with the Transfer of Undertakings (Protection of Employment) Regulations 2006 (the “TUPE Regulations”)

24.1	The Contractor shall provide the Department, or any other person authorised by the Department who is to be invited to submit a tender in relation to the provision of similar Services, with such information (including any changes to and interpretations thereof) in connection with TUPE as the Department may require. The Contractor shall provide the information within ten (10) days of the Department’s request.

24.2	The Contractor shall comply with the obligations set out in Schedule 9 (Employment and Pensions).

24.3	The Contractor shall not knowingly do, or omit to do, anything which may adversely affect the orderly transfer of responsibility for provision of the Services.

25.	Environmental Requirements

25.1	In providing the Services the Contractor shall comply with paragraph 6 of Schedule 8.9 (Management Plan Requirements) and with the Department’s Environmental Policy to conserve energy, water and other resources, reduce waste and phase out the use of ozone depleting substances and minimise the release of greenhouse gases, volatile organic compounds and other substances damaging to health and the environment.

25.2	All written work, including reports, in connection with this Contract shall (unless otherwise specified) be produced on recycled paper containing at least eighty percent (80%) post consumer waste and used on both sides where appropriate.

25.3	All timber or wood-derived products procured as part of this Contract must originate from either legal or sustainable or FLEGT licensed or equivalent sources, as set out in this Contract. The condition at http://www.dft.gov.uk/about/procurement/dft/timber will also apply.

25.4	All goods purchased by the Contractor on behalf of the Department (or which will become the property of the Department) must comply with the relevant minimum environmental standards specified in the Government Buying Standards (formerly “Quick Wins”) unless otherwise specified or agreed in writing. Please go to the Department website at http://dft.g2b.info/public/policies_environmental_issues.htm and select “find a product”.

26.	Safety

26.1	The Contractor shall be responsible for the observance by itself, its employees and Sub-contractors of all safety precautions necessary for their protection and the protection of any other persons, including all precautions required to be taken by or under or pursuant to any Act of Parliament. For the avoidance of doubt this includes the Department’s health and safety policies and any regulations or by-laws issued by the Department, any other government department, local authority or other body. The Contractor shall co-operate fully with the Department to ensure the proper discharge of these duties.

27.	Special Health and Safety Hazards

27.1	The Contractor shall comply with its Safety Plan and Safety Policy Statement.

27.2	The Department shall throughout the life of this Contract notify the Contractor of any known special health and safety hazards which may be involved or introduced on the Premises and which may affect the Contractor. The Contractor shall throughout the life of this Contract notify the Department of any hazards which may affect the Department or its performance of the Services or any breach of the Safety Plan and Safety Policy Statement.

27.3	The Contractor shall draw any such hazards to the attention of his employees and Sub-contractors or any other persons under his control engaged on the work being performed on the Premises or the Contractor’s premises. Arrangements shall be made by the Contractor so that such persons and other persons employed by or controlled by Sub-contractors and working on the Contractor’s tasks on the Premises or the Contractor’s premises are adequately informed and instructed on the hazards and any necessary associated safety measures.

28.	Accidents to Contractor’s Servants or Agents

28.1	Accidents to the Contractor’s Staff which require to be reported in accordance with relevant health and safety legislation shall be reported immediately to the Contract Manager or his authorised representative.

29.	Data Protection

29.1	Where the Data Protection Act 1998 applies to any aspect of the Services to be performed under this Contract, the Contractor shall take such measures as are necessary to comply with its terms.

29.2	Without prejudice to Condition 29.1, the Contractor shall:

(a)	only accept instructions in respect of data processing from the Department;

(b)	adopt all technical and organisational measures necessary to protect all personal data processed by him on behalf of the Department against unauthorised or unlawful processing, and accidental loss, damage or destruction; and

(c)	ensure that all employees and Sub-contractors involved in data processing are suitable for the task.

30.	Data Protection – Personal Data

30.1	The data controller in respect of such personal data as is held or acquired by the Department in relation to this Contract is the Secretary of State for Transport.

30.2	The data controller’s nominated representative for the purposes of the Data Protection Act 1998 is the Department’s Data Protection Officer.

30.3	The Department shall use such personal data only for purposes relating directly to:

(a)	the management and performance of this Contract by the Contractor; and

(b)	the provision by the Department of references within the Department and to other Government Departments.

30.4	The Contractor hereby agrees and shall procure from any relevant individual agreement to the publication by the Department in any format of the following personal data: name and contact details. The Contractor shall provide a copy of any relevant individual’s consent to the Department on request.

30.5	If, having regard to the circumstances in which the Department processes such personal data, the Department requires the Contractor or any relevant individual to provide additional information to enable the Department to process that personal data fairly it shall notify the Contractor in writing and the Contractor shall provide or procure the additional information within seven (7) days of receipt of the request.

31.	Disclosure of Information

31.1	The Contractor acknowledges that the Department is subject to the requirements of the FOIA and the Environmental Information Regulations and shall assist and cooperate with the Department to enable the Department to comply with its Information disclosure obligations.

31.2	The Contractor shall and shall procure that any Sub-contractors shall transfer to the Department all Requests for Information that it receives as soon as practicable and in any event within two (2) Working Days of receiving a Request for Information:

(a)	provide the Department with a copy of all Information in its possession, or power in the form that the Department requires within five (5) Working Days (or such other period as the Department may specify) of the Department’s request; and

(b)	provide all necessary assistance as reasonably requested by the Department to enable the Department to respond to the Request for Information within the time for compliance set out in section 10 of the FOIA or Regulation 5 of the Environmental Information Regulations.

31.3	The Department shall be responsible for determining in its absolute discretion and notwithstanding any other provision in this Contract or any other agreement whether the Commercially Sensitive Information and/or any other Information is exempt from disclosure in accordance with the provisions of the FOIA or the Environmental Information Regulations.

31.4	In no event shall the Contractor respond directly to a Request for Information unless expressly authorised to do so by the Department.

31.5	The Contractor acknowledges that (notwithstanding the provisions of Condition 31.2) the Department may, acting in accordance with the Secretary of State for Constitutional Affairs Code of Practice on the Discharge of the Functions of Public Authorities under Part 1 of the Freedom of Information Act 2000 (“the Code”), be obliged under the FOIA, or the Environmental Information Regulations to disclose information concerning the Contractor or the Services in certain circumstances:

(a)	without consulting the Contractor; or

(b)	following consultation with the Contractor and having taken their views into account;

(c)	provided always that where Condition 31.5(a) applies the Department shall, in accordance with any recommendations of the Code, take reasonable steps, where appropriate, to give the Contractor advanced notice, or failing that, to draw the disclosure to the Contractor’s attention after any such disclosure.

31.6	The Contractor shall ensure that all Information is retained for disclosure and shall permit the Department to inspect such records as requested from time to time.

31.7	The Contractor acknowledges that the Commercially Sensitive Information listed in Schedule 4.2 (Commercially Sensitive Information) is of indicative value only and that the Department may be obliged to disclose it in accordance with this Condition 31.

31.8	Without prejudice to the Department’s obligations under the FOIA, neither Party shall make any press announcement or publicise the Contract or any part thereof in any way, except with the prior written consent of the other Party.

31.9	Both Parties shall take reasonable steps to ensure that their servants, employees, agents, Sub-contractors, suppliers, professional advisors and consultants comply with Condition 31.8.

32.	Department Data

32.1	The Contractor shall not delete or remove any proprietary notices contained within or relating to the Department Data.

32.2	The Contractor shall not store, copy, disclose, or use the Department Data except as necessary for the performance by the Contractor of its obligations under this Contract or as otherwise expressly authorised in writing by the Department.

32.3	To the extent that Department Data is held and/or processed by the Contractor, the Contractor shall supply that Department Data to the Department as requested by the Department in the format specified.

32.4	The Contractor shall take responsibility for preserving the integrity of Department Data and preventing the corruption or loss of Department Data.

32.5	The Contractor shall perform secure back-ups of all Department Data and shall ensure that up-to-date back-ups are stored off-site in accordance with Good Industry Practice. The Contractor shall ensure that such back-ups are available to the Department at all times upon request.

32.6	The Contractor shall ensure that any system on which the Contractor holds any Department Data, including back-up data, is a secure system that complies with the Security Policy.

32.7	If the Department Data is corrupted, lost or sufficiently degraded as a result of the Contractor’s Default so as to be unusable, the Department may:

(a)	require the Contractor (at the Contractor’s expense) to restore or procure the restoration of Department Data to the extent and in accordance with the requirements specified; and/or

(b)	itself restore or procure the restoration of Department Data, and shall be repaid by the Contractor any reasonable expenses incurred in doing so to the extent and in accordance with the requirements specified.

33.	Removable Media

33.1	The Contractor shall only use encrypted Removable Media issued by the Department when connected to the Department’s IT network and all use must be in strict accordance with the rules about sensitivity and risks of information. In particular, encrypted memory sticks may only be used for data marked up to and including PROTECT, as per the Protective Marking System.

33.2	All losses of data must be reported to the Contract Manager as soon as possible so that risk mitigation action can be taken. Any theft of Removable Media must be reported to the Police and a crime/incident number obtained.

33.3	Floppy disks must not be used in the delivery of this Contract.

34.	Intellectual Property, Royalties and Licence Fees

34.1	The Contractor shall ensure that all royalties, licence fees and similar expenses in respect of all intellectual property or Intellectual Property Rights used in connection with this Contract have been paid and are included in the Contract Price.

34.2	In this Condition 34 the term “Intellectual Property Rights” means all intellectual and industrial property rights of any nature whatsoever, including all of the following: patents, copyrights, database rights, design rights; all rights in or arising out of discoveries, inventions, improvements, know-how, confidential information, trade marks, designs and works; the right to apply for any form of protection for any of these, applications for and registrations of any of these and all resulting registrations. In each case it includes these rights and interests in every part of the world for their full terms, including any renewals and extensions, and the right to receive any income from them and any compensation in respect of their infringement.

35.	Drawings, Specifications, Software, Designs and Other Data

35.1	The final ‘deliverable’ version of any data, including written reports, calculations, software, designs, drawings, specifications, maps and photographs completed or provided in connection with this Contract (each a “Deliverable”) shall be delivered up to the Department on completion (or, if sooner, termination) of the Services, subject to the retention of proper professional records. The Deliverables shall be supplied by the Contractor in an agreed format.

35.2	If this Contract is terminated by the Department pursuant to the provisions of Conditions 43, 44, or 45 the provisions of Condition 35.1 shall apply to the working version of each Deliverable (a “Working Deliverable”) that has not been completed as at the date of termination of this Contract. The Department acknowledges that Working Deliverables may contain information that is incomplete and agrees that should it choose to rely upon any Working Deliverable that reliance shall be at its own risk.

35.3	Subject to Condition 35.2, the Contractor shall be responsible for the accuracy of all Deliverables supplied to the Department by the Contractor in connection with the supply of the Services and shall pay the Department any extra costs occasioned by any discrepancies, errors or omissions therein.

36.	Production and Retention of Documentation

36.1	The Contractor shall keep and maintain until six (6) years after the end of the Term, or as long a period as may be agreed between the Parties, full and accurate records of the Contract including the Services supplied under it, all expenditure reimbursed by the Department, and all payments made by the Department. The Contractor shall on request afford the Department or the Department’s representatives such access to those records as may be requested by the Department in connection with this Contract. The right to these records shall not apply to the extent that an examination would jeopardise the confidentiality of information relating to the Contractor’s other clients.

36.2	Subject to the provision of reasonable notice to the Contractor, and for the purpose of:

(a)	examining and certifying the Department’s accounts; or

(b)	any examination, pursuant to section 6(1) of the National Audit Act 1983, of the economy, efficiency and effectiveness with which the Department has used its resources;

36.2.2	the Comptroller and Auditor General shall have a right of access to such relevant documents as are owned, held or otherwise within the control of the Contractor.

36.3	The Contractor shall assist the Comptroller and Auditor General to understand such documents and provide any oral and/or written information and explanation of the documents as may reasonably be requested.

36.4	For the avoidance of doubt, nothing in this Condition 36 constitutes a requirement or agreement for the purposes of section
6(3)(d) of the National Audit Act 1983 for the examination, certification or inspection of the accounts of the Contractor.

37.	Change Control Procedure

37.1	Where the Department or the Contractor sees a need to change this Contract, the Department may at any time request, and the Contractor may at any time recommend, such Change only in accordance with the Change Control Procedure set out in sub-Conditions 37.5 to 37.10 below (the “Change Control Procedure”).

37.2	Until such time as a Change is made in accordance with the Change Control Procedure, the Department and the Contractor shall, unless otherwise agreed in writing, continue to perform this Contract in compliance with its terms prior to such Change.

37.3	Any discussions which may take place between the Department and the Contractor in connection with a request or recommendation before the authorisation of a resultant Change shall be without prejudice to the rights of either Party.

37.4	Any work undertaken by the Contractor and the Staff which has not been authorised in advance by a Change, and which has not been otherwise agreed in accordance with the provisions of this Condition 37, shall be undertaken entirely at the expense and liability of the Contractor.

37.5	Discussion between the Department and the Contractor concerning a Change shall result in any one of the following:

(a)	no further action being taken;

(b)	a request to change this Contract by the Department; or

(c)	a recommendation to change this Contract by the Contractor.

37.6	Where a written request for an amendment is received from the Department, the Contractor shall, unless otherwise agreed, submit two (2) copies of a Change Control Note signed by the Contractor to the Department within three (3) weeks of the date of the request.

37.7	A recommendation to amend this Contract by the Contractor shall be submitted directly to the Department in the form of two (2) copies of a Change Control Note signed by the Contractor at the time of such recommendation. The Department shall give its response to the Change Control Note within three (3) weeks.

37.8	Each Change Control Note shall contain:

(a)	the title of the Change;

(b)	the originator and date of the request or recommendation for the Change;

(c)	the reason for the Change;

(d)	full details of the Change, including any specifications;

(e)	the price, if any, of the Change;

(f)	a timetable for implementation, together with any proposals for acceptance of the Change;

(g)	a schedule of payments if appropriate;

(h)	details of the likely impact, if any, of the Change on other aspects of this agreement including:

(i)	the timetable for the provision of the Change;

(ii)	the personnel to be provided;

(iii)	the Contract Price;

(iv)	the documentation to be provided;

(v)	the training to be provided;

(vi)	working arrangements;

(vii)	other contractual issues;

(viii)	the date of expiry of validity of the Change Control Note; and

(ix)	provision for signature by the Department and the Contractor.

37.9	For each Change Control Note submitted by the Contractor the Department shall, within the period of the validity of the Change Control Note:

(a)	allocate a sequential number to the Change Control Note; and

(b)	evaluate the Change Control Note and, as appropriate:

(i)	request further information;

(ii)	arrange for two (2) copies of the Change Control Note to be signed by or on behalf of the Department and return one of the copies to the Contractor; or

(iii)	notify the Contractor of the rejection of the Change Control Note.

37.10	A Change Control Note signed by the Department and by the Contractor shall constitute an amendment to this Contract.

38.	Meetings and Reports

38.1	The Contractor shall upon receipt of reasonable notice and during normal business hours attend all meetings arranged by the Department for the discussion of matters connected with the performance of the Services. Such performance review meetings shall take place at least every three (3) months.

38.2	In addition to the Contractor’s reporting obligations under paragraph 6.3 of Schedule 2.1 (Specification), and without prejudice to any other requirement in this Contract, the Contractor shall provide such reports on the performance of the Services (“Management Information”) as the Contract Manager may reasonably require within seven (7) days of such Department request, and in a format agreed with the Contract Manager.

38.3	The Contractor agrees that the Department may provide Cabinet Office Major Projects Authority with information relating to the Services procured and any payments made under this Contract.

38.4	Upon receipt of the Management Information supplied by the Contractor in response to a request under Condition 38.2 above or receipt of information provided by the Department to Cabinet Office Major Projects Authority under Condition 38.3, the Department and the Contractor hereby consent to Cabinet Office Major Projects Authority:

(a)	storing and analysing the Management Information and producing statistics; and

(b)	sharing the Management Information or any statistics produced using the Management Information, with any other Contracting Authority.

38.5	In the event that Cabinet Office Major Projects Authority shares the Management Information or information provided under Condition 38.4 in accordance with Condition 38.4(b), any Contracting Authority receiving the information shall be informed of the confidential nature of that information and shall be requested not to disclose it to any body who is not a Contracting Authority (unless required by law).

38.6	The Department may make changes to the Management Information which the Contractor is required to supply and shall give the Contractor at least one (1) Month’s written notice of any changes.

38.7	If the Department reasonably suspects the Contractor or any person associated with the Contractor of breach of Condition 20.1, the Department and its third party representatives shall have the right to immediately access and take copies of any records and any other information held at the Contractor’s premises and to meet with the Contractor’s Staff to audit the Contractor’s compliance with its obligations under Condition 20.1. The Contractor shall give all necessary assistance to the conduct of such audit during the Term of this Contract and for a period of three (3) years after termination of this Contract.

39.	Assignment, Sub-Contractors and Suppliers

39.1	The Contractor shall not sub-contract or transfer, assign, charge, or otherwise dispose of this Contract or any part of it without the prior written consent of the Department and the Contractor shall inform the Department of any changes to Key Sub-contractors’ suppliers.

39.2	In making a request pursuant to Condition 39.1 the Contractor shall provide the Department with the following information about the proposed Sub-contractor:

(a)	its name, registered office and company registration number;

(b)	a copy of the proposed Sub-contract;

(c)	the purposes for which the proposed Sub-contractor will be employed, including the scope of any services to be provided by the proposed Sub-contractor;

(d)	if relevant, confirmation that the Sub-contract requires the proposed Sub-contractor to comply with any relevant KPIs;

(e)	where the proposed Sub-contractor is also an Affiliate of the Contractor, evidence that demonstrates to the reasonable satisfaction of the Department that the proposed Sub-contract has been agreed on “arms-length” terms; and

(f)	any further information reasonably requested by the Department including without limitation how the use of such Sub-contractor complies with the requirements of Condition 39.11.

39.3	If the supply of information required pursuant to Condition 39.2 would amount to a breach of any rules and regulations of any exchange on which the shares of the Contractor are admitted for listing and/or trading, or any other rules or regulations with which the Contractor is obliged to comply as a result of that listing, the Contractor shall provide the Department with the relevant information to the fullest extent permitted by those rules and regulations.

39.4	Despite the Contractor’s right to sub-contract pursuant to this Condition 39, the Contractor shall remain responsible for all acts and omissions of its Sub-contractors and the acts and omissions of those employed or engaged by the Sub-contractors as if they were its own. An obligation on the Contractor to do, or to refrain from doing, any act or thing shall include an obligation upon the Contractor to procure that its employees, staff, agents and Sub-contractors’ employees, staff and agents also do, or refrain from doing, such act or thing.

39.5	Where the Contractor enters into a contract with a supplier or Sub-contractor for the purpose of performing this Contract or any part of it, he shall cause a term to be included in such contract which requires payment to be made by the Contractor to the supplier or Sub-contractor within a specified period not exceeding thirty (30) days from receipt of an invoice properly issued in accordance with that contract.

39.6	The Department has consented to the engagement of the Sub-contractors listed in Schedule 8.1 (Governance and Contract Management) subject to the provision by the Contractor of the information listed in Condition 39.2 prior to the Commencement Date (within three months from the Commencement Date or such other period that the Department may permit and notify to the Contractor in writing).

39.7	The Contractor shall not make use of a pre-existing contract with any Key Sub-contractor, listed as such in Schedule 8.1 (Governance and Contract Management), without the prior written consent of the Department, which shall not be unreasonably withheld or delayed.

39.8	The Contractor shall be a party to all Key Sub-contracts and except where the Department has given its prior written consent under Condition 39.7 the Contractor shall ensure that each Key Sub-contract shall include:

(a)	a right under the Contracts (Rights of Third Parties) Act 1999 (or, where requested by the Department, an equivalent legal right) for the Department to enforce the terms of that Key Sub-contract as if it were the Contractor;

(b)	a provision enabling the Contractor to assign, novate or otherwise transfer any of its rights and/or obligations under the Key Sub-contract to the Department or any Replacement Contractor;

(c)	a provision restricting the ability of the Key Sub-contractor to further Sub-contract elements of the service provided to the Contractor without first seeking the consent of the Department;

(d)	a provision enabling the Contractor, the Department or any other person on behalf of the Department to step-in on substantially the same terms as are set out in Condition 42 (Unsatisfactory Performance);

(e)	a provision requiring the Key Sub-contractor to notify the Department promptly in writing of any material non-payment or late payment of any sums properly due to the Key Sub-contractor from the Contractor under the Key Sub-contract, under a specified valid invoice and not subject to a genuine dispute; and

(f)	a provision requiring the Key Sub-contractor to:

(i)	promptly notify the Contractor and the Department in writing of a Sub-contractor Financial Distress Event or any fact, circumstance or matter which could cause a Sub-contractor Financial Distress Event (and in any event, provide such notification within ten (10) Working Days of the date on which the Key Sub-contractor first becomes aware of the Sub-contractor Financial Distress Event or the fact, circumstance or matter which could cause the Sub-contractor Financial Distress Event); and

(ii)	co-operate with the Contractor and the Department in order to give full effect to the provisions relating to Financial Distress provisions within Schedule 8.1 (Governance and Contract Management) including meeting with the Contractor and the Department to discuss and review the effect of the Sub-contractor Financial Distress Event on the continued performance and delivery of the Services, and contributing to and complying with any business continuity plan.

39.9	As a condition of its consent under Condition 39.1, the Department may require that the relevant Key Sub-contractor enters into a direct agreement with the Department, in which case the Contractor shall procure that such Key Sub-contractor enters into a direct agreement with the Department as soon as reasonably practicable and on such terms as may be reasonably requested by the Department.

39.10	Termination of Sub-contracts

39.10.1	The Contractor shall not terminate or materially amend the terms of any Sub-contract without the Department’s prior written consent, which shall not be unreasonably withheld or delayed.

39.10.2	The Department may terminate this Contract in accordance with Condition 44 (Termination of this Contract) and/or require the Contractor to terminate the relevant Sub-contract if there is a Change of Control of a Key Sub-contractor on the same terms as those set out in Condition 40.1.

39.11	Use of SMEs in the Supply Chain and Long Term Job-Seekers

39.11.1	The Department expects the Contractor and Key Sub-contractors to:

39.11.2	make best use of a variety of suppliers in its supply chain that should include without limitation Small and Medium–sized Enterprises (“SME”) where the respective Contractor and Key Sub-Contractor is not itself an SME; and

39.11.3	provide opportunities and training (which may include apprenticeships or equivalent) for long-term job seekers.

39.11.4	The Contractor shall, where practicable, promote opportunities for inclusion of SMEs within its supply chain. Where SMEs are used within the Contractor’s supply chain, where practicable such usage should support the Department’s targets that may be set by the Government for SME usage and spend.

39.11.5	Where required, the Contractor shall report monthly or such other period as the parties agree to the Department in writing on:

(a)	the use of Sub-contractors in its supply chain including information on use of SMEs, spend, performance, and payment; and

(b)	how opportunities and training (which may include apprenticeships or equivalent) for long-term job seekers is being developed and implemented.

40.	Merger, Take-Over or Change of Control

40.1	The Contractor shall obtain the Department’s written consent (which may be given subject to conditions) prior to any Change of Control of the Contractor, provided that where a Change of Control arises from any change in the beneficial or legal ownership of shares that are listed on the stock exchange, such approval shall be obtained promptly as soon as the Contractor becomes aware of the same. Such consent may not be unreasonably withheld by the Department, other than in situations involving national security, in which case any consent may be at the Department’s absolute discretion. If such consent is not obtained when required by this Condition 40.1, the Department has the right to terminate this Contract at its election as set out in Condition 44 (Termination of this Contract).

40.2	The Contractor shall inform the Department immediately in writing of any Change of Ownership of the Contractor.

40.3	The Contractor shall inform the Department of any change, or proposed change in the name of or status of the Contractor.

41.	Disruption

41.1	The Contractor shall take reasonable care to ensure that in the performance of its obligations under the Contract it does not disrupt the operations of the Department, its employees or any other contractor employed by the Department.

41.2	The Contractor shall immediately inform the Department of any actual or potential industrial action, whether such action by their own employees or others, which affects or might affect its ability at any time to perform its obligations under the Contract.

41.3	In the event of industrial action by the Staff, the Contractor shall seek the written consent of the Department to its proposals to continue to perform its obligations under the Contract.

41.4	If the Contractor’s proposals referred to in Condition 41.3 are considered insufficient or unacceptable by the Department acting reasonably, then the Contract may be terminated with immediate effect by the Department by notice in writing.

41.5	If the Contractor is temporarily unable to fulfil the requirements of the Contract owing to disruption of normal business of the Department, the Contractor may request a reasonable allowance of time and in addition, the Department will reimburse any additional expense reasonably incurred by the Contractor as a direct result of such disruption.

42.	Unsatisfactory Performance

42.1	Where in the opinion of the Department the Contractor has failed to perform the whole or any part of the Services in accordance with this Contract (including the KPIs), the Department may give the Contractor a notice specifying the way in which his performance falls short of the requirements of this Contract, or is otherwise unsatisfactory, and the corrective actions required to remedy the situation within four (4) days.

42.2	Without prejudice to Condition 42.1, where the Contractor has failed to perform the whole or any part of those Services, that are not measured by one of the KPIs which is associated with a service credit regime, the Department may withhold or reduce payments to the Contractor in such amounts as relate directly to the Department’s claim for unsatisfactory performance.

42.3	Any notice served by the Department pursuant to Condition 42.1 may require from the Contractor that it re-schedules and performs the Services to the Department’s satisfaction within such period as shall be specified by the Department in the notice and at his own expense, including where necessary, the correction or re-execution of any Services already carried out.

42.4	Any notice served by the Department pursuant to Condition 42.1 shall be without prejudice to the Department’s rights under these Conditions.

42.5	The Department may take step-in action under this Condition 42 in the following circumstances:

(a)	there is a Default by the Contractor that is materially preventing or materially delaying the performance of the Services or any part of the Services;

(b)	there is a Delay that has or the Department reasonably anticipates will result in the Contractor’s failure to pass the Acceptance Procedure by any Planned Operational Delivery Date;

(c)	a Force Majeure Event occurs which materially prevents or materially delays the performance of the Services or any part of the Services;

(d)	where the Contractor is not in breach of its obligations under this Contract but the Department considers that the circumstances constitute an emergency;

(e)	because a serious risk exists to the health or safety of persons, property or the environment;

(f)	to discharge a statutory duty; and/or

(g)	where the Department is entitled to terminate this Contract in accordance with Condition 43 (Insolvency of the Contractor).

42.6	Before the Department exercises its right of step-in under this Condition 42 it shall permit the Contractor the opportunity to demonstrate to the Department’s reasonable satisfaction within four (4) Working Days that the Contractor is still able to provide the Services in accordance with the terms of this Contract and/or remedy the circumstances giving rise to the right to step-in without the requirement for the Department to take action.

42.7	If the Department is not satisfied with the Contractor’s demonstration pursuant to Condition 42.6, the Department may:

(a)	where the Department considers it expedient to do so, require the Contractor by notice in writing to take those steps that the Department considers necessary or expedient to mitigate or rectify the state of affairs giving rising to the Department’s right to step-in;

(b)	appoint any person to work with the Contractor in performing all or a part of the Services (including those provided by any Sub-contractor); or

(c)	take the steps that the Department considers appropriate to ensure the performance of all or part of the Services (including those provided by any Sub-contractor).

42.8	The Contractor shall co-operate fully and in good faith with the Department, or any other person appointed in respect of Condition 42.7(b) and shall adopt any reasonable methodology in providing the Services recommended by the Department or that person.

42.9	If the Contractor:

(a)	fails to confirm within ten (10) Working Days of a notice served pursuant to Condition 42.7(a) that it is willing to comply with that notice; or

(b)	fails to work with a person appointed in accordance with Condition 42.7(b); or

(c)	fails to take the steps notified to it by the Department pursuant to Condition 42.7(c),

(d)	then the Department may take action under this Condition 42 either through itself or with the assistance of third party contractors, provided that the Contractor may require any third parties to comply with a confidentiality undertaking.

42.10	If the Department takes action pursuant to Condition 42.9, the Department shall serve notice (“Step-In Notice”) on the Contractor. The Step-In Notice shall set out the following:

(a)	the action the Department wishes to take and in particular the Services it wishes to control;

(b)	the reason for and the objective of taking the action and whether the Department reasonably believes that the primary cause of the action is due to the Contractor’s Default;

(c)	the date it wishes to commence the action;

(d)	the time period which it believes will be necessary for the action;

(e)	whether the Department will require access to the Contractor’s premises and/or the Bases; and

(f)	to the extent practicable, the effect on the Contractor and its obligations to provide the Services during the period the action is being taken.

42.11	Following service of a Step-In Notice, the Department shall:

(a)	take the action set out in the Step-In Notice and any consequential additional action as it reasonably believes is necessary (together, the “Required Action”);

(b)	keep records of the Required Action taken and provide information about the Required Action to the Contractor;

(c)	co-operate wherever reasonable with the Contractor in order to enable the Contractor to continue to provide any Services in relation to which the Department is not assuming control; and

(d)	act reasonably in mitigating the cost that the Contractor will incur as a result of the exercise of the Department’s rights under this Condition 42.

42.12	For so long as and to the extent that the Required Action is continuing, then:

(a)	the Contractor shall not be obliged to provide the Services to the extent that they are the subject of the Required Action; and

(b)	subject to Condition 42.13, the Department shall pay to the Contractor the Monthly Standing Charges after the deduction of any of the Department’s costs of taking the Required Action.

42.13	If the Required Action results in:

(a)	the degradation of any Services not subject to the Required Action; or

(b)	the failure to meet the KPIs,

beyond that which would have been the case had the Department not taken the Required Action, then the Contractor shall be entitled to an agreed adjustment of the Monthly Standing Charges, provided that the Contractor can demonstrate to the reasonable satisfaction of the Department that the Required Action has led to the degradation or failure to meet the KPIs.

42.14	Before ceasing to exercise its step-in rights under this Condition 42, the Department shall deliver a written notice to the Contractor (“Step-Out Notice”), specifying:

(a)	the Required Action it has actually taken; and

(b)	the date on which the Department plans to end the Required Action (“Step-Out Date”) subject to the Department being satisfied with the Contractor’s ability to resume the provision of the Services and the Contractor’s plan developed in accordance with Condition 42.15.

42.15	The Contractor shall, following receipt of a Step-Out Notice and not less than twenty (20) Working Days prior to the Step-Out Date, develop for the Department’s approval a draft plan (“Step-Out Plan”) relating to the resumption by the Contractor of the Services, including any action the Contractor proposes to take to ensure that the affected Services satisfy the requirements of this Contract.

42.16	If the Department does not approve the draft Step-Out Plan, the Department shall inform the Contractor of its reasons for not approving it. The Contractor shall then revise the draft Step-Out Plan taking those reasons into account and shall re-submit the revised plan to the Department for the Department’s approval. The Department shall not withhold or delay its approval of the draft Step-Out Plan unnecessarily.

42.17	The Contractor shall bear its own costs in connection with any step-in by the Department under this Condition 42, provided that the Department shall reimburse the Contractor’s reasonable additional expenses incurred directly as a result of any step-in action taken by the Department under:

(a)	Condition 42.5(c) or 42.5(d); or

(b)	Conditions 42.5(e) and 42.5(f) (insofar as the primary cause of the Department serving the Step-In Notice is identified as not being the result of a Contractor’s Default).

43.	Insolvency of the Contractor

43.1	If the Contractor:

(a)	being an individual (or if the Contractor is a partnership any individual being a partner of such partnership) has a bankruptcy order made against him; applies to court for an interim order or makes an arrangement or composition with his creditors; is subject to any distress, execution or other similar process in relation to his assets; takes the benefit of any statutory provision for the time being in force for the relief of insolvent debtors; takes any step or any step is taken towards any of the matters referred to in this Condition 43.1(a); or

(b)	being a company, a limited liability partnership or a partnership has an order made or a resolution passed for the winding up of the Contractor or circumstances arise which entitle a court of competent jurisdiction to make a winding-up order; is subject to an order made by a court of competent jurisdiction or a resolution passed for the administration of the Contractor or documents are filed with the court for the appointment of an administrator or notice of intention to appoint an administrator is given by the Contractor or its directors or by a qualifying floating charge holder (as defined by Paragraph 14 of Schedule B1 to the Insolvency Act 1986); has a receiver, administrative receiver or manager appointed (or any step is taken to make such appointment) in respect of the whole or any part of the assets and undertaking of the Contractor; is subject to any distress, execution or other similar process in relation to any of its assets; makes any arrangement or composition with its creditors; or

(c)	takes or is subject to any similar or analogous action to any of the matters referred to in Conditions 43.1(a) and 43.1(b) above in any other jurisdiction,

then without prejudice to any other rights available to it, the Department may give notice in writing at any time to the Contractor terminating this Contract with immediate effect.

43.2	The Contractor shall give notice in writing to the Department of the occurrence of any of the events referred to in Conditions 43.1(a) to 43.1(c) above immediately on becoming aware of the same.

44.	Termination of this Contract

44.1	Without prejudice to any other power of termination, the Department may by notice in writing terminate this Contract with immediate effect for any of the following reasons:

(a)	breach by the Contractor of any of Conditions 20 (Prevention of Corruption), 21 (Prevention of Fraud), 22 (Official Secrets Acts), 31 (Disclosure of Information) and 60 (Prohibition of use of Offshore Tax Structures) of this Contract, or any other irremediable breach of contract;

(b)	failure by the Contractor to comply with a notice given under Condition 42 (Unsatisfactory Performance);

(c)	the Contractor ceases or proposes to cease to carry on its business;

(d)	a Change of Control occurs without the prior approval of the Department;

(e)	breach by the Contractor of the Bribery Act 2010 in relation to this Contract or any other contract with the Department or any Crown Body;

(f)	the Guarantor is in breach or anticipatory breach (such anticipatory breach arising in the reasonable view of the Department) of the Guarantee (without the Guarantee being replaced with a comparable guarantee to the satisfaction of the Department) or the Guarantor suffers an insolvency event (as listed in Condition 43.1); or

(g)	the occurrence of

(i)	any breach; or

(ii)	any event which with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition or any combination of the foregoing would constitute an event of breach, which is continuing, unremedied and unwaived, under or in connection with any document or arrangement relating to any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Contractor or the Guarantor or any subsidiary undertaking of the Guarantor in respect of money that has been borrowed exclusively for the purposes of financing the provision of the Services by the Contractor.

44.2	Without prejudice to any other power of termination, the Department may by notice in writing terminate this Contract for any other remedial material breach of contract if the Contractor fails to remedy the same within four (4) days of the breach occurring.

45.	Break or Reduction in Services and Compensation Payment

45.1	In addition to its powers under any other of these Conditions the Department shall, at any time during the Term, have the right to:

(a)	terminate the whole or any part of this Contract at any time; and

(b)	reduce the number of Bases from which the Services are provided,

in each case by giving the Contractor at least six (6) Month’s written notice upon payment of the Compensation Payment.

45.2	In calculating the Compensation Payment in Condition 45.1, the Contractor agrees to take all reasonable steps to minimise and mitigate any Breakage Costs and Unrecovered costs by:

(a)	the appropriation of assets, employees and resources for other purposes. If such assets, employees and resources can be used for other purposes then there shall be an equitable reduction in the Breakage Costs and Unrecovered Costs payable by the Department or a third party to the Contractor; and

(b)	in relation to contracts entered into with third parties, termination by the Contractor of those contracts at the earliest possible date without breach or where contractually permitted, and, where required by the Department, assigning such contracts to the Department or a third party acting on behalf of the Department.

45.3	For the avoidance of doubt, the Department shall be entitled to set off any outstanding liabilities of the Contractor against any amount it pays in compensation pursuant to its rights set out in this Contract.

45.4	The value of the Compensation Payment shall be reduced or extinguished to the extent that the Contractor has already received the Contract Price or the financial benefit of any other remedy given under this Contract so that there is no double counting in calculating the relevant payment.

46.	Consequences of Termination or Break

46.1	Upon the expiry of any notice period, or immediately upon termination without notice, this Contract shall be terminated without prejudice to any right of action or remedy which shall have accrued or shall thereupon accrue to the parties. Termination shall not affect the continued operation of Conditions 20, 22, 29, 30, 31, 36, 46, 48, 49 to 51, and 58, Schedule 1 (Definitions), Schedule 4.2 (Commercially Sensitive Information), Schedule 5 (IPR Conditions – Contractor Ownership), Schedule 7.1 (Compensation Payment), Schedule 7.2 (Option Exercise Fee), Schedule 7.5 (Price Schedules), Schedule 9 (Employment and Pensions), Schedule 10 (Exit Schedule) and Schedule 11 (Parent Company Guarantee).

46.2	Where this Contract is terminated under Condition 43 (Insolvency of the Contractor) or 44 (Termination of this Contract), the following provisions shall apply:

(a)	pending final ascertainment of such sums as are payable under this Contract any sum due or accruing from the Department to the Contractor may be withheld or reduced by such amount as the Department in either case considers reasonable and appropriate;

(b)	the Department may make all arrangements which are in its view necessary to procure the orderly completion of the Services, including the letting of another contract or contracts. In the event that a different organisation is required to take over the Services the Contractor shall co-operate in the transfer and with any arrangements notified to him by the Department. The transfer shall be arranged between the Department and the Contractor so as to reduce to a minimum any interruption in the Services;

(c)	where the total costs reasonably and properly incurred by the Department by reason of any arrangements made under Condition 46.2(b) exceed the amount that would have been payable to the Contractor for the completion of the Services, the excess shall be recoverable from the Contractor and the Department reserves the right to recover such excess by way of set-off as provided for under Condition 18 (Recovery of Sums Due).

46.3	Without prejudice to Condition 46.1, where this Contract is terminated or reduced under Condition 45 (Break or Reduction in Services and Compensation Payment), the Department shall pay to the Contractor the relevant Compensation Payment. For the avoidance of doubt the Department shall have no other liability to the Contractor in respect of such termination or reduction and shall not indemnify the Contractor against the cost of the Aircraft, associated equipment, loss of profit or consequential losses.

47.	Recovery upon Termination

47.1	On the termination or expiry of the Contract for any reason, the Contractor shall:

(a)	immediately return to the Department all Confidential Information, Department Data, Deliverables and IP Materials in its possession or in the possession or under the control of any permitted suppliers or Sub-contractors, which was obtained or produced in the course of providing the Services;

(b)	immediately deliver to the Department all Property (including materials, documents, information and access keys) provided to the Contractor during the Term (if any). Such property shall be handed back in good working order (allowance shall be made for reasonable wear and tear);

(c)	assist and co-operate with the Department to ensure an orderly transition of the provision of the Services to the Replacement Contractor and/or the completion of any work in progress; and

(d)	promptly provide all information concerning the provision of the Services which may reasonably be requested by the Department for the purposes of adequately understanding the manner in which the Services have been provided or for the purpose of allowing the Department or the Replacement Contractor to conduct due diligence.

47.2	If the Contractor fails to comply with Condition 47.1(a) and 47.1(b), the Department may recover possession thereof and the Contractor grants a licence to the Department or its appointed agents to enter (for the purposes of such recovery) any premises of the Contractor or its permitted suppliers or Sub-contractors where any such items may be held.

47.3	Where the end of the Operational Delivery Phase arises due to the Contractor’s default or negligence, the Contractor shall provide all assistance under Condition 47.1(c) and 47.1(d) free of charge. Otherwise, the Department shall pay the Contractor’s reasonable costs of providing the assistance and the Contractor shall take all reasonable steps to mitigate such costs.

47.4	The Contractor will comply with the provisions of Schedule 10 (Exit Schedule).

48.	Insurance

48.1	Requirement to maintain insurance

48.1.1	The Contractor shall for the periods specified in Schedule 7.6 (Required Insurances) take out and maintain or procure the taking out and maintenance of the Required Insurances described in Schedule 7.6 (Required Insurances) and any other insurances as may be required by Law (together the “Required Insurances”).

48.1.2	The Contractor shall ensure that the Required Insurances are effective in each case not later than the date on which the relevant risk commences which shall be no later than each Operational Delivery Date.

48.2	Non invalidation

48.2.1	No party to this Contract shall take any action or fail to take any action, or (insofar as is reasonably within its power) permit anything to occur in relation to it, which would entitle any insurer to refuse to pay any claim under any insurance policy in which that party is an insured.

48.3	Policy requirements

48.3.1	Where specified in Schedule 7.6 (Required Insurances) the Contractor shall ensure that the Department is named as an insured party for its separate interest.

48.3.2	The Contractor shall procure that each of the public and products liability and the employer’s liability insurance to be maintained by the Contractor under this Contract shall contain an indemnity to principals clause under which the Department shall be indemnified under such insurances in respect of claims made against the Department which arises from an incurred legal liability by the Contractor in the performance of the Services.

48.4	Risk management

48.4.1	Without prejudice to its other obligations under this Contract the Contractor shall:

(a)	take or procure the taking of all reasonable risk management and risk control measures in relation to the Services as it would be reasonable to expect of a Contractor acting in accordance with Good Industry Practice including but not limited to the investigation and reporting of claims to insurers; and

(b)	promptly notify its insurers of any material change of which the Contractor is or becomes aware in any risk insured against under any of the Required Insurances.

48.5	Evidence of insurances

48.5.1	The Contractor shall provide to the Department, in respect of the Required Insurances, on the Commencement Date and thereafter no later than each anniversary thereof, evidence, in a form satisfactory to the Department, acting reasonably, that such insurances are in full force and effect and satisfy in full the requirements of this Condition 48 (Insurance) and Schedule 7.6 (Required Insurances), and that the premiums payable in respect of such insurances have been paid in accordance with the applicable terms agreed with the insurers.

48.5.2	The Contractor shall also provide any further information reasonably requested by the Department in relation to the Required Insurances at any time during the Term of this Contract, on reasonable notice.

48.5.3	Neither inspection nor receipt of such evidence shall constitute acceptance by the Department of the terms thereof nor be a waiver of the Contractor’s liability under this Contract.

48.6	Notice

48.6.1	The Contractor shall notify the Department no later than five (5) days prior to the cancellation, suspension, termination, or non-renewal of any of the Required Insurances and as soon as reasonably practicable of any avoidance or attempted avoidance of any of the Required Insurances.

48.7	Breach

48.7.1	If the Contractor fails to maintain in force any of the insurances referred to in Condition 48.1.1, the Department may (but shall not be obliged to) pay any premiums required to keep such insurance in force in respect of this Contract or itself procure such insurance in respect of this Contract and may, in either case, recover from the Contractor on written demand as a debt the amount of any premium it has paid, and any reasonable additional cost it has incurred.

48.8	Notification of claims

48.8.1	The Contractor shall:

(a)	promptly notify to insurers any matter arising in connection with this Contract in respect of which it may be entitled to claim under any of the Required Insurances, and shall be responsible for any costs incurred in connection with the preparation and notification of such claims;

(b)	(except where the Department is the claimant) notify the Department of any claim in excess of one hundred thousand pounds sterling (£100,000) relating to this Contract on any of the Required Insurances or which, but for the applicable policy excess, would have been made on any of the Required Insurances and (if required by the Department) give full details of the incident giving rise to the claim.

48.9	Limit of Liability

48.9.1	Neither failure to comply, nor full compliance, with the insurance provisions of this Contract shall limit or relieve the Contractor of its other liabilities and obligations under this Contract.

48.10	Premiums

48.10.1	The insurance premiums for the Required Insurances shall at all times be the responsibility of the Contractor.

48.11	Deductibles

48.11.1	The Contractor shall not be relieved from liability for losses, damages or claims it is responsible for under this Contract, which would be insured under any of the Required Insurances but for any applicable insurance policy excess or deductible.

48.12	Quality of insurer

48.12.1	The Required Insurances shall be effected with insurers who are to the best of the Contractor’s knowledge and belief, of good financial standing and security and of good repute in the relevant insurance market.

48.13	Physical damage insurances

48.13.1	All insurance proceeds received under any of the physical damage insurances referred to in Schedule 7.6 (Required Insurances) shall be applied to repair, reinstate and replace each part or parts of the insured property in respect of which the proceeds were received.

48.14	Sub-contractor

48.14.1	Where the Contractor sub-contracts part of this Contract it shall procure that any Sub-contractor effects and maintains insurance to cover its liabilities under that sub-contract.

49.	Liability for Loss or Damage Sustained by Third Parties

49.1	The Contractor shall indemnify the Department, its servants and agents against all actions, claims, demands, costs, expenses, charges, payments and liabilities incurred by or made against the Department, its servants or agents, in respect of any loss or damage sustained by a third party which arises out of or in connection with this Contract which is caused directly or indirectly by any act or omission of the Contractor (including any negligent act or omission).

49.2	In Condition 49.1 third party includes any servant or agent of any other Department of State or Crown Body and loss or damage includes, without limitation:

(a)	loss or damage to property;

(b)	personal injury and death;

(c)	loss of use; and

(d)	any other loss, including direct, and/or indirect consequential loss.

50.	Liability for Other Loss or Damage

50.1	Subject to Condition 50.2, neither Party shall be liable to the other in respect of any damage to or loss of the other’s property, equipment or materials whether arising in contract, tort (including negligence) or as a result of a breach of statutory duty or otherwise.

50.2	The Contractor shall indemnify the Department in respect of any damage to or loss of Department property, equipment or materials carried on an Aircraft.

50.3	Subject to Condition 50.4 each Party shall indemnify and hold the other Party harmless from and against any loss or liability (including all costs, expenses, charges and payments) arising out of any actions, claims, demands in respect of injuries to, disease or death of its personnel.

50.4	The Contractor shall indemnify the Department in respect of any loss or liability arising as a result of injuries to or disease or death of the Department’s personnel on board the Aircraft or in the course of any of the operations of embarking or disembarking, including any direct, and/or indirect consequential loss or liability sustained by any of such personnel and direct consequential losses sustained by the Department but excluding indirect consequential losses sustained by the Department in relation to the employment of additional personnel.

51.	Limitations on Liability

51.1	The Contractor’s liability for loss or damage:

(a)	under Condition 49 (Liability for Loss or Damage Sustained by Third Parties), Condition 21 (Prevention of Fraud), Conditions 20 (Prevention of Corruption) and 22 (Official Secrets Act);

(b)	which cannot lawfully be excluded or limited;

(c)	due to the wilful abandonment by the Contractor of its obligations in relation to the provision of the Services or transition to a Replacement Contractor; and

(d)	under Condition 34 (Intellectual Property, Royalties and Licence Fees) or Schedule 5 (IPR Conditions—Contractor Ownership),

shall be unlimited.

51.2	The Contractor’s liability under Condition 50.2 is limited to the amount of insurance cover the Contractor holds in respect of cargo and luggage.

51.3	In all other cases liability under this Contract is limited to a total sum of seven hundred and seventy million pounds £770,000,000

51.4	Without prejudice to any other provision of this agreement (including, without limitation, Conditions 46.2(c), 49, 50.4 and 51.1), neither party shall be liable to the other in respect of any consequential loss sustained by the other party.

51.5	Without prejudice to any other exclusion or limitation of liability in this Contract, the liability of the Contractor for any claim or claims under this Contract shall be limited to such sums as it would be just and equitable for the Contractor to pay having regard to the extent of his responsibility for the loss or damage giving rise to such claim or claims (“the loss and damage”) and on the assumptions that:

(a)	any other contractors, Sub-contractors or advisers engaged in connection with the performance of the Services have provided contractual undertakings on terms no less onerous than those set out in these Conditions to the Department in respect of the carrying out of their obligations; and

(b)	there are no exclusions or limitations of liability nor joint insurance or co-insurance provisions between the Department and any other party referred to in this Condition 51 and any such other party who is responsible to any extent for the loss and damage is contractually liable to the Department for the loss and damage; and

(c)	all such other contractors, Sub-contractors or advisers have paid to the Department such sum as it would be just and equitable for them to pay having regard to the extent of their responsibility for the loss and damage.

52.	Warranties and Representations

52.1	The Contractor warrants and represents that:

(a)	it has full capacity and authority and all necessary consents (including where its procedures so require, the consent of its parent company) to enter into and perform its obligations under the Contract and that the Contract is executed by a duly authorised representative of the Contractor;

(b)	in entering the Contract it has not committed any Fraud;

(c)	as at the Award Date, all information contained in the Tender remains true, accurate and not misleading, save as may have been specifically disclosed in writing to the Department prior to execution of the Contract;

(d)	no claim is being asserted and no litigation, arbitration or administrative proceeding is presently in progress or, to the best of its knowledge and belief, pending or threatened against it or any of its assets which will or might have a material adverse effect on its ability to perform its obligations under the Contract;

(e)	it is not subject to any contractual obligation, compliance with which is likely to have a material adverse effect on its ability to perform its obligations under the Contract;

(f)	no proceedings or other steps have been taken and not discharged (nor, to the best of its knowledge, are threatened) for the winding up of the Contractor or for its dissolution or for the appointment of a receiver, administrative receiver, liquidator, manager, administrator or similar officer in relation to any of the Contractor’s assets or revenue;

(g)	it owns, has obtained or is able to obtain, valid licences for all Intellectual Property Rights that are necessary for the performance of its obligations under this Contract;

(h)	in the three (3) years prior to the Commencement Date:

(i)	it has conducted all financial accounting and reporting activities in compliance in all material respects with the generally accepted accounting principles that apply to it in any country where it files accounts;

(ii)	it has been in full compliance with all applicable securities and tax laws and regulations in the jurisdiction in which it is established; and

(iii)	it has not done or omitted to do anything which could have a material adverse effect on its assets, financial condition or position as an ongoing business concern or its ability to fulfil its obligations under the Contract.

53.	Dispute Resolution

53.1	Where any dispute, difference or question (“Dispute”) between the Department and the Contractor arising out of or in connection with this Contract cannot be resolved by the Contract Manager and Contractor’s Representative, either may refer the Dispute to a senior representative of the Department (a member of the Senior Civil Service) and of the Contractor (a director or other senior office holder) (the “Senior Representatives”).

53.2	Without prejudice to Condition 53.5, if any Dispute is not resolved within fourteen (14) days of the referral to the Senior Representatives then the Parties will attempt to settle it by mediation in accordance with the Centre for Effective Dispute Resolution (“CEDR”) model conditions. To initiate the mediation a Party must give a notice in writing (the “Mediation Notice”) to the other Party requesting a mediation in accordance with this Condition 53.2. The referring Party must send a copy of the Mediation Notice to CEDR.

53.3	Any mediation is to take place not later than twenty-eight (28) days after service of the Mediation Notice. If there is any issue on the conduct of the mediation which the Parties cannot agree within fourteen (14) days of the Mediation Notice then CEDR will, at the request of either Party, decide the issue. If the Dispute is not resolved within forty-two (42) days of service of the Mediation Notice then, subject to Condition 53.4, the Parties may litigate the Dispute in accordance with Condition 67.

53.4	Except where required to preserve the legal rights of the Department or the Contractor, or to obtain interim relief, or where the Dispute concerns a matter upon which the Department’s decision is final, neither the Department nor the Contractor shall commence Court proceedings unless the Dispute remains unresolved after having been referred to the Senior Representatives, to mediation or to any other alternative means of resolving the Dispute chosen by the parties pursuant to Condition 53.5.

53.5	After a failure of the Senior Representatives to resolve the Dispute the Parties may by agreement in writing elect to pursue any means of alternative dispute resolution including without limitation expert determination.

53.6	If required by the Department the Contractor shall continue to provide the Services in accordance with the terms of this Contract until a Dispute has been resolved.

54.	Gainshare

54.1	At any time during the Contract, the Contractor may make a proposal to the Department for a new or different way of providing the Services (the “Proposal”). Any Proposal must clearly state that it is submitted for consideration under this Condition 54.1 and shall include:

(a)	a business case for the new or different way the Contractor intends to provide the Services;

(b)	a cost/benefit analysis which will consist of an outline of the costs which might be saved by the Department (both direct and indirect);

(c)	the costs which might be incurred by the Contractor or the Department (both direct and indirect);

(d)	the potential benefit(s) (financial or otherwise) to the Department;

(e)	any impact on the Contract; and

(f)	the ratio in which the investment costs and benefits of the Proposal shall be provided by and shared by the Contractor and the Department (the “Gainshare ratio”).

54.2	The parties shall meet to discuss the Proposal and shall use reasonable endeavours to agree the investment (financial or otherwise) to be contributed by both Parties, the estimated amount of savings, the Gainshare ratio, the timing of any payments or adjustments and the proportion of the costs and losses to be borne by both Parties should the Proposal be aborted or not meet its financial objectives. The Contractor shall then submit a revised Proposal to the Department (the “Revised Proposal”).

54.3	The Department shall assess the Revised Proposal and shall in writing within thirty (30) days (or such other time as agreed between the parties) either accept it in principle, reject it, or offer recommendations or refinements in order for the Contractor to amend the Revised Proposal.

54.4	If and when the Revised Proposal is accepted in principle by the Department, the Contractor shall formulate an implementation plan (the “Implementation Plan”) which shall set out in detail:

(a)	the way in which the Contractor intends to implement the Revised Proposal, and

(b)	the timetable for payments or adjustments to any element of the Contract Price in accordance with the agreed Gainshare ratio.

54.5	Once the Implementation Plan has been agreed in writing between the Parties:

(a)	the Contractor shall implement the Revised Proposal in accordance with the Implementation Plan; and

(b)	the Parties shall comply with any obligations they have assumed in the Implementation Plan, including obligations related to adjustments to the Contract Price and obligations to make payments,

in each case in accordance with the timetable agreed in the Implementation Plan.

54.6	On completion of all the activities in the Implementation Plan the Parties shall meet to discuss all aspects of the implementation of the Revised Proposal and shall carry out a cost and benefit review.

55.	Aircraft Commander’s Discretion

55.1	The Aircraft Commander shall not be required to take off under conditions which he regards as unsatisfactory in any way. The Department shall accept any decision made by the Aircraft Commander for the safety of the Aircraft, its passengers and crew.

55.2	The Aircraft Commander shall decide the all-up weight of an Aircraft and shall supervise its loading. The Aircraft Commander’s instructions as to the placing of the load inside an Aircraft shall be complied with absolutely. The Aircraft Commander shall be entitled on behalf of the Contractor to refuse to permit the carriage of any load the nature and distribution of which would in his opinion constitute a danger.

56.	Accident Procedure and Grounding

56.1	Any incident or accident involving an Aircraft shall be reported by the Contractor in accordance with the terms of all relevant legislative and regulatory requirements including the Civil Aviation Act (Investigation of Air Accidents and Incidents) Regulations 1996 and all such reports shall be copied to the Contract Manager.

56.2	The Contractor shall not be liable to the Department for a failure to perform its obligations under this Contract where such failure is caused by an Occurrence or a Grounding.

56.3	Condition 56.2 shall apply notwithstanding negligence on the part of the Contractor or any Sub-contractor and shall be subject to Conditions 56.4 and 56.5.

56.4	Condition 56.2 shall not apply to loss or damage caused:

(a)	otherwise than by an Occurrence or a Grounding; or

(b)	by Fraud on the part of the Contractor or Sub-contractor; or

(c)	by wilful misconduct or deliberate concealment by the Contractor or any Sub-contractor except for those acts of wilful misconduct or deliberate concealment which, in the opinion of a reputable independent insurance adviser were insurable under a policy of insurance generally available in the insurance market.

56.5	Condition 56.2 shall:

(a)	not prevent the Department from claiming an indemnity from the Contractor or any Sub-contractor in respect of any claim by third parties (including employees of the Department);

(b)	not operate to require the Department to indemnify the Contractor or any Sub-contractor in respect of any claim by third parties (inducing employees of the Department); and

(c)	not affect any right or remedy of the Department express or implied relating in any way to the repair or replacement, cost of repair or cost of replacement or inspection or transportation in connection therewith of any Aircraft lost or damaged otherwise than by reason of an Occurrence.

56.6	A Sub-contractor engaged to provide goods, services or works in or towards fulfilment of any obligation on the part of the Contractor under the Contract shall be entitled in its own right to enforce the terms of Condition 56.2 against the Department but as if in Condition 56.4, references to the Contractor were references to such Sub-contractor and references to any such sub-contractor of such Sub-contractor at any level of sub-contracting.

57.	Use of Airfields (other than the Bases)

57.1	Other than Bases or where usage has been identified within the Financial Model, when airfields are used, including Ministry of Defence airfields, in the execution of this Contract, any charges which shall be made on the Contractor for landing, housing and parking fees or for cargo handling and loading, shall be repaid by the Department at cost.

58.	Transfer of Responsibility

58.1	The Contractor irrevocably grants the Department options to transfer at the sole discretion of the Department:

(a)	the lease of any, some or all of the Aircraft on terms no more onerous than those which the Contractor itself has been subject to; AND

(b)	ownership of any, some or all of the Aircraft with full title guarantee free and clear of all liens, charges, mortgages and encumbrances;

on the date of termination or expiry of the Contract to the Department or Replacement Contractor as the Department may in its absolute discretion direct.

58.2	The option as specified in Condition 58.1 is exercisable by the Department by notice in writing to the Contractor prior to the date of termination or expiry of this Contract howsoever occasioned and the payment by the Department of the Option Exercise Fee. The Contractor shall promptly execute all documents, and do any and all acts as are necessary to give effect to the exercise of the option by the Department at no cost to the Department.

58.3	Where an option has been exercised, the Contractor shall deliver the Aircraft to a location as advised by the Department and where the option relates to the purchase of the Aircraft and shall indemnify the Department for any losses, costs and expenses arising in any way directly or indirectly out of the Contractor’s ownership, management, use, operation or possession of the Aircraft prior to delivery.

58.4	Where a Replacement Contractor has been selected the Contractor shall co-operate in the transfer, under arrangements notified to him by the Department.

59.	Transparency Requirements

59.1	The Parties acknowledge that, except for any information which is exempt from disclosure in accordance with the provisions of the FOIA, the content of this Contract is not Confidential Information. The Department shall be responsible for determining in its absolute discretion whether any of the content of the Contract is exempt from disclosure in accordance with the provisions of the FOIA. Notwithstanding any other term of this Contract, the Contractor hereby gives his consent for the Department to publish the Contract in its entirety, (but with any information which is exempt from disclosure in accordance with the provisions of the FOIA redacted) including from time to time agreed changes to this Contract, to the general public.

59.2	The Department may consult with the Contractor to inform its decision regarding any exemptions but the Department shall have the final decision in its absolute discretion. The Contractor shall assist and cooperate with the Department to enable the Department to publish this Contract.

60.	Prohibition of Use of Offshore Tax Structures

60.1	Subject to the principle of non-discrimination against undertakings based in member countries of the European Union or in signatory countries of the World Trade Organisation Agreement on Government Procurement, the Contractor shall ensure throughout the Term of this Contract that neither it, nor its affiliates or Sub-contractors, have in place any arrangements which:

(a)	involve the use of offshore companies or other offshore entities; and

(b)	have as their main purpose or one of their main purposes the reduction of any UK taxes which would otherwise be payable by the Contractor, any affiliates or Sub-contractors, on any transaction or agreement connected with or resulting from this Contract,

(a “Prohibited Transaction”), provided that a Prohibited Transaction shall not include transactions on terms which are at arms length and are entered into in the ordinary course of the transacting parties’ business.

60.2	The Contractor must notify the Department in writing of any proposal for it or any affiliate or Sub-contractor to enter into any transaction which it believes may be a Prohibited Transaction. The Contractor shall afford the Department a reasonable period of time (and not less than twenty (20) Working Days) in which to consider the proposed Prohibited Transaction before it is due to be effected. The Department and the Contractor shall consider the proposed Prohibited Transaction and, if the Department believes that it would be a Prohibited Transaction, the Parties shall agree timely and appropriate changes to the terms of such Prohibited Transaction to permit the Contractor to ensure its compliance with Condition 60.1.

60.3	Any failure by the Contractor to comply with Condition 60.1 shall constitute a material breach for the purposes of Condition 44.

61.	Force Majeure

61.1	Neither Party shall be liable for any breach of its obligations under this Contract if and to the extent that fulfilment has been delayed or temporarily prevented by a Force Majeure occurrence which is beyond the control and without the fault or negligence of the Party affected and which, by the exercise of reasonable diligence, the said Party is unable to avoid.

61.2	Each Party shall use its reasonable endeavours to give notice to the other upon becoming aware of an event of Force Majeure which materially affects its ability to perform its obligations under this Contract, such notice to contain details of the circumstances giving rise to the event of Force Majeure.

61.3	The Party unable to perform its obligations by reason of the event of Force Majeure shall be excused performance for the duration of such event plus such further period as may reasonably be necessary for it to resume the performance of its obligations.

61.4	If the performance of the Contractor’s obligations under this Contract is prevented, hindered or delayed by an event of Force Majeure for a period exceeding thirty (30) days, the Department may in its absolute discretion terminate this Contract on giving written notice of termination without liability for any loss, damage cost or expense sustained by the Contractor as a result but without prejudice to any rights the Contractor may have in respect of charges unpaid at termination for Services carried out prior to such termination in accordance with this Contract.

61.5	In this Condition 61, “Force Majeure” means:

(a)	riot, invasion, insurrection of military or usurped power, act of foreign enemies, war, acts of terrorism, hostilities (whether war be declared or not), civil war, rebellion or revolution;

(b)	earthquake, flood, fire, explosion and/or other natural physical disaster;

(c)	strikes or industrial disputes at national level or strikes or industrial disputes by labour not employed by the Contractor, its Sub-Contractors or its suppliers and which affect a substantial or essential portion of the Services;

(d)	ionising radiations or contamination by radio-activity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel or radio-active, toxic, explosive or other hazardous properties of any explosive nuclear assembly or nuclear component thereof;

(e)	pressure waves caused by aircraft or other aerial devices travelling at sonic or supersonic speeds;

(f)	nationalisation, confiscation, sequestration or any other analogous event involving the deprivation of property or possession by any governmental or quasi-governmental body or agency, whether temporary or permanent.

62.	Change in Law

62.1	Subject to the provisions of this Condition 62, the Contractor shall accept the risk of any Change in Law and no change shall be made to the Contract Price or any element thereof as a result of a Change in Law except in accordance with the provisions of this Condition 62.

62.2	If the Contractor provides written notice to the Department of any Change in Law not later than five (5) Months preceding the commencement of the year during which the Change in Law is expected to take effect, then the procedure set out in Condition 37 (Change Control Procedure) shall apply in relation to any changes to this Contract which are necessary as a result of such Change in Law.

62.3	In relation to Changes in Law which come into effect during any year and in respect of which the Contractor has not provided written notice to the Department by a date which is five (5) Months preceding the commencement of that year, then any resulting costs of complying with such Change in Law during the year in which the Change in Law takes effect shall be borne by the Contractor (and there shall be no consequent increase in the Contract Price (or any element thereof) unless such Change in Law could not reasonably have been foreseen by the Contractor at the date which is five (5) Months preceding the commencement of the year during which such Change in Law took effect.

63.	Severability

63.1	If any provision of this Contract is held invalid, illegal or unenforceable for any reason by any court, such provision shall be severed and the remainder of the provisions of this Contract shall continue in full force and effect. In the event that an invalid, illegal or unenforceable Condition is fundamental to the performance of this Contract, the Department and the Contractor shall immediately commence negotiations in good faith to remedy the invalidity.

64.	Waiver

64.1	Any failure by the Department or the Contractor to exercise any right or remedy shall not constitute a waiver of that right or remedy.

64.2	No waiver shall be effective unless it is communicated to either the Department or the Contractor in writing.

64.3	A waiver of any right or remedy arising from a breach of contract shall not constitute a waiver of any right or remedy arising from any other breach of this Contract.

65.	Rights of Third Parties

65.1	Other than set out at Condition 56.6, and/or 39.8(a), a person who is not a Party to the Contract shall have no right to enforce any of its provisions which, expressly or by implication, confer a benefit on him, without the prior written agreement of both Parties. This Condition 65 does not affect any right or remedy of any person which exists or is available apart from the Contracts (Rights of Third Parties) Act 1999 and does not apply to the Crown.

66.	Remedies Cumulative

66.1	Except as otherwise expressly provided by the Contract, all remedies available to either Party for breach of the Contract are cumulative and may be exercised concurrently or separately, and the exercise of any one remedy shall not be deemed an election of such remedy to the exclusion of other remedies.

67.	Law

67.1	This Contract shall be governed by and interpreted in accordance with English law and, subject to Condition 53 (Dispute Resolution), any dispute arising out of or in connection with it shall be subject to the exclusive jurisdiction of the Courts of England and Wales.

68.	Counterparts

68.1	This agreement may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts shall together constitute the one agreement.

68.2	Transmission of an executed counterpart of this agreement (but for the avoidance of doubt not just a signature page) by (a) fax or (b) e-mail (in PDF, JPEG or other agreed format) shall take effect as delivery of an executed counterpart of this agreement. If either method of delivery is adopted, without prejudice to the validity of the agreement thus made, each party shall provide the others with the original of such counterpart as soon as reasonably possible thereafter.

68.3	No counterpart shall be effective until each party has executed at least one counterpart.

69.	Entire Agreement

69.1	The Contract constitutes the entire agreement between the Parties in respect of the matters dealt with therein. The Contract supersedes all prior negotiations between the Parties and all representations and undertakings made by one Party to the other, whether written or oral, except that this Condition 68 shall not exclude liability in respect of any Fraud or fraudulent misrepresentation.

69.2	In the event of, and only to the extent of, any conflict between the Conditions of the Contract, any document referred to in those Conditions and the Schedules, the conflict shall be resolved in accordance with the following order of precedence:

(a)	the Conditions;

(b)	Schedule 1—Definitions;

(c)	Schedule 2.1—Specification;

(d)	the other Schedules from Schedule 2—Requirements;

(e)	Schedule 6—Transition and Acceptance, excluding the Annexes;

(f)	the other Schedules (excluding Schedule 4—Contractor Solution, Schedule 6—Transition and Acceptance and Schedule 7.5 – Appendix to Annex C Finance Supporting Documentation);

(g)	Schedule 4.1—Contractor Solution excluding Annex B;

(h)	the other Schedules from Schedule 4—Contractor Solution, Schedule 6.1—Annex A Contractor’s Transition Approach and Schedule 6.2—Annex A Contractor’s Acceptance Approach; and

(i)	Schedule 4.1—Annex B Technical Supporting Documentation, Schedule 4.4 – Appendix A Infrastructure Supporting Documentation and Schedule 7.5—Appendix to Annex C Finance Supporting Documentation.

69.3	If the Parties are unable to agree the precise scope of any Services, the Department and the Contractor shall additionally have regard to the column in the table at of Schedule 2.1 (Specification) which is labelled “Remarks”.

THE CORPORATE SEAL OF THE	)

SECRETARY OF STATE FOR TRANSPORT	)

is hereunto affixed:	)

SIGNED for and on behalf of the Secretary of State for Transport

Signature:

Name:	Simon Lydiard

Position:	Deputy Director, Group Procurement

Date:

who is authorised by the Secretary of State in this regard. SIGNED for and on behalf of Bristow Helicopters Limited

Signature:

Name:	Michael Murdoch Imlach / George Alexander Bruce

Position:

Date:

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

UK Search & Rescue Helicopter Service

Schedule 1—Definitions

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23821687.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19103247.15

1.1	17.01.03	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	23821687.1

4.0	26.03.13	Execution Version	DFT	23821687.2

	08.04.13	Redacted Version	DFT/BRS

Contents

No.	Heading	Page
1.	Introduction	4

1.	Introduction

1.1	In this Contract, unless the context requires otherwise, the following words and phrases shall have the meaning set out below.

1.2	Where in this Schedule a definition relates to the scope or details of the Services or any part of this Contract which may be amended under the Change Control procedure, then if a Change is made in accordance with that procedure, the relevant definition shall be deemed to be amended to incorporate the relevant Change.

Definition	Meaning
“Acceptance Plan”	the Contractor’s means of demonstrating compliance and how this will be timetabled as set out in Schedule 6.2 XXXX

“Acceptance Procedure”	the acceptance procedures which will be performed by the Contractor for each Base, as set out in Schedule XXXX

“Acceptance Test Phase”	as set out in Schedule 6.1, XXXX

“ADF”	automatic direction finder;

“Aeronautical Data”	data and information on aerodromes, controlled airspace, navigation beacons and airspace reservations;

“Aeronautical Emergency Frequencies”	121.5 MHz and 243.0 MHz;

“AFCS”	automatic flight control system;

“Agreed Fuel Price”	the price per litre for fuel to be used to calculate the Fuel Charge, which shall be calculated in accordance with paragraph 4 of Schedule XXXX

“Airborne System”	at each Base, each Aircraft, the Crew and internal payload (including all SAR Role Equipment and medical equipment) as specified in Schedule 2 (Requirements) and Schedule XXXX

“Aircraft”	at each Base, each aircraft provided by the Contractor to provide the Services and as set out in the Financial Model, and means the complete aircraft including its engines and all associated equipment;

“Aircraft Accommodation”	those parts of the Aircraft that are designed or intended to be used by persons during Aircraft Operation;

“Aircraft and Mission Management System” or “AMMS”	AgustaWestland’s aircraft and mission management system;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Aircraft Commander”	the pilot designated by a competent authority as being in command of the Aircraft and responsible for its safe operation and accomplishment of the assigned mission;

“Aircraft Data”	search planning information, navigational information and Aircraft technical data;

“Aircraft External Communication System”	the system provided by the Contractor on the Aircraft to facilitate intercommunication with persons external to the Aircraft;

“Aircraft Internal Communication System”	the system provided by the Contractor on the Aircraft to facilitate intercommunication between persons onboard the Aircraft;

“Aircraft Operation”	the Aircraft’s conducting of Operations;

“Aircrew”	the Pilots and Rearcrew;

“Airframe Icing Conditions”	temperatures of between 0 degrees centigrade and -30 degrees centigrade and where visibility is reduced below 1000m due to the presence of water vapour;

“AIS”	the automatic identification system used for shipping;

“ALSAR”	the Association of Lowland SAR;

“Ancillary Charges”	Ancillary Charges are as referenced in paragraph 5 of Schedule XXXX

“AOC”	Air Operator’s Certificate;

“APU”	auxiliary power unit;

“ARCC”	aeronautical rescue co-ordination centre;

“Assessment”	the assessment (s) to be used for requirements when the subsequent proposal may be subjective. The assessment will be based on evidence provided (reports, OEM data etc) and supported by simulations / modelling techniques where appropriate;

“Assets”	means all assets and rights used by the Contractor to provide the Services in accordance with this Contract but excluding any Department owned assets;

“Assets Register”	the register of Assets, Sub-contracts and other relevant agreements to be created and maintained by the Contractor throughout the Term pursuant to paragraph 2.1 of Schedule 10 (Exit Schedule);

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Assigned Employee”	Employees who, following the Termination Date or Partial Termination Date, become employed by the Department or an Incoming Provider by virtue of the TUPE Regulations or by contractual provisions to substantially the same effect as paragraph 1.1 of Schedule 9 (Employment and Pensions);

“ATC”	air traffic control;

“Authority’s Tasking Authority Instruction”	a tasking given to the Contractor by the Authority’s Tasking Authority;

“Avionics Suite”	the electronic systems on the Aircraft provided by the Contractor including but not limited to the navigation, Cockpit and Rear Cabin displays, collision and weather avoidance systems, Aircraft management, mission avionics, radar and electro-optics (excluding the Aircraft External Communication System and the Aircraft Internal Communication System);

“AW”	AgustaWestland;

“AW189”	AgustaWestland 189 Aircraft;

“Award Date”	the date of the award of this Contract by the Department to the Contractor as specified in the Department’s Award Letter;

“Award Letter”	the letter or document, without qualification, confirming award of this Contract to the Contractor by the Department;

“Background Material”	discoveries, inventions, designs, drawings, works, know-how and information which have been used in producing the Results (whether or not they form part of them) and any Intellectual Property Rights in which are owned by or licensed to the Contractor;

“Base”	one of the locations from which the Services are to be provided: Sumburgh, Stornoway, Humberside, Caernarfon, Newquay, Lee-on-Solent, Inverness, Cardiff, Prestwick or Manston;

“Base Operations Room”	the room provided by the Contractor and identified as the SAR operations room at each Base, it includes all appropriate elements of the Management Information System;

“Before Flight Inspection”	Pre-Flight Check (as defined);

“BIEC”	basic immediate emergency care;

“BLOS”	beyond line of sight;

“BNG”	British National Grid;

“Board(s)”	the Joint Steering Group, the Transition Management Board and Steady State Management Board;

Definition	Meaning
“Board Member”	the Department and Contractor Board appointments set out in Appendix A to Schedule 8.1 (Governance and Contract Management);

“Breakage Costs”	any costs (such as the Contractor’s own redundancy costs, and costs payable for early termination of contracts entered into by the Contractor prior to receipt of the termination notice) incurred by the Contractor directly as a result of the termination of this Contract (in full or in part) which: would not have been incurred had this Contract (in full or in part) continued until its natural expiry; relate directly to the termination of the Services; are unavoidable, proven, reasonable, and not capable of recovery; and are incurred under arrangements or agreements that are consistent with terms that have been entered into in the ordinary course of business and on reasonable commercial terms;

“Business Process Manual”	XXXX

“C0”	Mild cold. In strict terms, this definition applies only to those areas which experience mildly low temperatures such as the coastal areas of Western Europe under prevailing maritime influence. (Lowest temperatures -26°C);

“CAA”	Civil Aviation Authority;

“Captain”	Aircraft Commander or PIC;

“Casualty”	a sick or injured person not in a place of primary medical care;

“Change”	any change to this Contract including to any of the Services;

“Change Control Note”	the written record of a Change agreed or to be agreed by the parties pursuant to the Change Control Procedure;

“Change Control Procedure”	the procedure for changing this Contract, as set out in Condition 37;

“Change in Law”

the coming into effect after the Award Date of:

(a)    any Law other than a Law which on the Commencement Date has been published: (i) in a draft Bill as part of a Government Departmental Consultation Paper, (ii) in a Bill, (iii) in a draft statutory instrument or (iv) published as a proposal in the Official Journal of the European Union;

(b)    any Guidance; or

(c)    any applicable judgement of a relevant court of law which changes a binding precedent;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Change of Control”	an event where any single person, or group of persons acting in concert, acquires control of the Contractor or any direct or indirect interest in the voting share capital of the Contractor, as a result of which that person or group of persons has a direct or indirect interest in more than 25% of the relevant share capital of the Contractor. For the purposes of the operation of Condition 40 of this Contract, where the Contractor is a limited company he shall be treated as though he were a public company;

“Change of Ownership”

(a)     any material change to the direct or indirect legal or beneficial ownership of any shareholding in the Contractor. A change in the ownership is material if it relates directly or indirectly to a change of 3% or more of the issued share capital of the Contractor, or

(b)     any material change in the composition of the Contractor’s partnership. A change in the composition of the partnership is material if it directly or indirectly affects the performance of this Contract by the Contractor;

“Chief Engineer”	Senior engineer of a Base;

“Chief Pilot”	Senior person in charge of a Base;

“Civil Registered Aircraft”	those Aircraft on the civil register;

“Civil VHF ATC Comms Band”	the band encompassing transceivers in the 118.00 to 136.99 MHz band utilising the current in-use channel bandwidths of 8.33 KHz, 12.5 KHz and 25 KHz;

“Cockpit”	that part of the Aircraft from which the Pilots control the Aircraft;

“Commencement Date”	the date of execution of this Contract;

“Commercially Sensitive Information”

the information listed in Schedule 4.2 (Commercially Sensitive Information) or notified to the Department in writing (prior to the commencement of this Contract) which has been clearly marked as Commercially Sensitive Information comprised of information:

(a)     which is provided by the Contractor to the Department in confidence for the period set out in that Schedule or notification; and/or

(b)     that constitutes a trade secret;

“Compensation Payment”	the total of the Forecast Profit, Unrecovered Costs and Breakage Costs each as mitigated in accordance with Condition 45 and subject to the limits of liability in Condition 51 and the Maximum Compensation Payment as set out in Schedule 7.1 (Compensation Payment);

“Computer Aided Instruction”	instruction given by a trainer with the use of a computer;

Definition	Meaning
“Conditions”	the “General Conditions of Contract” for the Services;

“Confidential Information”	all Personal Data and any information, however it is conveyed, that relates to the business, affairs, developments, trade secrets, know-how, personnel, and suppliers of the Department, including all Intellectual Property Rights, together with all information derived from any of the above, and any other information clearly designated as being confidential (whether or not it is marked “confidential”) or which ought reasonably be considered to be confidential;

“Contract”	the agreement concluded between the Department and the Contractor, contained in the Conditions, Schedules (including any appendices) and any documents expressly incorporated by reference;

“Contract Financial Year”	the period of twelve (12) Months starting 1 April and ending 31 March during which the Monthly Standing Charge and the Hourly Flying Rate per Base remain constant;

“Contract Fuel Price”	the price agreed at the Operational Delivery Date in accordance with paragraph 4 of Schedule XXXX

“Contract Management Group”	the group responsible for the management of the Contract from the Operational Delivery Date to the Expiry Date;

“Contract Manager”	such official of the Department (including without limitation from the MCA), or other person, as the Department shall from time to time appoint to act on its behalf for the purpose of managing this Contract, whose appointment and contact details shall be notified in writing by the Department to the Contractor;

“Contract Price”	the price or prices (exclusive of Value Added Tax) payable to the Contractor by the Department under this Contract for the full and proper performance by the Contractor of this Contract, as set out in Condition 15;

“Contracting Authority”	any contracting authority as defined in Regulation 3 of the Public Contracts Regulations 2006 other than the Department;

“Contractor” or “Bristow”	the person appointed by the Department for the performance of the Services (including any successors), being Bristow Helicopters Limited;

“Contractor Contract Manager”	The person as described in Schedule 8.1 (Governance and Contract Management)

“Contractor Mark”	a trade mark owned by the Contractor, which the Contractor uses, or has used, in connection with the Services or the Results;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Contractor’s Certification”	used for requirements (usually statutory standards) where the Contractor provides a written statement or certificate of compliance;

“Contractor’s Representative”	such competent person as the Contractor shall from time to time appoint to be his representative in relation to the performance of this Contract, who will receive and act on any directions given by the Contract Manager and whose appointment and contact details shall be notified in writing by the Contractor to the Department. This person may, in Transition, be the Project Manager. This may be the Contractor Contract Manager during the Service;

“Conversion Training”	has the meaning set out in Schedule 2.1 (Specification) paragraph 2.2.2.1;

“Co-ordinating Authority”	an authority that has a responsibility for co-ordinating Search and Rescue assets;

“Co-Pilot”	the second or relief pilot of an Aircraft;

“CPD”	continuing professional development;

“Crash Response Plan”	the Contractor’s plan activated in the event of an Aircraft crash which details the appropriate response and meets all applicable Legislation;

“Critical Care Patient”	patients requiring life support or organ support systems and prepared for transportation on a stretcher compatible with the Contractors aircraft;

“Crew”	the pilot, co-pilot, winch operator and winchman, one of whom shall be the Aircraft Commander;

“Crown”	the government of the United Kingdom (including the Northern Ireland Executive Committee and Northern Ireland Departments, the Scottish Executive and the National Assembly for Wales), including, but not limited to, government ministers, government departments, government and particular bodies and government agencies;

“Crown Body”	any department, office or agency of the Crown;

“Current Employer”	in respect of any Transferring Employee, his employer immediately prior to the Relevant Transfer Date;

“customer furnished equipment”	equipment to be provided by the Contractor for the purpose of the Contract;

“DACS”	digital audio control system;

“data”, “data controller”, “personal data” and “processing”	as set out in section 1 of the Data Protection Act 1998;

Definition	Meaning
“DC”	direct current;

“Declared Operating Time”	the 24 hour time period which the Department has stipulated that the Contractor must provide the Services from a particular Base;

“Dedicated SAR Units”	an organisation or unit whose primary role is Search and Rescue;

“Default”	a breach of the obligations of the relevant Party (including but not limited to fundamental breach or breach of a fundamental term) or any other default, act, omission, negligence or statement of the relevant Party, its employees, servants, agents or sub-contractors (including for the avoidance of doubt any Sub-contractors) in connection with or in relation to the subject-matter of this Contract and in respect of which such Party is liable to the other;

“Delay”	for each Base, the period of time by which the implementation of the Services by reference to the Transition Plan is delayed arising from a failure to achieve the Planned Operational Delivery Date;

“Deliverable”	as set out in Condition 35.1;

“Demonstration”	a demonstration against an agreed operational scenario designed to test the stated capability, the results of which will be reviewed by the acceptance team consisting of the Contractor and the Department;

“Department” or “Authority”	the Department for Transport (DFT) and its Executive Agencies, which for the avoidance of doubt shall include the Maritime and Coastguard Agency (MCA);

“Department Data”	any data (including Personal Data) supplied by the Department, or others, in whatever format, related to the delivery of this Contract;

“Department Mark”	a trade mark owned by the Department or the Crown;

“DF”	direction finder;

“Dispute”	as set out in Condition 53.1;

“Duty Hours”	24 hours a day, 365 days a year;

“EASA”	European Aviation Safety Authority;

“EFIS”	electronic flight information system;

“Emergency Exit”	any termination of this Agreement which is a (i) termination of the whole or part of this Agreement in accordance with Condition 44 or Condition 45, except where the period of notice given under those conditions is greater than or equal to six (6) Months; (ii) termination of the provision of the Services for any reason prior to the expiry of any period of notice of termination served pursuant to Condition 44 or Condition 45; or (iii) wrongful termination or repudiation of this Agreement by either Party;

Definition	Meaning
“Emergency Response Teams”	the following based in the UK: police, fire and rescue, coastguard mud and cliff rescue teams, mountain/cave rescue (civil and military), SARDA, SPAG, EOD, NARG, diving rescue teams, RNLI, ALSAR and medical practitioners / services;

“Employee”	any individual employed by the Contractor or any Sub-contractor who is or has been concerned with the Services or any part thereof;

“EMT”	emergency medical team;

“Enforcement Branch Reports”	a standard report to the MCA enforcement branch to record breaches of maritime regulations. This report shall include date/time, geographical position, day/night, aircraft crew, name of vessels, details of potential breach, narrative, supporting evidence, photographic and video evidence with appropriate date, time and positional overlay information and time of airborne report. Such reports shall be forwarded to MCA Enforcement Branch within 24 hours of the Aircraft landing;

“Engine Icing Conditions”	temperatures of between 10 degrees centigrade and -30 centigrade where visibility is reduced to less than 1000m due to the presence of water vapour;

“Environmental Information Regulations”	the Environmental Information Regulations 2004 and any guidance and/or codes of practice issued by the Information Commissioner or relevant government department in relation to such regulations;

“Environmental Policy”	the Department’s Sustainable Procurement Strategy which is available at: http://www.dft.gov.uk/publications/dft-sustainable-procurement-strategy;

“EOD”	explosive ordnance disposal;

“ERT Flying Training Exercises”	25 dedicated flying hours per annum per Base to ensure those Emergency Response Teams are capable of operating safely and more effectively with the Contractor’s UK SAR solution as detailed in Schedule XXXX

“Exit Manager”	the person appointed by each party pursuant to paragraph 2.2 of Schedule 10 (Exit Schedule) for managing the Parties’ respective obligations under Schedule 10 (Exit Schedule);

“Exit Plan”	the plan produced and updated by the Contractor during the Term in accordance with paragraph 4 of Schedule 10 (Exit Schedule);

“Expiry Date”	for the Larger Minimum Capacity Aircraft Bases, the date that occurs on the tenth anniversary of the Operational Delivery Date, and for the Smaller Minimum Capacity Aircraft Bases, the date that occurs on the eighth anniversary of the Operational Delivery Date;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Extreme Turbulence”	has the meaning given to it in DEFSTAN 00-970 as amended or replaced from time to time;

“FAA”	Federal Aviation Administration;

“FAR”	Federal Aviation Regulation;

“Film”	any video and/or audio recording made on any medium from which a moving image and/or audio file may by any means be produced, during any flight by the Contractor, its Staff, or a third party on board the Aircraft;

“Financial Distress Event”	an event which the Department reasonably believes could impact on the continued performance and delivery of the Services in accordance with this Agreement. This includes, without limitation: the relevant contractor’s credit ratings significantly dropping; the relevant contractor issuing a profits warning to a stock exchange or making any other public announcement about a material deterioration in its financial position or prospects; there being a public investigation into improper financial accounting and reporting, suspected fraud or any other impropriety of the relevant contractor; the relevant contractor committing a material breach of covenants to its lenders; notification from the relevant contractor that the relevant contractor has not satisfied any material sums properly due under a specified invoice and not subject to a genuine dispute; the commencement of any litigation against the relevant contractor with respect to financial indebtedness or obligation under a service contract; non payment by the relevant contractor of any financial indebtedness; inability of the relevant contractor to pay debts as they fall due; any fraudulent or wrongful trading by the relevant contractor under s213 or s214 of the Insolvency Act 1986; any financial indebtedness of the relevant contractor becoming due as a result of an event of default; or the cancellation or suspension of any financial indebtedness in respect of the relevant contractor;

“Financial Model”	the pricing model agreed between the Parties (as attached as Version 1.00 to Annex B of Schedule XXXX)), setting out all the detailed calculation of the Flying Charges, Fuel Burn Rate and the Monthly Standing Charge. For the avoidance of doubt, the Financial Model excludes any linked spread-sheets which are not included in Annex B of Schedule XXXX

“Fleet Angle”	the displacement of the winch cable from the vertical;

“Flight Reference Card”	Aircraft checklist used by Aircrew;

“FLIR”	forward looking infra red;

“Flying Accident Incident Report”	a report filed by the Contractor following an aircraft incident or accident in accordance with the applicable Regulatory Body’s definition of a recordable incident or accident;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Flying Charge	the charge paid to the Contractor each Month per Base based on Flying Hours x Hourly Flying Rate;

“Flying Hour Returns”	a report filed by the Contractor to the Department detailing all flying activities;

“Flying Hours”	the agreed number of hours flown per Month per Base in performance of the Services, which is comprised solely of hours flown in the performance of a Task and hours flown in the conduct of agreed Training;

“FM”	frequency modulation;

“FMS”	flight management system;

“FOIA”	the Freedom of Information Act 2000 and any subordinate legislation made under this Act from time to time together with any guidance and/or codes of practice issued by the Information Commissioner or relevant government department in relation to such legislation;

“Forecast Profit”	the amount of profit (as defined as mark up in the Financial Model) that the Contractor would have demonstrably made during the period that is the difference between the actual number of Months that the Contractor has provided Services from the Operational Delivery Date to the date of termination under Condition 45 and the number of Months in the period between the Operational Delivery Date and the Expiry Date (or any properly notified and exercised extension);

“Foreign Objects”	objects the size of sand particles upwards;

“FOV”	field of view;

“Fraud”	any offence under Laws creating offences in respect of fraudulent acts or at common law in respect of fraudulent acts in relation to the Contract or defrauding or attempting to defraud or conspiring to defraud the Crown;

“Fuel Burn Rate”	the rate, expressed in litres per hour and covering all modes of flight, set out per Aircraft type at table C of Annex A of Schedule 7.5 (Price Schedules);

“Fuel Charge”	the charge paid to the Contractor each Month per Base based on Flying Hours x Fuel Burn Rate x Agreed Fuel Price;

“Fuel Price Variation”	the value set out in paragraph 4 of Schedule 7.5 (Price Schedules);

“Further Development”	means further work as defined in paragraph 5.1 of Schedule 5 (IPR Ownership);

Definition	Meaning
“Good Industry Practice”	standards, practices, methods and procedures conforming to the Law and the necessary degree of skill and care, diligence, prudence and foresight which would reasonably and ordinarily be expected from a skilled and experienced person or body engaged in the delivery of the Services or a similar type of services;

“Grounding”	the complete and continuous withdrawal from all flight operations at or about the same time of one or more Aircraft due to a mandatory order of the Federal Aviation Administration of the United States of America (FAA), or the Civil Aviation Authority of the United Kingdom (CAA), or any other applicable airworthiness authority, because of an existing, alleged or suspected defect, fault or condition affecting the safe operation of two or more like Aircraft and which results from an Occurrence;

“Ground Crew”	those personnel of the Contractor providing and/or supporting SAR at each Base and not being Aircrew;

“Ground Effect”	a beneficial gain in lifting power when operating near the surface, caused by the rotor downwash field being altered from its free air state by the presence of the surface;

“Ground Familiarisation Training”	Training for Emergency Response Teams, the Contractor allowing ERTs reasonable access of 2 hours per week at each Base to ensure that ERT is capable of operating safely with SAR-H;

“GSM”	global system for mobile;

“Guarantee”	the deed of guarantee in favour of the Department entered into by the Guarantor on or about the date of this Agreement (which is in the form set out in Schedule 11 (Parent Company Guarantee)), or any guarantee acceptable to the Department that replaces it from time to time;

“Guarantor”	Bristow Group Inc., a company registered in Delaware, United States of America and whose registered office is at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, United States of America

“Guidance”	any policy, procedure, rule or requirement from time to time published by the Department or HM Government or any external body, with which the Contractor is obliged to comply or compliance with which constitutes Good Industry Practice including without limitation the Health and Safety Executive, an Aircraft manufacturer and/or the Civil Aviation Authority;

“Gusting”	a sudden brief increase in wind speed with duration of less than 20 seconds, the peak wind speed must reach at least 10 kts greater than the mean;

“Hail Stones”	hailstones of sizes up to 25mm in diameter and at densities of up to 0.91kg/litre striking the Aircraft flying at 140kts IAS for a duration of 5 minutes;

Definition	Meaning
“Handling Pilot”	the Pilot in physical control of the Aircraft;

“Hangar”	place of storage for Aircraft;

“HCPC”	Health and Care Professions Council;

“Health Hazards”	include, but are not limited to, petrol, oil, lubricants, body fluids, organic matter from Casualties, medical chemicals and mud, but do not include nuclear contaminants;

“High Risk Areas”	those areas defined as such in the document ‘Anatec Additional Analysis 2006’;

“HOGE”	hover out of ground effect;

“Home”	the detection of a transmission such that the Aircraft can be manoeuvred to overhead its source;

“Hourly Flying Rate”	the rate set out per Base at table B of Annex A of Schedule 7.5 (Price Schedules);

“Hover”	maintaining a constant position relative to a fixed or moving datum;

“HUMS”	means health and usage monitoring system on the Aircraft;

“iaw”	in accordance with;

“ICAO”	the International Civil Aviation Organisation;

“ICS”	internal communications system;

“IEC 529”	a publication that outlines an international classification system for the sealing effectiveness of enclosures of electrical equipment against the intrusion into the equipment of foreign bodies (i.e., tools, dust, fingers) and moisture. This classification system utilises the letters ‘IP’ (Ingress Protection) followed by two digits;

“IHCD”	Institute of Health and Care Development;

“IMC”	instrument meteorological conditions;

“Implementation Phase”	as set out in Schedule XXXX

“Implementation Plan”	as set out in Condition 54.4;

“Incoming Provider”	any person which after the termination of the Contract provides to the Department services which, prior to that date, were provided under the Contract;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“ING”	Irish National Grid;

“Initial Period”	the ninety (90) day period immediately following the relevant Operational Delivery Date;

“Information”	as given under section 84 of the FOIA;

“Inspection”	used for simple requirements where verification that the capability/facility/function will be sufficient to accept that the solution meets the requirements;

“Instrument Flight Rules”	the set of regulations and procedures for flying an aircraft whereby separation to other aircraft and terrain is maintained by reference to aircraft instruments only;

“Insured”	the Contractor;

“Insured Property”	the property at each Base from which the Contractor provides the Services;

“Intellectual Property Rights”	as set out at Condition 34.2;

“Into Wind Starting Limitations”	the conditions set out in Schedule 2.1 (Specification) paragraph 5.6.1.5.3;

“IP 67”	‘Dust Tight’ and ‘Protected against effects of short-term immersion’;

“IP Materials”	Photographs and Films as defined in Schedule 5 (IPR Ownership);

“IR Sensor”	a SAR Sensor which provides images of infrared radiation and daylight imagery;

“ISA”	International Standard Atmosphere;

“Joint Commissioning Test”	test of the Contractor’s Solution that is carried out jointly between the Department and the Contractor;

“Joint Steering Group”	the group described at Schedule 8.1 (Governance and Contract Management);

“Key Performance Indicator” or “KPI”	an indicator to performance by the Contractor of an element of the Services which is linked to a Service Level Category as set out in Schedule 8.2 (Contract Incentive Scheme (KPIs));

“Key Personnel”	any person who, in the Department’s opinion, is fundamental to the performance of this Contract;

“Key Sub-contractor”	any Sub-contractor identified as being a key Sub-contractor in Schedule 8.1 (Governance and Contract Management), or as otherwise agreed in writing to be a key Sub-contractor;

Definition	Meaning
“Land As Soon As Possible”	not continuing flight for longer than is necessary to accomplish a safe but unhurried landing at the nearest suitable site for landing;

“Larger Minimum Capacity Aircraft Base”	one of the following locations from which the Services are to be provided: Sumburgh, Stornoway, Culdrose, Leconfield or Valley;

“Law”	any applicable Act of Parliament, subordinate legislation within the meaning of Section 21(1) of the Interpretation Act 1978, exercise of the royal prerogative, enforceable community right within the meaning of Section 2 of the European Communities Act 1972, regulatory policy, guidance or industry code, judgment of a relevant court of law, or directives or requirements of any Regulatory Body with which the Contractor is bound to comply;

“LED”	light emitting diode;

“Liaison Reports”	the report compiled by the Contractor following formal meetings, exercises, and formal communications with the Emergency Response Teams;

“Lighting System”	the components of the Aircraft specifically supplied by the Contractor to provide external and/or internal illumination;

“M2”	‘Maritime Intermediate’. The warmer, mid-latitude, regions of the seas, particularly temperate sea areas where high humidity combined with moderately high temperatures are together the principal climatic characteristics;

“Management Information”	the information required by the Department as specified in the Specification;

“Management Information System”	the management information system produced by the Contractor and consisting of at least those aspects at Schedule 2.1 (Specification) paragraph 6.3.1;

“Management Plans”	the Contractor’s management plans as set out in Schedule 8.9 (Management Plan Requirements);

“Marine VHF Comms Band”	the band encompassing transceivers in the 156.00 to 173.975 MHz band;

“Maritime Emergency Frequency”	Channel 16;

“Market Fuel Price”	the price agreed between the Contractor and the Department at the Review Date;

“MAUW”	maximum all-up weight;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Maximum Compensation Payment”	as set out in paragraph 1.4 of Schedule XXXX

“Maximum Fuel Price”	the Contract Fuel Price plus the Fuel Price Variation;

“Maximum Score”	a maximum numeric score indicating full attainment of performance;

“Measurement Tool”	a measurement tool to measure each KPI’s performance;

“Measurement Window”	the time period over which a KPI is to be measured;

“Mediation Notice”	as set out in Condition 53.2;

“Medical Capability”	the provision by the Contractor of medically trained personnel and medical equipment on each Airborne System in order to meet the required pre-hospital standards of medical care;

“Medical Data”	information on casualty condition including but not limited to electro cardiogram outputs and written information;

“Medical Steering Committee”	a committee consisting of the Contractor’s medical personnel and external advisers whose purpose is to assure processes are compliant with regulatory requirements and the Contractor’s policies and procedures;

“Medical Training Records”	the formal recording of achieved levels of medical training as directed by the Contractor’s medical clinical governance pursuant to Schedule 2.1 (Specification) paragraph 6.8;

“Medium Risk Areas”	the areas defined as such in the document ‘Anatec Additional Analysis 2006’;

“MFD”	multi functional display;

“MF Distress Frequency”	the current maritime MF distress calling frequency 2182 KHz MF;

“Milestone”	the events described in Table 2.1 of Schedule XXXX which must be completed by the relevant Milestone Date;

“Milestone Date”	the required date for the achievement of the relevant Milestone, as set out in Table 2.1 of Schedule XXXX

“Milestone Failure”	the events described in Schedule 6.1 (Transition Plan) paragraph 7.2(b);

“Military UHF Comms Band”	the band encompassing transceivers in the 225.00 to 399.975 MHz band;

“Minimum Fuel Price”	the Contract Fuel Price minus Fuel Price Variation;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“MIRG”	Maritime Incident Response Group;

“MIRG Standard Load”	ten team members, each member being 112 kg with a total of 3 equipment bags at 100kg per bag with dimensions of 0.64m x 0.64m x0.92m;

“MIS”	the Contractor’s Management Information System;

“Mission Planning and Debriefing System”	the system provided by the Contractor which is used to plan missions, transfer data to the Airborne System and /or the Avionics Suite, and the capability to exploit any information recorded on the Aircraft;

“MMS”	mission management system;

“Mobilisation Planning Phase”	as set out in Schedule XXXX

“Month”	calendar month, unless otherwise stated;

“Monthly Standing Charge”	the charge set out per Base at table A of Annex A of ScheduleXXXX

“Mountainous Regions”	any terrain in excess of 3000ft amsl;

“Mountain Rescue Team”	Team of qualified mountaineers who are associated with a recognised rescue organisation;

“MRT”	Mountain Rescue Team;

“MRT Standard Load”	a team comprising of six member at 80kg each, plus 25kg for hill bags. Hill bag dimensions being 0.6m x 0.35m x 0.3m. Additional rescue kit to be carried as a separate lift: one stretcher at 25kg, dimensions of 1.2m x 0.6m x 0.4m. Four rope bags at 10kg per bag, dimensions 0.6m x 0.3m. One crag bag at 15kg, dimensions 0.6m x 0.3m;

“MSC”	minimum separation clearance, being the authorised minimum separation distance in all directions between part of the Aircraft in flight, and any obstacle excluding the ground or water vertically beneath the Aircraft;

“NARG”	Nuclear Accident Response Group;

“NAT”	National Airborne Technologies;

“Net Book Value”	the net book value of the relevant Asset(s) calculated in accordance with the depreciation policy of the Contractor;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Non-Flying Accident Incident Report”	the report filed following a notifiable accident or incident which shall comply with the Contractor’s policy and the relevant Regulatory Body’s policy;

“Non Handling Pilot”	the pilot who is not in physical control of the Aircraft;

“Normal Readiness”

the ability for an Airborne System to safely take off from a Base throughout the Base’s Declared Operating Time within:

(a)    15 minutes during the period 08:00 to 22:00 hours; and

(b)    45 minutes during the period 22:00 to 8:00;

“NOTAMS”	notices to Airmen created and transmitted by government agencies under guidelines specified in Annex 15: Aeronautical Information Services of the International Convention on Civil Aviation;

“NVG”	night vision goggles;

“Occurrence”	an accident or incident (other than a Grounding) which arises out of the provision, possession or handling or use of an Aircraft and causes personal injury including bodily injury, sickness or disease, including death, at any time resulting therefrom, or damage or destruction of property, including the loss of such property. A series of Occurrences following an Occurrence shall be deemed to be one Occurrence;

“OEM”	original equipment manufacturer;

“Offshore Installation”	any man-made structure that protrudes from the surface of the water beyond the mean low water mark;

“OGC”	the Office of Government Commerce or its successor body including without limitation the Government Procurement Service;

“OGE”	out of ground effect;

“On State”	the Airborne System is holding Normal Readiness, is serviceable, correctly roled for SAR and ready to take off as soon as the Aircrew have completed their planning, pre-start checks and starting procedures;

“Operate”, “Operating”, “Operational” and “Operations”	the undertaking of individual Aircrew and/or Aircraft functions across all non-flying and flying activities including both operational and training flights;

“Operational Delivery Date”	for each Base, the actual date at which the Department has declared, through the Acceptance Procedure, that a Base can be declared available for SAR Tasking and the Tasking Authority has been informed of this fact;

Definition	Meaning
“Operational Delivery Phase”	for each Base, the period from the Operational Delivery Date to the Expiry Date (plus any extension permitted under Condition 2), or such earlier date of termination in accordance with Law or the provisions of this Contract;

“Option Exercise Fee”	the liquidated sums specified in Schedule XXXX

“Ordinary Exit”	any termination of this Contract which occurs: (i) pursuant to Condition 44 or Condition 45 where the period of notice given by the Party serving notice to terminate pursuant to such clause is greater than or equal to six Months; or (ii) as a result of the expiry of the Initial Term or any Renewal Period;

“PA”	pressure altitude;

“Paramedic”	an individual who is a registered and accredited health care professional in accordance with the Health Care Professionals Council (HCPC);

“Partial Termination Date”	one (1) minute before midnight on the date on which part of this Contract terminates for any reason;

“Party” or “Parties”	a party to this Contract;

“Patient”	a sick or injured person in a place of primary care;

“Patient Report”	a medical report of a Patient filed by the Contractor and in accordance with the Contractor’s clinical governance rules as laid out in Schedule XXXX

“Performance Indicator Reports”	reports filed by the Contractor regarding performance indicators as prescribed in Schedule 8.2 (Contract Incentive Scheme (KPIs));

“Performance Level”	a level of performance to be attained for each KPI;

“Performance Report”	as set out in Condition 16.1;

“Personal Data”	as given to it in the Data Protection Act 1998;

“Personnel and Training System”	the Contractor’s system that provides appropriate personnel including (but not limited to) their initial training, continuation training and further development;

“Photograph”	means any photograph taken during any flight by the Contractor, its Staff, or a third party on board the Aircraft;

“PIC”	pilot in command of Captain;

“Pilots”	the pilot and/or co-pilot;

“Planned Operational Delivery Date”	for each Base, the date stated in the Transition Plan that, through the Acceptance Procedure, a Base can be declared available for SAR Tasking;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Post Flight”	the return of the Aircraft to a Base;

“Post-SAR Sortie Report”	the post flight report to the Department containing details of a SAR operation in the requirements as stated by the Department;

“Pre-Flight Check”	check of the Aircraft prior to flight by the PIC or engineer;

“Pre-flight Planning Process”	has the meaning given to it in Schedule 2.1 (Specification) paragraph 2.1.1;

“Premises”	as set out in Condition 9;

“Pre-Operational Delivery Phase”	for each Base, the period from the Commencement Date to the Operational Delivery Date;

“Programme”	any programme or timetable (including the Transition Plan) agreed by the Department and Contractor which regulates or specifies the period or periods for the performance of the Services (or any part of them), any activities ancillary to the performance of the Services, or the preparation and submission of reports;

“Prohibited Transaction”	as set out in Condition 60.1;

“Project Mark”	any trade mark that: (a) is not a Contractor Mark or a Department Mark; and (b) is used in, or arises out of, the performance by the Contractor of the Services;

“Proposal”	as set out in Condition 54.1;

“PROTECT”	the protective marking level as defined in the Security Policy Framework;

“Protective Marking System”	the protective marking system as set out in the Security Policy Framework;

“Rear Cabin”	that part of the Aircraft Accommodation predominantly used by the Rearcrew during the operation of the Aircraft;

“Rearcrew”	the Winchman and Winch Operator;

“Reduced Cue Environment”	conditions in which sufficient visual cues to control the Aircraft are not available to the Aircrew;

“Registers”	has the meaning set out in Schedule 10 (Exit Schedule) paragraph 2.1;

Definition	Meaning
“Regulatory Bodies”	those government departments and regulatory, statutory and other entities, committees, ombudsmen and bodies which, whether under statute, rules, regulations, codes of practice or otherwise, are entitled to regulate, investigate, or influence the matters dealt with in the Contract or any other affairs of the Department and “Regulatory Body” shall be construed accordingly;

“Relevant Convictions”	a conviction that is relevant to the nature of the Services or as listed by the Department and/or relevant to the work of the Department;

“Relevant Period”

the period beginning on (as applicable):

(a)     the date on which notice of termination of the Contract is served on either party and ending on the Termination Date or, in respect of a partial termination of the Contract, the Partial Termination Date; or

(b)     the date of service of notice of unsatisfactory performance pursuant to Condition 42.1 of the Contract and ending on the Termination Date or the earlier rectification of the default event in accordance with Condition 44(1)(b); or

(c)     the day which is nine (9) Months prior to the expiry of the Operational Delivery Phase and ending on the Termination Date;

“Relevant Transfer Date”	in respect of any particular Transferring Employee, the date for commencement of the part of the Services to which he is assigned;

“Removable Media”	all physical items and devices than can carry and transfer electronic information. Examples include but are not limited to DVDs, CDs, floppy disks, portable hard disk drives, USB memory sticks, flash drives, portable music and video players including mobile phones, hand held devices such as Blackberries and Personal Digital Assistants and laptop computers;

“Replacement Contractor”	any third party service provider of Replacement Services appointed by the Department;

“Replacement Services”	any services which are substantially similar to any of the Services and which the Department receives in substitution for any of the Services following the expiry or termination or part thereof of this Contract, whether those services are provided by the Department internally and/or by any third party;

“Request for Information”	as set out in FOIA or the Environmental Information Regulations as relevant (where the meaning set out for the term “request” shall apply);

“Required Action”	as set out in Condition 42.11(a);

“Required Insurances”	the minimum insurance cover the Contractor is required to provide under this Contract, as set out in Condition 48.1.1 and Schedule 7.6 (Required Insurances);

Definition	Meaning
“Rescue Coordination System”	the connectivity between each Base and the ARCC;

“Results”	anything made, derived from or arising out of the performance by the Contractor (or any Sub-contractor) of the Services, including all reports, documents, computer software, computer software code, drawings, specifications, items, materials, works, know-how and data save for Photographs and Films;

“Review”	used for most requirements throughout the acquisition process. A review of documentation as a means of providing assurance that the capability will be met;

“Review Date”	the date for reviewing the Market Fuel Price, which shall initially be six (6) Months from the Operational Delivery Date, and subsequently six (6) Months from the previous Review Date;

“Revised Proposal”	as set out in Condition 54.2;

“RIPS”	rotor ice protection system;

“RNLI”	the Royal National Lifeboat Institution;

“RTU”	radio tuning unit;

“S92”	Sikorsky S92 Aircraft;

“Safety Plan”	the Contractor’s safety plan as set out in Schedule XXXX and Schedule XXXX

“Safety Policy Statement”	the safety policy statement as set out in Schedule XXXX and Schedule XXXX

“SAR”	Search and Rescue;

“SARDA”	the Search and Rescue Dog Association;

“SAR Endurance”	the period of time (expressed in hours and minutes) that an Aircraft on Operations can remain on scene before departing in order to effect a safe landing at any location;

“SAR Incident”	a Search and Rescue for which the Contractor has received an Authority’s Tasking Body Instruction;

“SAR Role Equipment”	the equipment carried on board the aircraft necessary to perform the role of Search and Rescue;

“SAR Role Sensor Data”	data including but not limited to radar return sensors and FLIR and other sensor equipment which records data relevant to the Services;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“SAR Sensor”	a sensor on the Aircraft which provides SAR Role Sensor Data;

“SARTs”	SAR transponders capable of being detected by radar;

“SAR Tasking”	search and rescue tasks assigned to the Contractor by the Tasking Authority;

“Search and Rescue”	the activity of locating and recovering persons either in distress, potential distress or missing, and delivering them to a place of safety;

“Search Information”	information for SAR including but not limited to search area co-ordinates, on-scene conditions, estimated time of arrival and data passed at the conclusion of a search;

“Security Policy”	the Department’s security policies as advised to the Contractor by the Department;

“Security Policy Framework”	the HMG Security Policy Framework;

“Senior Representatives”	as set out in Condition 53.1;

“Sensor Operator”	that member of the Aircrew operating the relevant SAR Sensor;

“Service Credits”	a monetary amount as specified in accordance with the provisions of this Schedule 8.2 (Contract Incentive Scheme (KPIs)) being payable as an abatement of the price (and not as a penalty) for a failure of the Contractor to comply with its obligations under this Contract;

“Service Level Category” or “SLC”	a distinct element of the Services as more particularly described in Schedule 8.2 (Contract Incentive Scheme (KPIs));

“Services”	all the Services that the Contractor is required to carry out under this Contract and all its Schedules;

“Severe Turbulence”	has the meaning given to it in Defstan00-970 as amended or replaced from time to time;

“SID”	standard instrument departure;

“Smaller Minimum Capacity Aircraft Base”	one of the following locations from which the Services are to be provided: Lee-on-Solent, Chivenor, Prestwick, Lossiemouth or Wattisham;

“Solution”	the Contractor’s Solution, as set out in Schedule 4.1 (Contractor Solution);

“SPAG”	Submarine Parachute Action Group;

Definition	Meaning
“Specification”	the document describing the Services to be performed by the Contractor, for each Base, as set out in Schedule 2.1 (Specification);

“Specification Requirement”	the Services to be performed by the Contractor under this Contract as at the Award Date, as listed in the column labelled “United Kingdom Search and Rescue Helicopters Technical Requirement” in Part 3 of Schedule 2.1 (Specification);

“SRR”	Search and Rescue region;

“Staff”	all persons employed by the Contractor to perform its obligations under the Contract together with the Contractor’s servants, agents, suppliers and Sub-contractors used in the performance of its obligations under the Contract;

“Staff Vetting Procedure”	the Department’s procedures for the vetting of personnel as set out in Schedule XXXX

“Standard SAR Operating Weight”	the weight of the Aircraft including the Aircrew and SAR Role Equipment, but excluding fuel;

“Standard Search Patterns”	those search patterns defined in the extant edition of the International Aeronautical and Maritime SAR Manual Volume 2;

“STAR”	standard terminal arrival route;

“Steady State Management Board”	the management board described Schedule 8.1 (Governance and Contract Management);

“Step-In Notice”	as set out in Condition 42.10;

“Step-Out Date	as set out in Condition 42.14(b)

“Step-Out Notice”	as set out in Condition 42.14;

“Step-Out Plan	as set out in Condition 42.15;

“Still Air Conditions”	no lateral or vertical displacement of air;

“Stretcher”	the stretchers provided by the Contractor on each Aircraft; (as a minimum, at least one stretcher must be certified for winching operations, the second stretcher must fit inside of the winching stretcher if not certified for winching, i.e. spinal boards or vacuum mattresses;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“Sub-contract”

(a)     any agreement or arrangement entered into by the Contractor (or any Sub-contractor) pursuant to which a third party is to perform any of the obligations of the Contractor under the Contract; and

(b)     any arrangement, agreement, lease, licence or other right to occupy any Base or other location from which any of the Services are to be provided;

“Sub-contractor”	shall, as the context may require, include any person, adviser, consultant or agent engaged by the Contractor to assist in the performance of the Services;

“Survivor”	an isolated person who requires recovery or rescue by SAR-H and who is not in need of medical care;

“System”	the Aircraft, Avionics Suite, Airborne System, Aircraft Internal Communication System, Aircraft External Communication System, Lighting System, Winchman’s Individual Communication System and Winch System;

“Target”	the subject of an Authority’s Tasking Body Instruction including but not limited to a beacon, Casualty, survivor, Vessel, vehicle, wreckage or any other object or person;

“Task”	a SAR task which the Tasking Authority has asked the Contractor to perform;

“Tasking Authority”	the Aeronautical Rescue Co-ordination Centre (ARCC) or any subsequent successor organisation;

“Tender”	the documents submitted by the Contractor to the Department in response to the Department’s invitation to suppliers for formal offers to supply it with the Services;

“Term”	the period from the Commencement Date to the latest date that any Services are provided from a Base (including any permitted extension), all as set out under Condition 2;

“Termination Assistance Notice”	has the meaning set out in paragraph 5.10 of Schedule 10 (Exit Schedule);

“Termination Assistance Period”	the period specified in the Termination Assistance Notice in which the Contractor shall provide the Termination Services as may be extended pursuant to paragraph 5.10 of Schedule 10 (Exit Schedule);

“Termination Date”	one (1) minute before midnight on the date on which this Contract terminates for any reason;

“Termination Services”	the services and activities to be performed by the Contractor pursuant to the Exit Plan, including those activities listed in paragraph 5.14 of Schedule 10 (Exit Schedule) and any other services required pursuant to the Termination Assistance Notice;

“TETRA”	terrestrial trunked radio;

Definition	Meaning
“Threshold SAR Operating Area”	the area within the UK SRR which extends to the area defined by the SRR boundaries off the south and east coasts of the UK, 250nm radius of Stornoway, 200nm radius of Prestwick, the Irish SRR boundary off the west coast of the UK and 200nm off Culdrose;

“TNA”	training needs analysis;

“Top Cover”	an aircraft that provides aerial safety cover during extended range and remote SAR Operations;

“Training”	the training to be delivered by or on behalf of the Contractor in accordance with paragraph 2.2 of Schedule 2.1 (Specification) and Schedule 2.3 (Aircrew Training) which will provide the appropriate ratings and qualifications to operate in role and/or on type;

“Training Plan”	the Contractor’s training plan which includes (but is not limited to) training notes, air and ground syllabi, and lesson plans;

“Training Record”	data (in whatever form of media) related to the recording of training carried out by Crew Members in accordance with the Schedule 2.3 (Aircrew Training);

“Transferring Contracts”	shall have the meaning set out in paragraph 7.2(b) of Schedule 10 (Exit Schedule);

“Transferring Employee”	each of those persons who in the period immediately prior to the Relevant Transfer Date are employed by their Current Employer and are assigned to the provision of services to the Department which services will, after the Relevant Transfer Date, be provided under the Contract;

“Transition Management Board”	the management board described in Schedule 8.1 (Governance and Contract Management) responsible for managing the period from the Commencement Date to the Operational Delivery Date for each Base in accordance with Schedule 8.1 (Governance and Contract Management);

“Transition Plan”	the plan and timescales (as set out in Schedule XXXX) which the Contractor shall implement in order to provide the Services;

“Transition Project Manager”	the person as described in Schedule 8.1 (Governance and Contract Management)

“Transition to Steady State Phase”	transition whereby the Contractor becomes the service provider at a Base and commences re-training of the incumbent staff as more particularly set out Schedule XXXX

“TSO”	technical standing order;

“TUPE Regulations”	the Transfer of Undertakings (Protection of Employment) Regulations 2006.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Definition	Meaning
“UHF”	ultra high frequency;

“UK SAR-H”	the United Kingdom Search and Rescue Helicopter service provided by the Contractor;

“Unprepared Surfaces”	has the meaning in DEFSTAN 00-970 Vol 2 Leaflet 300/1 paras 1 and 2 (as replaced or amended from time to time);

“Unrecovered Costs”	the costs incurred by the Contractor in the performance of this Contract (in full or in part) (as defined in the Financial Model) to the extent that the same remain to be recovered through the charges. Such costs must be demonstrable and will exclude internal costs of financing, working capital or overheads associated with these costs but include profit earned but not received accruing to these costs;

“VDS”	video display system;

“Very High Risk Areas”	those areas defined as such in the document ‘Anatec Additional Analysis 2006’;

“Vessels”	nautical craft such as ships, boats, submarines, yachts, lifeboats, rigs and rig support vessels;

“VHF”	very high frequency;

“Visual Flight Rules”	the set of aviation regulations under which a pilot may operate an aircraft in weather conditions sufficient to allow the pilot, by visual reference to the environment outside the cockpit to control an aircraft’s altitude, navigate, and maintain a safe separation from obstacles such as terrain, buildings and other aircraft;

“Waypoints”	the set of co-ordinates, comprising of longitude, latitude and altitude used to identify a point in physical space;

“Winch”	the winch and/or winches on each Aircraft which is part of the Winch System;

“Winch Cable”	the Winch System’s cable;

“Winch Cycle”	a full winch out immediately followed by a full winch in;

“Winch Operator”	the member of the Aircrew who is primarily operating the Winch;

“Winch System”	the components of the Aircraft that are specifically supplied by the Contractor to undertake winching functions;

“Winching Operations”	use of the Winch during Operations;

“Winchman”	the member of the Aircrew who conducts Winch Operations with the Winch Operator;

Definition	Meaning
“Winchman’s Individual Communication System”	the system provided by the Contractor to enable the Winchman to exchange information with the Aircraft and its Aircrew and persons or agencies external to the Aircraft;

“Wire Strike”	a strike by the Aircraft whilst Operating of any wire of any size or strength up to a steel wire consisting of seven strands and being 3/8 of an inch in diameter with a tensile strength of 11,500 lbs;

“Working Day”	any day other than a Saturday, Sunday or public holiday in England and Wales; and

“Working Deliverable”	as set out in Condition 35.2;

“WTR”	working time regulations;

UK Search & Rescue Helicopter Service

Schedule 2—Requirements

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24224934.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Contract	DFT	24224934.1

4.0	26.03.13	Execution Version	DFT	24224934.2

This Schedule is comprised of the following documents:

Schedule 2.1 – Specification

Schedule 2.3 – Aircrew Training

Schedule 2.4 – Infrastructure Requirements

Schedule 2.5 – Transition and Acceptance

Schedule 2.6 – Aviation Safety Management Plan

UK Search & Rescue Helicopter Service

Schedule 2.1—Specification

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822015.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18783978.12

2.2		Proposed Final Version	DFT	23822015.2

4.0	26.03.13	Execution Version	DFT	23822015.3

		Redacted Version	DFT

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1. COMMUNICATE

1.1 Internal

1.1.1 Display

1935	K

1.1.1.1 The Avionics Suite must, throughout operation of the relevant SAR Sensor, display SAR Role Sensor Data to both Pilots and to the Rear Cabin in an easily interpretable and readily understood format. Such display function must:

1.1.1.1.1 provide both Pilots and the Rearcrew with full interoperability between SAR Role Sensor Data allowing multiple layers of SAR Role Sensor Data to be displayed and overlaid concurrently; and

1.1.1.1.2 allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between display of the outputs of each SAR Sensor.

For the purposes of the requirement:

A non-exhaustive list of aircraft data might include:

• Search planning information

• Navigational information

• Aircraft technical data

A non-exhaustive list of standard aeronautical data might include positions of:

• Aerodromes

• Controlled Airspace

• Navigation Beacons

• Airspace reservations

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1936	K	1.1.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to display Aircraft Data and Aeronautical Data to both Pilots and to the Rear Cabin in an easily interpretable standard aviation EFIS display format. Such display function shall allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between the display of any Aircraft Data and Aeronautical Data

		1.1.2 Intercommunication				(Cockpit and Cabin)

371	K	1.1.2.1 The Aircraft Internal Communication System must, throughout Aircraft Operation: 1.1.2.1.1 provide safe, clear and audible voice intercommunication between all persons onboard the Aircraft;

Communications should be undisturbed by noise levels in flight.

Current long lead system hampers movement of rearcrew and impedes egress of personnel in an emergency. Could be met with a wireless intercom.

Back-up communication system.

Emergency conditions

This functionality is currently achieved on some aircraft by either having a pilot over-ride or alarm signal.

1026	K	1.1.2.1.2 be accessible to the Rearcrew at all times, including whilst the Rearcrew are moving throughout the Aircraft, without having to change any communications connections; and
1892	K	1.1.2.1.3 provide safe, clear and audible private voice intercommunication between some and/or all of the persons onboard the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1893	K

1.1.2.2 The Aircraft Internal Communication System must, throughout Aircraft Operation:

1.1.2.2.1 have a back up intercom facility which:

1.1.2.2.1.1 is available to all Aircrew;

1.1.2.2.1.2 provides safe, clear and audible voice intercommunication; and

1.1.2.2.1.3 is independent of the system referred to in paragraph 1.1.2.1 above.

1032	K	1.1.2.2.1.4 enable the passing of emergency information to all occupants of the Aircraft with sufficient impact to ensure they are immediately aware of an emergency.

1.2 External

1.2.1 Comms Bands

This means having an appropriate number of presets (10-20 would be normal), with a manually selected, fully tuneable option, giving frequency, channel bandwidth options, AM, FM, SSB and any data modes required

1894	K	1.2.1.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide all the Aircrew with voice intercommunication throughout: 1.2.1.1.1 the Civil VHF ATC Comms Band;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

1896	K	1.2.1.1.2 the Military UHF Comms Band; and

320	K	1.2.1.1.3 the Marine VHF Comms Band including MRT frequencies Ch 24A and 62A

		1.2.2 Intercommunication with Winchman				Currently provided by Polycon radio. The facility should work in the water and be robust.
2022	K

1.2.2.1 The Aircraft External Communication System and Winchman’s Individual Communication System must, throughout Aircraft Operation, enable:

1.2.2.1.1 the Winchman to have voice intercommunication with the occupants of the Aircraft via the Aircraft’s Internal Communication System at least 5km away from the Airborne System;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2023	K	1.2.2.1.2 the Winchman to have voice intercommunication with third party users of VHF FM Marine Band at least 5km away from the Winchman; and

2024	K	1.2.2.1.3 the muting from onboard the Aircraft of the Winchman’s voice intercommunication with persons onboard or off the Aircraft whilst otherwise maintaining full operability and the ability for the Winchman to mute Aircraft intercom chatter from the Winchman’s location.

2025	K	1.2.2.2 The Winchman’s Individual Communication System must be water resistant to IEC 529 IP67 Classification.
1.2.3 Intercommunication with Co-ordinating Authority

1.2.3 capability is currently achieved via HF communications for Military SAR aircraft and satellite on MCA aircraft.

1.2.4 This capability is currently achieved via HF communications for Military SAR aircraft and satellite on MCA aircraft

1.2.5 Maritime vessels are routinely equipped with SATCOM

1897	K

1.2.3.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and a Co-ordinating Authority with the ability to broadcast to more than one recipient.

1.2.4 Intercommunication with other SAR Units

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1931	K	1.2.4.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and other suitably equipped Dedicated SAR Units with the ability to broadcast to more than one recipient.

1.2.5 Intercommunication with Vessels

1932	K	1.2.5.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable voice intercommunication between the Aircrew and any Vessels in distress using the MF Distress Frequency with the ability to broadcast to more than one recipient.

1.2.6 BLOS Communications Redundancy

1898	K	1.2.6.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide at least two immediately available BLOS intercommunication facilities (one main and one backup) with no common single point of failure.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		1.2.7 Intercommunication with mobile phones				Should be cross-network and Access Overload Control enabled.
1273	K

1.2.7.1 The Contractor shall provide an Aircraft External Communication System which, throughout Aircraft Operation, enables voice and text intercommunication between the Aircrew and any user of a mobile phone connected to any UK mobile phone network provider.

		1.2.8 Portable communications facilities				The satellite communication facility should therefore be disconnectable and portable.
1018	K

1.2.8.1 The Contractor shall provide an Aircraft External Communication System which provides portable satellite communications facilities which can be used off and/or on-board the Aircraft at any time; it must have an independent power source for use away from the Aircraft.

		1.2.9 Transfer of Search Information				Search and Rescue Units to include other SAR-H platforms

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1901	k

1.2.9.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the exchange of Search Information and the electronic transfer of Search Information data directly to and from the Avionics Suite between the Aircrew and:

1.2.9.1.1 a Co-ordinating Authority; and

1933	k	1.2.9.1.2 other suitably equipped Dedicated SAR Units.

1934	k	1.2.9.2 The Aircraft External Communication System must enable the manual transfer of Search Information to the Base Operations Room Post Flight.
		1.2.10 Transfer of casualty information				Patient confidentiality to be maintained. Modern satellite tracking systems can be set to automatically report position at desired intervals. 100m accuracy is based on SME advice.
1902	1

1.2.10.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Rearcrew to transfer information on a Casualty’s condition, including medical data via electronic means, to medical facilities suitably equipped to receive such information.

	K	1.2.11 TETRA Communications

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2035		1.2.11.1 The system shall be able to intercommunicate with all UK emergency services using TETRA or its successor.

1.2.12 Position reporting

1755	K

1.2.12.1 The Aircraft External Communication System and Avionics Suite must, throughout Aircraft Operation, be able to report the position of the Aircraft to the Tasking Authority at intervals pre-selected by the Aircrew:

1.2.12.1.1 without the need for further attention by the Aircrew after initial set up; and

1.2.12.1.2 to within 100 metres lateral accuracy of the Aircraft’s true position at the time of position capture by the Avionics Suite.

1.2.13 Monitor frequencies

1870	K	1.2.13.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the Aeronautical Emergency Frequencies whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1884	K

1.2.13.2 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the VHF FM Ch16 being the Maritime Emergency Frequency whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

		1.2.14 AIS				Systems such as chalk boards and white boards have proved effective in the past.
1023	K

1.2.14.1 The Avionics Suite must, throughout Aircraft Operation, be able to transmit Aircraft position and receive other users’ positions using AIS, and display through any of the Aircraft avionics displays.

1.2.15 Visual communications
1022	K	1.2.15.1 The Aircraft External Communication System must, throughout Aircraft Operation during the day and by night, enable the Rearcrew to pass information from the Aircraft in a clear and readily understood visual format to persons on the surface up to 100ft from the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		1.2.16 Base				1.2.16.3 Currently achieved with radios at each Base.
1909	K

1.2.16.1 The Base Operations Room must support flight planning activities and provide ready access to at least the following:

1.2.16.1.1 meteorological data;

1.2.16.1.2 NOTAMS;

1.2.16.1.3 air traffic control information;

1.2.16.1.4 digital and paper mapping;

1.2.16.1.5 Aircraft performance data;

1.2.16.1.6 tasking data;

1.2.16.1.7 AIS; and

1.2.16.1.8 Mission Planning and Debriefing System

1886	K	1.2.16.2 The Base Operations Room must enable clear and audible voice intercommunication between the Base Operations Room and the Tasking Authority with guaranteed connectivity between the two from a single call at all times.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1048	K	1.2.16.3 The Base Operations Room must enable continuous voice intercommunication with the Airborne System.
2. PREPARE
2.1 Plan mission

Examples of the functionality used in pre-flight planning:

Input Data

• Access

• Manipulate Data

• Calculate

• Display Information

• Output Data

SAR aircraft are often called upon to work away from their normal area abnd operating areas, and need a wide variety of flight planning material.

819	K

2.1.1    The Mission Planning and Debriefing System must enable the Aircrew to plan all Operations before flight through the utilisation of hard and soft copy information (the “Pre-flight Planning Process”) such that Normal Readiness can be met.

1906	K

2.1.2    The Mission Planning and Debriefing System must be able to transfer by electronic means the output of the Pre-flight Planning Process into the Avionics Suite such that it can be readily interpreted and used by the Aircrew.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1774	K

2.1.3   The Contractor must provide Aircrew with sufficient flight planning data and materials to modify the inputted flight planning data during Aircraft Operation and provide an Avionics Suite which is able to accept modifications.

The output of the pre-flight planning process is likely to be:

electronic mapping, navigation and communications data.

Examples of the functionality used in airborne planning and replanning:

• Input Data

• Access

• Manipulate Data

• Calculate

• Display Information

• Output Data

2.2 Training

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2.2.1 SAR organisations and emergency services

Captures need for ARCC/MRCC Training.

The response teams and specific training need will depend upon specific geographical location.

This is currently achieved by the nomination of a liaison Officer at each Base location.

1989	K	2.2.1.1 The Contractor must provide at each Base: 2.2.1.1.1 Ground Familiarisation Training for Emergency Response Teams; and
1071	K	2.2.1.1.2 ERT Flying Training Exercises for Emergency Response Teams and other available non-Contractor SAR assets including Ministry of Defence aircraft.

2.2.2 Aircrew

		2.2.2.1 Conversion Training				To be assessed through the contractor’s training plan. Required prior to assuming operational duties, refer to requirement 6.2.
1828	K

2.2.2.1.1 The Personnel and Training System must:

2.2.2.1.1.1 ensure that all Pilots, at the time of the commencement of their operational duties for the Contractor, are suitably qualified (having passed a recognised type rating training course) and can Operate the Airborne System by day and by night; and

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1841	K	2.2.2.1.1.2 ensure that all Rearcrew at the time of the commencement of their operational duties for the Contractor are suitably trained to Operate the Airborne System by day and by night.

2.2.2.2 Aircrew Continuation Training

This requirement to include the provision of training for normal and abnormal situations e.g. dunker training and simulator training

The ongoing training plan would be expected to provide periodic requirements for individuals which would enable the overall skill level of the Base, and hence the quality of the service provided by the Contractor, to be maintained

1850	K

2.2.2.2.1 The Contractor shall ensure that a total of 50 flying hours per Month of SAR role flying training is completed at each location.

2.2.2.2.2 It is anticipated that all training hours should be consumed within the Month. If this cannot be achieved a maximum of 10 hours can be carried over to the following Month at the contractor’s discretion. Hours in excess of this limit must be agreed with the Department.

2.2.2.2.3 In the event that monthly flying training targets are not achieved, the Contractor shall ensure that such shortfalls are averaged out over the year.

2.2.2.2.4 The Contractor shall provide details of the proposed Crew training programme.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1981	K	2.2.2.2.5 The Personnel and Training System must be able to simulate to all Aircrew, all emergency situations and conditions that the Aircrew might encounter during Operations and simulate, on the Aircraft during flight, a range of emergency situations and conditions that the Aircrew might encounter during Operations.

		2.3 Crew experience

1759	1

2.3.1

2.3.1.1. The Contractor shall provide Aircraft Commanders with previous experience of at least 2500 helicopter flying hours each.

2.3.1.1.1 The Contractor shall provide Aircraft Commanders with previous experience of at least 1000 flying hours in multi-engined helicopters each.

2.3.1.1.2 The Contractor shall provide Aircraft Commanders with previous experience of at least 50 flying hours on each type.

2.3.1.1.3 The Contractor shall provide Aircraft Commanders with at least 250 flying hours previous military/civilian SAR helicopter experience each.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		2.3.1.1.4 All Aircraft Commanders shall be instrument rated.

1760	1

2.3.1.2. The Contractor shall provide Crew Co-Pilots with previous experience of at least 750 helicopter flying hours each.

2.3.1.2.1The Contractor shall ensure that all Co-Pilots are instrument rated.

1761	1

2.3.2    The contractor shall provide Winch Operators with at least one year’s experience each in a dedicated military/civilian SAR unit.

2.3.2.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

1762	1	2.3.3 The Contractor shall provide Winchmen with at least 3 Month’s experience each in a dedicated military/civilian SAR unit.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2.3.3.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

2077	K	2.3.4 The Contractor shall ensure the continuing professional development of medically qualified Rearcrew to maintain medical standards and currency law policy set by the clinical director.

		2.4 Availability				Bidders to provide clear evidence to demonstrate how 98% availability will be achieved at each base, reflecting the demanding nature of SAR operations
1975	K	2.4.1 An Airborne System shall be On State for 98% of the Declared Operating Time at each Base.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
3. PROJECT

1970	K

3.1    [For Lot 1] The Contractor shall provide a service at, or in the vicinity of, Sumburgh, Stornoway, Culdrose, Leconfield and Valley with a larger minimum rescue capacity per Aircraft of 8 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 200nm (250nm at Stornoway).

If alternative sites are used, Bidders are to provide evidence that there proposal meets the vicinity definition in the ITPD and that there is no overall increase in risk to loss of life.

The Department will need to satisfy itself that the Bidders Lot 2 proposal when combined with Lot 1 proposals that the national SAR requirements continue to be satisfied

1971	K

3.2    [For Lot 2] The Contractor shall provide a service at Lee on the Solent, at or in the vicinity of Chivenor, Prestwick, Lossiemouth and Wattisham with a smaller minimum rescue capacity per Aircraft of 4 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 170nm.

2048	K	3.3 All of the Aircraft must be capable of being refuelled using pressure fed aviation refuelling/defueling systems.

2009	K

3.4    The Contractor must, at any time, be able to deploy each On State Airborne System for a period of 12 hours, including a total of 8 flying hours, without the need for any external support or supplies other than aviation fuel.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4. OPERATE

4.1 General operations

4.1.1 Manoeuvre

4.1.1.1 Take off/landing

467	K	4.1.1.1.1 All Aircraft must be able to take off from and land on Unprepared Surfaces without damage to any part of the Aircraft that renders it unable to Operate.

Including landings with the nose pointing uphill and downhill.

Without undue oscillation.

No restrictions owing to external equipment, sensors or aerials.

Evidence of achievement of this shall include details of operations procedures (SOPs)

587	K	4.1.1.1.2 The Aircraft must be able to take off from, land, start up and shut down on surfaces sloping at up to 10 degrees in any direction.
1969	1	4.1.1.1.3 The Aircraft must be able to, within ship operating limits, land, hold on deck and subsequently depart from any Vessel that is capable of accepting the Aircraft.
1263	K	4.1.1.1.4 The Aircraft must at all times be fully operable from both Pilot seats within the Aircraft throughout the flight envelope.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
901	K

4.1.1.1.5 The Aircraft and the Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from forward flight to the Hover (or relative Hover) over a designated stationary or moving point at:

(i) all speeds technically achievable by the Aircraft; and

(ii) any height at or below 1000ft amsl, either in a coastal environment, or an overwater environment and in zero visibility. At any time during the transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

Evidence of achievement of this shall include details of operations procedures (SOPs)

908	K	4.1.1.1.6 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to safely approach down to 150m of a surface Vessel, fixed structure or coastline in a Reduced Cue Environment.				Evidence of achievement of this shall include details of operations procedures (SOPs)

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1968	K

4.1.11.7 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.1.1.7.1 approach Offshore Installations in a lateral visibility of 150m or greater; and

4.1.1.1.7.2 approach to and depart from Offshore Installations in 25m lateral and vertical visibility.

909	K	4.1.1.1.8 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from Hover over a stationary or moving point to forward flight with an exit gate of 1000ft amsl and below and a speed at or above Vmin plus 10 knots. At any time during this transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.				Evidence of achievement of this shall include details of operations procedures (SOPs)

4.1.2 Winch Operations

4.1.2.1 Automatic Hover

959	K

4.1.2.1.1 The Avionics Suite must, in a Reduced Cue Environment and whilst in an automatic Hover:

i. enable the Aircraft to maintain that Hover to within 5 feet in the lateral and vertical plane of the Aircraft’s desired position.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

ii. allow either Pilot a graduated control input to give a hovertaxy speed of up to 10 knots in any lateral direction.

		4.1.2.2. Winch Operator Adjustments				The Winch operator should have limited authority in the fore/aft and lateral planes.
960	K	4.1.2.2.1 The Avionics Suite must, whilst in an automatic hover, enable the Winch Operator a graduated method of adjusting the lateral position of the Aircraft from the Winch Operator’s normal Crew position within the Aircraft at up to 10 knots in any lateral direction without any direct involvement of the Pilots. At any time during this activity, either Pilot must be able to immediately recover manual, lateral control of the Aircraft.

		4.1.2.3 Spatial awareness				The MoP for requirement 4.1.2.3 has too many variables to fully populate, and contractors solutions will be assed by SME.
862	K

4.1.2.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.2.3.2 detect and display to the Aircrew the relative position of surface contacts in the maritime environment down to a range of 150m with sufficient resolution to detect Vessels and assist in collision avoidance against all surface contacts; and

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1990	1

4.1.2.3.3 determine and display to the Aircrew the track to within +/- 5 degrees of actual track and speed to within +/- 2 knots of actual speed of such detected surface contacts in the maritime environment.

868	K	4.1.2.3.4 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water, in the vicinity of coastlines and in a Reduced Cue Environment down to 150m lateral visibility.

4.1.3 Navigation/Flight Guidance

1945		4.1.3.1. Operations in Controlled Airspace				Requires avionics fit in accordance with the Air Navigation Order and CAA regulations
477	K

4.1.3.1.1 The Airborne System and Avionics Suite must enable Operations in all classes of airspace:

4.1.3.1.1.1 at all times;

4.1.3.1.1.2 without restriction due to Avionic Suite limitations;

4.1.3.1.1.3 without restriction due to Aircrew qualifications;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.1.3.1.1.4 under relevant Visual Flight Rules; and 4.1.3.1.1.5 under relevant Instrument Flight Rules. 4.1.3.2 Display
1940	K

4.1.3.2.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.2.1.1 continuously display the Aircraft’s geographic position to both Pilot seats within the Aircraft and to an additional display in the Rear Cabin; and

1942	K	4.1.3.2.1.2 such display of the Aircraft’s geographic position shall be capable of being displayed in the following formats: latitude, longitude, British National Grid and Irish National Grid.

		4.1.3.3 Accuracy				Based on availability and validity of sensor data, and manual inputs.
1506	K

4.1.3.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.3.1.1 determine the optimal available navigational solution derived from all navigational inputs available to the Avionics Suite; and

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1528	K	4.1.3.3.1.2 ensure the accuracy of the navigational solution is within 12 metres of the Aircraft’s true 3-D position.

4.1.3.4 Route Plans/Way Points

Route plans should be both temporary (input by the Crew during or immediately before the SAR operation) and permanent.

Information will be selected as appropriate by the Crew.

Waypoints should be both temporary (able to be changed, could be moving) and permanent.

1503	K

4.1.3.4.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.4.1.1 electronically store at least 20 user-defined route plans and retain such stored route plans during periods when no power is supplied to the Avionics Suite;

4.1.3.4.1.2 modify any stored route plan at any time from within the Aircraft;

975	K	4.1.3.4.1.3 automatically execute stored route plans without the need for further Aircrew intervention once executed but still allow Aircrew the ability to modify once executed; and

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1943	1	4.1.3.4.1.4 electronically store and/or modify from within the Aircraft at any time at least 200 fixed or moving Waypoints and be able to retain such Waypoints, at the discretion of the Aircrew, during periods when no power is supplied to the Avionics Suite.

		4.1.3.5 Navigation Data Source Redundancy				Contractors will be required to provide navigation solution drift rates and expected errors after one hours operation in a degraded mode.
1524	K	4.1.3.5.1 The Avionics Suite must, following failure of a single navigational data source, maintain sufficient integrity to ensure that the navigation solution allows continuity of Aircraft Operations and completion of the Tasking Authority’s instruction.

		4.1.3.6 SAR Specific Functions

Search patterns as presently defined in the extant edition of the International Aeronautical and maritime SAR Manual Volume 2 are as follows:

• Creeping Line Ahead

• Sector Search

• Track Line search

• Expanding Square

• Parallel sweep search

830	1

4.1.3.6.1 The Avionics Suite must, throughout Aircraft Operation:

4.1.3.6.1.1 enable the Aircraft to undertake Standard Search Patterns selected by the Aircrew without the need for further Aircrew intervention once executed and reduce the need for Aircrew monitoring and

831	K	4.1.3.6.1.2 enable the Aircrew to select alternate Standard Search Patterns, modify the dimensions of and suspend and/or resume executed Standard Search Patterns.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1508	1

4.1.3.6.1.3 The Pilots must be able to input specific position and height information into the Avionics Suite in order to provide for an automated Aircraft letdown to such designated position and height. Position information must be capable of being automatically derived and electronically passed (preferably in a single operation) from SAR Sensors to the Avionics Suite to provide an automated letdown to such position.

This search effectiveness is currently achieved with electronic search plans within GPS fed navigation computers.

Factors such as relief, geography and weather will preclude use of Standard Search Patterns. The aircrew should be able to plan and execute the most appropriate search in any situation.

Standard Search Patterns are designated within IAMSAR; an extract of which is included in Part 4.

SAR sensors could include:

• Radar

• FLIR

1962	K

4.1.3.6.1.4 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to:

4.1.3.6.1.5 fix and record the position of stationary objects; and

4.1.3.6.1.6 fix, record and predict the future position of moving objects over time.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
						Electronic recording and display of a position in the Aircraft’s flight Management System and electronic transfer of that position within the airborne system. (And to other emergency services)

		4.1.4 Performance
1822	1

4.1.4.1 All On State Airborne Systems must be capable of retaining the Hover:

4.1.4.1.1 outside of Ground Effect whilst delivering an MRT Standard Load at or below 4000ft amsl at ISA +15 degrees centigrade in still air; and

4.1.4.1.2 with 30 minutes SAR Endurance remaining, at the location of any SAR Incident in the Mountainous Regions of the UK SRR.

1973	1	4.1.4.2 The Airborne System must, throughout Aircraft Operation, be capable of climbing to and maintaining 10,000ft PA at ISA temperature.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.1.5 Storage, Recording and Playback

		4.1.5.1 Data Recording				To assist in Contract monitoring. To provide data for subsequent analysis in post mission debriefs, training exercise debriefs, ongoing searches etc
1775	K

4.1.5.1.1 The Avionics Suite must, throughout Aircraft Operation, be able to continuously electronically record the Aircraft IR Sensor imagery for greater than or equal to the maximum un-refuelled endurance of the Aircraft. The electronic recording of IR Sensor imagery must be:

4.1.5.1.1.1 capable of being turned on or off by the Sensor Operator;

4.1.5.1.1.2 of the same or better visual quality to that displayed to the Aircrew by the relevant SAR Sensor; and

4.1.5.1.1.3 tagged with the same information as that displayed to the Aircrew by the relevant SAR Sensor (including but not limited to date and time).

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1914	K

4.1.5.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record the imagery of persons on either of the Winches. The electronic imagery recording of persons on the in-use Winch must:

4.1.5.1.2.1 be capable of being turned on and off by the Winch Operator;

4.1.5.1.2.2 be able to continuously record for the duration of use of the relevant Winch during Operations; and

4.1.5.1.2.3 be of suitable visual quality to contribute to the debrief process and public relations material.

4.1.5.1.2.4 not require Winch Operator input to swap between in-use Winches in the event of an in flight Winch changeover.

1915	K	4.1.5.1.3 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record on the Aircraft the surface track flown by the Aircraft. The recording time available for recording shall be equal to or greater than the maximum unrefueled endurance of the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1916	1

4.1.5.1.4 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record intercom audio data. The electronic recording of intercom audio data must be:

4.1.5.1.4.1 capable of being turned on or off by the Aircrew;

4.1.5.1.4.2 able to continuously record for greater than or equal to the maximum unrefueled endurance of the Aircraft; and

4.1.5.1.4.3 of suitable audio quality to contribute to the debrief process and public relations material.

4.1.5.1.4.4 Neither the Department nor the Contractor shall use the electronic recording of intercom audio data in 4.1.5.1.4 above without permission of all persons on the recording.

		4.1.5.2 Data Playback

1924	1

1925	1	4.1.5.2.2 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of persons on the in-use Winch.				The visual or IR data recorded in the Aircraft should be available for use within 5 mins of the Aircraft landing.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1926	1	4.1.5.2.3 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of the surface track flown by the Aircraft and on the Aircraft during that flight to the Winch Operator’s sensor station.

Original copies of all media outputs of SAR Incidents shall be forwarded to the MCA’s Press and Publicity Department in a format and at times to be agreed with that Department

All other recorded outputs shall be managed and retained in a secure place by the Contractor for the period of the Contract and shall not be disposed of without the prior approval of the Department

Copies of all media outputs and incident data may be retained by the Service Provider for the purposes of training/debriefing and in the event of any investigations.

1927	1	4.1.5.2.4 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, the intercom audio data recordings.
		4.2 SAR Operations

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.2.1 Scramble

This is a ministerial endorsed requirement.

Threshold is today’s capability. For the objective, the Contractor will be required to evidence how this can be safely achieved e.g. ‘fast start’ system.

Today’s capability—MCA/MOD 2001 Coverage Report:

A SAR helicopter should be able to take off as quickly and safely as possible, normally 15mins by day and 45mins by night, from receiving notification of the incident by the Co-ordinating Authority.

1978	K	4.2.1.1 The Contractor must be able to respond rapidly with each On State Airborne System to a Tasking.
1244	K

4.2.1.2 The Aircraft shall allow the safe and rapid embarkation and/or disembarkation of the Aircraft’s occupants, whilst the Aircraft rotors are turning at flying speed, without the use of any external equipment which is not on or fixed to the Aircraft throughout Aircraft Operation.

4.2.2 Search

4.2.2.1 Visual Search

E.g. bubble windows, chin windows.

Examples of features which lead to an internal Aircraft environment conducive to effective searching include: ergonomic seats, comfortable clothes, rotatable seats, radios etc. positioned at search stations, climate control etc.

1790	1

4.2.2.1.1 The Aircraft must be configured to enable the combined Crew to have, without any electronic visual aids, an unrestricted:

4.2.2.1.1.1 360 degree view referenced to the Aircraft’s lateral axis; and

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.2.2.1.1.2 view from the edge of the rotor disk to directly beneath the Aircraft.

Objective could be met by greater automation of the flight of the aircraft e.g. automatic coupled search patterns.

2mlux is taken to be a near moonless clear night without cultural lighting.

Full NVG compatibility of the avionics suite would be a minimum pre-requisite to achieving this capability.

For the purposes of this requirement, an aided visual search might include the use of:

NVG

1938	1	4.2.2.1.2 The Airborne System must be ergonomically designed and equipped to assist each member of the Aircrew (other than the Handling Pilot) to conduct visual searches (without any electronic visual aids) for uninterrupted periods, each period comprising of no less than 20 minutes.
1792	K	4.2.2.1.3 The Avionics Suite must enable Aircrew to conduct aided visual searches in low light conditions down to 2 mlux.

848	K	4.2.2.1.4 The Aircrew must be able to view any enhanced (through amplified intensity) external low light images seen when conducting the aided visual searches in a monochrome display.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

Flares

External Lighting

This requirement could be met through the use of NVG.

Any aircraft internal displays used to meet this requirement e.g. avionics and FLIR, must be fully NVG compatible and not detract from the use of helmet mounted NVG.

		4.2.2.2 Sensor Search				Aligning sensors allows a contact which is detected on radar for example to be quickly viewed on the image displayed from the IR or low light sensors. Thus the operator could manually mark a point on the radar screen and low light sensor slews to “look” at this point or in this direction.
1794	K	4.2.2.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to manually select and automatically align any individual SAR Sensor to the output of any other SAR Sensor throughout the flight envelope of the SAR Sensors.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		4.2.2.2.2 Radar Search				Sufficient accuracy and resolution to “conduct an effective search” has too many variables to fully populate, and Contractor’s solutions will be assessed by SME
860	K

4.2.2.2.2.1 the determination of a Target’s position (such a Target being detected by radar) with sufficient accuracy and resolution to enable the Aircrew to conduct an effective search; and

4.2.2.2.2.2 to undertake Operations over water below safety altitude in IMC.

864	K	4.2.2.2.2.3 The Avionics Suite must be able to create a minimum 120 degree arc radar picture (being fixed at 60 degrees either side of the nose of the Aircraft) with a scanner tilt facility.

872	K	4.2.2.2.2.4 The Avionics Suite must be able to interrogate SARTs on a 9GHz frequency.

		4.2.2.2.3 IR Search				Contractor must provide coverage diagram. Coverage intended for below and around the Aircraft, although it is accepted that there may be some limitations owing to permanent external fixtures.
858	1	4.2.2.2.3.1 The Avionics Suite must provide unrestricted IR Sensor coverage of 360 degree in a lateral arc around the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
851	K

4.2.2.2.3.2 The Avionics Suite must be able to distinguish persons against their immediate environment (with reference to difference in emissivity) with sufficient accuracy and resolution to permit detection of a person or persons in the water at a slant range of at least 750 metres from the Aircraft and display this to the Rear Cabin

Threshold equals current capability as at interim contract.

“Sufficient accuracy and resolution to permit detection of a person or persons in the water at a slant range of at least 750m” has too many variables to fully populate, and Contractor’s solutions will be assessed by SME.

NB. There may be regulatory issues in displaying certain sensor data to handling pilots.

852	K	4.2.2.2.3.3 The Avionics Suite must enable the display of the relative bearing of a Target detected by the IR Sensor relative to the Aircraft on the IR Sensor image.

4.2.3 Locate

		4.2.3.1 Homing				For 4.2.3.1.1.9 this would usually be a visual or audio indication, or both; and may be provided in the form of information which needs to be (simply) interpreted by the pilot such as a direction indicator display that swings through 180 degrees.
1891	K	4.2.3.1.1 The Avionics Suite must be able to: 4.2.3.1.1.1 Home onto the source of any MF Distress Frequency (2182 KHz);

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1890	K	4.2.3.1.1.2 Home onto the source of any continuous UHF transmission;

882	K	4.2.3.1.1.3 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of at least 2 simultaneous UHF transmissions on a frequency of 243 MHz;

2015	K	4.2.3.1.1.4 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous 406 MHz beacon transmissions and embedded data including GPS positioning information;

1889	K	4.2.3.1.1.5 Home onto the source of any continuous Marine VHF Comms Band or AM Airband transmission;

880	K	4.2.3.1.1.6 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF AM transmissions on a frequency of 121.5 MHz;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2042	K	4.2.3.1.1.7 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF FM Marine Band transmissions on a frequency of 156.8 MHz (Marine Channel 16 – distress);

1987	K	4.2.3.1.1.8 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous training beacon transmissions on frequencies of 122.55 MHz and/or 245.1 MHz;

887	K	4.2.3.1.1.9 indicate to the Pilots in an easily and readily understandable format when the Aircraft is directly overhead the source of any transmission to which it is homing and the signal strength of the transmissions.

4.2.3.2 Beacon Audio Signals

889	K	4.2.3.2.1 The Avionics Suite must enable the Aircrew to receive audio signals, through the homer aerials, from rescue beacons transmitting on frequencies of 121.5 MHz, 243.0 MHz, 406 MHz, 122.55 MHz and 245.1 MHz and each member of the Aircrew must, at their own discretion, be able to increase and/or reduce the volume, including down to zero.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		4.2.3.3 Air Deployable Marking

Such as a floating transmitter.

Can help to provide real time Target drift information to SMC and facilitate gapped hand-overs.

Could be based on SONOBOUY technology.

Such as marking with smoke, fluorescent marker or floating strobe.

The use of a marker can also help in determining surface wind direction and strength.

1961	1

4.2.3.3.1 The Aircraft must be equipped with an air deployable device with an endurance of at least one hour that the Aircrew can use to mark a position by electronic means such that the position can be readily located again by any Airborne System.

1960	1	4.2.3.3.2 The Aircraft must be equipped with air deployable devices that the Aircrew can use to mark positions by visual means for a period of at least two minutes such that the position can be readily located again by the Airborne System by day and night.

		4.2.4 Rescue

		4.2.4.1 Winching Operations

		4.2.4.1.1 Normal Operations

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
2050	K	4.2.4.1.1.1 The Winch System must comply with all applicable European Aviation Safety Agency (EASA) and Civil Aviation Authority (CAA) regulations.				Contractor to take particular note of the requirement for cabin entry/stretcher handling.

1996	K	4.2.4.1.1.2 The Winch System must be sited such that the Winch Operator has an unrestricted view during Winching Operations of both the Target and any persons on the Winch. Pilots have an optimum view of the Target.

2014	K	4.2.4.1.1.3 The Winch System, through its configuration and equipment, must enable the Winch Operator to operate the Winch System whilst carrying out concurrent duties.

1997	K	4.2.4.1.1.4 The Winch System must, throughout Aircraft Operation, allow for free and unimpeded entry into and exit out of the Aircraft of a Stretcher and its occupants during Winch Operations, and in particular the Stretcher must have full and free movement about the vertical axis and/or not be pitched more than 30 degrees about the lateral axis.

1806	K	4.2.4.1.1.5 The Winch System must, throughout Aircraft Operation, be independently controllable from the Winch Operator’s normal station and the Aircraft Commander’s seat during Winch Operations in the Aircraft and the Co-Pilot’s seat in the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
913	K

4.2.4.1.1.6 The Winch System must, throughout Aircraft Operation:

4.2.4.1.1.6.1 have a Winch Cable length of at least 290 feet and have no restrictions on the minimum Winch Cable length for Winching Operations;

2016	K	4.2.4.1.1.6.2 be able to winch continuously without the need to pause between Winch Cycles;

2017	K	4.2.4.1.1.6.3 be able to undertake Winching Operations without any restrictions due to Fleet Angle.

915	K	4.2.4.1.1.6.4 be able to, in a single Winching Operation, lift any weight up to and including 600 lbs;

1992	K	4.2.4.1.1.6.5 be able to winch a 400 lb load at any speed in excess of 250 feet per minute with variable speed control, fully proportional to displacement of the control for the Winch by the Winch Operator;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1804	K	4.2.4.1.1.6.6 be able to winch precisely and safely (including by means of a precision winching facility and safety clutch) without causing injury due to sudden take up of the load on the Winch; and

922	K	4.2.4.1.1.6.7 be able to respond to commands from the Winch Operator with no detectable time delay between the Winch Operator displacing of the control for the Winch and the Winch correctly responding.

		4.2.4.1.2 Abnormal Operations				A single operation would involve the lifting of a ‘switch guard’ or equivalent.
929	K	4.2.4.1.2.1 The Winch System must have a secondary winch facility and such system shall have performance equal to the primary Winch System and allow inter-Winch transfers from either Winch System to the other Winch System whilst under load.

916	K	4.2.4.1.2.2 The Winch System must, throughout Aircraft Operation, enable the Winch Operator and the Pilots to each, acting independently, be able to instantaneously and in a single operation sever the in-use Winch Cable (being either the primary or secondary Winch Cable, as the case may be) provided always that the primary or secondary Winch Cables cannot be severed inadvertently without either Pilot releasing the flight controls.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1995	K	4.2.4.1.2.3 The Winch System must, throughout Aircraft Operation, be capable of Winching Operations in the event of a failure of any or all systems on the Aircraft (other than those directly associated with the Winch System).

		4.2.4.2 Casualties/Survivors				Could be met through ramp access/egress
1802	K	4.2.4.2.1 The Airborne System must allow Casualties and Survivors to freely embark on and disembark from the Airborne System when on the ground without any adverse affect to their physical condition.

4.2.4.2.2 Numbers

		4.2.4.2.2.1 Larger Minimum Rescue Capacity				Bidders to declare the range of the aircraft achievable with their selected aircraft within 120 minutes of take off and provide all assumptions used in the calculation supported by OEM evidence (i.e. Rotor Flight Manual)
2071	K	4.2.4.2.2.1 [For Lot 1] The Contractor must, throughout Aircraft Operation be able to rescue up to 8 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area within 120 minutes of take off in Still Air Conditions.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		4.2.4.2.2.2 Smaller Minimum Rescue Capacity				Bidders to declare the range of the aircraft achievable with their selected aircraft within 120 minutes of take off and provide all assumptions used in the calculation supported by OEM evidence (i.e. Rotor Flight Manual)
2072	K	4.2.4.2.2.2.1 [For Lot 2] The Contractor must, throughout Aircraft Operation be able to rescue up to 4 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area.

4.2.4.2.3 Anthropometrics

Consider door size, stretcher size and loading, winch loading.

300lb equals standard aviation calculation for adult plus 50%.

May require the use of specialist rescue equipment should routine equipment not be safe/suitable for babies and children.

933	K	4.2.4.2.3.1 The Airborne System must, throughout Aircraft Operation, be able to rescue an adult weighing 300lbs.
934	K	4.2.4.2.3.2 The Airborne System must, throughout Aircraft Operation, be able to rescue babies and children.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		4.2.4.2.4 Casualty Incapacity				Some specialist equipment available. E.g. scoop stretcher
948	K	4.2.4.2.4.1 The Airborne System must, throughout Aircraft Operation, be able to rescue immobile and/or unconscious Casualties who are incapable of self-help.

		4.2.4.3 Recovery				For the purposes of this requirement, a body may not be complete, and may represent a health hazard to the aircrew.
1965	K	4.2.4.3.1 The Airborne System must be capable of recovering up to 4 human bodies.

4.2.5 Incident Location

950	K	4.2.5.1 The Airborne System must, throughout Aircraft Operation, provide the Winchman with specialist equipment to rescue Casualties and/or Survivors from entangled situations.				This will require specialist equipment (such a J knife) and Winchman training.

1963	K	4.2.5.2 The Airborne System must, throughout Aircraft Operation, be able to rescue Casualties and/or Survivors whilst the Aircraft is Operating in proximity to obstructions down to 10 feet MSC.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.2.6 Medical

4.2.6.1 Medical treatment

1798	K

4.2.6.1.1 The Medical Capability must, throughout Aircraft Operation, be able to concurrently deliver, through separate Rearcrew, NHS Paramedic and NHS EMT medical care on each Airborne System:

4.2.6.1.1.1 from first contact with the Casualty at the scene of an incident outside of the Aircraft;

4.2.6.1.1.2 within the Aircraft; and

4.2.6.1.1.3 after shutdown of the Aircraft,

until handover of the Casualty to a person suitably qualified and experienced in medical care to accept responsibility for the Casualty at the end of the Operation.

Note: exemption available to the NHS Paramedic element of this requirement where this standard of medical care will be deemed to be met by the Contractor utilising EMT qualified Rearcrew who are undergoing Health Professionals Council recognised training towards full NHS Paramedic qualification.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1964	K	4.2.6.1.2 The Aircraft must be able to transport either one Critical Care Patient or one incubator, together with any associated equipment required to support the Critical Care Patient or the incubator and a medical team of 3 persons.				4.2.6.1.2 is to provide transport only.

1234	K

4.2.6.1.3 The Aircraft must, throughout Aircraft Operation, have appropriate:

4.2.6.1.3.1 lighting;

4.2.6.1.3.2 power supplies for all onboard medical equipment;

4.2.6.1.3.3 one British Standard 240 Volt AC, 50 Hz, 13 Amp, 3 pin socket;

4.2.6.1.3.4 oxygen supplies;

4.2.6.1.3.5 heating;

4.2.6.1.3.6 sterile environment; and

4.2.6.1.3.7 accessibility to the Patient,

to enable medically trained persons to provide pre-hospital medical care within the Aircraft throughout Aircraft Operation.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.2.6.2 Medical Equipment

1232	K

4.2.6.2.1 The Medical Capability must, throughout Aircraft Operation, provide appropriate and sufficient medical supplies and equipment on board each Aircraft to enable medically trained personnel to concurrently treat and monitor 4 Casualties.

The carriage, handling and storage of medical supplies (including drugs) must conform to applicable legislation, including:

Misuse of Drugs Act 1971

Misuse of Drugs (Safe Custody) Regulations 1973 (S.I. 1973/798) (as amended)

1801	K

4.2.6.2.2 The Aircraft must, throughout Aircraft Operation, enable the Rearcrew to easily access, readily, and safely deploy, and retrieve any of the medical equipment that may be required to support the treatment by the Rearcrew of a Casualty outside of the Aircraft. Such medical equipment shall have secure and crashworthy stowage within the Aircraft and (where appropriate) have an independent power source available for use by the Rearcrew.

1233	K	4.2.6.2.3 The Contractor must for all of the medical supplies (including drugs) and equipment that are required to be carried on the Aircraft, record, stow and transport these in accordance with any applicable legal and manufacturers’ requirements.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
4.2.7 Transport
1203	K	4.2.7.1 All On State Airborne Systems must be capable of deploying from and retrieving to the Aircraft an MRT Standard Load in a single trip and from the air or on the ground.

5. OPERATE

		5.1 Livery/Visibility				Livery and Marking to be proposed by the contractor and agreed by the Department. VFM proposals which contain the contractors logo will be considered by the Department.
1166	K	5.1.1 All Aircraft shall be immediately recognisable as a SAR Aircraft and be in the standard MCA white/red livery.
1758	K 1

All Aircraft must have a conspicuous and highly visible external finish that, at all times, assists persons in readily seeing and identifying the Aircraft from both in the air and on the ground.

The Aircraft shall have no visual indication of aircraft ownership.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
5.2 Avoid Collision

502	K

5.2.1  The Avionics Suite must, throughout Aircraft Operation, enable the Handling Pilot to automatically receive clear and readily interpretable warnings of any approaches to terrain or other obstacles whilst being able to continuously look out of the Cockpit.

503	K

5.2.2  The Avionics Suite must, throughout Aircraft Operation, automatically provide the Pilots with immediate, clear and readily interpretable warnings of any potential air traffic conflicts to at least a TCAS I.

5.3 One Engine Inoperative

The Aircraft should be able to remain safely in the hover long enough to complete the task that was being carried out at the time of failure, for example winching a person on board.

It is recognized that many Aircraft do not possess this capability in full.

1623	1	5.3.1 The Aircraft must, throughout Aircraft Operation, be able to remain airborne and be able to safely fly away or remain in the Hover following a single engine failure where:
5.3.1.1 the Aircraft is at the Standard SAR Operating Weight; 5.3.1.2 there is 10 knots of wind;

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

5.3.1.3 the Aircraft has at least 90 minutes of fuel remaining;

5.3.1.4 it is International Standard Atmosphere;

5.3.1.5 the Aircraft is at 500ft PA; and

5.3.1.6 the Aircraft is Operating OGE at a height of 50ft agl/asl.

Should the proposed platform have poor single engine performance, it is expected that this would be offset with performance improving facilities such as fuel jettison.

5.4 Low Light Operations

5.4.1 General Illumination

Currently achieved with external lights and NVG.

Should NVGs be a Contractor solution to low light operations, then all internal illumination will be required to be NVG compatible and all external illumination should minimise disruption to the NVG picture. Non-NVG mandatory light sources such as navigation lights should be dimmable.

The use of blackout or light-tight barrier to prevent disruption to the Operating crew (in particular the Pilots) may be a suitable solution.

1810	K	5.4.1.1 The Lighting System must provide sufficient illumination to carry out Operations in low external light levels down to 2mlux.
1157	K

5.4.1.2 The Lighting System must not adversely affect the ability of any member of the Aircrew to Operate and in particular not restrict flying Operations and the ability to provide NHS Paramedic standard of care.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
5.4.2 External Illumination

5.4.2.1 May be achieved through the use of tip path lights and tail illumination lights.

5.4.2.2 Currently achieved with an external light that is attached to the airframe/winch and that can be pointed in a selected direction and then fixed.

5.4.2.3 Currently achieved with Hover floodlights/scene illumination lights.

5.4.2.4 Currently achieved by manoeuvrable spotlights providing hover references, usually in the 12 o’clock and 2 o’clock positions. These lights provide a strong beam of light.

1151	K

5.4.2.1 The Lighting System must, throughout Aircraft Operation, provide an easily interpretable reference to the Aircrew of the positions of the rotor and the tail rotor tips relative to any obstructions to enable the Hover to be maintained with sufficient clearance between the Aircraft and any obstacles.

1155	K

5.4.2.2 The Lighting System must, throughout Winching Operations, provide a light source (and an independent immediately available back-up light source) that is:

5.4.2.2.1 fully controllable and steerable by the Winch Operator;

5.4.2.2.2 stowable; and

5.4.2.2.3 capable of use by the Winch Operator to illuminate the specific winching area during Winching Operations

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1152	K

5.4.2.3 The Lighting System must, throughout Aircraft Operation, include a light source that provides:

5.4.2.3.1 360 degree coverage beneath the Aircraft; and

5.4.2.3.2 sufficient illumination to provide visual references for the Aircrew to manoeuvre the Aircraft and to assist in the location and winching phases of Operations

5.4.2.5 Currently achieved with Dragon Lights and Winchman’s headtorch
1998	K

5.4.2.4 The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.2.4.1 is fully steerable by either of the Pilots without the need to release flying controls;

5.4.2.4.2 is retractable; and

5.4.2.4.3 can be used to provide additional illumination to the specific area of an incident of sufficient brightness to illuminate objects which might endanger safe operation of the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1159	1

5.4.2.5 The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.2.5.1 is deployable outside of the Aircraft;

5.4.2.5.2 has an independent power supply;

5.4.2.5.3 can be operated on a hands free basis; and

5.4.2.5.4 is sufficient to enable the appropriate NHS Paramedic standard of care to be administered.

1158		5.4.3 Internal Illumination				Facilities in the cockpit and cabin, e.g. ‘Wander lights’. Illumination is still required when Aircraft engines are not running.
1161	K

5.4.3.1 The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.3.1.1 is available at each of the Aircrew’s seats on the Aircraft and can be controlled independently by the relevant Aircrew member at that seat; and

5.4.3.1.2 provides illumination of sufficient quality to enable reading and map interpretation.

5.4.3.1.3 is fully NVG compatible.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1160	K

5.4.3.2 The Lighting System must, throughout Aircraft Operation, include light sources in the Aircraft’s internal cabin that:

5.4.3.2.1 are capable of having their intensity controlled by the Rearcrew; and

5.4.3.2.2 can provide sufficient illumination for administering appropriate NHS Paramedic standard of care.

5.4.3.2.3 are capable of being operated in an NVG compatible mode.

		5.4.4 Safety and Emergency Illumination				The contractor must provide specific aircraft details on the system/s that will meet these requirements.
1097	K	5.4.4.1 The Lighting System must, throughout Aircraft Operation, provide a light source that, in the event of a failure of the electrical system(s) in the Aircraft, provides immediate safety and emergency lighting.

1163	K	5.4.4.2 The Lighting System shall provide a back-up light source that, in the event of a failure of the normal electrical system(s) of the Aircraft, provides sufficient illumination to ensure the continued treatment and monitoring of Casualties.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		5.5 Decontamination				Contaminants include petrol, oil, lubricants as well as organic matter from casualties. Does not include nuclear contaminant.
1951	K

5.5.1    The Contractor shall provide decontamination facilities for the Aircrew and Ground Crew at each Base to remove all external Health Hazards that have come into contact with clothing and body in the course of performing their duties, without the risk of cross contamination.

1952	K	5.5.2 The Contractor shall provide decontamination facilities at each Base to remove all Health Hazards from the Aircraft, without the risk of cross contamination.
5.6 Environmental Hazards
5.6.1 Meteorological/Natural

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
5.6.1.1 Reduced Visibility

Examples of this capability might include:

The ability to ensure self-separation from surface contacts and terrain.

The ability to ensure a safe escape route away from obstructions in event of an Aircraft emergency.

The operation of the Aircraft not being impaired by excessive operator workload.

1813	K	5.6.1.1.1 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water: 5.6.1.1.1.1 below safety altitude; and 5.6.1.1.1.2 in lateral and vertical visibility down to 50 feet.

5.6.1.2 Weather Display

869	K

5.6.1.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the viewing of the real time location of adverse weather. This view shall:

5.6.1.2.1.1 be displayed in standard ICAO processed colour to represent the intensity of weather;

5.6.1.2.1.2 be visible to both Pilots (from their respective seats in the Aircraft) and on the Rear Cabin display;

5.6.1.2.1.3 be selectable by the Sensor Operator.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		5.6.1.3 Climate Categories				The contractor is to provide evidence that supports their compliance to this requirement
1742		5.6.1.3.1 The Airborne System must at all time be able to Operate in the following climatic conditions C0 and M2.
		5.6.1.4 Temperature				The contractor is to provide the aircraft technical and limitations data to demonstrate that they comply with these requirements.
1666	1

5.6.1.4.1 The Aircraft must, without any additional protection measures and after having being subjected to an external temperature of down to minus 26 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-warming or component replacement.

1668	1	5.6.1.4.2 The Aircraft must, without any additional protection measures and after having been subjected to an external temperature of up to 40 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-cooling or component replacement.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
		5.6.1.5 Wind				The contractor is to provide the aircraft technical and limitations data to demonstrate that they comply with these requirements.
1670	1	5.6.1.5.1 The Aircraft must be able to Hover: 5.6.1.5.1.1 into wind without limitation; 5.6.1.5.1.2 downwind in winds of no less than 18 knots; and 5.6.1.5.1.3 in cross-winds of no less than 30 knots.

1672	K	5.6.1.5.2 Each On State Airborne System must carry sufficient equipment to enable the Aircrew to immobilise the main and tail rotors.
1939	K	5.6.1.5.3 The Contractor must ensure that all Bases are able to continue to support Operations in wind speeds of at least up to and including the Into Wind Starting Limitations of the Aircraft.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1676	K

5.6.1.5.4 The Aircraft must be able to engage and shutdown rotors in winds at a steady speed or with maximum gusts of no less than:

5.6.1.5.4.1 45 knots from a direction 45 degrees either side of the Aircraft nose;

5.6.1.5.4.2 30 knots from a direction between 45 degrees and 135 degrees either side of the Aircraft nose; and

5.6.1.5.4.3 18 knots from the remaining sectors of the Aircraft not detailed in 5.6.1.5.4.1 and 5.6.1.5.4.2 above.

		5.6.1.6 Lightning				The contractor is to provide evidence that supports their compliance to this requirement.
1678	1

5.6.1.6.1 In the event of a lightning strike:

5.6.1.6.1.1 the Aircraft must maintain sufficient structural integrity to be able to Land As Soon As Possible; and

5.6.1.6.1.2 the Avionics Suite must be protected from any damage due to a power surge.

		5.6.1.7 Precipitation				The contractor is to provide evidence that supports their compliance to this requirement
1681	1	5.6.1.7.1 The Aircraft and Avionics Suite must be able to Operate (without restriction) in rainfall rates of up to 200mm per hour.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1815	1	5.6.1.7.2 The Aircraft and Avionics Suite must be able to resist Hail Stones, retaining sufficient structural integrity to Land As Soon As Possible.
		5.6.1.8 Snow and Ice				The contractor is to provide evidence that supports their compliance to these requirements
1683	1	5.6.1.8.1 The Aircraft and Avionics Suite must, in snow, continue unrestricted Operations for at least 1 hour.
1816	1

5.6.1.8.2 The Contractor must, in the event of Airframe Icing Conditions, continue to support Operations (without restriction) anywhere throughout the Threshold SAR Operating Area for all Lots and within 120 minutes of take off in Still Air Conditions for Lot One.

1817	1	5.6.1.8.3 The Aircraft must, in the event of Engine Icing Conditions, continue Operations without restriction.
1690	K	5.6.1.8.4 The Aircraft and/or Avionics Suite must provide, in an easily interpretable and readily understandable format, a warning to the Pilots of the presence of Airframe Icing Conditions and Engine Icing Conditions.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
5.6.1.9 Turbulence

The contractor is to provide
evidence that supports their
compliance to these
requirements

The associated intensity is
given in DEF STAN 00-970,
Part 7/2, Section 6, Leaflet
600/4. See SRD Part 4.

For the purposes of this
requirement ‘Land As Soon
As Possible’ means a safe
and unhurried landing at the
nearest suitable site—this
does not include ditching or
being forced to land in an
area that will cause damage
to the airframe.

1698	K

5.6.1.9.1 The Aircraft must, in the event of Extreme Turbulence, maintain sufficient structural integrity to either continue flight or depart from the area of Extreme Turbulence or Land As Soon As Possible.

1699	K	5.6.1.9.2 The Aircraft and Avionics Suite must resist Severe Turbulence, and continue Operations after such an encounter.

		5.6.2 Physical 5.6.2.1 Impact Damage				Contractor to provide evidence of the rotor blade integrity to the satisfaction of SMEs.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1711	1	5.6.2.1.1 The Aircraft must, after the occurrence of a rotor tip strike, maintain sufficient structural integrity in order to Land As Soon As Possible.

E.g. Wire cutters and impact protection for vulnerable areas such as throttles.

For the purposes of this requirement, a wire is assumed to have the following characteristics:

steel

7 strand

3/8 inch diameter

11,500 lbs tensile strength.

Contractor to provide evidence of salt accretion rate/total amount versus power available to the satisfaction of SMEs.

Department recognises that potential power reduction may be more critical to certain Aircraft types than others.

1712	1	5.6.2.1.2 The Aircraft must, after the occurrence of a Wire Strike, maintain sufficient structural integrity to Land As Soon As Possible.
		5.6.2.2 Salt Water Exposure
1823	K	5.6.2.2.1 The Aircraft must minimise loss of performance during flight due to salt accretion in the Aircraft’s engines and must mitigate the effect of any such salt accretion after flight.
1988	K	5.6.2.2.2 The functionality of the SAR Role Equipment utilised by the Rearcrew during Operations must not be adversely affected by any exposure to salt water.
		5.6.2.3 Foreign Object Damage
1820	K	5.6.2.3.1 The Aircraft engines shall be protected from ingestion of Foreign Objects in order to continue Operations.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

6. SERVICE OBLIGATIONS

		6.1 Regulation of the Service				Bidders are to provide detail of the proposed air operators certificate and how it will be obtained or provide a copy of an existing SAR air operators certificate, if already held, give details of how it will be amended to reflect UK SAR-H operations.
1985	K

6.1.1    The Contractor must ensure that for Civil Registered Aircraft, they provide and maintain a bespoke SAR air operators certificate from the appropriate regulatory authority to permit live training and Operations.

6.2 Training Plan
2044	K

6.2.1    The Contractor must provide and maintain a Training Plan, in accordance with response requirements in Schedule 2.3 (Aircrew Training), to meet all the training requirements set out in the Contract; and

6.2.1.1 enables Aircrew to obtain full functionality from each System.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
6.3 Reporting

This information should be provided through a web based application. Prior to service commencement the exact format is to be agreed with the Department

Details of the Enforcement Branch reporting is contained within the MCA Helicopter SOPs.

Post Training Sortie Reports should contain the following:

take off and landing times and

an outline of the training that was conducted

1958	K

6.3.1    The Contractor shall collect metrics and deliver reports to the Department on the provision of SAR through the MIS consisting of at least:

6.3.1.1 Post-SAR Sortie Reports;

6.3.1.2 Flying Hour Returns correlated against HUMS;

6.3.1.3 Enforcement Branch Reports;

6.3.1.4 Training Records;

6.3.1.5 Liaison Reports;

6.3.1.6 Medical Training Records;

6.3.1.7 Flying Accident Incident Reports;

6.3.1.8 Non-Flying Accidents Incident Reports; and

6.3.1.9 other Key Performance Indicator (KPI) Reports

		6.4 Crash Response Plan				Demonstration of inclusion in a larger airfield crash plan can be accepted in lieu of this requirement.
1050	K	6.4.1 The Contractor must maintain at each Base a Crash Response Plan that meets all applicable Law.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
The Crash Response Plan should be integrated with Base Emergency Response plans. Applicable legislation may include (but is not limited to): EASA regulations

6.5 Provide Equipment

The contractor is to provide the specifications and numbers of dinghies that will be carried on each aircraft.

175 gals per minute equals flow rate of current MCA rescue pump.

Rescue pump may be loaded in reaction to tasking and not routinely carried.

911	K

6.5.1    The Contractor must provide, on each On State Airborne System:

6.5.1.1 a dingy or dinghies individually capable of taking at least five adults; and

6.5.1.2 sufficient life saving jackets each suitable for an adult, to meet the maximum capacity of the dinghy carried and;

which are readily deployable from the Aircraft by the Crew or passengers.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1808	1

6.5.2    The Contractor must have available at each Base a pump which:

6.5.2.1 can be stowed on the Aircraft;

6.5.2.2 is diesel powered;

6.5.2.3 has a capacity of at least 175 gallons per minute; and

6.5.2.4 can be winched,

to assist in keeping Vessels afloat.

1770	K	6.5.3 The Contractor must provide all SAR Role Equipment on each On State Airborne System; this equipment must be capable of being raised and lowered on the Winch.

		6.6 Safety, Health, Environment and Fire				The Contractor must demonstrate and provide evidence of full compliance with all current legislation relating to these requirements
6.6.1 Safety/Security
1094	K	6.6.1.1 The Contractor must provide and maintain all necessary safety equipment on each Airborne System and at each Base that is required to meet all applicable Law.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1139	K	6.6.1.2 The Contractor must respond to and report all non flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

1140	K	6.6.1.3 The Contractor must respond to and report all flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

6.6.2 Noise

1129	K	6.6.2.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to noise exposure.

6.6.3 Vibration

1825	K	6.6.3.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to vibration.

6.6.4 Crashworthiness

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks
1955	K

6.6.4.1 The Aircraft must contain:

6.6.4.1.1 crashworthy seats for all occupants, with seatbelts;

6.6.4.1.2 harnesses which permit at least two persons to move freely around the Rear Cabin whilst remaining secure,

all of which must comply with all applicable Law.

6.7 Presentational Standard
2005	K	6.7.1 The Contractor must ensure that all aspects of the Service that are in public view are clean and maintained to a high presentational standard.

		6.8 Clinical Governance				The Clinical Director is responsible for medical policy and standards
1229	K

The Contractor must provide and comply with a policy for medical clinical governance in accordance with Healthcare Commission instructions.

The Contractor shall arrange for a suitably experienced doctor to act as clinical director for the Contract.

		6.9 Infrastructure				.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

2074	K	6.9.1 The Contractor shall provide the proposed infrastructure arrangements for each base in accordance with response requirements in Schedule 2.4 (Infrastructure Requirements).

6.10 Transition

2073	K	6.10.1 The Contractor shall provide a Transition Plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

6.11 Acceptance

2075	K	6.11.1 The Contractor shall provide an Acceptance plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

6.12 Aviation Safety Management Plan

2076	K	6.12.1 The Contractor shall provide an aviation safety Management Plan in accordance with response requirements in Schedule 2.6

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach	Remarks

(Aviation Safety Management Plan Requirements).

UK Search & Rescue Helicopter Service

Schedule 2.3 – Aircrew Training

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23827778.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	20953877.4

2.2	15.03.13	Proposed Final Version	DFT	23827778.1

4.0	26.03.13	Execution Version	DFT	23827778.2

Contents

Heading		Page
1.	Introduction	4

2.	Aircrew Training Plan Requirements	4

1.	Introduction

This Schedule 2.3 (Aircrew Training) describes the Department’s requirements for the Aircrew Training Plan, which will form part of the Contractor’s Solution.

2.	Aircrew Training Plan Requirements

The Contractor’s Solution must contain an Aircrew Training Plan which should detail all of the following points, although the list is not exhaustive:

(a)	Personnel strategy:

(i)	recruiting strategy;

(ii)	retention strategy;

(iii)	continual development and training;

(iv)	planning assumptions regarding numbers of aircrew the Contractor expects to recruit from the current military SAR service;

(v)	schedule for recruitment and training activities leading up to the Operational Delivery Date at each base;

(vi)	measures the Contractor will introduce for recruiting staff from the military SAR service to minimise the impact on the current capability (i.e. to prevent all staff leaving for employment with the Contractor immediately after contract signature) including their process for engaging with the military manning agencies leading up to and during the transition to the new Service.

(b)	Training strategy:

(i)	training implementation;

(ii)	sustainment of training;

(iii)	balance between initial, on-job-training and continuation training;

(iv)	balance between synthetic and live training;

(v)	assessment and standardisation; and

(vi)	key risks in the training strategy and an assessment of the overall level of risk;

(c)	Initial training:

(i)	instructor student ratios;

(ii)	experience criteria for instructor posts;

(iii)	construct of training team;

(iv)	assessment and standardisation;

(v)	balance between ‘training unit’ and ‘operational unit’ training;

(vi)	flexibility to accommodate students with a broad range of skills;

(vii)	availability of aircraft, and role equipment;

(viii)	hours identified for initial training; and

(ix)	flying hours identified for initial training;

(d)	Continuation training:

(i)	hours identified for continuation training;

(ii)	flying hours identified for continuation training;

(iii)	provision of training and associated equipment;

(iv)	continuation of medical training; and

(v)	continual improvement;

(e)	Assessment and standardisation:

(i)	regulation and independent assessment;

(ii)	interface with the Authority;

(iii)	input standard assessment;

(iv)	output standard assessment; and

(v)	a high level personnel and training programme showing key dependencies during the transition period, as a sub-element of the Transition Plan.

UK Search & Rescue Helicopter Service

Schedule 2.4 – Infrastructure Requirements

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822049.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	20954534.7

2.2	15.03.13	Proposed Final Version	DFT	23822049.1

4.0	26.03.13	Execution Version	DFT	23822049.2

		Redacted Version

1.	Introduction

1.1	The Contractor must provide the infrastructure information requested in this Schedule 2.4 (Infrastructure Requirements) for all Bases from which the Contractor provide the Services (including any permanent training facility to be used either primarily or solely for training).

1.2	The Contractor does not need to supply the same level of information on locations or sites which are merely ancillary to the delivery of the service (e.g. a corporate headquarters or a spares and maintenance depot or an OEMs training facility), although the Contractor must provide sufficient evidence to satisfy the Department that the infrastructure at such locations is suitable to support the Service.

2.	Remote Refuelling Sites

2.1	The Contractor must supply information on the infrastructure required at any remote refuelling site that it intends to use as part of Service delivery. This information should include, but is not limited to:

(a)	lease arrangements;

(b)	equipment provision;

(c)	logistics of maintaining supplies of fuel at any sites for which the Contractor is solely responsible;

(d)	safety and security of the equipment and site; and

(e)	any other information that Contractor feels will assist the Department.

3.	Lee-on-Solent

3.1	The Contractor is required to use Lee-on-Solent as part of their infrastructure Solution for Lot 2 and Lot 3.

3.2	At Lee-on-Solent the Contractor shall be responsible for the supply and maintenance of the facilities. The Contractor must provide all technical furniture and equipment, racking and storage facilities required for the Services plus any additionally required office furniture. The MCA will retain on site some non-operational non-fixed assets for use by the Contractor: these assets are provided without warranty. Details of the assets have been provided to the Contractor on the Data Site.

3.3	The Contractor shall not carry out any works or alterations to the Premises without the prior written authority of the Department. The Contractor shall ensure that all works on the Premises are planned and executed in accordance with the appropriate planning legislation and in support of DfT/MCA policies.

3.4	The Contractor and the Department shall enter into a formal occupation agreement (a commercial lease) in respect of those Premises owned or leased by the Department. As part of the agreement a photographic schedule of condition will need to be carried out and appended to the lease.

3.5	The Contractor is required to put and keep the Premises leased to it by the Department in good and substantial repair and condition.

4.	Infrastructure Requirements

4.1	The Contractor must provide sufficient information to provide clarity and confidence in all infrastructure proposed for operating the Services at each Base irrespective of the extent of works proposed and/or whether the solution is based upon the use of existing buildings or new build.

4.2	The Contractor must provide sufficient evidence of interaction with third parties, where appropriate, that satisfies the Department that the Contractor’s Solution in respect of infrastructure is sufficiently mature. Such evidence could include, but is not limited to:

(a)	draft heads of terms;

(b)	letters of comfort; and

(c)	correspondence with local planning authorities.

4.3	The Contractor’s Solution should consist of a generic brief and base specific proposals as detailed below.

4.4	The Contractor’s Solution must be to a standard equivalent to RIBA Stage D, specifically:

(a)	development of concept design to include structural and building services systems, updated outline specifications and cost plan; and

(b)	completion of project brief.

4.5	The Contractor’s Solution for infrastructure must demonstrate that the Contractor has established a comprehensive and appropriately skilled design team within the Contractor’s supply chain, and provide evidence of this and the management and championing of design within their infrastructure proposals.

4.6	The Contractor’s Solution for infrastructure must include details for each Base during the Operational Delivery Phase.

5.	Generic Brief

5.1	The Contractor’s Solution must include a generic brief for infrastructure setting out the following:

5.1.1	A design vision for delivering infrastructure facilities for the Services;

5.1.2	A design approach demonstrating how the Contractor will consistently meet the Requirements across all Bases;

5.1.3	User requirements analysis identifying key functions and activities required at each Base;

5.1.4	Schedule of accommodation;

5.1.5	A translation of user requirement analysis into area schedule:

(a)	This should identify net areas of all key rooms and spaces with unique reference number, together with an area addition to factor net spaces to gross internal area, inclusive of all circulation, internal partitions, plant and other facilities;

5.1.6	Functional relationship diagrams (qualitative interpretation), including:

(a)	a set of appropriate diagrams (annotated as required) to illustrate the functional interrelationship of all key spaces. This should clearly demonstrate:

(i)	key adjacencies and linkages;

(ii)	key separations and barriers; and

(iii)	different functional zones: operation, servicing, hangar, administration, welfare, rest rooms, sleeping areas etc.

5.1.7	Area data sheets

(a)	A room data sheet should be provided for each key area setting out required design parameters, finishes, equipment and environmental quality. This should be in standard tabular format, and consist of:

(i)	area description: functionality, performance, adjacency;

(ii)	key finishes: floor, walls, ceiling (generic types only);

(iii)	environmental specification: daylight, lighting level, heating and ventilation, internal noise level etc; and

(iv)	fixture furniture and equipment: schedule of key components.

5.1.8	Design statements

(a)	Generic design statements on approach to: architecture; structural design; building services design; and communications systems.

(b)	These statements are required to emphasise approach to sustainability and innovation.

5.1.9	The Contractor must detail how it will comply with all necessary legislation and other regulatory frameworks as appropriate, including, but not limited to:

(a)	EASA part 145 / part 147 / part M;

(b)	storage of hazardous or explosive materials;

(c)	Equality Act 2010;

(d)	any relevant health and safety legislation;

(e)	any relevant environmental legislation; and

(f)	where relevant, MoD JSPs or other requirements.

5.1.10	Programme

(a)	A high-level programme to show sequential implementation of infrastructure proposals across the Bases for the Services.

5.1.11	Transition strategy

(a)	The Contractor must explain their overall strategy for infrastructure transition up to the Operational Delivery Date for each Base.

5.1.12	Sustainable development

(a)	The Contractor must demonstrate that it has, and applies, sustainable development policies (including environmental management systems “EMS”) which, as a minimum, deliver compliance with all applicable environment laws and regulations.

(b)	The Contractor must demonstrate that it has an understanding of the wider policies and commitments on sustainable development issues applied by, and to, the Department and to demonstrate consistency with those policies and commitments.

6.	Base Specific Proposals

6.1	For each Base the Contractor must clearly set out the infrastructure for that Base. Each of these base specific proposals should contain the following:

6.1.1	Lease Plan

(a)	Annotated A3 plan at consistent scale, setting out the proposed leasing or other arrangements of all components of the infrastructure solution. The plan should use a standard colour key as set out below:

(i)	land and buildings, which the Contractor will use and maintain exclusively under lease (edged in red);

(ii)	land and buildings, which the Contractor will use for occasional use (edged in dark blue);

(iii)	land for which the Contractor will have a permanent right of access (shared use) (shaded yellow).

6.1.2	Site Plan

A 1:500 scale site plan (with inset location plan if required) annotated and colour coded to identify all functional zones, activities and relationships, cross referenced to the generic brief, as appropriate. The site plan should be an ‘aerial view’ to show roof layouts.

6.1.3	Annotated Transition Plan(s)

A duplicate version of the site plan (1:500) to identify the transition process and particularly the requirement/location of any temporary accommodation or other infrastructure on Bases where the facilities will be shared:

6.1.4	Floor Plans 1:200

(a)	Plans of each level (excluding roof) clearly showing the function and arrangement of each space. Plans should be cross referenced by number reference and/or colour code – to schedule of accommodation within generic brief.

(b)	Where the Contractor’s Solution includes substantial retention and re-use of existing buildings, additional information and clarity will be required, as follows, irrespective of the level of change or capital works proposed:

(i)	additional annotation or diagram to illustrate the efficient use/functional organisation of existing buildings to meet target space and arrangement as per generic brief (schedule and bubble diagrams); and

(ii)	additional works information indicating (before and after) conversion/refurbishment works, such as:

(A)	existing structure fabric or components;

(B)	demolished/removed elements; and

(C)	new elements.

6.1.5	Sections 1:200

Minimum of two “intersecting” sections for each main building (e.g. hangar, ops building). These should be annotated to illustrate operational aspects and particularly, the approach to structural/building services integration/zones etc.

6.1.6	Elevations 1:200

Minimum two per main building.

6.1.7	Other Detail

Additional drawings to illustrate particular aspects of the Contractor’s Solution at an appropriate scale. These may include 3D models, photographs or other relevant images. Enlarged plans or sections should be provided to demonstrate internal layouts of rooms where the Contractor feels that this would be beneficial to the Department’s understanding of the solution.

6.1.8	Comparative Schedule of Accommodation

Schedule of actual areas compared to target areas as set within the generic brief. Actual areas and totals should be set side by side with target areas.

6.1.9	Design Statements

Series of narratives with specific reference to the basing proposal at each location, setting out:

(a)	leasing arrangements, the extent of the leased area should be indicated as detailed above, and the contents (including landing rights, service dependencies and lease type) must be clearly explained. The Contractor must provide evidence of engagement with land owners that stratifies the Department that the proposal is sufficiently mature;

(b)	details of the necessary planning approvals/consents (including where the proposal falls within permitted development rights), construction consents for the facility (including where the current bite is an MOD site, an MOD siting board approval), and where they believe that an Environmental Impact Assessment is required, that they understand to be necessary. The Contractor must also demonstrate how it will implement and discharge all conditions attached to such consents, including a timetable of actions if appropriate. The Contractor must provide evidence of engagement with those responsible for granting such consents that satisfies the Department that the proposal is sufficiently mature;

(c)	compliance statement – state any non-compliant aspects. Note particularly the sustainability and innovation aspects;

(d)	structural statement – structural system or adaptation of existing;

(e)	building services – set out approach to new or adopted systems, specifying each in order of IEMP Listings, as shown below, and specifically to address all existing and proposed M&E systems within existing facilities:

(i)	ventilation and air conditioning;

(ii)	electrical;

(iii)	plumbing/heating;

(iv)	drainage and waste water treatment;

(v)	ancillary equipment;

(vi)	mechanical;

(vii)	fire alarms;

(viii)	building management system (BMS);

(ix)	communication systems;

(x)	all utilities on a Base including connection (and interfaces), capacity, condition and metering;

(xi)	infrastructure such as roads, dispersal, access etc; and

(xii)	fire fighting;

(f)	hazardous materials – state how the Contractor will comply with policies and procedures for the handling, use and storage of hazardous materials that may be required for the Services;

(g)	refuelling of Aircraft – state how and where Aircraft refuelling will take place, who will carry out the operations, how they will ensure that Aircraft can be refuelled twenty four (24) hours a day, seven (7) days a week and what equipment they will use;

(h)	crash response – state what rescue and fire fighting services will be available, how this will be provided twenty four (24) hours a day, seven (7) days a week and to what standard; and

(i)	ATC – set out the dependencies for ATC, and how this will be met twenty four (24) hours a day, seven (7) days a week.

6.1.10	Risk Schedule

Base specific schedule of all identified infrastructure risks and their allocation (Contractor/Department/shared). The parties agree that where the Contractor identifies a risk as having a dependency on the Department, such a risk is for information only, and does not create a contractual requirement or dependency on the Department.

6.1.11	Maintenance Schedule

(a)	life-cycle schedule – to identify maintenance works required to building fabric and finishes, building services and infrastructure.

(b)	schedule to identify works over and above routine maintenance – such as replacing boilers or reroofing etc.

(c)	routine maintenance to be identified under frequency headings such as daily, weekly, monthly, annually etc.

6.1.12	Constraints and assumptions

The Contractor must list and state for each Base in detail any assumptions and constraints made by the Contractor.

6.1.13	Sustainable Development

The Contractor must demonstrate how for each Base it has delivered compliance with all applicable environment laws and regulations and how it has met the requirements for sustainability as detailed in the Contractor’s generic brief, including any innovative approaches or installations to be used by the Contractor at a Base.

6.1.14	Stakeholder Management

The Contractor must detail the stakeholder management plan, both for the transition phase and for the operational phase.

UK Search & Rescue Helicopter Service

Schedule 2.5 – Transition and Acceptance

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822077.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	20954985.5

2.2	15.03.13	Proposed Final Version	DFT	23822077.1

4.0	26.03.13	Execution Version	DFT	23822077.2

		Redacted Version

Contents

Heading		Page

1.	Introduction to Transition	4

2.	Transition into UK SAR	4

3.	Acceptance	8

1.	Introduction to Transition

1.1	The delivery of a high standard of service throughout the transition period and following handover of total responsibility is absolutely critical during the transition from the current SAR provisions to the Contractor. The Transition Plan will provide the Department with the confidence that the Contractor’s approach is effective, realistic and achievable within the required and proposed timescales.

1.2	The precise order of transition has been defined by the Department to assist in effectively managing the drawdown of existing MOD and MCA delivered service cover and the introduction of new services. (See Table 2.3.4 below). This order takes into account the need to prioritise early withdrawal of the lesser capable and more difficult to support airframes in the MOD fleet, as well as the likely logistics challenges for the Contractor, arising from transitioning.

1.3	The Contractor will be required to establish a rolling transition programme with a nominal 3 month periodicity between successive service commencement points, starting in April 2015. In most instances, service commencement will occur simultaneously at pairs of Bases at a time, with a small and heavy requirement airframe in each pair.

1.4	The Contractor must demonstrate that it is fully prepared to assume operational responsibility and control, including the provision of fully capable SAR aircraft, trained aircrew, support engineers and with fully functioning training/operating facilities in place, by the respective MOD or MCA base service withdrawal dates.

1.5	The UK SAR Service will be delivered from 10 Bases at or in the vicinity of the bases listed in Table 2.3.4.

2.	Transition into UK SAR

2.1	MOD

2.1.1	All SAR helicopter services delivered by MOD’s RAF and RN SAR Sea Kings will be withdrawn by March 2016. Transition of SAR service responsibilities to the UK SAR Service must be complete by this time.

2.1.2	Delivery of UK SAR Service will originate from Bases at or in the vicinity of seven of the existing eight MOD sites. There will be no requirement to assume responsibility for delivery of SAR service from the existing RAF Boulmer site, following the planned cessation of the current service in September 2015.

2.2	MCA

2.2.1	The contract for SAR service provision from the four MCA bases situated in the UK expires in early 2017.

2.2.2	Delivery of UK SAR Service will occur from Bases at or in the vicinity of three of the existing four MCA sites. There will be no requirement to assume responsibility for delivery of SAR service from the existing MCA Portland site, following the planned cessation of the current service in June 2017.

2.3	UK SAR Service – Lots

2.3.1	As a reflection of the variation on service demand across the UK SAR region, the UK SAR Service may be delivered through a combination of differing minimum aircraft capability operating from specific base locations. The allocation of Lots across the UK SAR base locations is defined in Table 2.3.4.

2.3.2	Lot 1 capability will be delivered at or in the vicinity of: Sumburgh, Stornoway, Culdrose, Leconfield and Valley, using helicopters with a minimum rescue capacity per aircraft of 8 casualties/survivors, 2 of which are capable of being stretchered and with a minimum radius of action of 200nm (250 nm at Stornoway)

2.3.3	Lot 2 capability will be delivered at or in the vicinity of: Lossiemouth, Wattisham, Chivenor, Prestwick and from Lee-on-Solent, using helicopters with a minimum rescue capacity per aircraft of 4 casualties/survivors, 2 of which are capable of being stretchered and with a minimum radius of action of 170nm.

2.3.4	Lot 3 is a combined Lot 1 and Lot 2 capability, featuring all 10 base locations and their respective helicopter capacity and range as defined in Lot 1 and Lot 2 above.

Base	Current Service Provider	Planned Operational Delivery Date	Base Expiry Date	UK SAR Service Lot

Lossiemouth	MOD-RAF	01 April 2015	31 March 2023	Lot 2

Leconfield	MOD-RAF	01 April 2015	31 March 2025	Lot 1

Valley	MOD-RAF	01 July 2015	30 June 2025	Lot 1

Wattisham	MOD-RAF	01 July 2015	30 June 2023	Lot 2

Chivenor	MOD-RAF	01 October 2015	30 September 2023	Lot 2

Prestwick	MOD-RN	01 January 2016	31 December 2023	Lot 2

Culdrose	MOD-RN	01 January 2016	30 September 2025	Lot 1

Sumburgh	MCA	01 April 2017	31 December 2025	Lot 1

Lee-on-Solent	MCA	01 April 2017	31 March 2024	Lot 2

Stornoway	MCA	01 July 2017	31 March 2026	Lot 1

Boulmer	MOD service planned to conclude 30th Sept 2015

Portland	MCA service planned to conclude 30th June 2017

Schedule 2.5 (Transition and Acceptance): Table 2.3.4, Base Transition Dates

2.4	Transition out of UK SAR

2.4.1	To facilitate a smooth transfer to any follow on service arrangements, the Contractor must provide a plan for transitioning out of the UK SAR Service contract. The precise order and timing of transitioning out will be subject of contract management activity planned towards the end of the UK SAR Service contract(s).

2.4.2	It is anticipated that contracted service duration for Lot 1 Bases will be for a maximum of approximately 13 years, with an associated operational delivery phase of approximately 10 years and a further 24 month optional extension.

2.4.3	It is anticipated that contracted service duration for Lot 2 Bases will be for a maximum of approximately 11 years, with an associated operational delivery phase of approximately 8 years and a further 24 month optional extension.

2.5	The Transition Plan

2.5.1	The Contractor Solution must contain the element of the Transition Plan relating to aircraft availability as identified in paragraph 2.5.5(c).

2.5.2	The Contractor Solution must contain a Transition Plan at Schedule 6.1 (Transition Plan).

2.5.3	The Transition Plan should contain a detailed method statement setting out how the Contractor will implement the UK SAR Service seamlessly, ensuring continuity of local SAR provision, and the delivery of UK SAR Service in accordance with the Contract.

2.5.4	The Transition Plan is seen as an extremely important deliverable in the Contractor Solution and must give the Department the confidence that the Contractor Solution is realistic and achievable within the required and proposed timescales.

2.5.5	The Contractor should provide a single Transition Plan which clearly deals with any differences between basing proposals. The Transition Plan should detail all of the following points, although the list is not exhaustive:

(a)	Transition programme (in Microsoft Project) clearly identifying the following:

(i)	start date of the Contractor’s transition programme;

(ii)	approach to transition, taking due account of the prescribed Transition Profile defined by the Department and detailed in Table 2.3.4; and

(iii)	Planned Operational Delivery Date at each Base.

(b)	Continuity of service:

(i)	in the event of full UK SAR Service not being available on the required/proposed dates, details of Contractor’s plans to overcome any gap and maintain continuity of the SAR provision.

(c)	Availability of aircraft:

(i)	acquisition schedule (if relevant) including sufficient detail of key acquisition dates and events. (e.g. aircraft production dates, installation of SAR specific equipment, manufacturers system and sub system integration testing);

(ii)	schedule of aircraft availability for both Training and subsequent Operations; and

(iii)	schedule of planned maintenance programmes during transition and through out SAR Service.

(d)	Availability of personnel:

(i)	availability of trained crews;

(ii)	availability of trained engineering support staff;

(iii)	availability of personnel transferring under TUPE;

(iv)	recruitment of any additional personnel required;

(v)	details of training required to reach standard required to deliver the UK SAR Service, (if Base by Base basis provide schedule for each Base), including:

(A)	aircraft type training (if relevant);

(B)	SAR specific training; and

(C)	medical training;

(vi)	training schedule (if Base by Base basis provide schedule for each Base):

(A)	training start;

(B)	initial crews fully trained; and

(C)	date all crews fully trained;

(e)	Infrastructure availability for proposed basing solution(s):

(i)	infrastructure acquisition / leasing activity;

(ii)	condition surveys;

(iii)	infrastructure handover / refurbishment / build schedule including sufficient detail of key infrastructure dates and events;

(iv)	temporary provision of additional/alternative infrastructure during transition programme (if applicable);

(v)	acquisition plan and schedule for any additional equipment/transport required to support SAR operations;

(vi)	schedule of infrastructure planned maintenance programmes during transition and throughout the provision of the SAR Service;

(vii)	provision of utilities for each Base including metering and approach to Aquatrine;

(viii)	liaison and interaction with other users of the Bases;

(ix)	carrying out of Environmental Impact Assessments;

(x)	plan and schedule for planning consents and all environmental licences, permissions and consents; and

(xi)	handback arrangements / Base closure arrangements during Contract (if applicable).

(f)	Regulatory environment

(i)	interface with the CAA/EASA;

(ii)	details of plans for compliance with relevant legislation, guidance and policies; and

(iii)	details of your plan to negotiate any necessary exemptions;

(g)	Interface with MOD and MCA incumbent SAR providers:

(i)	process / approach to managing the interface;

(ii)	any requirement for incumbent to extend beyond agreed dates either required by transition plan, or as a fall-back; and

(iii)	release of incumbent crews for training;

(h)	Transition management:

(i)	maintenance of the Transition Plan;

(ii)	sharing of transition information with the Department including:

(A)	reporting of progress against the plan; and

(B)	identification and management of transition risks; and

(i)	Transition out of the UK SAR Service

(i)	utline approach to the transition out of the UK SAR Service covering both the physical transition and the participation in and provision of information for Replacement Contractor(s). This should address most of the issues identified above.

3.	Acceptance

3.1	Introduction to Acceptance

3.1.1	The aim of the UK SAR Service acceptance process is to ensure that the Service meets the requirements of the users throughout the life of the project.

3.1.2	Following the Commencement Date, the Department will require the Contractor to demonstrate contractual compliance with the Department’s requirements prior to full acceptance through the presentation of evidence or the demonstration of capability. The testing regime will need to demonstrate that the Contractor can meet all the requirements and deliver the specified levels of Service in accordance with the Contract. The acceptance process will be carried out in accordance with the agreed approach contained within Schedule 6.2 (Acceptance Procedures).

3.2	Acceptance Process

3.2.1	Introduction to Process

The Contractor’s Solution must contain an Acceptance Plan that details the Contractor’s approach to system acceptance. This shall address acceptance through two integrated packages of work. The first will be demonstration of requirements compliance and the second, capability demonstration.

3.2.2	Requirements Compliance

To gain system acceptance, the Contractor shall demonstrate, through the presentation of appropriate evidence, full compliance of all contracted requirements. The Contractor’s Solution must explain the process the Contractor will employ to demonstrate compliance. The Department would typically expect to inspect aspects of the contractor’s solution to support the contractor’s claims of contractual compliance or verify compliance through the review of supporting certification documentation or reviewing the performance of aspects of the airborne system against OEM documentation.

3.3	The Contractor should detail in the appropriate column in Schedule 4.1, The Contractor’s Solution, the ‘Acceptance Approach’ which enables the Department to verify contractual compliance. The Contractor will have completed the column by describing its approach to acceptance in terms of:

(a)	a demonstration

(b)	an inspection;

(c)	an assessment; and/or

(d)	a review

3.4	The Department views the approach to user acceptance as a progressive activity which will take place over a period of time leading up to service commencement at any given Base; it is the contractor’s responsibility to schedule acceptance testing that will collectively demonstrate full compliance against the technical matrix prior to service commencement at any given Base and enable the Department to formally accept the service according to the procedures set down in Schedule 6.2.

3.5	Capability Demonstration

3.6	Prior to the Operational Delivery Date, The Contractor will be expected to perform a number of desktop and live flown demonstrations to demonstrate the complete service and the contractor’s capability and measured against the relevant KPIs. The scenarios for these demonstrations may include (but not be limited to) rescue scenarios for:

(a)	reach;

(b)	surge;

(c)	concurrency;

(d)	rapid response;

(e)	visual search;

(f)	multiple rescue

(g)	over water

(h)	reduced visibility; and

(i)	overland/mountainous terrain.

3.7	The scenarios will be developed to test certain capabilities and will be linked back to individual requirements. It is anticipated that initial acceptance demonstrations, in realistic or simulated weather conditions, will be performed before service commencement at the first site using UK SAR aircrew (as opposed to dedicated test personnel).

3.7.1	The Contractor will be responsible for planning and conducting all demonstration activity. Each scenario will be observed by a Department representative(s). All demonstration scenarios shall be undertaken at no additional costs to the Department.

3.7.2	In addition to the demonstration scenarios, the Department and/or its representatives will perform a ‘Base audit’ to ensure that all other aspects of the Service are being delivered. This will include, but is not limited to:-

(a)	Aircrew training records;

(b)	engineering practices;

(c)	Base processes & procedures and how the central company discharges its responsibilities;

(d)	local safety procedures and hazard analysis;

(e)	Base governance & information and how the central company discharges its responsibilities;

(f)	equipment check against the contract on and off the aircraft; and

(g)	infrastructure and accommodation.

Approval will need to be given by the Department and/or their representatives at each Base, prior to the commencement of the service.

3.8	Capability Integration and Interoperability

3.8.1	All scenario demonstrations will be designed to reflect the real life environment wherever possible. Demonstrations will be structured such that each sub-system is tested with its parent system and controlled by the relevant management system.

3.8.2	Once the tasking message has been received, the Contractor shall be expected to respond to the SAR scenario as if it were for real. The exception to this is that training limits and safety shall not be compromised.

3.9	Through Life Verification

3.9.1	Regardless of the pronouncement of “acceptance” of the service, it should be noted that it is a core obligation of the Contractor to deliver the Services throughout the Term in accordance with the Contract, in particular Schedule 2 (Requirements) and Schedule 4 (Contractor’s Solution).

3.9.2	The Department will undertake continued verification of Contractor’s performance and customer satisfaction, through the monitoring of the projects agreed key performance indicators and the Contractor’s quality assurance system This is to ensure that Service Levels are maintained in accordance with the contract throughout the life of the UK SAR Service.

3.9.3	The Department will expect to apply the same acceptance procedure to any modifications throughout the life of the contract.

3.10	Acceptance Plan

3.10.1	The Contractor’s Solution must contain an agreed Acceptance Plan at Schedule 6.2 (Acceptance Procedures).

3.10.2	The Acceptance Plan must give the Department the confidence that activity is realistic and achievable within the required and proposed timescales.

3.10.3	The Acceptance Plan should detail all of the following points, although the list is not exhaustive:

(a)	methodology of commissioning approach;

(b)	detail of proposed method of capturing and presentation of evidence to demonstrate compliance with every contracted requirement;

(c)	detail of proposed capability demonstration scenarios and their linkage to demonstrate of system requirements;

(d)	acceptance schedule including sufficient detail of key commissioning dates, events and locations;

(e)	explanation of how the commissioning tests addresses the Contractor’s highest technical risks;

(f)	proposed method of sentencing and management of non-conformance; and

(g)	the development of the safety case for airborne system and obtaining operators certificate for SAR operation.

3.10.4	An example of a scenario for use in demonstration of capability would be:

(a)	Scramble Message

Aircraft is scrambled by the appropriate tasking Department. At Time T, a Mayday call was received from a fishing vessel.

“Vessel X at estimated position Y, 5 persons on board, on fire and sinking. Request assistance.”

No further communications with the boat available and no Emergency Position Indicating Radio Beacon (EPIRB) detected.

(b)	Scenario

For the purposes of demonstration, a fishing vessel sized boat should be positioned around 2 miles displaced from the position given. As the aircraft arrives on scene, 3 persons should evacuate the vessel into a life raft. These casualties will be suffering from hypothermia and shock. The casualties remaining on the vessel will both be suffering from burns; one will have a broken femur. During winching, the primary winch becomes unserviceable and the secondary winch must be used.

(c)	Anticipated SAR Details

The crew receives the scramble message and all relevant personnel are alerted. Coastguard pump should be taken. Doctor may be taken. Mission plan generated and communicated. Crew scrambles. Take off on task within 15/45 minutes. Communication established with Coastguard, Air Rescue Co-ordination Centre (ARCC) and Air Traffic Control (ATC) (if required). Navigation systems used to assist flight at Vmax to search datum (last known position). GPS controlled radar/FLIR/visual search conducted. Once on scene, message is given that fire appears to have gone out but boat is close to sinking. Winchman assesses situation and elects not to receive pump owing to nature of casualties. 2 x boat casualties recovered first; one in stretcher, one double strop. 3 x lift raft casualties recovered to aircraft. Immediate transfer to secondary winch when primary fails. Appropriate Intermediate Emergency Care (IEC) administered to all casualties en route to simulated hospital.

UK Search & Rescue Helicopter Service

Schedule 2.6 – Aviation Safety Management Plan Requirements

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822102.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	20975523.3

2.2	15.03.13	Proposed Final Version	DFT	23822102.1

4.0	26.03.13	Execution Version	DFT	23822102.2

		Redacted Version

Contents

Heading		Page
1.	Introduction	4

2.	Aviation Safety Management Plan	4

1.	Introduction

1.1	This Schedule 2.6 (Aviation Safety Management Plan Requirements) describes the Department’s requirements for the Aviation Safety Management Plan, which will form part of the Contractor’s Solution.

2.	Aviation Safety Management Plan

2.1	The Contractor’s Solution must include a Safety Management Plan which adequately addresses the following Department requirements:

2.1.1	The Department is committed and ultimately responsible for providing a safe and healthy working environment and culture. Furthermore, the continued airworthiness of the UK SAR Service is of paramount importance to achieving the Department’s safety targets, as is compliance with current and future legislation. The Contractor’s Safety Management Plan in this regard is crucial to provide the Department with confidence that the Safety Management Plan is realistic, deliverable and will meet the required safety targets.

2.1.2	The Safety Management Plan should document the Contractor’s safety management system throughout the UK SAR lifecycle (it is expected that the Safety Management Plan will contain progressively less detail on the later stages of the lifecycle). The Contractor must provide a Safety Management Plan which, as a minimum, includes:

(a)	an outline description of the UK SAR Service and equipment, defining its purpose and capability;

(b)	the safety management system, including resources, responsibilities, organisational structure, interfaces within the Contractor’s organisation and with other organisations involved in the UK SAR Service;

(c)	safety requirements, relevant legislation and relevant regulations;

(d)	defined safety tasks, including ownership, methodology, resource requirements and milestones;

(e)	tools to be utilised;

(f)	safety programme;

(g)	safety audit plan;

(h)	safety deliverables; and

(i)	in-service safety management, paying particular attention to how in-service safety-related incidents and accidents will be reported, monitored, assessed, managed, etc. In particular, the re-assessment of risk and, as necessary, re-assessment of the acceptability of service safety in the light of incidents and accidents should be described.

2.2	The Safety Management Plan should contain a detailed method statement setting out how the Contractor will implement the Safety Management Plan. For civilian registration, the Contractor is required to:

2.2.1	Submit a safety strategy indicating how they are intending to obtain EASA type certification and demonstrate the safety of the proposed UK SAR Service including, but not necessarily limited to, the safety of the SAR equipment, maintenance of that equipment, operation of that equipment and training for operation of that equipment. In particular, the Contractor must demonstrate how it intends to comply with the requirements of EASA CS 29.1309. The Contractor’s Solution may include examples of previously written relevant documentation to support their Safety Management Plan;

2.2.2	Target probability of death or loss of the Aircraft due to all causes, including but not limited to operational causes, technical equipment failure and human error is 10-6 per flight hour. This target is considered consistent with the requirements of EASA CS 29.1309. The Contractor must state how it intends to address this target, in particular to:

(a)	state broadly what level of safety it believes it can achieve (in terms of probability of death or loss of Aircraft per flight hour), together with supporting arguments and evidence;

(b)	state how it intends to more accurately predict the safety of the Contractor’s Solution (in terms of probability of death or loss of aircraft per flight hour) prior to Operational Delivery Date; and

(c)	state how they will adjust the prediction after the Operational Delivery Date and thereafter in the light of in-service incidents, accidents, new data and information.

Where the Contractor believes it may not be able to achieve the 10-6 target, the Contractor’s Solution may state any plans for improving safety towards the 10-6 target;

2.2.3	Submit a method statement describing how they are intending to identify and analyse all SAR hazards and accidents (including all aspects of the proposed UK SAR Service, including equipment, operation, maintenance, training, etc.). The Contractor may use various hazard and accident identification and analysis techniques such as, but not limited to:

(a)	FHA (Functional Hazard Assessment);

(b)	PSSA (Preliminary System Safety Assessment);

(c)	PHA (Preliminary Hazard Analysis);

(d)	FMECA (Failure Mode, Effects and Criticality Analysis);

(e)	FTA (Fault Tree Analysis);

(f)	common-mode analysis;

(g)	zonal analysis;

(h)	HAZOPS Hazard and Operability Study;

(i)	OSHA Operating and Support Hazard Analysis; and

(j)	OHHA (Occupational Health Hazard Analysis).

Particular attention should be paid to the need to ensure that, as far as reasonably possible, all accidents, hazards and hazard causes are identified. Where the Contractor considers that such accident and hazard identification and analysis has already been carried out, the Contractor shall supply evidence and describe how they intend to ensure that previous analyses are sufficient to cover the full scope of the UK SAR Service and/or how they intend to address any gaps. The Contractor’s Solution may contain examples of the application of the proposed hazard identification and analysis techniques;

2.2.4	Describe how the Contractor will develop and maintain a hazard log (“Hazard Log”) for the Contract term. It is expected that the Hazard Log shall be updated and delivered to the Department every three calendar months. The Contractor’s Solution must contain evidence of an ability to develop and maintain a suitable Hazard Log. This could, for instance, be an example of a previously developed Hazard Log, either in Cassandra, Microsoft Access or other common format;

2.2.5	Submit evidence of an understanding of the ALARP principle as UK legislation requires all risks to be reduced to ALARP. This is to include a method statement for application of the principle to determine whether individual risks are ALARP. The Contractor’s Solution may contain examples of previous ALARP analyses; and

2.2.6	Confirm that the Contractor will attend and provide such information as may reasonably be required for safety meetings.

UK Search & Rescue Helicopter Service

Schedule 4 – Contractor’s Solution

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24224999.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Contract	DFT	24224999.1

4.0	26.03.13	Execution Version	DFT	24224999.2

		Redacted Version

This Schedule is comprised of the following documents:

Schedule 4.1 – Contractor’s Solution Matrix

Schedule 4.1 – Annex A Solution Description Documents

Schedule 4.1 – Annex B Technical Supporting Documents

Schedule 4.2 – Commercially Sensitive Information

Schedule 4.3 – Contractor’s Aircrew Training Plan

Schedule 4.3 – Annex 1 Training Needs Analysis

Schedule 4.3 – Annex 2 MSP Training Plan

Schedule 4.3 – Annex 3 AgustaWestland Training Support Capability

Schedule 4.4 – Infrastructure Part 1 – Introduction

Schedule 4.4 – Infrastructure Part 2 – Generic Brief

Schedule 4.4 – Infrastructure Part 3 – Base Specific Solution

Schedule 4.4 – Infrastructure Part 4 – Remote Refueling Sites

Schedule 4.4 – Annex A Infrastructure Supporting Documentation

Schedule 4.6 – Contractor’s Aviation Safety Management Plan

UK Search & Rescue Helicopter Service

Schedule 4.1 – Contractor’s Solution

Annex A Solution Description Documentation

Approved by

Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24109356.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1		Proposed Final Version		24109356.1

4.0	26.03.13	Execution Version	DFT	24109356.2

		Redacted Version

The documents listed in this document are the documents which detail the solution description to the Contractor’s Solution as set out in summary at Schedule 4.1 – Contractor’s Solution Matrix.

These documents are subject to Change Control.

The documents detailed in this list can be found on the CD counter-signed by both parties in the folder entitled “Solution Description Documents” and are hereby incorporated into the Contract.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

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* All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.1 – Contractor’s Solution

Annex B Technical Supporting Documentation

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23992956.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Version		23992956.1

4.0	26.03.13	Execution Version	DFT	23992956.2

	18.01.13	Redacted	DFT/BRS

The documents listed in this document are the supporting documents to the Contractor’s technical Solution as referenced in Schedule 4.1 paragraph 1. These documents are not subject to Change Control, but are included as a reference at the Commencement Date.

This list of documents may be added to via Change Control as required for supporting evidence for future changes.

This documents detailed in this list can be found on the CD counter-signed by both parties in the folder entitled “Technical Supporting Documentation” (“Technical Supporting Documentation” XXXX*) and are herby incorporated into the Contract.

S92

XXXX*

AW189

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*  All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.1 – Contractor’s Solution

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23825020.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
1.0	17.01.13	ISFT Draft	BRS

1.1	15.03.13	Proposed Final Version	DFT	23825020.2

4.0	26.03.13	Execution Version	DFT	23825020.8

		Redacted Version

1.	Introduction

1.1	The purpose of this Schedule 4.1 (Contractor’s Solution) is to set out the Contractor Solution in relation to the Services. This Schedule should be read in conjunction with other parts of the Contract, in particular:

(a)	Condition 3 (Contractor’s Performance) which sets out the obligation of the Contractor to comply with the Solution; and

(b)	Schedule 2.1 (Specification) which sets out the Services required under the Contract.

1.2	Subject to paragraph 1.3, the Contractor shall comply with every Specification Requirement listed in Schedule 2.1 (Specification) unless and until the Contract is terminated.

1.3	In this Schedule 4.1 (Contractor’s Solution), for each row where the Contractor has stated in the Solution that it is “Compliant” and has also provided details of a Solution, the Contractor shall comply with and provide the Solution and in addition must comply with the Specification Requirement.

1.4	For each requirement, the Contractor has prepared a more detailed description of the Solution. These are as set out at Annex A: Solution Description Documents.XXXX*

1.5	The Contractor’s Solution also references a number of other documents which are detailed in Annex B: Technical Supporting Documents. XXXX*

1.6	If there is any inconsistency between the various parts of this Schedule 4.1 (Contractor Solution), the order of priority for the purpose of construction shall be:

(a)	this paragraph 1 of this Schedule 4.1 (Contractor Solution); XXXX*

(b)	the Schedule 2.1 (Specification) (subject to paragraph 1.3 above);

(c)	Schedule 4.1 (Contractor Solution), excluding paragraph 1; XXXX*

(d)	Annex A: Solution Description Documents; and XXXX*

(e)	Annex B: Technical Supporting Documents. XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.	S92 Contractor’s Solution

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1. COMMUNICATE

1.1 Internal

		1.1.1 Display	XXXX	XXXX	XXXX

1935	K

1.1.1.1 The Avionics Suite must, throughout operation of the relevant SAR Sensor, display SAR Role Sensor Data to both Pilots and to the Rear Cabin in an easily interpretable and readily understood format. Such display function must:

1.1.1.1.1 provide both Pilots and the Rearcrew with full interoperability between SAR Role Sensor Data allowing multiple layers of SAR Role Sensor Data to be displayed and overlaid concurrently; and

1.1.1.1.2 allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between display of the outputs of each SAR Sensor.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1936	K	1.1.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to display Aircraft Data and Aeronautical Data to both Pilots and to the Rear Cabin in an easily interpretable standard aviation EFIS display format. Such display function shall allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between the display of any Aircraft Data and Aeronautical Data.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

		1.1.2 Intercommunication	XXXX	XXXX	XXXX
371	K	1.1.2.1 The Aircraft Internal Communication System must, throughout Aircraft Operation: 1.1.2.1.1 provide safe, clear and audible voice intercommunication between all persons onboard the Aircraft;
1026	K	1.1.2.1.2 be accessible to the Rearcrew at all times, including whilst the Rearcrew are moving throughout the Aircraft, without having to change any communications connections; and
1892	K	1.1.2.1.3 provide safe, clear and audible private voice intercommunication between some and/or all of the persons onboard the Aircraft.

1893	K	1.1.2.2 The Aircraft Internal Communication System must, throughout Aircraft Operation: 1.1.2.2.1 have a back up intercom facility which: 1.1.2.2.1.1 is available to all Aircrew;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1.1.2.2.1.2 provides safe, clear and audible voice intercommunication; and 1.1.2.2.1.3 is independent of the system referred to in paragraph 1.1.2.1 above.

1032	K	1.1.2.2.1.4 enable the passing of emergency information to all occupants of the Aircraft with sufficient impact to ensure they are immediately aware of an emergency.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1.2 External

		1.2.1 Comms Bands	XXXX	XXXX	XXXX

1894	K	1.2.1.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide all the Aircrew with voice intercommunication throughout: 1.2.1.1.1 the Civil VHF ATC Comms Band;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1896	K	1.2.1.1.2 the Military UHF Comms Band; and

320	K	1.2.1.1.3 the Marine VHF Comms Band including MRT frequencies Ch 24A and 62A

		1.2.2 Intercommunication with Winchman	XXXX	XXXX	XXXX

2022	K

1.2.2.1 The Aircraft External Communication System and Winchman’s Individual Communication System must, throughout Aircraft Operation, enable:

1.2.2.1.1 the Winchman to have voice intercommunication with the occupants of the Aircraft via the Aircraft’s Internal Communication System at least 5km away from the Airborne System;

2023	K	1.2.2.1.2 the Winchman to have voice intercommunication with third party users of VHF FM Marine Band at least 5km away from the Winchman; and

2024	K	1.2.2.1.3 the muting from onboard the Aircraft of the Winchman’s voice intercommunication with persons onboard or off the Aircraft whilst otherwise maintaining full operability and the ability for the Winchman to mute Aircraft

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

intercom chatter from the Winchman’s location.

2025	K	1.2.2.2 The Winchman’s Individual Communication System must be water resistant to IEC 529 IP67 Classification.

		1.2.3 Intercommunication with Co-ordinating Authority	XXXX	XXXX	XXXX

1897	K	1.2.3.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and a Co-ordinating Authority with the ability to broadcast to more than one recipient.

1.2.4 Intercommunication with other SAR Units

1931	K	1.2.4.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and other suitably equipped Dedicated SAR Units with the ability to broadcast to more than one recipient.

1.2.5 Intercommunication with Vessels

1932	K	1.2.5.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable voice intercommunication between the Aircrew and any Vessels in distress using the MF Distress Frequency with the ability to broadcast to more than one recipient.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.6 BLOS Communications Redundancy	XXXX	XXXX	XXXX

1898	K	1.2.6.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide at least two immediately available BLOS intercommunication facilities (one main and one backup) with no common single point of failure.

		1.2.7 Intercommunication with mobile phones	XXXX	XXXX	XXXX

1273	K	1.2.7.1 The Contractor shall provide an Aircraft External Communication System which, throughout Aircraft Operation, enables voice and text intercommunication between the Aircrew and any user of a mobile phone

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

connected to any UK mobile phone network provider.

		1.2.8 Portable communications facilities	XXXX	XXXX	XXXX

1018	K	1.2.8.1 The Contractor shall provide an Aircraft External Communication System which provides portable satellite communications facilities which can be used off and/or on-board the Aircraft at any time; it must have an independent power source for use away from the Aircraft.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.9 Transfer of Search Information	XXXX	XXXX	XXXX

1901	K

1.2.9.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the exchange of Search Information and the electronic transfer of Search Information data directly to and from the Avionics Suite between the Aircrew and:

1.2.9.1.1 a Co-ordinating Authority; and

1933	K	1.2.9.1.2 other suitably equipped Dedicated SAR Units.

1934	K	1.2.9.2 The Aircraft External Communication System must enable the manual transfer of Search Information to the Base Operations Room Post Flight.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.10 Transfer of casualty information	XXXX	XXXX	XXXX

1902	1	1.2.10.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Rearcrew to transfer information on a Casualty’s condition, including medical data via electronic means, to medical facilities suitably equipped to receive such information.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

	K	1.2.11 TETRA Communications	XXXX	• XXXX

2035		1.2.11.1 The system shall be able to intercommunicate with all UK emergency services using TETRA or its successor.	XXXX	XXXX	XXXX

		1.2.12 Position reporting	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1755	K

1.2.12.1 The Aircraft External Communication System and Avionics Suite must, throughout Aircraft Operation, be able to report the position of the Aircraft to the Tasking Authority at intervals pre-selected by the Aircrew:

1.2.12.1.1 without the need for further attention by the Aircrew after initial set up; and

1.2.12.1.2 to within 100 metres lateral accuracy of the Aircraft’s true position at the time of position capture by the Avionics Suite.

		1.2.13 Monitor frequencies	XXXX	XXXX	XXXX

1870	K	1.2.13.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the Aeronautical Emergency Frequencies whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

1884	K	1.2.13.2 The Aircraft External Communication System must, throughout

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the VHF FM Ch16 being the Maritime Emergency Frequency whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

		1.2.14 AIS	XXXX	XXXX	XXXX

1023	K

1.2.14.1 The Avionics Suite must, throughout Aircraft Operation, be able to transmit Aircraft position and receive other users’ positions using AIS, and display through any of the Aircraft avionics displays.

		1.2.15 Visual communications	XXXX	• XXXX

1022	K	1.2.15.1 The Aircraft External Communication System must, throughout Aircraft Operation during the day and by night, enable the Rearcrew to pass

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

information from the Aircraft in a clear and readily understood visual format to persons on the surface up to 100ft from the Aircraft.
		1.2.16 Base	XXXX	XXXX	XXXX

1909	K

1.2.16.1 The Base Operations Room must support flight planning activities and provide ready access to at least the following:

1.2.16.1.1 meteorological data;

1.2.16.1.2 NOTAMS;

1.2.16.1.3 air traffic control information;

1.2.16.1.4 digital and paper mapping;

1.2.16.1.5 Aircraft performance data;

1.2.16.1.6 tasking data;

1.2.16.1.7 AIS; and

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.2.16.1.8 Mission Planning and Debriefing System.

1886	K	1.2.16.2 The Base Operations Room must enable clear and audible voice intercommunication between the Base Operations Room and the Tasking Authority with guaranteed connectivity between the two from a single call at all times.

1048	K	1.2.16.3 The Base Operations Room must enable continuous voice intercommunication with the Airborne System.

2. PREPARE

		2.1 Plan mission	XXXX	• XXXX	XXXX

819	K	2.1.1 The Mission Planning and Debriefing System must enable the Aircrew to plan all Operations before flight through the utilisation of hard and soft copy information (the “Pre-flight Planning Process”) such that Normal Readiness can be met.

1906	K	2.1.2 The Mission Planning and Debriefing System must be able to transfer by electronic means the output of the Pre-flight Planning Process into the Avionics Suite such that it can be readily interpreted and used by the Aircrew.

1774	K	2.1.3 The Contractor must provide Aircrew with sufficient flight planning data and materials to modify the inputted flight planning data during Aircraft Operation and provide an Avionics Suite which is able to accept modifications.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.2 Training	XXXX	XXXX	XXXX

		2.2.1 SAR organisations and emergency services	XXXX	XXXX	XXXX

1989	K	2.2.1.1 The Contractor must provide at each Base: 2.2.1.1.1 Ground Familiarisation Training for Emergency Response Teams; and

1071	K	2.2.1.1.2 ERT Flying Training Exercises for Emergency Response Teams and other available non-Contractor SAR assets including Ministry of Defence aircraft.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.2.2 Aircrew	XXXX	XXXX	XXXX

		2.2.2.1 Conversion Training	XXXX	XXXX	XXXX

1828	K

2.2.2.1.1 The Personnel and Training System must:

2.2.2.1.1.1 ensure that all Pilots, at the time of the commencement of their operational duties for the Contractor, are suitably qualified (having passed a recognised type rating training course) and can Operate the Airborne System by day and by night; and

1841	K	2.2.2.1.1.2 ensure that all Rearcrew at the time of the commencement of their operational duties for the Contractor are suitably trained to Operate the Airborne System by day and by night.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.2.2.2 Aircrew Continuation Training	XXXX	XXXX	XXXX

1850	K

2.2.2.2.1 The Contractor shall ensure that a total of 50 flying hours per Month of SAR role flying training is completed at each location.

2.2.2.2.2 It is anticipated that all training hours should be consumed within the Month. If this cannot be achieved a maximum of 10 hours can be carried over to the following Month at the contractor’s discretion. Hours in excess of this limit must be agreed with the Department.

2.2.2.2.3 In the event that monthly flying training targets are not achieved, the Contractor shall ensure that such shortfalls are averaged out over the year.

2.2.2.2.4 The Contractor shall provide details of the proposed Crew training programme.

1981	K	2.2.2.2.5 The Personnel and Training System must be able to simulate to all

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		Aircrew, all emergency situations and conditions that the Aircrew might encounter during Operations and simulate, on the Aircraft during flight, a range of emergency situations and conditions that the Aircrew might encounter during Operations.

		2.3 Crew experience	XXXX	XXXX	XXXX

1759	1

2.3.1

2.3.1.1. The Contractor shall provide Aircraft Commanders with previous experience of at least 2500 helicopter flying hours each.

2.3.1.1.1 The Contractor shall provide Aircraft Commanders with previous experience of at least 1000 flying hours in multi-engined helicopters each.

2.3.1.1.2 The Contractor shall provide Aircraft Commanders with previous experience of at least 50 flying hours on each type.

2.3.1.1.3 The Contractor shall provide Aircraft Commanders with at least 250 flying hours previous military/civilian SAR helicopter experience each.

2.3.1.1.4 All Aircraft Commanders shall be instrument rated.

			XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1760	1

2.3.1.2. The Contractor shall provide Crew Co-Pilots with previous experience of at least 750 helicopter flying hours each.

2.3.1.2.1The Contractor shall ensure that all Co-Pilots are instrument rated.

1761	1	2.3.2 The contractor shall provide Winch Operators with at least one year’s experience each in a	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

dedicated military/civilian SAR unit.

2.3.2.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

1762	1

2.3.3     The Contractor shall provide Winchmen with at least 3 Month’s experience each in a dedicated military/civilian SAR unit.

2.3.3.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

2077	K	2.3.4 The Contractor shall ensure the continuing professional development of medically qualified Rearcrew to maintain medical standards and currency law policy set by the clinical director.

		2.4 Availability	XXXX	XXXX	XXXX

1975	K	2.4.1 An Airborne System shall be On State for 98% of the Declared Operating Time at each Base.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3. PROJECT

1970	K	3.1 [For Lot 1] The Contractor shall provide a service at, or in the vicinity of, Sumburgh, Stornoway, Culdrose, Leconfield and Valley with a larger minimum rescue capacity per Aircraft of 8 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 200nm (250nm at Stornoway).	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1971	K

3.2    [For Lot 2] The Contractor shall provide a service at Lee on the Solent, at or in the vicinity of Chivenor, Prestwick, Lossiemouth and Wattisham with a smaller minimum rescue capacity per Aircraft of 4 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 170nm.

			XXXX	XXXX	XXXX

2048	K	3.3 All of the Aircraft must be capable of being refuelled using pressure fed aviation refuelling/defueling systems.	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2009	K

3.4        The Contractor must, at any time, be able to deploy each On State Airborne System for a period of 12 hours, including a total of 8 flying hours, without the need for any external support or supplies other than aviation fuel.

			XXXX	XXXX

		4. OPERATE	XXXX	XXXX	XXXX

		4.1 General operations	XXXX	XXXX	XXXX

		4.1.1 Manoeuvre	XXXX	XXXX	XXXX

		4.1.1.1 Take off/landing	XXXX	XXXX	XXXX

467	K	4.1.1.1.1 All Aircraft must be able to take off from and land on Unprepared Surfaces without damage to any part of the Aircraft that renders it unable to Operate.	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

587	K	4.1.1.1.2 The Aircraft must be able to take off from, land, start up and shut down on surfaces sloping at up to 10 degrees in any direction.	XXXX	XXXX

1969	1	4.1.1.1.3 The Aircraft must be able to, within ship operating limits, land, hold on deck and subsequently depart from any Vessel that is capable of accepting the Aircraft.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1263	K	4.1.1.1.4 The Aircraft must at all times be fully operable from both Pilot seats within the Aircraft throughout the flight envelope.	XXXX	XXXX

901	K

4.1.1.1.5 The Aircraft and the Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from forward flight to the Hover (or relative Hover) over a designated stationary or moving point at:

(i) all speeds technically achievable by the Aircraft; and

(ii) any height at or below 1000ft amsl, either in a coastal environment, or an

			XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

overwater environment and in zero visibility. At any time during the transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

908	K	4.1.1.1.6 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to safely approach down to 150m of a surface Vessel, fixed structure or coastline in a Reduced Cue Environment.	XXXX	XXXX	XXXX

1968	K

4.1.11.7 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.1.1.7.1 approach Offshore Installations in a lateral visibility of 150m or greater; and

4.1.1.1.7.2 approach to and depart from Offshore Installations in 25m lateral and vertical visibility.

909	K	4.1.1.1.8 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

able to transition automatically after initiation by the Aircrew from Hover over a stationary or moving point to forward flight with an exit gate of 1000ft amsl and below and a speed at or above Vmin plus 10 knots. At any time during this transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

		4.1.2 Winch Operations	XXXX	XXXX	XXXX

		4.1.2.1 Automatic Hover	XXXX	XXXX	XXXX

959	K

4.1.2.1.1 The Avionics Suite must, in a Reduced Cue Environment and whilst in an automatic Hover:

i. enable the Aircraft to maintain that Hover to within 5 feet in the lateral and vertical plane of the Aircraft’s desired position.

ii. allow either Pilot a graduated control input to give a hovertaxy speed of up to 10 knots in any lateral direction.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.2.2. Winch Operator Adjustments	XXXX	XXXX	XXXX

960	K	4.1.2.2.1 The Avionics Suite must, whilst in an automatic hover, enable the Winch Operator a graduated method of adjusting the lateral position of the Aircraft from the Winch Operator’s normal Crew position within the Aircraft at up to 10 knots in any lateral direction without any direct involvement of the Pilots. At any time during this activity, either Pilot must be able to immediately recover manual, lateral control of the Aircraft.

		4.1.2.3 Spatial awareness	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

862	K

4.1.2.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.2.3.2 detect and display to the Aircrew the relative position of surface contacts in the maritime environment down to a range of 150m with sufficient resolution to detect Vessels and assist in collision avoidance against all surface contacts; and

1990	1	4.1.2.3.3 determine and display to the Aircrew the track to within +/- 5 degrees of actual track and speed to within +/- 2 knots of actual speed of such detected surface contacts in the maritime environment.

868	K	4.1.2.3.4 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water, in the vicinity of coastlines and in a Reduced Cue Environment down to 150m lateral visibility.

		4.1.3 Navigation/Flight Guidance	XXXX	XXXX	XXXX

1945		4.1.3.1. Operations in Controlled Airspace	XXXX	XXXX	XXXX

477	K	4.1.3.1.1 The Airborne System and Avionics Suite must enable Operations in all classes of airspace: 4.1.3.1.1.1 at all times; 4.1.3.1.1.2 without restriction due to Avionic Suite limitations;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.3.1.1.3 without restriction due to Aircrew qualifications; 4.1.3.1.1.4 under relevant Visual Flight Rules; and 4.1.3.1.1.5 under relevant Instrument Flight Rules.

		4.1.3.2 Display	XXXX	XXXX	XXXX

1940	K

4.1.3.2.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.2.1.1 continuously display the Aircraft’s geographic position to both Pilot seats within the Aircraft and to an additional display in the Rear Cabin; and

1942	K	4.1.3.2.1.2 such display of the Aircraft’s geographic position shall be capable of being displayed in the following formats: latitude, longitude, British National Grid

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

and Irish National Grid.

		4.1.3.3 Accuracy	XXXX	XXXX	XXXX

1506	K

4.1.3.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.3.1.1 determine the optimal available navigational solution derived from all navigational inputs available to the Avionics Suite; and

1528	K	4.1.3.3.1.2 ensure the accuracy of the navigational solution is within 12 metres of the Aircraft’s true 3-D position.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.3.4 Route Plans/Way Points	XXXX	XXXX	XXXX
1503	K

4.1.3.4.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.4.1.1 electronically store at least 20 user-defined route plans and retain such stored route plans during periods when no power is supplied to the Avionics Suite;

4.1.3.4.1.2 modify any stored route plan at any time from within the Aircraft;

975	K	4.1.3.4.1.3 automatically execute stored route plans without the need for further

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Aircrew intervention once executed but still allow Aircrew the ability to modify once executed; and

1943	1	4.1.3.4.1.4 electronically store and/or modify from within the Aircraft at any time at least 200 fixed or moving Waypoints and be able to retain such Waypoints, at the discretion of the Aircrew, during periods when no power is supplied to the Avionics Suite.

		4.1.3.5 Navigation Data Source Redundancy	XXXX	XXXX	XXXX

1524	K	4.1.3.5.1 The Avionics Suite must, following failure of a single navigational data source, maintain sufficient integrity to ensure that the navigation solution allows continuity of Aircraft Operations and completion of the Department’s tasking body instruction.

		4.1.3.6 SAR Specific Functions	XXXX	XXXX	XXXX

830	1	4.1.3.6.1 The Avionics Suite must, throughout Aircraft Operation: 4.1.3.6.1.1 enable the Aircraft to

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		undertake Standard Search Patterns selected by the Aircrew without the need for further Aircrew intervention once executed and reduce the need for Aircrew monitoring and

831	K	4.1.3.6.1.2 enable the Aircrew to select alternate Standard Search Patterns, modify the dimensions of and suspend and/or resume executed Standard Search Patterns.
1508	1

4.1.3.6.1.3 The Pilots must be able to input specific position and height information into the Avionics Suite in order to provide for an automated Aircraft letdown to such designated position and height. Position information must be capable of being automatically derived and electronically passed (preferably in a single operation) from SAR Sensors to the Avionics Suite to provide an automated letdown to such position.

1962	K	4.1.3.6.1.4 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to: 4.1.3.6.1.5 fix and record the position of stationary objects; and 4.1.3.6.1.6 fix, record and predict the

		future position of moving objects over time.

		4.1.4 Performance	XXXX	XXXX	XXXX
1822	1

4.1.4.1 All On State Airborne Systems must be capable of retaining the Hover:

4.1.4.1.1 outside of Ground Effect whilst delivering an MRT Standard Load at or below 4000ft amsl at ISA +15 degrees centigrade in still air; and

4.1.4.1.2 with 30 minutes SAR Endurance remaining, at the location of any SAR Incident in the Mountainous Regions of the UK SRR.

1973	1	4.1.4.2 The Airborne System must, throughout Aircraft Operation, be capable

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

of climbing to and maintaining 10,000ft PA at ISA temperature.

		4.1.5 Storage, Recording and Playback	XXXX	XXXX	XXXX

		4.1.5.1 Data Recording	XXXX	XXXX	XXXX

1775	K

4.1.5.1.1 The Avionics Suite must, throughout Aircraft Operation, be able to continuously electronically record the Aircraft IR Sensor imagery for greater than or equal to the maximum un-refuelled endurance of the Aircraft. The electronic recording of IR Sensor imagery must be:

4.1.5.1.1.1 capable of being turned on or off by the Sensor Operator;

4.1.5.1.1.2 of the same or better visual quality to that displayed to the Aircrew by the relevant SAR Sensor; and

4.1.5.1.1.3 tagged with the same

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

information as that displayed to the Aircrew by the relevant SAR Sensor (including but not limited to date and time).
1914	K

4.1.5.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record the imagery of persons on either of the Winches. The electronic imagery recording of persons on the in-use Winch must:

4.1.5.1.2.1 be capable of being turned on and off by the Winch Operator;

4.1.5.1.2.2 be able to continuously record for the duration of use of the relevant Winch during Operations; and

4.1.5.1.2.3 be of suitable visual quality to contribute to the debrief process and public relations material.

4.1.5.1.2.4 not require Winch Operator input to swap between in-use Winches in the event of an in flight Winch changeover.

1915	K	4.1.5.1.3 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record on the Aircraft the surface track flown by the Aircraft. The recording time available for recording shall be equal to or greater than the maximum unrefueled endurance of the Aircraft.

1916	1

4.1.5.1.4 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record intercom audio data. The electronic recording of intercom audio data must be:

4.1.5.1.4.1 capable of being turned on or off by the Aircrew;

4.1.5.1.4.2 able to continuously record for greater than or equal to the maximum unrefueled endurance of the Aircraft; and

4.1.5.1.4.3 of suitable audio quality to contribute to the debrief process and public relations material.

4.1.5.1.4.4 Neither the Department nor the Contractor shall use the electronic recording of intercom audio data in 4.1.5.1.4 above without permission of all persons on the recording.

		4.1.5.2 Data Playback	XXXX	XXXX	XXXX

1924	1				XXXX

1925	1	4.1.5.2.2 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of persons on the in-use Winch.			XXXX

1926	1	4.1.5.2.3 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of the surface track flown by the Aircraft and on the Aircraft during that flight to the Winch Operator’s sensor station.

1927	1	4.1.5.2.4 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, the intercom audio data recordings.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2 SAR Operations	XXXX	XXXX	XXXX

		4.2.1 Scramble	XXXX	XXXX	XXXX

1978	K	4.2.1.1 The Contractor must be able to respond rapidly with each On State Airborne System to a Tasking.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1244	K	4.2.1.2 The Aircraft shall allow the safe and rapid embarkation and/or disembarkation of the Aircraft’s occupants, whilst the Aircraft rotors are turning at flying speed, without the use of any external equipment which is not on or fixed to the Aircraft throughout Aircraft Operation.

		4.2.2 Search

		4.2.2.1 Visual Search	XXXX	XXXX	XXXX

1790	1	4.2.2.1.1 The Aircraft must be configured

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

to enable the combined Crew to have, without any electronic visual aids, an unrestricted:

4.2.2.1.1.1 360 degree view referenced to the Aircraft’s lateral axis; and

4.2.2.1.1.2 view from the edge of the rotor disk to directly beneath the Aircraft.

1938	1	4.2.2.1.2 The Airborne System must be ergonomically designed and equipped to assist each member of the Aircrew (other than the Handling Pilot) to conduct visual searches (without any electronic visual aids) for uninterrupted periods, each period comprising of no less than 20 minutes.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1792	K	4.2.2.1.3 The Avionics Suite must enable Aircrew to conduct aided visual searches in low light conditions down to 2 mlux.	XXXX	XXXX

848	K	4.2.2.1.4 The Aircrew must be able to view any enhanced (through amplified intensity) external low light images seen when conducting the aided visual searches in a monochrome display.

		4.2.2.2 Sensor Search	XXXX	XXXX	XXXX

1794	K	4.2.2.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to manually select and automatically align any individual SAR Sensor to the output of any other SAR Sensor throughout the flight envelope of the SAR Sensors.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.2.2.2 Radar Search	XXXX	XXXX	XXXX

860	K

4.2.2.2.2.1 the determination of a Target’s position (such a Target being detected by radar) with sufficient accuracy and resolution to enable the Aircrew to conduct an effective search; and

4.2.2.2.2.2 to undertake Operations over water below safety altitude in IMC.

864	K	4.2.2.2.2.3 The Avionics Suite must be able to create a minimum 120 degree arc radar picture (being fixed at 60 degrees either side of the nose of the Aircraft) with

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

a scanner tilt facility.

872	K	4.2.2.2.2.4 The Avionics Suite must be able to interrogate SARTs on a 9GHz frequency.

		4.2.2.2.3 IR Search	XXXX	XXXX	XXXX

858	1	4.2.2.2.3.1 The Avionics Suite must provide unrestricted IR Sensor coverage of 360 degree in a lateral arc around the Aircraft.

851	K	4.2.2.2.3.2 The Avionics Suite must be able to distinguish persons against their immediate environment (with reference to difference in emissivity) with sufficient accuracy and resolution to permit detection of a person or persons in the

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

water at a slant range of at least 750 metres from the Aircraft and display this to the Rear Cabin.

852	K	4.2.2.2.3.3 The Avionics Suite must enable the display of the relative bearing of a Target detected by the IR Sensor relative to the Aircraft on the IR Sensor image.

4.2.3 Locate

		4.2.3.1 Homing	XXXX	XXXX	XXXX

1891	K	4.2.3.1.1 The Avionics Suite must be able to: 4.2.3.1.1.1 Home onto the source of any

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

MF Distress Frequency (2182 KHz);

1890	K	4.2.3.1.1.2 Home onto the source of any continuous UHF transmission;

882	K	4.2.3.1.1.3 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of at least 2 simultaneous UHF transmissions on a frequency of 243 MHz;

2015	K	4.2.3.1.1.4 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous 406 MHz beacon transmissions and embedded data including GPS positioning information;

1889	K	4.2.3.1.1.5 Home onto the source of any continuous Marine VHF Comms Band or AM Airband transmission;

880	K	4.2.3.1.1.6 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF AM transmissions on a frequency of 121.5 MHz;

2042	K	4.2.3.1.1.7 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF FM Marine Band transmissions on a frequency of 156.8 MHz (Marine Channel 16 – distress);

1987	K	4.2.3.1.1.8 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous training beacon transmissions on frequencies of 122.55 MHz and/or 245.1 MHz;

887	K	4.2.3.1.1.9 indicate to the Pilots in an easily and readily understandable format when the Aircraft is directly overhead the source of any transmission to which it is homing and the signal strength of the transmissions.

		4.2.3.2 Beacon Audio Signals	XXXX	XXXX	XXXX

889	K	4.2.3.2.1 The Avionics Suite must enable the Aircrew to receive audio signals, through the homer aerials, from rescue beacons transmitting on frequencies of 121.5 MHz, 243.0 MHz, 406 MHz, 122.55 MHz and 245.1 MHz and each member of the Aircrew must, at their own discretion, be able to increase and/or reduce the volume, including down to zero.

		4.2.3.3 Air Deployable Marking	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1961	1	4.2.3.3.1 The Aircraft must be equipped with an air deployable device with an endurance of at least one hour that the Aircrew can use to mark a position by electronic means such that the position can be readily located again by any Airborne System.

1960	1	4.2.3.3.2 The Aircraft must be equipped with air deployable devices that the Aircrew can use to mark positions by visual means for a period of at least two minutes such that the position can be readily located again by the Airborne System by day and night.

4.2.4 Rescue

4.2.4.1 Winching Operations

4.2.4.1.1 Normal Operations

2050	K	4.2.4.1.1.1 The Winch System must comply with all applicable European Aviation Safety Agency (EASA) and Civil Aviation Authority (CAA) regulations.	XXXX	XXXX	XXXX

1996	K	4.2.4.1.1.2 The Winch System must be sited such that the Winch Operator has an unrestricted view during Winching Operations of both the Target and any persons on the Winch. Pilots have an optimum view of the Target.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2014	K	4.2.4.1.1.3 The Winch System, through its configuration and equipment, must enable the Winch Operator to operate the Winch System whilst carrying out concurrent duties.	XXXX	XXXX

1997	K	4.2.4.1.1.4 The Winch System must, throughout Aircraft Operation, allow for free and unimpeded entry into and exit out of the Aircraft of a Stretcher and its occupants during Winch Operations, and in particular the Stretcher must have full	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

and free movement about the vertical axis and/or not be pitched more than 30 degrees about the lateral axis.

1806	K	4.2.4.1.1.5 The Winch System must, throughout Aircraft Operation, be independently controllable from the Winch Operator’s normal station and the Aircraft Commander’s seat during Winch Operations in the Aircraft and the Co-Pilot’s seat in the Aircraft.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

913	K

4.2.4.1.1.6 The Winch System must, throughout Aircraft Operation:

4.2.4.1.1.6.1 have a Winch Cable length of at least 290 feet and have no restrictions on the minimum Winch Cable length for Winching Operations;

			XXXX	XXXX

2016	K	4.2.4.1.1.6.2 be able to winch continuously without the need to pause between Winch Cycles;	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2017	K	4.2.4.1.1.6.3 be able to undertake Winching Operations without any restrictions due to Fleet Angle.	XXXX	XXXX

915	K	4.2.4.1.1.6.4 be able to, in a single Winching Operation, lift any weight up to and including 600 lbs;	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1992	K	4.2.4.1.1.6.5 be able to winch a 400 lb load at any speed in excess of 250 feet per minute with variable speed control, fully proportional to displacement of the control for the Winch by the Winch Operator;	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1804	K	4.2.4.1.1.6.6 be able to winch precisely and safely (including by means of a precision winching facility and safety clutch) without causing injury due to sudden take up of the load on the Winch; and	XXXX	XXXX

922	K	4.2.4.1.1.6.7 be able to respond to commands from the Winch Operator with no detectable time delay between the Winch Operator displacing of the control for the Winch and the Winch correctly responding.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.1.2 Abnormal Operations	XXXX	XXXX	XXXX

929	K	4.2.4.1.2.1 The Winch System must have a secondary winch facility and such system shall have performance equal to the primary Winch System and allow inter-Winch transfers from either Winch System to the other Winch System whilst under load.
916	K

4.2.4.1.2.2 The Winch System must, throughout Aircraft Operation, enable the Winch Operator and the Pilots to each, acting independently, be able to instantaneously and in a single operation sever the in-use Winch Cable (being either the primary or secondary Winch Cable, as the case may be) provided always that the primary or secondary Winch Cables cannot be severed inadvertently without either Pilot releasing the flight controls.

			XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1995	K

4.2.4.1.2.3 The Winch System must, throughout Aircraft Operation, be capable of Winching Operations in the event of a failure of any or all systems on the Aircraft (other than those directly associated with the Winch System).

		XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.2 Casualties/Survivors	XXXX	XXXX	XXXX

1802	K	4.2.4.2.1 The Airborne System must allow Casualties and Survivors to freely embark on and disembark from the Airborne System when on the ground without any adverse affect to their physical condition.

4.2.4.2.2 Numbers
		4.2.4.2.2.1 Larger Minimum Rescue Capacity	XXXX	XXXX	XXXX

2071	K	4.2.4.2.2.1 [For Lot 1] The Contractor must, throughout Aircraft Operation be able to rescue up to 8 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area within 120 minutes of take off in Still Air Conditions.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.2.2.2 Smaller Minimum Rescue Capacity	XXXX	XXXX	XXXX

2072	K	4.2.4.2.2.2.1 [For Lot 2] The Contractor must, throughout Aircraft Operation be able to rescue up to 4 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.2.3 Anthropometrics	XXXX	XXXX	XXXX

933	K	4.2.4.2.3.1 The Airborne System must, throughout Aircraft Operation, be able to rescue an adult weighing 300lbs.

934	K	4.2.4.2.3.2 The Airborne System must, throughout Aircraft Operation, be able to rescue babies and children.

		4.2.4.2.4 Casualty Incapacity	XXXX	XXXX	XXXX

948	K	4.2.4.2.4.1 The Airborne System must, throughout Aircraft Operation, be able to rescue immobile and/or unconscious Casualties who are incapable of self-help.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.3 Recovery	XXXX	XXXX	XXXX

1965	K	4.2.4.3.1 The Airborne System must be capable of recovering up to 4 human bodies.

4.2.5 Incident Location

950	K	4.2.5.1 The Airborne System must, throughout Aircraft Operation, provide the Winchman with specialist equipment to rescue Casualties and/or Survivors from entangled situations.	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1963	K	4.2.5.2 The Airborne System must, throughout Aircraft Operation, be able to rescue Casualties and/or Survivors whilst the Aircraft is Operating in proximity to obstructions down to 10 feet MSC.	XXXX	XXXX	XXXX

4.2.6 Medical

		4.2.6.1 Medical treatment	XXXX	XXXX	XXXX

1798	K

4.2.6.1.1 The Medical Capability must, throughout Aircraft Operation, be able to concurrently deliver, through separate Rearcrew, NHS Paramedic and NHS EMT medical care on each Airborne System:

4.2.6.1.1.1 from first contact with the

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Casualty at the scene of an incident outside of the Aircraft;

4.2.6.1.1.2 within the Aircraft; and

4.2.6.1.1.3 after shutdown of the Aircraft,

until handover of the Casualty to a person suitably qualified and experienced in medical care to accept responsibility for the Casualty at the end of the Operation.

Note: exemption available to the NHS Paramedic element of this requirement where this standard of medical care will be deemed to be met by the Contractor utilising EMT qualified Rearcrew who are undergoing Health Professionals Council recognised training towards full NHS Paramedic qualification.

1964	K

4.2.6.1.2 The Aircraft must be able to transport either one Critical Care Patient or one incubator, together with any associated equipment required to support the Critical Care Patient or the incubator and a medical team of 3 persons.

		XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1234	K

4.2.6.1.3 The Aircraft must, throughout Aircraft Operation, have appropriate:

4.2.6.1.3.1 lighting;

4.2.6.1.3.2 power supplies for all onboard medical equipment;

4.2.6.1.3.3 one British Standard 240 Volt AC, 50 Hz, 13 Amp, 3 pin socket;

4.2.6.1.3.4 oxygen supplies;

4.2.6.1.3.5 heating;

4.2.6.1.3.6 sterile environment; and

4.2.6.1.3.7 accessibility to the Patient,

to enable medically trained persons to

		XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

provide pre-hospital medical care within the Aircraft throughout Aircraft Operation.

		4.2.6.2 Medical Equipment	XXXX	XXXX	XXXX

1232	K	4.2.6.2.1 The Medical Capability must, throughout Aircraft Operation, provide appropriate and sufficient medical supplies and equipment on board each Aircraft to enable medically trained personnel to concurrently treat and monitor 4 Casualties.

1801	K	4.2.6.2.2 The Aircraft must, throughout Aircraft Operation, enable the Rearcrew to easily access, readily, and safely deploy, and retrieve any of the medical equipment that may be required to support the treatment by the Rearcrew of a Casualty outside of the Aircraft. Such medical equipment shall have secure and crashworthy stowage within the Aircraft and (where appropriate) have an independent power source available for use by the Rearcrew.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1233	K	4.2.6.2.3 The Contractor must for all of the medical supplies (including drugs) and equipment that are required to be carried on the Aircraft, record, stow and transport these in accordance with any applicable legal and manufacturers’ requirements.

		4.2.7 Transport	XXXX	XXXX	XXXX

1203	K	4.2.7.1 All On State Airborne Systems must be capable of deploying from and retrieving to the Aircraft an MRT Standard Load in a single trip and from the air or on the ground.

5. OPERATE
		5.1 Livery/Visibility	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1166	K	5.1.1 All Aircraft shall be immediately recognisable as a SAR Aircraft and be in the standard MCA white/red livery.

1758	K 1

All Aircraft must have a conspicuous and highly visible external finish that, at all times, assists persons in readily seeing and identifying the Aircraft from both in the air and on the ground.

The Aircraft shall have no visual indication of aircraft ownership.

		5.2 Avoid Collision	- XXXX	XXXX

502	K

5.2.1          The Avionics Suite must, throughout Aircraft Operation, enable the Handling Pilot to automatically receive clear and readily interpretable warnings of any approaches to terrain or other obstacles whilst being able to continuously look out of the Cockpit.

XXXX

503	K	5.2.2 The Avionics Suite must, throughout Aircraft Operation, automatically provide the Pilots with immediate, clear and readily interpretable warnings of any potential air traffic conflicts to at

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

least a TCAS I.

5.3 One Engine Inoperative

1623	1

5.3.1          The Aircraft must, throughout Aircraft Operation, be able to remain airborne and be able to safely fly away or remain in the Hover following a single engine failure where:

5.3.1.1    the Aircraft is at the Standard SAR Operating Weight;

5.3.1.2    there is 10 knots of wind;

5.3.1.3    the Aircraft has at least 90 minutes of fuel remaining;

5.3.1.4    it is International Standard Atmosphere;

5.3.1.5    the Aircraft is at 500ft PA; and

5.3.1.6    the Aircraft is Operating OGE at a height of 50ft agl/asl.

			XXXX	XXXX	XXXX

5.4 Low Light Operations

		5.4.1 General Illumination	XXXX	XXXX	XXXX

1810	K	5.4.1.1 The Lighting System must provide sufficient illumination to carry out

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Operations in low external light levels down to 2mlux.

1157	K	5.4.1.2 The Lighting System must not adversely affect the ability of any member of the Aircrew to Operate and in particular not restrict flying Operations and the ability to provide NHS Paramedic standard of care.

		5.4.2 External Illumination	XXXX	XXXX

1151	K	5.4.2.1 The Lighting System must, throughout Aircraft Operation, provide an easily interpretable reference to the Aircrew of the positions of the rotor and the tail rotor tips relative to any obstructions to enable the Hover to be			XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

maintained with sufficient clearance between the Aircraft and any obstacles.

1155	K

5.4.2.2    The Lighting System must, throughout Winching Operations, provide a light source (and an independent immediately available back-up light source) that is:

5.4.2.2.1    fully controllable and steerable by the Winch Operator;

5.4.2.2.2    stowable; and

5.4.2.2.3    capable of use by the Winch Operator to illuminate the specific winching area during Winching Operations

XXXX

1152	K

5.4.2.3    The Lighting System must, throughout Aircraft Operation, include a light source that provides:

5.4.2.3.1    360 degree coverage beneath the Aircraft; and

5.4.2.3.2    sufficient illumination to provide visual references for the Aircrew to manoeuvre the Aircraft and to assist in

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		the location and winching phases of Operations.

1998	K

5.4.2.4    The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.2.4.1    is fully steerable by either of the Pilots without the need to release flying controls;

5.4.2.4.2    is retractable; and

5.4.2.4.3    can be used to provide additional illumination to the specific area of an incident of sufficient brightness to illuminate objects which might endanger safe operation of the Aircraft.

			XXXX

1159	1

5.4.2.5    The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.2.5.1    is deployable outside of the Aircraft;

5.4.2.5.2    has an independent power supply;

5.4.2.5.3    can be operated on a hands free basis; and

			XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.4.2.5.4 is sufficient to enable the appropriate NHS Paramedic standard of care to be administered.

1158		5.4.3 Internal Illumination	XXXX	XXXX	XXXX

1161	K

5.4.3.1     The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.3.1.1    is available at each of the Aircrew’s seats on the Aircraft and can be controlled independently by the relevant Aircrew member at that seat; and

5.4.3.1.2    provides illumination of sufficient quality to enable reading and map interpretation.

5.4.3.1.3    is fully NVG compatible.

1160	K

5.4.3.2    The Lighting System must, throughout Aircraft Operation, include light sources in the Aircraft’s internal cabin that:

5.4.3.2.1    are capable of having their intensity controlled by the Rearcrew; and

5.4.3.2.2    can provide sufficient illumination for administering appropriate

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

NHS Paramedic standard of care. 5.4.3.2.3 are capable of being operated in an NVG compatible mode.

		5.4.4 Safety and Emergency Illumination	XXXX	XXXX	XXXX

1097	K	5.4.4.1 The Lighting System must, throughout Aircraft Operation, provide a light source that, in the event of a failure of the electrical system(s) in the Aircraft, provides immediate safety and emergency lighting.

1163	K	5.4.4.2 The Lighting System shall provide a back-up light source that, in the event of a failure of the normal electrical system(s) of the Aircraft, provides sufficient illumination to ensure the continued treatment and monitoring of Casualties.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.5 Decontamination	XXXX	XXXX	XXXX

1951	K

5.5.1          The Contractor shall provide decontamination facilities for the Aircrew and Ground Crew at each Base to remove all external Health Hazards that have come into contact with clothing and body in the course of performing their duties, without the risk of cross contamination.

1952	K	5.5.2 The Contractor shall provide decontamination facilities at each Base to remove all Health Hazards from the Aircraft, without the risk of cross contamination.

5.6 Environmental Hazards

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.6.1 Meteorological/Natural

		5.6.1.1 Reduced Visibility	XXXX	XXXX	XXXX

1813	K	5.6.1.1.1 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water: 5.6.1.1.1.1 below safety altitude; and 5.6.1.1.1.2 in lateral and vertical visibility down to 50 feet.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.2 Weather Display	XXXX	XXXX	XXXX

869	K

5.6.1.2.1    The Avionics Suite must, throughout Aircraft Operation, enable the viewing of the real time location of adverse weather. This view shall:

5.6.1.2.1.1    be displayed in standard ICAO processed colour to represent the intensity of weather;

5.6.1.2.1.2    be visible to both Pilots (from their respective seats in the Aircraft) and on the Rear Cabin display;

5.6.1.2.1.3    be selectable by the Sensor Operator.

		5.6.1.3 Climate Categories	XXXX	XXXX	XXXX

1742		5.6.1.3.1 The Airborne System must at all time be able to Operate in the following climatic conditions C0 and M2.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.4 Temperature	XXXX	XXXX	XXXX

1666	1	5.6.1.4.1 The Aircraft must, without any additional protection measures and after having being subjected to an external temperature of down to minus 26 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-warming or component replacement.

1668	1	5.6.1.4.2 The Aircraft must, without any additional protection measures and after having been subjected to an external temperature of up to 40 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-cooling or component replacement.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.5 Wind	XXXX	XXXX	XXXX

1670	1	5.6.1.5.1 The Aircraft must be able to Hover: 5.6.1.5.1.1 into wind without limitation; 5.6.1.5.1.2 downwind in winds of no less than 18 knots; and 5.6.1.5.1.3 in cross-winds of no less than 30 knots.

1672	K	5.6.1.5.2 Each On State Airborne System must carry sufficient equipment to enable the Aircrew to immobilise the main and tail rotors.

1939	K	5.6.1.5.3 The Contractor must ensure that all Bases are able to continue to support Operations in wind speeds of at least up to and including the Into Wind Starting Limitations of the Aircraft.

1676		5.6.1.5.4 The Aircraft must be able to engage and shutdown rotors in winds at a steady speed or with maximum gusts of no less than: 5.6.1.5.4.1 45 knots from a direction 45

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

degrees either side of the Aircraft nose;

5.6.1.5.4.2    30 knots from a direction between 45 degrees and 135 degrees either side of the Aircraft nose; and

5.6.1.5.4.3    18 knots from the remaining sectors of the Aircraft not detailed in 5.6.1.5.4.1 and 5.6.1.5.4.2 above.

		5.6.1.6 Lightning	XXXX	XXXX	XXXX

1678	1

5.6.1.6.1    In the event of a lightning strike:

5.6.1.6.1.1    the Aircraft must maintain sufficient structural integrity to be able to Land As Soon As Possible; and

5.6.1.6.1.2    the Avionics Suite must be protected from any damage due to a power surge.

		5.6.1.7 Precipitation	XXXX	XXXX	XXXX

1681	1	5.6.1.7.1 The Aircraft and Avionics Suite must be able to Operate (without restriction) in rainfall rates of up to 200mm per hour.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1815	1	5.6.1.7.2 The Aircraft and Avionics Suite must be able to resist Hail Stones, retaining sufficient structural integrity to Land As Soon As Possible.

		5.6.1.8 Snow and Ice	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1683	1	5.6.1.8.1 The Aircraft and Avionics Suite must, in snow, continue unrestricted Operations for at least 1 hour.

1816	1	5.6.1.8.2 The Contractor must, in the event of Airframe Icing Conditions, continue to support Operations (without restriction) anywhere throughout the Threshold SAR Operating Area for all Lots and within 120 minutes of take off in Still Air Conditions for Lot One.

1817	1	5.6.1.8.3 The Aircraft must, in the event of Engine Icing Conditions, continue Operations without restriction.

1690	K	5.6.1.8.4 The Aircraft and/or Avionics Suite must provide, in an easily interpretable and readily understandable format, a warning to the Pilots of the presence of Airframe Icing Conditions and Engine Icing Conditions.

		5.6.1.9 Turbulence	XXXX	XXXX	XXXX

1698	K	5.6.1.9.1 The Aircraft must, in the event of Extreme Turbulence, maintain sufficient structural integrity to either continue flight or depart from the area of Extreme Turbulence or Land As Soon As Possible.

1699	K	5.6.1.9.2 The Aircraft and Avionics Suite must resist Severe Turbulence, and continue Operations after such an encounter.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.2 Physical	XXXX	XXXX	XXXX

		5.6.2.1 Impact Damage

1711	1	5.6.2.1.1 The Aircraft must, after the occurrence of a rotor tip strike, maintain sufficient structural integrity in order to Land As Soon As Possible.

1712	1	5.6.2.1.2 The Aircraft must, after the occurrence of a Wire Strike, maintain sufficient structural integrity to Land As Soon As Possible.

		5.6.2.2 Salt Water Exposure

1823	K	5.6.2.2.1 The Aircraft must minimise loss of performance during flight due to salt accretion in the Aircraft’s engines and must mitigate the effect of any such salt accretion after flight.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1988	K	5.6.2.2.2 The functionality of the SAR Role Equipment utilised by the Rearcrew during Operations must not be adversely affected by any exposure to salt water.

5.6.2.3 Foreign Object Damage

1820	K	5.6.2.3.1 The Aircraft engines shall be protected from ingestion of Foreign Objects in order to continue Operations.

6. SERVICE OBLIGATIONS

		6.1 Regulation of the Service	XXXX	XXXX	XXXX
1985	K	6.1.1 The Contractor must ensure that for Civil Registered Aircraft, they provide and maintain a bespoke SAR air operators certificate from the appropriate regulatory authority to permit live training and Operations.

		6.2 Training Plan	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2044	K

6.2.1     The Contractor must provide and maintain a Training Plan, in accordance with response requirements in Schedule 2.3 (Aircrew Training), to meet all the training requirements set out in the Contract; and

6.2.1.1 enables Aircrew to obtain full functionality from each System.

		6.3 Reporting	XXXX	XXXX	XXXX

1958	K

6.3.1     The Contractor shall collect metrics and deliver reports to the Department on the provision of SAR through the MIS consisting of at least:

6.3.1.1 Post-SAR Sortie Reports;

6.3.1.2     Flying Hour Returns correlated against HUMS;

6.3.1.3 Enforcement Branch Reports;

6.3.1.4 Training Records;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.3.1.5 Liaison Reports;

6.3.1.6 Medical Training

              Records;

6.3.1.7 Flying Accident Incident Reports;

6.3.1.8 Non-Flying Accidents Incident Reports; and

6.3.1.9 other Key Performance Indicator (KPI) Reports

		6.4 Crash Response Plan	XXXX	XXXX	XXXX

1050	K	6.4.1 The Contractor must maintain at each Base a Crash Response Plan that meets all applicable Law.

		6.5 Provide Equipment	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

911	K

6.5.1     The Contractor must provide, on each On State Airborne System:

6.5.1.1    a dingy or dinghies individually capable of taking at least five adults; and

6.5.1.2 sufficient life saving jackets each suitable for an adult, to meet the maximum capacity of the dinghy carried and;

which are readily deployable from the Aircraft by the Crew or passengers.

1808	1

6.5.2  The Contractor must have available at each Base a pump which:

6.5.2.1 can be stowed on the Aircraft;

6.5.2.2 is diesel powered;

6.5.2.3 has a capacity of at least 175 gallons per minute; and

6.5.2.4 can be winched,

to assist in keeping Vessels afloat.

1770	K	6.5.3 The Contractor must provide all SAR Role Equipment on each

On State Airborne System; this equipment must be capable of being raised and lowered on the Winch.

		6.6 Safety, Health, Environment and Fire	XXXX	XXXX	XXXX

6.6.1 Safety/Security

1094	K	6.6.1.1 The Contractor must provide and maintain all necessary safety equipment on each Airborne System and at each Base that is required to meet all applicable Law.

1139	K	6.6.1.2 The Contractor must respond to and report all non flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1140	K	6.6.1.3 The Contractor must respond to and report all flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

6.6.2 Noise

1129	K	6.6.2.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to noise exposure.

6.6.3 Vibration

1825	K	6.6.3.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to vibration.

		6.6.4 Crashworthiness	XXXX	XXXX

1955	K

6.6.4.1 The Aircraft must contain:

6.6.4.1.1 crashworthy seats for all occupants, with seatbelts;

6.6.4.1.2 harnesses which permit at least two persons to move freely around the Rear Cabin whilst remaining secure,

all of which must comply with all applicable Law.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.7 Presentational Standard	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2005	K	6.7.1 The Contractor must ensure that all aspects of the Service that are in public view are clean and maintained to a high presentational standard.

		6.8 Clinical Governance	XXXX	XXXX	XXXX

1229	K

The Contractor must provide and comply with a policy for medical clinical governance in accordance with Healthcare Commission instructions.

The Contractor shall arrange for a suitably experienced doctor to act as clinical director for the Contract.

		6.9 Infrastructure	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2074	K	6.9.1 The Contractor shall provide the proposed infrastructure arrangements for each base in accordance with response requirements in Schedule 2.4 (Infrastructure Requirements).

		6.10 Transition	XXXX	XXXX	XXXX

2073	K	6.10.1 The Contractor shall provide a Transition Plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

		6.11 Acceptance	XXXX	XXXX	XXXX

2075	K	6.11.1 The Contractor shall provide an Acceptance plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		6.12 Aviation Safety Management Plan	XXXX	XXXX	XXXX

2076	K	6.12.1 The Contractor shall provide an aviation safety Management Plan in accordance with response requirements in Schedule 2.6 (Aviation Safety Management Plan Requirements).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.	AW189 Contractor’s Solution

ID	Pty	United Kingdom Search And Rescue Helicopters Technical Requirements	Contractor’s Proposals	Evaluation/Assurance Supporting Documents	Acceptance Approach

1. COMMUNICATE

1.1 Internal

		1.1.1 Display	XXXX	XXXX	XXXX

1935	K

1.1.1.1 The Avionics Suite must, throughout operation of the relevant SAR Sensor, display SAR Role Sensor Data to both Pilots and to the Rear Cabin in an easily interpretable and readily understood format. Such display function must:

1.1.1.1.1 provide both Pilots and the Rearcrew with full interoperability between SAR Role Sensor Data allowing multiple layers of SAR Role Sensor Data to be displayed and overlaid concurrently; and

1.1.1.1.2 allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between display of the outputs of each SAR Sensor.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1936	K

1.1.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to display Aircraft Data and Aeronautical Data to both Pilots and to the Rear Cabin in an easily interpretable standard aviation EFIS display format. Such display function shall allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between the display of any Aircraft Data and Aeronautical Data

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.1.2 Intercommunication			XXXX

371	K	1.1.2.1 The Aircraft Internal Communication System must, throughout Aircraft Operation: 1.1.2.1.1 provide safe, clear and audible voice intercommunication between all persons onboard the Aircraft;	XXXX	XXXX

1026	K	1.1.2.1.2 be accessible to the Rearcrew at all times, including whilst the Rearcrew are moving throughout the Aircraft, without having to change any communications connections; and

1892	K	1.1.2.1.3 provide safe, clear and audible private voice intercommunication between some and/or all of the persons onboard the Aircraft.

1893	K

1.1.2.2 The Aircraft Internal Communication System must, throughout Aircraft Operation:

1.1.2.2.1 have a back up intercom facility which:

1.1.2.2.1.1 is available to all Aircrew;

1.1.2.2.1.2 provides safe, clear and audible voice intercommunication;and

1.1.2.2.1.3 is independent of the system referred to in paragraph 1.1.2.1 above.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1032	K	1.1.2.2.1.4 enable the passing of emergency information to all occupants of the Aircraft with sufficient impact to ensure they are immediately aware of an emergency.

1.2 External

		1.2.1 Comms Bands	XXXX	XXXX	XXXX

1894	K	1.2.1.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide all the Aircrew with voice intercommunication throughout: 1.2.1.1.1 the Civil VHF ATC Comms Band;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1896	K	1.2.1.1.2 the Military UHF Comms Band; and	XXXX	XXXX

320	K	1.2.1.1.3 the Marine VHF Comms Band including MRT frequencies Ch 24A and 62A	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.2 Intercommunication with Winchman	XXXX	XXXX	XXXX

2022	K

1.2.2.1 The Aircraft External Communication System and Winchman’s Individual Communication System must, throughout Aircraft Operation, enable:

1.2.2.1.1 the Winchman to have voice intercommunication with the occupants of the Aircraft via the Aircraft’s Internal Communication System at least 5km away from the Airborne System;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2023	K	1.2.2.1.2 the Winchman to have voice intercommunication with third party users of VHF FM Marine Band at least 5km away from the Winchman; and	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2024	K	1.2.2.1.3 the muting from onboard the Aircraft of the Winchman’s voice intercommunication with persons onboard or off the Aircraft whilst otherwise maintaining full operability and the ability for the Winchman to mute Aircraft intercom chatter from the Winchman’s location.	XXXX

2025	K	1.2.2.2 The Winchman’s Individual Communication System must be water resistant to IEC 529 IP67 Classification.	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.3 Intercommunication with Co-ordinating Authority	XXXX	XXXX	XXXX

1897	K	1.2.3.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and a Co-ordinating Authority with the ability to broadcast to more than one recipient.

		1.2.4 Intercommunication with other SAR Units	XXXX

1931	K

1.2.4.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and other suitably equipped Dedicated SAR Units with the ability to broadcast to more than one recipient.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.5 Intercommunication with Vessels	XXXX

1932	K

1.2.5.1        The Aircraft External Communication System must, throughout Aircraft Operation, enable voice intercommunication between the Aircrew and any Vessels in distress using the MF Distress Frequency with the ability to broadcast to more than one recipient

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.6 BLOS Communications Redundancy	XXXX	XXXX	XXXX

1898	K	1.2.6.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide at least two immediately available BLOS intercommunication facilities (one main and one backup) with no common single point of failure.

		1.2.7 Intercommunication with mobile phones	XXXX	- XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1273	K	1.2.7.1 The Contractor shall provide an Aircraft External Communication System which, throughout Aircraft Operation, enables voice and text intercommunication between the Aircrew and any user of a mobile phone connected to any UK mobile phone network provider.

		1.2.8 Portable communications facilities	XXXX	XXXX	XXXX

1018	K

1.2.8.1 The Contractor shall provide an Aircraft External Communication System which provides portable satellite communications facilities which can be used off and/or on-board the Aircraft at any time; it must have an independent power source for use away from the Aircraft.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.9 Transfer of Search Information	XXXX	XXXX	XXXX

1901	K

1.2.9.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the exchange of Search Information and the electronic transfer of Search Information data directly to and from the Avionics Suite between the Aircrew and:

1.2.9.1.1 a Co-ordinating Authority; and

1933	K	1.2.9.1.2 other suitably equipped Dedicated SAR Units.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1934	K	1.2.9.2 The Aircraft External Communication System must enable the manual transfer of Search Information to the Base Operations Room Post Flight.	XXXX	XXXX	XXXX

		1.2.10 Transfer of casualty information	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1902	1

1.2.10.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Rearcrew to transfer information on a Casualty’s condition, including medical data via electronic means, to medical facilities suitably equipped to receive such information.

		1.2.11 TETRA Communications	XXXX	XXXX

2035	K	1.2.11.1 The system shall be able to intercommunicate with all UK emergency services using TETRA or its successor.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.12 Position reporting	XXXX	XXXX

1755	K

1.2.12.1 The Aircraft External Communication System and Avionics Suite must, throughout Aircraft Operation, be able to report the position of the Aircraft to the Tasking Authority at intervals pre-selected by the Aircrew:

1.2.12.1.1 without the need for further attention by the Aircrew after initial set up; and

1.2.12.1.2 to within 100 metres lateral accuracy of the Aircraft’s true position at the time of position capture by the Avionics Suite.

		1.2.13 Monitor frequencies	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1870	K	1.2.13.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the Aeronautical Emergency Frequencies whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

1884	K	1.2.13.2 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the VHF FM Ch16 being the Maritime Emergency Frequency whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.

		1.2.14 AIS	XXXX	XXXX	XXXX

1023	K

1.2.14.1 The Avionics Suite must, throughout Aircraft Operation, be able to transmit Aircraft position and receive other users’ positions using AIS, and display through any of the Aircraft avionics displays.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		1.2.15 Visual communications	XXXX	XXXX

1022	K	1.2.15.1 The Aircraft External Communication System must, throughout Aircraft Operation during the day and by night, enable the Rearcrew to pass information from the Aircraft in a clear and readily understood visual format to persons on the surface up to 100ft from the Aircraft.

		1.2.16 Base	XXXX	XXXX	XXXX

1909	K	1.2.16.1 The Base Operations Room must support flight planning activities and provide ready access to at least the following: 1.2.16.1.1 meteorological data; 1.2.16.1.2 NOTAMS;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.2.16.1.3 air traffic control information;

1.2.16.1.4 digital and paper mapping;

1.2.16.1.5 Aircraft performance data;

1.2.16.1.6 tasking data;

1.2.16.1.7 AIS; and

1.2.16.1.8 Mission Planning and Debriefing System

1886	K	1.2.16.2 The Base Operations Room must enable clear and audible voice intercommunication between the Base Operations Room and the Tasking Authority with guaranteed connectivity between the two from a single call at all times.

1048	K	1.2.16.3 The Base Operations Room must enable continuous voice intercommunication with the Airborne System.

2. PREPARE

		2.1 Plan mission	XXXX	XXXX	XXXX

819	K

2.1.1          The Mission Planning and Debriefing System must enable the Aircrew to plan all Operations before flight through the utilisation of hard and soft copy information (the “Pre-flight Planning Process”) such that Normal Readiness can be met.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1906	K

2.1.2          The Mission Planning and Debriefing System must be able to transfer by electronic means the output of the Pre-flight Planning Process into the Avionics Suite such that it can be readily interpreted and used by the Aircrew.

		XXXX	- XXXX

1774	K

2.1.3          The Contractor must provide Aircrew with sufficient flight planning data and materials to modify the inputted flight planning data during Aircraft Operation and provide an Avionics Suite which is able to accept modifications.

		XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.2 Training

		2.2.1 SAR organisations and emergency services	XXXX	XXXX	XXXX

1989	K	2.2.1.1 The Contractor must provide at each Base: 2.2.1.1.1 Ground Familiarisation Training for Emergency Response Teams; and

1071	K	2.2.1.1.2 ERT Flying Training Exercises for Emergency Response Teams and other available non-Contractor SAR assets including Ministry of Defence aircraft.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.2.2 Aircrew

		2.2.2.1 Conversion Training	XXXX	XXXX	XXXX
1828	K

2.2.2.1.1 The Personnel and Training System must:

2.2.2.1.1.1 ensure that all Pilots, at the time of the commencement of their operational duties for the Contractor, are suitably qualified (having passed a recognised type rating training course) and can Operate the Airborne System by day and by night; and

1841	K	2.2.2.1.1.2 ensure that all Rearcrew at the time of the commencement of their operational duties for the Contractor are suitably trained to Operate the Airborne System by day and by night.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.2.2.2 Aircrew Continuation Training	XXXX	XXXX	XXXX
1850	K

2.2.2.2.1 The Contractor shall ensure that a total of 50 flying hours per Month of SAR role flying training is completed at each location.

2.2.2.2.2 It is anticipated that all training hours should be consumed within the Month. If this cannot be achieved a maximum of 10 hours can be carried over to the following Month at the contractor’s discretion. Hours in excess of this limit must be agreed with the Department.

2.2.2.2.3 In the event that monthly flying training targets are not achieved, the Contractor shall ensure that such shortfalls are averaged out over the year.

2.2.2.2.4 The Contractor shall provide details of the proposed Crew training programme.

1981	K	2.2.2.2.5 The Personnel and Training System must be able to simulate to all Aircrew, all emergency situations and conditions that the Aircrew might encounter during Operations and simulate, on the Aircraft during flight, a range of emergency situations and conditions that the Aircrew might encounter during Operations.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.3 Crew experience
1759	1

2.3.1

2.3.1.1.       The Contractor shall provide Aircraft Commanders with previous experience of at least 2500 helicopter flying hours each.

2.3.1.1.1     The Contractor shall provide Aircraft Commanders with previous experience of at least 1000 flying hours in multi-engined helicopters each.

2.3.1.1.2     The Contractor shall provide Aircraft Commanders with previous experience of at least 50 flying hours on each type.

2.3.1.1.3     The Contractor shall provide Aircraft Commanders with at least 250 flying hours previous military/civilian SAR helicopter experience each.

2.3.1.1.4     All Aircraft Commanders shall be instrument rated.

			XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1760	1

2.3.1.2. The Contractor shall provide Crew Co-Pilots with previous experience of at least 750 helicopter flying hours each.

2.3.1.2.1 The Contractor shall ensure that all Co-Pilots are instrument rated.

1761	1

2.3.2           The contractor shall provide Winch Operators with at least one year’s experience each in a dedicated military/civilian SAR unit.

2.3.2.1       The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

			XXXX	XXXX	XXXX
1762	1

2.3.3           The Contractor shall provide Winchmen with at least 3 Month’s experience each in a dedicated military/civilian SAR unit.

2.3.3.1       The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

2077	K	2.3.4 The Contractor shall ensure the continuing professional development of medically qualified Rearcrew to maintain medical standards and currency law policy set by the clinical director.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		2.4 Availability	XXXX	XXXX	XXXX
1975	K	2.4.1 An Airborne System shall be On State for 98% of the Declared Operating Time at each Base.

3. PROJECT

1970	K

3.1              [For Lot 1] The Contractor shall provide a service at, or in the vicinity of, Sumburgh, Stornoway, Culdrose, Leconfield and Valley with a larger minimum rescue capacity per Aircraft of 8 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 200nm (250nm at Stornoway).

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1971	K

3.2    [For Lot 2] The Contractor shall provide a service at Lee on the Solent, at or in the vicinity of Chivenor, Prestwick, Lossiemouth and Wattisham with a smaller minimum rescue capacity per Aircraft of 4 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 170nm.

			XXXX	XXXX	XXXX

2048	K	3.3 All of the Aircraft must be capable of being refuelled using pressure fed aviation refuelling/defueling systems.	- XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2009	K

3.4              The Contractor must, at any time, be able to deploy each On State Airborne System for a period of 12 hours, including a total of 8 flying hours, without the need for any external support or supplies other than aviation fuel.

			XXXX	XXXX

4. OPERATE

4.1 General operations

4.1.1 Manoeuvre

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.1.1 Take off/landing	XXXX	XXXX
467	K	4.1.1.1.1 All Aircraft must be able to take off from and land on Unprepared Surfaces without damage to any part of the Aircraft that renders it unable to Operate.	XXXX	XXXX	XXXX
587	K	4.1.1.1.2 The Aircraft must be able to take off from, land, start up and shut down on surfaces sloping at up to 10 degrees in any direction.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1969	1	4.1.1.1.3 The Aircraft must be able to, within ship operating limits, land, hold on deck and subsequently depart from any Vessel that is capable of accepting the Aircraft.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1263	K	4.1.1.1.4 The Aircraft must at all times be fully operable from both Pilot seats within the Aircraft throughout the flight envelope.	XXXX	XXXX

901	K

4.1.1.1.5 The Aircraft and the Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from forward flight to the Hover (or relative Hover) over a designated stationary or moving point at:

(i) all speeds technically achievable by the Aircraft; and

(ii) any height at or below 1000ft amsl, either in a coastal environment, or an overwater environment and in zero visibility. At any time during the transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

			XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

908	K	4.1.1.1.6 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to safely approach down to 150m of a surface Vessel, fixed structure or coastline in a Reduced Cue Environment.	XXXX	XXXX	XXXX

1968	K	4.1.11.7 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to:	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.1.1.7.1 approach Offshore Installations in a lateral visibility of 150m or greater; and 4.1.1.1.7.2 approach to and depart from Offshore Installations in 25m lateral and vertical visibility.

909	K

4.1.1.1.8     The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from Hover over a stationary or moving point to forward flight with an exit gate of 1000ft amsl and below and a speed at or above Vmin plus 10 knots. At any time during this transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

			XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.2 Winch Operations

		4.1.2.1 Automatic Hover	XXXX	XXXX	XXXX

959	K

4.1.2.1.1 The Avionics Suite must, in a Reduced Cue Environment and whilst in an automatic Hover:

i. enable the Aircraft to maintain that Hover to within 5 feet in the lateral and vertical plane of the Aircraft’s desired position.

ii. allow either Pilot a graduated control input to give a hovertaxy speed of up to 10 knots in any lateral direction.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.2.2. Winch Operator Adjustments	XXXX	XXXX	XXXX

960	K	4.1.2.2.1 The Avionics Suite must, whilst in an automatic hover, enable the Winch Operator a graduated method of adjusting the lateral position of the Aircraft from the Winch Operator’s normal Crew position within the Aircraft at up to 10 knots in any lateral direction without any direct involvement of the Pilots. At any time during this activity, either Pilot must be able to immediately recover manual, lateral control of the Aircraft.

		4.1.2.3 Spatial awareness	XXXX	XXXX	XXXX

862	K

4.1.2.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.2.3.2 detect and display to the Aircrew the relative position of surface contacts in the maritime environment down to a range of 150m with sufficient resolution to detect Vessels and assist in collision avoidance against all surface contacts; and

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1990	1

4.1.2.3.3          determine and display to the Aircrew the track to within +/- 5 degrees of actual track and speed to within +/- 2 knots of actual speed of such detected surface contacts in the maritime environment.

		XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

868	K	4.1.2.3.4 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water, in the vicinity of coastlines and in a Reduced Cue Environment down to 150m lateral visibility.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.3 Navigation/Flight Guidance

1945		4.1.3.1. Operations in Controlled Airspace	XXXX	XXXX	XXXX

477	K

4.1.3.1.1 The Airborne System and Avionics Suite must enable Operations in all classes of airspace:

4.1.3.1.1.1 at all times;

4.1.3.1.1.2 without restriction due to Avionic Suite limitations;

4.1.3.1.1.3 without restriction due to Aircrew qualifications;

4.1.3.1.1.4 under relevant Visual Flight Rules; and

4.1.3.1.1.5 under relevant Instrument Flight Rules.

		4.1.3.2 Display	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1940	K

4.1.3.2.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.2.1.1 continuously display the Aircraft’s geographic position to both Pilot seats within the Aircraft and to an additional display in the Rear Cabin; and

1942	K	4.1.3.2.1.2 such display of the Aircraft’s geographic position shall be capable of being displayed in the following formats: latitude, longitude, British National Grid and Irish National Grid.

		4.1.3.3 Accuracy	XXXX	XXXX	XXXX

1506	K

4.1.3.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.3.1.1 determine the optimal available navigational solution derived from all navigational inputs available to the Avionics Suite; and

1528	K	4.1.3.3.1.2 ensure the accuracy of the navigational solution is within 12 metres of the Aircraft’s true 3-D position	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.3.4 Route Plans/Way Points	XXXX	XXXX	XXXX

1503	K

4.1.3.4.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.4.1.1 electronically store at least 20 user-defined route plans and retain such stored route plans during periods when no power is supplied to the Avionics Suite;

4.1.3.4.1.2 modify any stored route plan at any time from within the Aircraft;

975	K	4.1.3.4.1.3 automatically execute stored route plans without the need for further Aircrew intervention once executed but still allow Aircrew the ability to modify once executed; and

1943	1	4.1.3.4.1.4 electronically store and/or modify from within the Aircraft at any time at least 200 fixed or moving Waypoints and be able to retain such Waypoints, at the discretion of the Aircrew, during periods when no power is supplied to the Avionics Suite.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.3.5 Navigation Data Source Redundancy	XXXX	XXXX	XXXX

1524	K	4.1.3.5.1 The Avionics Suite must, following failure of a single navigational data source, maintain sufficient integrity to ensure that the navigation solution allows continuity of Aircraft Operations and completion of the Tasking Authority’s instruction.

		4.1.3.6 SAR Specific Functions	XXXX	XXXX	XXXX

830	1	4.1.3.6.1 The Avionics Suite must, throughout Aircraft Operation:

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.3.6.1.1 enable the Aircraft to undertake Standard Search Patterns selected by the Aircrew without the need for further Aircrew intervention once executed and reduce the need for Aircrew monitoring and

831	K	4.1.3.6.1.2 enable the Aircrew to select alternate Standard Search Patterns, modify the dimensions of and suspend and/or resume executed Standard Search Patterns.

1508	1	4.1.3.6.1.3 The Pilots must be able to input specific position and height information into the Avionics Suite in order to provide for an automated Aircraft letdown to such designated position and height. Position information must be capable of being automatically derived and electronically passed (preferably in a single operation) from SAR Sensors to the Avionics Suite to provide an automated letdown to such position.	XXXX	XXXX

1962	K

4.1.3.6.1.4 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to:

4.1.3.6.1.5 fix and record the position of stationary objects; and

4.1.3.6.1.6 fix, record and predict the future position of moving objects over time.

			XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.1.4 Performance	XXXX	XXXX	XXXX

1822	1

4.1.4.1 All On State Airborne Systems must be capable of retaining the Hover:

4.1.4.1.1 outside of Ground Effect whilst delivering an MRT Standard Load at or below 4000ft amsl at ISA +15 degrees centigrade in still air; and

4.1.4.1.2 with 30 minutes SAR Endurance remaining, at the location of any SAR Incident in the Mountainous Regions of the UK SRR.

1973	1	4.1.4.2 The Airborne System must, throughout Aircraft Operation, be capable of climbing to and maintaining 10,000ft PA at ISA temperature.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.5 Storage, Recording and Playback

		4.1.5.1 Data Recording	XXXX	XXXX	XXXX

1775	K

4.1.5.1.1 The Avionics Suite must, throughout Aircraft Operation, be able to continuously electronically record the Aircraft IR Sensor imagery for greater than or equal to the maximum un-refuelled endurance of the Aircraft. The electronic recording of IR Sensor imagery must be:

4.1.5.1.1.1 capable of being turned on or off by the Sensor Operator;

4.1.5.1.1.2 of the same or better visual quality to that displayed to the Aircrew by the relevant SAR Sensor; and

4.1.5.1.1.3 tagged with the same information as that displayed to the Aircrew by the relevant SAR Sensor (including but not limited to date and time).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1914	K

4.1.5.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record the imagery of persons on either of the Winches. The electronic imagery recording of persons on the in-use Winch must:

4.1.5.1.2.1 be capable of being turned on and off by the Winch Operator;

4.1.5.1.2.2 be able to continuously record for the duration of use of the relevant Winch during Operations; and

4.1.5.1.2.3 be of suitable visual quality to contribute to the debrief process and public relations material.

4.1.5.1.2.4 not require Winch Operator input to swap between in-use Winches in the event of an in flight Winch changeover.

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1915	K	4.1.5.1.3 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record on the Aircraft the surface track flown by the Aircraft. The recording time available for recording shall be equal to or greater than the maximum unrefueled endurance of the Aircraft.	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1916	1

4.1.5.1.4 The Avionics Suite must, throughout Aircraft Operation, be able to electronically record intercom audio data. The electronic recording of intercom audio data must be:

4.1.5.1.4.1 capable of being turned on or off by the Aircrew;

XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.1.5.1.4.2 able to continuously record for greater than or equal to the maximum unrefueled endurance of the Aircraft; and

4.1.5.1.4.3 of suitable audio quality to contribute to the debrief process and public relations material.

4.1.5.1.4.4 Neither the Department nor the Contractor shall use the electronic recording of intercom audio data in 4.1.5.1.4 above without permission of all persons on the recording.

		4.1.5.2 Data Playback	XXXX	XXXX

1924	1	4.1.5.1 No recorded requirement – Blank Field

1925	1	4.1.5.2.2 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of persons on the in-use Winch.			XXXX

1926	1	4.1.5.2.3 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of the surface track flown by the Aircraft and on the Aircraft during that flight to the Winch Operator’s sensor station.

1927	1	4.1.5.2.4 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, the intercom audio data recordings.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2 SAR Operations

		4.2.1 Scramble	XXXX	XXXX	XXXX

1978	K	4.2.1.1 The Contractor must be able to respond rapidly with each On State Airborne System to a Tasking.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1244	K	4.2.1.2 The Aircraft shall allow the safe and rapid embarkation and/or disembarkation of the Aircraft’s occupants, whilst the Aircraft rotors are turning at flying speed, without the use of any external equipment which is not on or fixed to the Aircraft throughout Aircraft Operation.	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2.2 Search

		4.2.2.1 Visual Search	XXXX	XXXX	XXXX

1790	1

4.2.2.1.1 The Aircraft must be configured to enable the combined Crew to have, without any electronic visual aids, an unrestricted:

4.2.2.1.1.1 360 degree view referenced to the Aircraft’s lateral axis; and

4.2.2.1.1.2 view from the edge of the rotor disk to directly beneath the Aircraft.

1938	1	4.2.2.1.2 The Airborne System must be ergonomically designed and equipped to assist each member of the Aircrew (other than the Handling Pilot) to conduct visual searches (without any electronic visual aids) for uninterrupted periods, each period comprising of no less than 20 minutes.	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1792	K	4.2.2.1.3 The Avionics Suite must enable Aircrew to conduct aided visual searches in low light conditions down to 2 mlux.	XXXX	XXXX

848	K	4.2.2.1.4 The Aircrew must be able to view any enhanced (through amplified intensity) external low light images seen when conducting the aided visual searches in a monochrome display.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.2.2 Sensor Search	XXXX	XXXX	XXXX

1794	K	4.2.2.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to manually select and automatically align any individual SAR Sensor to the output of any other SAR Sensor throughout the flight envelope of the SAR Sensors.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.2.2.2 Radar Search	XXXX	XXXX	XXXX

860	K

4.2.2.2.2.1 the determination of a Target’s position (such a Target being detected by radar) with sufficient accuracy and resolution to enable the Aircrew to conduct an effective search; and

4.2.2.2.2.2 to undertake Operations over water below safety altitude in IMC.

864	K	4.2.2.2.2.3 The Avionics Suite must be able to create a minimum 120 degree arc radar picture (being fixed at 60 degrees either side of the nose of the Aircraft) with a scanner tilt facility.

872	K	4.2.2.2.2.4 The Avionics Suite must be able to interrogate SARTs on a 9GHz frequency.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.2.2.3 IR Search	XXXX	XXXX	XXXX

858	1	4.2.2.2.3.1 The Avionics Suite must provide unrestricted IR Sensor coverage of 360 degree in a lateral arc around the Aircraft.

851	K	4.2.2.2.3.2 The Avionics Suite must be able to distinguish persons against their immediate environment (with reference to difference in emissivity) with sufficient accuracy and resolution to permit detection of a person or persons in the water at a slant range of at least 750 metres from the Aircraft and display this to the Rear Cabin

852	K	4.2.2.2.3.3 The Avionics Suite must enable the display of the relative bearing of a Target detected by the IR Sensor relative to the Aircraft on the IR Sensor image.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2.3 Locate

		4.2.3.1 Homing	XXXX	XXXX	XXXX

1891	K	4.2.3.1.1 The Avionics Suite must be able to: 4.2.3.1.1.1 Home onto the source of any MF Distress Frequency (2182 KHz);

1890	K	4.2.3.1.1.2 Home onto the source of any continuous UHF transmission;		-

882	K	4.2.3.1.1.3 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of at least 2 simultaneous UHF transmissions on a frequency of 243 MHz;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2015	K	4.2.3.1.1.4 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous 406 MHz beacon transmissions and embedded data including GPS positioning information;

1889	K	4.2.3.1.1.5 Home onto the source of any continuous Marine VHF Comms Band or AM Airband transmission;

880	K	4.2.3.1.1.6 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF AM transmissions on a frequency of 121.5 MHz;

2042	K	4.2.3.1.1.7 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF FM Marine Band transmissions on a frequency of 156.8 MHz (Marine Channel 16 – distress);

1987	K	4.2.3.1.1.8 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous training beacon transmissions on frequencies of 122.55 MHz and/or 245.1 MHz;

887	K	4.2.3.1.1.9 indicate to the Pilots in an easily and readily understandable format when the Aircraft is directly overhead the source of any transmission to which it is homing and the signal strength of the transmissions.

		4.2.3.2 Beacon Audio Signals	XXXX	XXXX	XXXX

889	K	4.2.3.2.1 The Avionics Suite must enable the Aircrew to receive audio signals, through the homer aerials, from rescue beacons transmitting on frequencies of 121.5 MHz, 243.0 MHz, 406 MHz, 122.55 MHz and 245.1 MHz and each member of the Aircrew must, at their own discretion, be able to increase and/or reduce the volume, including down to zero.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.3.3 Air Deployable Marking	XXXX	XXXX	XXXX

1961	1	4.2.3.3.1 The Aircraft must be equipped with an air deployable device with an endurance of at least one hour that the Aircrew can use to mark a position by electronic means such that the position can be readily located again by any Airborne System.

1960	1	4.2.3.3.2 The Aircraft must be equipped with air deployable devices that the Aircrew can use to mark positions by visual means for a period of at least two minutes such that the position can be readily located again by the Airborne System by day and night.

		4.2.4 Rescue

		4.2.4.1 Winching Operations

		4.2.4.1.1 Normal Operations

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2050	K	4.2.4.1.1.1 The Winch System must comply with all applicable European Aviation Safety Agency (EASA) and Civil Aviation Authority (CAA) regulations.	XXXX	XXXX	XXXX

1996	K	4.2.4.1.1.2 The Winch System must be sited such that the Winch Operator has an unrestricted view during Winching Operations of both the Target and any persons on the Winch. Pilots have an optimum view of the Target.	XXXX	XXXX

2014	K	4.2.4.1.1.3 The Winch System, through its configuration and equipment, must enable the Winch Operator to Operate the Winch System whilst carrying out concurrent duties.		-

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1997	K	4.2.4.1.1.4 The Winch System must, throughout Aircraft Operation, allow for free and unimpeded entry into and exit out of the Aircraft of a Stretcher and its occupants during Winch Operations, and in particular the Stretcher must have full and free movement about the vertical axis and/or not be pitched more than 30 degrees about the lateral axis.

1806	K	4.2.4.1.1.5 The Winch System must, throughout Aircraft Operation, be independently controllable from the Winch Operator’s normal station and the Aircraft Commander’s seat during Winch Operations in the Aircraft and the Co-Pilot’s seat in the Aircraft.

913	K

4.2.4.1.1.6 The Winch System must, throughout Aircraft Operation:

4.2.4.1.1.6.1 have a Winch Cable length of at least 290 feet and have no restrictions on the minimum Winch Cable length for Winching Operations;

2016	K	4.2.4.1.1.6.2 be able to winch continuously without the need to pause between Winch Cycles;

2017	K	4.2.4.1.1.6.3 be able to undertake Winching Operations without any restrictions due to Fleet Angle.

915	K	4.2.4.1.1.6.4 be able to, in a single Winching Operation, lift any weight up to and including 600 lbs;

1992	K	4.2.4.1.1.6.5 be able to winch a 400 lb load at any speed in excess of 250 feet per minute with variable speed control, fully proportional to displacement of the control for the Winch by the Winch Operator;

1804	K	4.2.4.1.1.6.6 be able to winch precisely and safely (including by means of a precision winching facility and safety clutch) without causing injury due to sudden take up of the load on the Winch; and

922	K	4.2.4.1.1.6.7 be able to respond to commands from the Winch Operator with no detectable time delay between the Winch Operator displacing of the control for the Winch and the Winch correctly responding.

		4.2.4.1.2 Abnormal Operations	XXXX	XXXX	XXXX

929	K	4.2.4.1.2.1 The Winch System must have a secondary winch facility and such system shall have performance equal to the primary Winch System and allow inter-Winch transfers from either Winch System to the other Winch System whilst under load.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

916	K	4.2.4.1.2.2 The Winch System must, throughout Aircraft Operation, enable the Winch Operator and the Pilots to each, acting independently, be able to instantaneously and in a single operation sever the in-use Winch Cable (being either the primary or secondary Winch Cable, as the case may be) provided always that the primary or secondary Winch Cables cannot be severed inadvertently without either Pilot releasing the flight controls.	XXXX	XXXX

1995	K	4.2.4.1.2.3 The Winch System must, throughout Aircraft Operation, be capable of Winching Operations in the event of a failure of any or all systems on the Aircraft (other than those directly associated with the Winch System).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.2 Casualties/Survivors	XXXX	XXXX	XXXX

1802	K	4.2.4.2.1 The Airborne System must allow Casualties and Survivors to freely embark on and disembark from the Airborne System when on the ground without any adverse affect to their physical condition.

4.2.4.2.2 Numbers

		4.2.4.2.2.1 Larger Minimum Rescue Capacity		XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2071	K	4.2.4.2.2.1 [For Lot 1] The Contractor must, throughout Aircraft Operation be able to rescue up to 8 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area within 120 minutes of take off in Still Air Conditions.

		4.2.4.2.2.2 Smaller Minimum Rescue Capacity	XXXX	XXXX	XXXX

2072	K	4.2.4.2.2.2.1 [For Lot 2] The Contractor must, throughout Aircraft Operation be able to rescue up to 4 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area.

		4.2.4.2.3 Anthropometrics	XXXX	XXXX	XXXX

933	K	4.2.4.2.3.1 The Airborne System must, throughout Aircraft Operation, be able to rescue an adult weighing 300lbs.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

934	K	4.2.4.2.3.2 The Airborne System must, throughout Aircraft Operation, be able to rescue babies and children.

		4.2.4.2.4 Casualty Incapacity	XXXX	XXXX	XXXX

948	K	4.2.4.2.4.1 The Airborne System must, throughout Aircraft Operation, be able to rescue immobile and/or unconscious Casualties who are incapable of self-help.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.4.3 Recovery	XXXX	XXXX	XXXX

1965	K	4.2.4.3.1 The Airborne System must be capable of recovering up to 4 human bodies.

4.2.5 Incident Location

950	K	4.2.5.1 The Airborne System must, throughout Aircraft Operation, provide the Winchman with specialist equipment to rescue Casualties and/or Survivors from entangled situations.	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1963	K	4.2.5.2 The Airborne System must, throughout Aircraft Operation, be able to rescue Casualties and/or Survivors whilst the Aircraft is Operating in proximity to obstructions down to 10 feet MSC.	XXXX	XXXX	XXXX

4.2.6 Medical

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.6.1 Medical treatment	XXXX	XXXX	XXXX

1798	K

4.2.6.1.1 The Medical Capability must, throughout Aircraft Operation, be able to concurrently deliver, through separate Rearcrew, NHS Paramedic and NHS EMT medical care on each Airborne System:

4.2.6.1.1.1 from first contact with the Casualty at the scene of an incident outside of the Aircraft;

4.2.6.1.1.2 within the Aircraft; and

4.2.6.1.1.3 after shutdown of the Aircraft,

until handover of the Casualty to a person suitably qualified and experienced in medical care to accept responsibility for the Casualty at the end of the Operation.

Note: exemption available to the NHS Paramedic element of this requirement where this standard of medical care will be deemed to be met by the Contractor utilising EMT qualified Rearcrew who are undergoing Health Professionals Council recognised training towards full NHS Paramedic qualification.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1964	K	4.2.6.1.2 The Aircraft must be able to transport either one Critical Care Patient or one incubator, together with any associated equipment required to support the Critical Care Patient or the incubator and a medical team of 3 persons.	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1234	K

4.2.6.1.3 The Aircraft must, throughout Aircraft Operation, have appropriate:

4.2.6.1.3.1 lighting;

4.2.6.1.3.2 power supplies for all onboard medical equipment;

4.2.6.1.3.3 one British Standard 240 Volt AC, 50 Hz, 13 Amp, 3 pin socket;

4.2.6.1.3.4 oxygen supplies;

4.2.6.1.3.5 heating;

4.2.6.1.3.6 sterile environment; and

4.2.6.1.3.7 accessibility to the Patient,

to enable medically trained persons to provide pre-hospital medical care within the Aircraft throughout Aircraft Operation.

		XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		4.2.6.2 Medical Equipment	XXXX	XXXX	XXXX

1232	K	4.2.6.2.1 The Medical Capability must, throughout Aircraft Operation, provide appropriate and sufficient medical supplies and equipment on board each Aircraft to enable medically trained personnel to concurrently treat and monitor 4 Casualties.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1801	K	4.2.6.2.2 The Aircraft must, throughout Aircraft Operation, enable the Rearcrew to easily access, readily, and safely deploy, and retrieve any of the medical equipment that may be required to support the treatment by the Rearcrew of a Casualty outside of the Aircraft. Such medical equipment shall have secure and crashworthy stowage within the Aircraft and (where appropriate) have an independent power source available for use by the Rearcrew.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1233	K

4.2.6.2.3     The Contractor must for all of the medical supplies (including drugs) and equipment that are required to be carried on the Aircraft, record, stow and transport these in accordance with any applicable legal and manufacturers’ requirements.

			XXXX	XXXX

		4.2.7 Transport	XXXX	XXXX	XXXX

1203	K	4.2.7.1 All On State Airborne Systems must be capable of deploying from and retrieving to the Aircraft an MRT Standard Load in a single trip and from the air or on the ground.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5. OPERATE

		5.1 Livery/Visibility	XXXX	XXXX	XXXX

1166	K	5.1.1 All Aircraft shall be immediately recognisable as a SAR Aircraft and be in the standard MCA white/red livery.

1758	K 1

All Aircraft must have a conspicuous and highly visible external finish that, at all times, assists persons in readily seeing and identifying the Aircraft from both in the air and on the ground.

The Aircraft shall have no visual indication of aircraft ownership.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.2 Avoid Collision	XXXX	XXXX	XXXX

502	K

5.2.1          The Avionics Suite must, throughout Aircraft Operation, enable the Handling Pilot to automatically receive clear and readily interpretable warnings of any approaches to terrain or other obstacles whilst being able to continuously look out of the Cockpit.

503	K

5.2.2          The Avionics Suite must, throughout Aircraft Operation, automatically provide the Pilots with immediate, clear and readily interpretable warnings of any potential air traffic conflicts to at least a TCAS I.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.3 One Engine Inoperative	XXXX	XXXX	XXXX

1623	1

5.3.1          The Aircraft must, throughout Aircraft Operation, be able to remain airborne and be able to safely fly away or remain in the Hover following a single engine failure where:

5.3.1.1 the Aircraft is at the Standard SAR Operating Weight;

5.3.1.2 there is 10 knots of wind;

5.3.1.3 the Aircraft has at least 90 minutes of fuel remaining;

5.3.1.4 it is International Standard Atmosphere;

5.3.1.5 the Aircraft is at 500ft PA; and

5.3.1.6 the Aircraft is Operating OGE at a height of 50ft agl/asl.

5.4 Low Light Operations

		5.4.1 General Illumination	XXXX	XXXX	XXXX

1810	K	5.4.1.1 The Lighting System must provide sufficient illumination to carry out Operations in low external light levels down to 2mlux.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1157	K	5.4.1.2 The Lighting System must not adversely affect the ability of any member of the Aircrew to Operate and in particular not restrict flying Operations and the ability to provide NHS Paramedic standard of care.	XXXX	XXXX	XXXX

5.4.2 External Illumination

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1151	K	5.4.2.1 The Lighting System must, throughout Aircraft Operation, provide an easily interpretable reference to the Aircrew of the positions of the rotor and the tail rotor tips relative to any obstructions to enable the Hover to be maintained with sufficient clearance between the Aircraft and any obstacles.

1155	K

5.4.2.2 The Lighting System must, throughout Winching Operations, provide a light source (and an independent immediately available back-up light source) that is:

5.4.2.2.1 fully controllable and steerable by the Winch Operator;

5.4.2.2.2 stowable; and

5.4.2.2.3 capable of use by the Winch Operator to illuminate the specific winching area during Winching Operations

1152	K

5.4.2.3 The Lighting System must, throughout Aircraft Operation, include a light source that provides:

5.4.2.3.1 360 degree coverage beneath the Aircraft; and

5.4.2.3.2 sufficient illumination to provide visual references for the Aircrew to manoeuvre the Aircraft and to assist in the location and winching phases of Operations

1998	K

5.4.2.4 The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.2.4.1 is fully steerable by either of the Pilots without the need to release flying controls;

5.4.2.4.2 is retractable; and

5.4.2.4.3 can be used to provide additional illumination to the specific area of an incident of sufficient brightness to illuminate objects which might endanger safe operation of the Aircraft.

1159	1	5.4.2.5 The Lighting System must, throughout Aircraft Operation, include a light source that: 5.4.2.5.1 is deployable outside of the Aircraft; 5.4.2.5.2 has an independent power supply;	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.4.2.5.3 can be operated on a hands free basis; and 5.4.2.5.4 is sufficient to enable the appropriate NHS Paramedic standard of care to be administered.

1158		5.4.3 Internal Illumination	XXXX	XXXX	XXXX

1161	K

5.4.3.1 The Lighting System must, throughout Aircraft Operation, include a light source that:

5.4.3.1.1 is available at each of the Aircrew’s seats on the Aircraft and can be controlled independently by the relevant Aircrew member at that seat; and

5.4.3.1.2 provides illumination of sufficient quality to enable reading and map interpretation.

5.4.3.1.3 is fully NVG compatible.

1160	K

5.4.3.2 The Lighting System must, throughout Aircraft Operation, include light sources in the Aircraft’s internal cabin that:

5.4.3.2.1 are capable of having their intensity controlled by the Rearcrew; and

5.4.3.2.2 can provide sufficient illumination for administering appropriate NHS Paramedic standard of care.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.4.3.2.3 are capable of being operated in an NVG compatible mode.

		5.4.4 Safety and Emergency Illumination	XXXX	XXXX	XXXX

1097	K	5.4.4.1 The Lighting System must, throughout Aircraft Operation, provide a light source that, in the event of a failure of the electrical system(s) in the Aircraft, provides immediate safety and emergency lighting.

1163	K	5.4.4.2 The Lighting System shall provide a back-up light source that, in the event of a failure of the normal electrical system(s) of the Aircraft, provides sufficient illumination to ensure the continued treatment and monitoring of Casualties.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.5 Decontamination	XXXX	XXXX	XXXX

1951	K

5.5.1      The Contractor shall provide decontamination facilities for the Aircrew and Ground Crew at each Base to remove all external Health Hazards that have come into contact with clothing and body in the course of performing their duties, without the risk of cross contamination.

1952	K	5.5.2 The Contractor shall provide decontamination facilities at each Base to remove all Health Hazards from the Aircraft, without the risk of cross contamination.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.6 Environmental Hazards

5.6.1 Meteorological/Natural

		5.6.1.1 Reduced Visibility	XXXX	XXXX	XXXX

1813	K	5.6.1.1.1 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water: 5.6.1.1.1.1 below safety altitude; and 5.6.1.1.1.2 in lateral and vertical visibility down to 50 feet.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.2 Weather Display	XXXX	XXXX	XXXX

869	K

5.6.1.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the viewing of the real time location of adverse weather. This view shall:

5.6.1.2.1.1 be displayed in standard ICAO processed colour to represent the intensity of weather;

5.6.1.2.1.2 be visible to both Pilots (from their respective seats in the Aircraft) and on the Rear Cabin display;

5.6.1.2.1.3 be selectable by the Sensor Operator.

		5.6.1.3 Climate Categories	XXXX	• XXXX	XXXX

1742		5.6.1.3.1 The Airborne System must at all time be able to Operate in the following climatic conditions C0 and M2.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.4 Temperature	XXXX	XXXX	XXXX

1666	1	5.6.1.4.1 The Aircraft must, without any additional protection measures and after having being subjected to an external temperature of down to minus 26 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-warming or component replacement.

1668	1	5.6.1.4.2 The Aircraft must, without any additional protection measures and after having been subjected to an external temperature of up to 40 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-cooling or component replacement.		-

		5.6.1.5 Wind	XXXX	XXXX	XXXX

1670	1	5.6.1.5.1 The Aircraft must be able to Hover: 5.6.1.5.1.1 into wind without limitation; 5.6.1.5.1.2 downwind in winds of no less than 18 knots; and

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.6.1.5.1.3 in cross-winds of no less than 30 knots.

1672	K	5.6.1.5.2 Each On State Airborne System must carry sufficient equipment to enable the Aircrew to immobilise the main and tail rotors.	XXXX	XXXX

1939	K	5.6.1.5.3 The Contractor must ensure that all Bases are able to continue to support Operations in wind speeds of at least up to and including the Into Wind Starting Limitations of the Aircraft.	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1676	K

5.6.1.5.4 The Aircraft must be able to engage and shutdown rotors in winds at a steady speed or with maximum gusts of no less than:

5.6.1.5.4.1 45 knots from a direction 45 degrees either side of the Aircraft nose;

5.6.1.5.4.2 30 knots from a direction between 45 degrees and 135 degrees either side of the Aircraft nose; and

5.6.1.5.4.3 18 knots from the remaining sectors of the Aircraft not detailed in 5.6.1.5.4.1 and 5.6.1.5.4.2 above.

			XXXX	XXXX

		5.6.1.6 Lightning	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1678	1

5.6.1.6.1 In the event of a lightning strike:

5.6.1.6.1.1 the Aircraft must maintain sufficient structural integrity to be able to Land As Soon As Possible; and

5.6.1.6.1.2 the Avionics Suite must be protected from any damage due to a power surge.

		5.6.1.7 Precipitation	XXXX	XXXX	XXXX

1681	1	5.6.1.7.1 The Aircraft and Avionics Suite must be able to Operate (without restriction) in rainfall rates of up to 200mm per hour.

1815	1	5.6.1.7.2 The Aircraft and Avionics Suite must be able to resist Hail Stones, retaining sufficient structural integrity to Land As Soon As Possible.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.1.8 Snow and Ice	XXXX	XXXX	XXXX

1683	1	5.6.1.8.1 The Aircraft and Avionics Suite must, in snow, continue unrestricted Operations for at least 1 hour.

1816	1	5.6.1.8.2 The Contractor must, in the event of Airframe Icing Conditions, continue to support Operations (without restriction) anywhere throughout the Threshold SAR Operating Area for all Lots and within 120 minutes of take off in Still Air Conditions for Lot One.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1817	1	5.6.1.8.3 The Aircraft must, in the event of Engine Icing Conditions, continue Operations without restriction.

1690	K	5.6.1.8.4 The Aircraft and/or Avionics Suite must provide, in an easily interpretable and readily understandable format, a warning to the Pilots of the presence of Airframe Icing Conditions and Engine Icing Conditions.

		5.6.1.9 Turbulence	XXXX	XXXX	XXXX

1698	K	5.6.1.9.1 The Aircraft must, in the event of Extreme Turbulence, maintain sufficient structural integrity to either continue flight or depart from the area of Extreme Turbulence or Land As Soon As Possible.

1699	K	5.6.1.9.2 The Aircraft and Avionics Suite must resist Severe Turbulence, and continue Operations after such an encounter.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		5.6.2 Physical	XXXX	XXXX	XXXX

		5.6.2.1 Impact Damage

1711	1	5.6.2.1.1 The Aircraft must, after the occurrence of a rotor tip strike, maintain sufficient structural integrity in order to Land As Soon As Possible.

1712	1	5.6.2.1.2 The Aircraft must, after the occurrence of a Wire Strike, maintain sufficient structural integrity to Land As Soon As Possible.

		5.6.2.2 Salt Water Exposure

1823	K	5.6.2.2.1 The Aircraft must minimise loss of performance during flight due to salt accretion in the Aircraft’s engines and must mitigate the effect of any such salt accretion after flight.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1988	K	5.6.2.2.2 The functionality of the SAR Role Equipment utilised by the Rearcrew during Operations must not be adversely affected by any exposure to salt water.

5.6.2.3 Foreign Object Damage

1820	K	5.6.2.3.1 The Aircraft engines shall be protected from ingestion of Foreign Objects in order to continue Operations.

6. SERVICE OBLIGATIONS

		6.1 Regulation of the Service	XXXX	XXXX	XXXX

1985	K

6.1.1           The Contractor must ensure that for Civil Registered Aircraft, they provide and maintain a bespoke SAR air operators certificate from the appropriate regulatory authority to permit live training and Operations.

		6.2 Training Plan	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2044	K

6.2.1      The Contractor must provide and maintain a Training Plan, in accordance with response requirements in Schedule 2.3 (Aircrew Training), to meet all the training requirements set out in the Contract; and

6.2.1.1 enables Aircrew to obtain full functionality from each System.

		6.3 Reporting	XXXX	XXXX	XXXX

1958	K

6.3.1      The Contractor shall collect metrics and deliver reports to the Department on the provision of SAR through the MIS consisting of at least:

6.3.1.1 Post-SAR Sortie Reports;

6.3.1.2 Flying Hour Returns correlated against HUMS;

6.3.1.3 Enforcement Branch Reports;

6.3.1.4 Training Records;

6.3.1.5 Liaison Reports;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.3.1.6 Medical Training Records; 6.3.1.7 Flying Accident Incident Reports; 6.3.1.8 Non-Flying Accidents Incident Reports; and 6.3.1.9 other Key Performance Indicator (KPI) Reports

		6.4 Crash Response Plan	XXXX	XXXX	XXXX

1050	K	6.4.1 The Contractor must maintain at each Base a Crash Response Plan that meets all applicable Law.

		6.5 Provide Equipment	XXXX	XXXX	XXXX

911	K	6.5.1 The Contractor must provide, on each On State Airborne System:

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.5.1.1 a dingy or dinghies individually capable of taking at least five adults; and

6.5.1.2 sufficient life saving jackets each suitable for an adult, to meet the maximum capacity of the dinghy carried and;

which are readily deployable from the Aircraft by the Crew or passengers.

1808	1

6.5.2           The Contractor must have available at each Base a pump which:

6.5.2.1 can be stowed on the Aircraft;

6.5.2.2 is diesel powered;

6.5.2.3 has a capacity of at least 175 gallons per minute; and

6.5.2.4 can be winched,

to assist in keeping Vessels afloat.

1770	K	6.5.3 The Contractor must provide all SAR Role Equipment on each On State Airborne System; this equipment must be capable of being raised and lowered on the Winch.

		6.6 Safety, Health, Environment and Fire	XXXX	XXXX	XXXX

6.6.1 Safety/Security

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1094	K	6.6.1.1 The Contractor must provide and maintain all necessary safety equipment on each Airborne System and at each Base that is required to meet all applicable Law.

1139	K	6.6.1.2 The Contractor must respond to and report all non flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

1140	K	6.6.1.3 The Contractor must respond to and report all flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.

6.6.2 Noise

1129	K	6.6.2.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to noise exposure.

6.6.3 Vibration

1825	K	6.6.3.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to vibration.

		6.6.4 Crashworthiness	XXXX	- XXXX

1955	K	6.6.4.1 The Aircraft must contain: 6.6.4.1.1 crashworthy seats for all occupants, with seatbelts;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.6.4.1.2 harnesses which permit at least two persons to move freely around the Rear Cabin whilst remaining secure, all of which must comply with all applicable Law.

		6.7 Presentational Standard	XXXX	XXXX	XXXX

2005	K	6.7.1 The Contractor must ensure that all aspects of the Service that are in public view are clean and maintained to a high presentational standard.

		6.8 Clinical Governance	XXXX	XXXX	XXXX

1229	K

The Contractor must provide and comply with a policy for medical clinical governance in accordance with Healthcare Commission instructions.

The Contractor shall arrange for a suitably experienced doctor to act as clinical director for the Contract.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		6.9 Infrastructure	XXXX	XXXX	XXXX

2074	K	6.9.1 The Contractor shall provide the proposed infrastructure arrangements for each base in accordance with response requirements in Schedule 2.4 (Infrastructure Requirements).

		6.10 Transition	XXXX	XXXX	XXXX

2073	K	6.10.1 The Contractor shall provide a Transition Plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

		6.11 Acceptance	XXXX	XXXX	XXXX

2075	K	6.11.1 The Contractor shall provide an Acceptance plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).

		6.12 Aviation Safety Management Plan	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2076	K	6.12.1 The Contractor shall provide an aviation safety Management Plan in accordance with response requirements in Schedule 2.6 (Aviation Safety Management Plan Requirements).

UK Search & Rescue Helicopter Service

Schedule 4.2 – Commercially Sensitive Information

Approved by

Name Position	Date	Name Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24084247.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	18536276.9

1.0	17.01.13	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	24084247.1

3.3	20.03.13	Proposed Final Version	DFT	24084247.2

4.0	26.03.13	Execution Version	DFT	24084247.3

Contents

No.	Heading	Page
1.	Commercially Sensitive Information Schedule	4

2.	Appendix A - Commercially Sensitive Information	5

1.	Commercially Sensitive Information Schedule

1.1	Without prejudice to the Department’s general obligation of confidentiality, the Parties acknowledge that the Department may have to disclose Information in or relating to the Contract following a Request for Information pursuant to Condition 31 (Disclosure of Information).

1.2	In this Schedule the Parties have sought to identify the Contractor’s Confidential Information that is genuinely commercially sensitive and the disclosure of which would be contrary to the public interest.

1.3	Where possible the Parties have sought to identify when any relevant Information will cease to fall into the category of Information to which this Schedule applies.

1.4	Without prejudice to the Authority’s obligation to disclose Information in accordance with the FOIA, the Authority will, acting reasonably but in its sole discretion, seek to apply the commercial interests exemption set out in section 43 of the Freedom of Information Act 2000 to the Information listed in the Appendix to this Schedule.

2.	Appendix A - Commercially Sensitive Information

No.	Date	Item(s)	Duration of Confidentiality
1.	26 March 2013	The Financial Model (Documents referred to from Schedule 7)	15 years from Commencement Date

2.	26 March 2013	All Contractor operations manuals	15 years from Commencement Date

3.	26 March 2013	Documents referred to from Schedule 4.1 (Contractor Solution)	15 years from Commencement Date

4.	26 March 2013	Documents referred to from Schedule 4.3 (Aircrew Training)	15 years from Commencement Date

5.	26 March 2013	Documents referred to from Schedule 4.4 (Infrastructure Requirements)	15 years from Commencement Date

6.	26 March 2013	Documents referred to from Schedule 6.1 (Transition)	15 years from Commencement Date

7.	26 March 2013	Documents referred to from Schedule 6.2 (Acceptance)	15 years from Commencement Date

8.	26 March 2013	Documents referred to from Schedule 6.1 (Transition Plan)	15 years from Commencement Date

9.	26 March 2013	Documents referred to from Schedule 7.1 (Compensation Payment)	15 years from Commencement Date

10.	26 March 2013	Documents referred to from Schedule 7.2 (Option Exercise Fee)	15 years from Commencement Date

11.	26 March 2013	Documents referred to from Schedule 7.6 (Required Insurances)	15 years from Commencement Date

12.	26 March 2013	Documents referred to from the Annexes to Schedule 8.9 (Management Plan Requirements)	15 years from Commencement Date

13.	26 March 2013	Documents referred to from Schedule 10 (Exit Schedule)	15 years from Commencement Date

UK Search & Rescue Helicopter Service

Schedule 4.3 – Contractor’s Aircrew Training Plan

Approved by

Name Position	Date	Name Position	Date

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23827730.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
1.1	17.01.13	ISFT Draft	BRS

1.2	15.03.13	Proposed Final Version	DFT	23827730.1

4.0	26.03.13	Execution Version	DFT	23827730.2

		Redacted Version	DFT

Contents

1	PERSONNEL AND TRAINING INTRODUCTION	12

1.1	XXXX*	12

1.2	XXXX*	13

1.3	XXXX*	13

1.4	XXXX*	13

1.5	XXXX*	13

2	PERSONNEL STRATEGY	15

2.1	XXXX*	15

2.2	XXXX*	17

2.3	XXXX*	17

2.4	XXXX*	17

2.5	XXXX*	21

2.6	XXXX*	23

2.7	XXXX*	24

2.8	XXXX*	24

2.9	XXXX*	25

2.10	XXXX*	28

2.11	XXXX*	29

2.12	XXXX*	29

2.13	XXXX*	30

2.14	XXXX*	30

2.15	XXXX*	31

2.16	XXXX*	31

2.17	XXXX*	32

2.18	XXXX*	33

2.19	XXXX*	34

2.20	XXXX*	34

2.21	XXXX*	35

2.22	XXXX*	36

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.23	XXXX*	37

2.24	XXXX*	38

2.25	XXXX*	38

2.26	XXXX*	38

2.27	XXXX*	38

2.28	XXXX*	38

2.29	XXXX*	38

2.30	XXXX*	39

2.31	XXXX*	39

2.32	XXXX*	39

2.33	XXXX*	40

2.34	XXXX*	40

2.35	XXXX*	40

2.36	XXXX*	41

2.37	XXXX*	42

2.38	XXXX*	42

2.39	XXXX*	42

2.40	XXXX*	42

2.41	XXXX*	43

2.42	XXXX*	43

2.43	XXXX*	43

2.44	XXXX*	44

2.45	XXXX*	44

2.46	XXXX*	44

2.47	XXXX*	45

2.48	XXXX*	45

2.49	XXXX*	45

2.50	XXXX*	46

2.51	XXXX*	46

2.52	XXXX*	47

2.53	XXXX*	47

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3	PART 3 - TRAINING STRATEGY	49

3.1	XXXX*	49

3.2	XXXX*	49

3.3	XXXX*	50

3.4	XXXX*	50

3.5	XXXX*	50

3.6	XXXX*.	50

3.7	XXXX*	50

3.8	XXXX*	51

3.9	XXXX*	52

3.10	XXXX*	52

3.11	XXXX*	53

3.12	XXXX*	53

3.13	XXXX*	53

3.14	XXXX*	53

3.15	XXXX*	53

3.16	XXXX*	54

3.17	XXXX*	54

3.18	XXXX*	55

3.19	XXXX*	56

3.20	XXXX*	56

3.21	XXXX*	56

3.22	XXXX*	56

3.23	XXXX*	57

3.24	XXXX*	57

3.25	XXXX*	57

3.26	XXXX*	57

3.27	XXXX*	57

3.28	XXXX*	58

3.29	XXXX*	61

3.30	XXXX*	61

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.31	XXXX*	61

3.32	XXXX*	61

3.33	XXXX*	61

3.34	XXXX*	61

3.35	XXXX*	62

3.36	XXXX*	62

3.37	XXXX*	63

3.38	XXXX*	63

3.39	XXXX*	65

3.40	XXXX*	66

3.41	XXXX*	66

3.42	XXXX*	66

3.43	XXXX*	67

3.44	XXXX*	67

3.45	XXXX*	67

3.46	XXXX*	67

3.47	XXXX*	67

3.48	XXXX*	67

3.49	XXXX*	68

3.50	XXXX*	68

3.51	XXXX*	68

3.52	XXXX*	68

3.53	XXXX*	69

3.54	XXXX*	69

3.55	XXXX*	69

3.56	XXXX*	69

3.57	XXXX*	69

3.58	XXXX*	70

3.59	XXXX*	70

3.60	XXXX*	70

3.61	XXXX*	70

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.62	XXXX*	70

3.63	XXXX*	70

3.64	XXXX*	71

4	PART 4 - INITIAL TRAINING	73

4.1	XXXX*	73

4.2	XXXX*	73

4.3	XXXX*	74

4.4	XXXX*	74

4.5	XXXX*	74

4.6	XXXX*	74

4.7	XXXX*	74

4.8	XXXX*	74

4.9	XXXX*	75

4.10	XXXX*	75

4.11	XXXX*	76

5	PART 5 - CONTINUATION TRAINING	77

5.1	XXXX*	77

5.2	XXXX*	77

5.3	XXXX*	77

5.4	XXXX*	77

5.5	XXXX*	80

5.6	XXXX*	81

5.7	XXXX*	82

5.8	XXXX*	82

5.9	XXXX*	83

5.10	XXXX*	83

5.11	XXXX*	83

5.12	XXXX*	83

5.13	XXXX*	83

5.14	XXXX*	83

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.15	XXXX*	84

5.16	XXXX*	84

5.17	XXXX*	84

5.18	XXXX*	84

6	PART 6 - ASSESSMENT AND STANDARDISATION	85

6.1	XXXX*	85

6.2	XXXX*	85

6.3	XXXX*	85

6.4	XXXX*	85

6.5	XXXX*	85

6.6	XXXX*	86

6.7	XXXX*	87

6.8	XXXX*	88

6.9	XXXX*	88

6.10	XXXX*	89

6.11	XXXX*	89

6.12	XXXX*g	90

6.13	XXXX*	90

6.14	XXXX*	91

6.15	XXXX*	91

6.16	XXXX*	92

6.17	XXXX*	92

6.18	XXXX*	92

6.19	XXXX*	92

7	PART 7 - PERSONNEL AND TRAINING TRANSITION PLAN	93

7.1	XXXX*	93

7.2	XXXX*	93

7.3	XXXX*	93

7.4	XXXX*;	94

7.5	XXXX*	94

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7.6	XXXX*	94

7.7	XXXX*	94

7.8	XXXX*	95

7.9	XXXX*	96

7.10	XXXX*	96

7.11	XXXX*	96

7.12	XXXX*	96

7.13	XXXX*	97

7.14	XXXX*	97

7.15	XXXX*	98

7.16	XXXX*	98

7.17	XXXX*	98

7.18	XXXX*	99

7.19	XXXX*	99

7.20	XXXX*	100

7.21	XXXX*	100

7.22	XXXX*	100

7.23	XXXX*	100

7.24	XXXX*	100

7.25	XXXX*	101

7.26	XXXX*	101

7.27	XXXX*	101

7.28	XXXX*	101

7.29	XXXX*	102

7.30	XXXX*	102

7.31	XXXX*	102

7.32	XXXX*	103

7.33	XXXX*	103

7.34	XXXX*	103

7.35	XXXX*	105

7.36	XXXX*	105

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

8	APPENDIX 1 - CHANGE	106

8.1	XXXX*	106

8.2	XXXX*	106

8.3	XXXX*	107

8.4	XXXX*	108

8.5	XXXX*	108

8.6	XXXX*	108

9	APPENDIX 2 - THE SAR TRAINING ORGANISATION (TO)	109

9.1	XXXX*	109

9.2	XXXX*	110

9.3	XXXX*	110

9.4	XXXX*	111

9.5	XXXX*	111

9.6	XXXX*	111

9.7	XXXX*	111

9.8	XXXX*	111

9.9	XXXX*	111

9.10	XXXX*	112

9.11	XXXX*	112

9.12	XXXX*	113

9.13	XXXX*	113

9.14	XXXX*	113

9.15	XXXX*	113

9.16	XXXX*	114

ANNEX 1 - TRAINING NEEDS ANALYSIS XXXX*		114

ANNEX 2 - TRAINING PLAN XXXX*		114

ANNEX 3 - AGUSTA WESTLAND TRAINING SUPPORT CAPABILITY XXXX*		114

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Introduction

XXXX*

1	PERSONNEL AND TRAINING INTRODUCTION

XXXX*

2	PART 3 - TRAINING STRATEGY

XXXX*

3	PART 4 - INITIAL TRAINING

XXXX*

4	PART 5 - CONTINUATION TRAINING

XXXX*

5	PART 6 - ASSESSMENT AND STANDARDISATION

XXXX*

6	PART 7 - PERSONNEL AND TRAINING TRANSITION PLAN

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7	APPENDIX 1 - CHANGE

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

8	APPENDIX 2 - THE SAR TRAINING ORGANISATION (TO)

XXXX*

ANNEX 1 – TRAINING NEEDS ANALYSIS

XXXX*

ANNEX 2 – TRAINING PLAN

XXXX*

ANNEX 3 – AGUSTA WESTLAND TRAINING SUPPORT CAPABILITY

XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.4 – Infrastructure

Appendix A

Infrastructure Supporting Documentation

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name Position	Date	Name Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23992956.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.

0.1	15.03.13	Proposed Final Version		23992956.1

4.0	26.03.13	Execution Version	DFT	24138785v2

The documents listed in this document are the supporting documents to the Contractor’s Infrastructure Solution as referenced in Schedule 4.4. These documents are not subject to Change Control, but are included as a reference at the Commencement Date.

This list of documents may be added to via Change Control as required for supporting evidence for future changes.

This documents detailed in this list can be found on the CD counter-signed by both parties in the folder entitled “Infrastructure Supporting Documents” and are herby incorporated into the Contract.

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex K - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex L - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex P - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex Q - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex R - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex D - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 2 - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 2

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 1

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - .Annex M - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K - Programme

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*XXXX* Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K - XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - Not used - Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.3 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex E - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex F - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex H - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex I - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex J - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex K – XXXX*

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex L - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex G - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex M - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex N - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex O - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex P - Not used - Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex A - XXXX*- Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex B - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex C - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.1 - XXXX*- Lot 3

11. BRS.XXXX*. Sched 4.4 - Part 3 - XXXX* - Annex D.2 - XXXX*- Lot 3

11. BRS.XXXX* . Sched 4.4 – Part 4 – XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.4 – Infrastructure

Part 1 – Introduction

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name Position	Date	Name Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23961644.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.

1.1	17.01.13	ISFT Draft	BRS

1.2	15.03.13	Proposed Final Version	DFT	23961644.1

4.0	26.03.2013	Execution Version	DFT	23961644.2

Introduction

The Contract infrastructure programme of works is an integral part of the solution to continue the successful operations of UK SAR. This element of the solution has been carefully analysed and evaluated to consider the most appropriate infrastructure strategy to support the Contract. Infrastructure in the context of this Contract refers to the accommodation and facility buildings that will house the Services and the location of the Bases.

The Contractor is fully aware that having suitable and well-maintained facilities is essential to ensuring that the prime function of the Services can be undertaken smoothly and efficiently. The need to ensure that key issues such as access, availability and the maintenance of facilities to EASA standards need to be managed properly so as not to hinder operational activities.

As the Contractor recognises the importance the role the infrastructure strategy plays in supporting the successful Services, we have assembled an experienced team to assist with this section of the Contract:

XXXX*has been appointed as real estate consultant to provide technical, development and cost advice on the infrastructure strategy.

XXXX*is an architectural practice with particular expertise in airside and hangar construction, and has been engaged to provide architectural design services.

XXXX* is a leading engineering consultant with expertise in aviation and hanger construction and have been engaged to provide structural, civil and building services engineering design services.

XXXX*is a leading UK construction and regeneration group with comprehensive geographical coverage and an extensive aviation track record. XXXX*has been engaged as the Contractor’s construction partner.

Document Structure and Contents

Schedule 4.4 – Infrastructure has been structured through the following sections:

PART 1 – INTRODUCTION

PART 2 – GENERIC BRIEF

1.	The Requirements

2.	Design Vision for Delivering Infrastructure

3.	Design Approach

4.	Regulatory/ Legislation Compliance

5.	Programme

6.	Transition Strategy

7.	Training

8.	Sustainability Development

9.	Facilities Maintenance

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

10.	Infrastructure Team

11.	Risks

Annex A – Vicinity Model

Annex B – Letters of Support

Annex C – Airport Questionnaire

Annex D – Generic Heads of Terms

Annex E – Generic Operating Heads of Terms

Annex F – Knowledge Led Architecture

Annex G – New Build – CGI’s, Plans, Elevations & Sections

Annex H – Adjacency Diagrams

Annex I – Schedule of Accommodation

Annex J – Area Schedule

Annex K – Room Data sheets

Annex L – Approved Inspector Correspondence

Annex M – Master Programme

Annex N – Bristow Policy Documents

Annex O – Sustainability/ BREEAM Pre-Assessment/ Passivbox Diagram

Annex P – Project Team Track Records

Annex Q – Organisational Structures

Annex R – Generic Risk Register

Annex S – 3D Visualisation

PART 3 – BASE SPECIFIC PROPOSALS

XXXX*XXXX*PART 4 – REMOTE REFUELLING SITES

In order to demonstrate the deliverables detailed in Schedule 2.4 (Infrastructure Requirements) have been addressed please find below an excerpt from Schedule 2.4 (Infrastructure Requirements) marked up (in italic text) to indicate where in this Schedule 4.4 each deliverable has been covered:

1.	Introduction

1.1	The Contractor must provide the infrastructure information requested in Schedule 2.4 (Infrastructure Requirements) for all Bases from which the Contractor provide the Services (including any permanent training facility to be used either primarily or solely for training).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.2	The Contractor does not need to supply the same level of information on locations or sites which are merely ancillary to the delivery of the service (e.g. a corporate headquarters or a spares and maintenance depot or an OEMs training facility), although the Contractor must provide sufficient evidence to satisfy the Department that the infrastructure at such locations is suitable to support the Service.

2.	Remote Refuelling Sites – covered in Schedule 4.4 - Part 4 – Remote Refuelling Sites

2.1	The Contractor must supply information on the infrastructure required at any remote refuelling site that it intends to use as part of Service delivery. This information should include, but is not limited to:

(a)	lease arrangements; – covered in Section 4 of Schedule 4.4 - Part 4 – Remote Refuelling Sites

(b)	equipment provision; – covered in Section 5 of Schedule 4.4 - Part 4 – Remote Refuelling Sites

(c)	logistics of maintaining supplies of fuel at any sites for which the Contractor is solely responsible; – covered in Section 3 of Schedule 4.4 - Part 4 – Remote Refuelling Sites

(d)	safety and security of the equipment and site; and – covered in Section 6 of Schedule 4.4 - Part 4 – Remote Refuelling Sites

(e)	any other information that Contractor feels will assist the Department.

3.	XXXX* – covered in Schedule 4.4 - Part 3 – Base Specific Proposals – XXXX*

3.1	The Contractor is required to use XXXX* as part of their infrastructure Solution for Lot 2 and Lot 3.

3.2	At XXXX* the Contractor shall be responsible for the supply and maintenance of the facilities. The Contractor must provide all technical furniture and equipment, racking and storage facilities required for the Services plus any additionally required office furniture. The Department will retain on site some non-operational non-fixed assets for use by the Contractor: these assets are provided without warranty. Details of the assets have been provided to the Contractor on the Data Site.

3.3	The Contractor shall not carry out any works or alterations to the Premises without the prior written authority of the Department. The Contractor shall ensure that all works on the Premises are planned and executed in accordance with the appropriate planning legislation and in support of Department policies.

3.4	The Contractor and the Department shall enter into a formal occupation agreement (a commercial lease) in respect of those Premises owned or leased by the Department. As part of the agreement a photographic schedule of condition will need to be carried out and appended to the lease.

3.5	The Contractor is required to put and keep the Premises leased to it by the Department in good and substantial repair and condition.

4.	Infrastructure Requirements

4.1	The Contractor must provide sufficient information to provide clarity and confidence in all infrastructure proposed for operating the Services at each Base irrespective of the extent of works proposed and/or whether the solution is based upon the use of existing buildings or new build.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2	The Contractor must provide sufficient evidence of interaction with third parties, where appropriate, that satisfies the Department that the Contractor’s Solution in respect of infrastructure is sufficiently mature. Such evidence could include, but is not limited to:

(a)	draft heads of terms; – covered in Annexes B of the Schedule 4.4 - Part 3 - Base Specific Proposals reports

(b)	letters of comfort; and – covered in Annexes B of the Schedule 4.4 - Part 3 - Base Specific Proposals reports

(c)	correspondence with local planning authorities. – covered in Annexes H of the Schedule 4.4 - Part 3 - Base Specific Proposals reports

4.3	The Contractor’s Solution should consist of a generic brief and base specific proposals as detailed below.

4.4	The Contractor’s Solution must be to a standard equivalent to XXXX*, specifically:

•	covered in:

•	Section 3 and Annexes G, H, I, J & K of Schedule 4.4 - Part 2 - Generic Brief; and

•	Section 4 and Annexes D, E & F of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(a)	development of concept design to include structural and building services systems, updated outline specifications and cost plan; and

(b)	completion of project brief.

4.5	The Contractor’s Solution for infrastructure must demonstrate that the Contractor has established a comprehensive and appropriately skilled design team within the Contractor’s supply chain, and provide evidence of this and the management and championing of design within their infrastructure proposals. – covered in Section 11 of Schedule 4.4 - Part 2 - Generic Brief

4.6	The Contractor’s Solution for infrastructure must include details for each Base during the Operational Delivery Phase. – covered in Schedule 4.4 - Part 3 - Base Specific Proposals reports

5.	Generic Brief - Schedule 4.4 - Part 2 - Generic Brief

5.1	The Contractor’s Solution must include a generic brief for infrastructure setting out the following:

5.2	5.2 A design vision for delivering infrastructure facilities for the Services; – covered in Section 2 of Schedule 4.4 - Part 2 - Generic Brief

5.3	5.3 A design approach demonstrating how the Contractor will consistently meet the Requirements across all Bases; – covered in Sections 3.1 to 3.7 of Schedule 4.4 - Part 2 - Generic Brief

5.3.1	User requirements analysis identifying key functions and activities required at each Base; – covered in Section 3.9 of Schedule 4.4 - Part 2 - Generic Brief

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.3.2	Schedule of accommodation; – covered in Section 3.10 and Annex I of Schedule 4.4 - Part 2 - Generic Brief

5.3.3	A translation of user requirement analysis into area schedule: – covered in Section 3.11 and Annex J of Schedule 4.4 - Part 2 - Generic Brief

(a)	This should identify net areas of all key rooms and spaces with unique reference number, together with an area addition to factor net spaces to gross internal area, inclusive of all circulation, internal partitions, plant and other facilities;

5.3.4	Functional relationship diagrams (qualitative interpretation), including: – covered in Sections 3.9 & 3.10 and Annex H of Schedule 4.4 - Part 2 - Generic Brief

(a)	a set of appropriate diagrams (annotated as required) to illustrate the functional interrelationship of all key spaces. This should clearly demonstrate:

(i)	key adjacencies and linkages;

(ii)	key separations and barriers; and

(iii)	different functional zones: operation, servicing, hangar, administration, welfare, rest rooms, sleeping areas etc.

5.3.5	Area data sheets – covered in Section 3.12 and Annex K of Schedule 4.4 – Part 2 – Generic Brief

(a)	A room data sheet should be provided for each key area setting out required design parameters, finishes, equipment and environmental quality. This should be in standard tabular format, and consist of:

(i)	area description: functionality, performance, adjacency;

(ii)	key finishes: floor, walls, ceiling (generic types only);

(iii)	environmental specification: daylight, lighting level, heating and ventilation, internal noise level etc; and

(iv)	fixture furniture and equipment: schedule of key components.

5.3.6	Design statements – covered in Sections 3.8 and 3.15 of Schedule 4.4 – Part 2 – Generic Brief

(a)	Generic design statements on approach to: architecture; structural design; building services design; and communications systems.

(b)	These statements are required to emphasise approach to sustainability and innovation.

5.3.7	The Contractor must detail how it will comply with all necessary legislation and other regulatory frameworks as appropriate, including, but not limited to: – covered in Section 4 of Schedule 4.4 – Part 2 – Generic Brief

(a)	EASA part 145 / part 147 / part M; – covered in Sections 4.2, 4.3 & 4.4 of Schedule 4.4 – Part 2 – Generic Brief

(b)	storage of hazardous or explosive materials; – covered in Section 4.6 of Schedule 4.4 – Part 2 – Generic Brief

(c)	Equality Act 2010; – covered in Section 4.5 of Schedule 4.4 – Part 2 – Generic Brief

(d)	any relevant health and safety legislation; – covered in Section 4.1 of Schedule 4.4 – Part 2 – Generic Brief

(e)	any relevant environmental legislation; and – covered in Section 9 of Schedule 4.4 – Part 2 – Generic Brief

(f)	where relevant, MoD JSPs or other requirements. – covered in Section 4.7 of Schedule 4.4 – Part 2 – Generic Brief

5.3.1	Programme – covered in Section 5 and Annex M of Schedule 4.4 – Part 2 – Generic Brief

(a)	A high-level programme to show sequential implementation of infrastructure proposals across the Bases for the Services.

5.3.2	Transition strategy – covered in Section 6 of Schedule 4.4 – Part 2 – Generic Brief

(a)	The Contractor must explain their overall strategy for infrastructure transition up to the Operational Delivery Date for each Base.

5.3.3	Sustainable development– covered in Section 9 and Annex O of Schedule 4.4 – Part 2 – Generic Brief

(a)	The Contractor must demonstrate that it has, and applies, sustainable development policies (including environmental management systems “EMS”) which, as a minimum, deliver compliance with all applicable environment laws and regulations.

(b)	The Contractor must demonstrate that it has an understanding of the wider policies and commitments on sustainable development issues applied by, and to, the Department and to demonstrate consistency with those policies and commitments.

6.	Base Specific Proposals

6.1	For each Base the Contractor must clearly set out the infrastructure for that Base. Each of these base specific proposals should contain the following:

6.1.1	Lease Plan – covered in Annex B of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(a)	Annotated A3 plan at consistent scale, setting out the proposed leasing or other arrangements of all components of the infrastructure solution. The plan should use a standard colour key as set out below:

(i)	land and buildings, which the Contractor will use and maintain exclusively under lease (edged in red);

(ii)	land and buildings, which the Contractor will use for occasional use (edged in dark blue);

(iii)	land for which the Contractor will have a permanent right of access (shared use) (shaded yellow).

6.1.2	Site Plan – covered in Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

A 1:500 scale site plan (with inset location plan if required) annotated and colour coded to identify all functional zones, activities and relationships, cross referenced to the generic brief, as appropriate. The site plan should be an ‘aerial view’ to show roof layouts.

6.1.3	Annotated Transition Plan(s) – covered in Annex L of Schedule 4.4 - Part 3 - Base Specific Proposals reports

A duplicate version of the site plan (1:500) to identify the transition process and particularly the requirement/location of any temporary accommodation or other infrastructure on Bases where the facilities will be shared:

6.1.4	Floor Plans 1:200 – covered in Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(a)	Plans of each level (excluding roof) clearly showing the function and arrangement of each space. Plans should be cross referenced by number reference and/or colour code – to schedule of accommodation within generic brief.

(b)	Where the Contractor’s Solution includes substantial retention and re-use of existing buildings, additional information and clarity will be required, as follows, irrespective of the level of change or capital works proposed:

(i)	additional annotation or diagram to illustrate the efficient use/functional organisation of existing buildings to meet target space and arrangement as per generic brief (schedule and bubble diagrams); and

(ii)	additional works information indicating (before and after) conversion/refurbishment works, such as:

existing structure fabric or components;

demolished/removed elements; and

new elements.

6.1.5	Sections 1:200 – covered in Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

Minimum of two “intersecting” sections for each main building (e.g. hangar, ops building). These should be annotated to illustrate operational aspects and particularly, the approach to structural/building services integration/zones etc.

6.1.6	Elevations 1:200 – covered in Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

Minimum two per main building.

6.1.7	Other Detail – covered in Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

Additional drawings to illustrate particular aspects of the Contractor’s Solution at an appropriate scale. These may include 3D models, photographs or other relevant images. Enlarged plans or sections should be provided to demonstrate internal layouts of rooms where the Contractor feels that this would be beneficial to the Department’s understanding of the solution. – A CD containing a 3D visualisation is included in Annex S of Schedule 4.4 - Part 2 – Generic Brief

6.1.8	Comparative Schedule of Accommodation – covered in Section 4.2 and Annex E of Schedule 4.4 - Part 3 - Base Specific Proposals reports

Schedule of actual areas compared to target areas as set within the generic brief. Actual areas and totals should be set side by side with target areas.

6.1.9	Design Statements

Series of narratives with specific reference to the basing proposal at each location, setting out:

(a)	leasing arrangements, the extent of the leased area should be indicated as detailed above, and the contents (including landing rights, service dependencies and lease type) must be clearly explained. The Contractor must provide evidence of engagement with land owners that satisfies the Department that the proposal is sufficiently mature; – covered in Section 3 and Annexes B and P of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(b)	details of the necessary planning approvals/consents (including where the proposal falls within permitted development rights), construction consents for the facility (including where the current bite is an MOD site, an MOD siting board approval), and where they believe that an Environmental Impact Assessment is required, that they understand to be necessary. The Contractor must also demonstrate how it will implement and discharge all conditions attached to such consents, including a timetable of actions if appropriate. The Contractor must provide evidence of engagement with those responsible for granting such consents that satisfies the Department that the proposal is sufficiently mature; – covered in Section 4.8.1 and Annexes H and I of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(c)	compliance statement – state any non-compliant aspects. Note particularly the sustainability and innovation aspects; – covered in Section 4.7 of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of XXXX* and XXXX* which are covered in Sections 4.3 & 4.4 respectively

(d)	structural statement – structural system or adaptation of existing; – covered in Sections 4.3 & 4.4 and Annex D of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of XXXX* and XXXX* which are covered in Sections 4.1.4 & 4.1.1 respectively

(e)	building services – set out approach to new or adopted systems, specifying each in order of IEMP Listings, as shown below, and specifically to address all existing and proposed M&E systems within existing facilities: – covered in Sections 4.5 & 4.6 and Annex D of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of XXXX* and XXXX* which are covered in Sections 4.2.1 & 4.3 respectively

(i)	ventilation and air conditioning;

(ii)	electrical;

(iii)	plumbing/heating;

(iv)	drainage and waste water treatment;

(v)	ancillary equipment;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

(vi)	mechanical;

(vii)	fire alarms;

(viii)	building management system (BMS);

(ix)	communication systems;

(x)	all utilities on a Base including connection (and interfaces), capacity, condition and metering;

(xi)	infrastructure such as roads, dispersal, access etc; and

(xii)	fire fighting;

(f)	hazardous materials – state how the Contractor will comply with policies and procedures for the handling, use and storage of hazardous materials that may be required for the Services; – covered in Section 5.2 of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of Inverness and Stornoway which are covered in Section 5.3

(g)	refuelling of Aircraft – state how and where Aircraft refuelling will take place, who will carry out the operations, how they will ensure that Aircraft can be refuelled twenty four (24) hours a day, seven (7) days a week and what equipment they will use; – covered in Section 5.3 of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of Inverness and Stornoway which are covered in Section 5.4

(h)	crash response – state what rescue and fire fighting services will be available, how this will be provided twenty four (24) hours a day, seven (7) days a week and to what standard; and – covered in Section 5.4 of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of Inverness and Stornoway which are covered in Section 5.5

(i)	ATC – set out the dependencies for ATC, and how this will be met twenty four (24) hours a day, seven (7) days a week. – covered in Section 5.5 of Schedule 4.4 - Part 3 - Base Specific Proposals reports with the exception of Inverness and Stornoway which are covered in Section 5.6

6.1.10	Risk Schedule

Base specific schedule of all identified infrastructure risks and their allocation (Contractor/Department/shared). The parties agree that where the Contractor identifies a risk as having a dependency on the Department, such a risk is for information only, and does not create a contractual requirement or dependency on the Department. – covered in Section 8 and Annex O of Schedule 4.4 - Part 3 - Base Specific Proposals reports

6.1.11	Maintenance Schedule – covered in Section 7 and Annex N of Schedule 4.4 - Part 3 - Base Specific Proposals reports

(a)	life-cycle schedule – to identify maintenance works required to building fabric and finishes, building services and infrastructure.

(b)	schedule to identify works over and above routine maintenance – such as replacing boilers or reroofing etc.

(c)	routine maintenance to be identified under frequency headings such as daily, weekly, monthly, annually etc.

6.1.12	Constraints and assumptions – covered in Section 9 of Schedule 4.4 - Part 3 - Base Specific Proposals reports

The Contractor must list and state for each Base in detail any assumptions and constraints made by the Contractor.

6.1.13	Sustainable Development – covered in Section 6 and Annex M of Schedule 4.4 - Part 3 - Base Specific Proposals reports

The Contractor must demonstrate how for each Base it has delivered compliance with all applicable environment laws and regulations and how it has met the requirements for sustainability as detailed in the Contractor’s generic brief, including any innovative approaches or installations to be used by the Contractor at a Base.

6.1.14	Stakeholder Management – covered in Section 10 of Schedule 4.4 - Part 3 - Base Specific Proposals reports

The Contractor must detail the stakeholder management plan, both for the transition phase and for the operational phase.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.4 – Infrastructure

Part 2 – Generic Brief

Approved by
Name Position	Date	Name Position	Date

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23961648.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
1.1	17.01.13	ISFT Draft	BRS

1.1	15.03.13	Proposed Final Version	DFT	23961648.1

3.9	22.03.13	Pre-execution draft	DFT	23961648.2

4.0	26.03.13	Execution version	DFT	23961648.3
		Redacted Version

1.	The Requirements	5

2.	Design Vision for Delivering Infrastructure	6

3.	Design Approach	20

4.	Regulatory/ Legislation Compliance	68

5.	Programme	93

6.	Transition and Acceptance Strategy	103

7.	Training	109

8.	Communication and Operations	112

9.	Sustainable Development	119

10.	Facilities Management	126

11.	Infrastructure Team	130

12.	Risks	135

Annex A – Vicinity Model XXXX*		151

Annex B – Letters of Support Airport XXXX*		152

Annex C – Airport Questionnaire XXXX*		153

Annex D – Generic Heads of Terms XXXX*		154

Annex E – Generic Operating Heads of Terms XXXX*		155

Annex F – Concept Evolution Diagram XXXX*		156

Annex G – New Build – CGI’s, Plans, Elevations & Sections XXXX*		157

Annex H – Adjacency Diagram XXXX*		158

Annex I – Schedule of Accommodation XXXX*		159

Annex J – Area Schedule XXXX*		160

Annex K – Room Data Sheets XXXX*		161

Annex L – Approved Inspector Correspondence XXXX*		162

Annex M – Master Programme XXXX*		163

Annex N –Contractor Policy Documents XXXX*		164

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex O – Sustainability / BREEAM Pre-Assessments / Passivbox Diagram XXXX*	165

Annex P – Project Team Track Records XXXX*	166

Annex Q – Organisational Structure XXXX*	167

Annex R – Generic Risk Register XXXX*	168

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.	The Requirements

XXXX*

2.	Design Vision for Delivering Infrastructure

XXXX*

3.	Design Approach

XXXX*

4.	Regulatory/ Legislation Compliance

XXXX*

5.	Programme

XXXX*

6.	Training

XXXX*

7.	Communication and Operations

XXXX*

8.	Sustainable Development

XXXX*

9.	Facilities Management

XXXX*

10.	Infrastructure Team

XXXX*

11.	Risks

XXXX*

* All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.4 – Infrastructure

Part 3 – Base Specific Solution

Approved by
Name Position	Date	Name Position	Date

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24258409.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
4.0	26.03.13	Execution Version	DFT	24258409.1

		Redacted Version

The documents listed in this document are the documents which constitute Part 3 to the Contractor’s Infrastructure Solution as referenced in Schedule 4.4.

These documents are subject to Change Control.

The documents detailed in this list can be found on the CD counter-signed by both parties in the folder entitled “Infrastructure Supporting Documents” and are hereby incorporated into the Contract.

Schedule 4.4 – Infrastructure Part 3 – Caernarfon XXXX*

Schedule 4.4 – Infrastructure Part 3 – Cardiff XXXX*

Schedule 4.4 – Infrastructure Part 3 – Humberside XXXX*

Schedule 4.4 – Infrastructure Part 3 – Inverness XXXX*

Schedule 4.4 – Infrastructure Part 3 – Lee On Solent XXXX*

Schedule 4.4 – Infrastructure Part 3 – Manston XXXX*

Schedule 4.4 – Infrastructure Part 3 – Newquay XXXX*

Schedule 4.4 – Infrastructure Part 3 – Prestwick XXXX*

Schedule 4.4 – Infrastructure Part 3 – Stornoway XXXX*

Schedule 4.4 – Infrastructure Part 3 – Sumburgh XXXX*

* All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.4 – Infrastructure

Part 4 – Remote Refuelling Sites

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name Position	Date	Name Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23961634.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.

1.1	17.01.13	ISFT Draft	BRS

1.2	15.03.13	Proposed Final Version	DFT	23961634.1

4.0	26.03.13	Execution Version	DFT	23961634.2

1.	Remote Refuelling Strategy

1.1	To provide continuation of service to the Department, the Contractor has determined that the XXXX* existing refuelling sites are required for the duration of the Contract in order to provide XXXX* for the Services in XXXX*.

1.2	These refuelling sites are currently under a lease contract between the XXXX* and respective landlords at the following locations:

(a)	XXXX*

(b)	XXXX*

(c)	XXXX*

(d)	XXXX*

(e)	XXXX*

(f)	XXXX*

1.3	The advantage of continuing the provision of these remote refuelling sites is to mitigate the need for XXXX* to XXXX* to their respective XXXX* to refuel thus extending the ability to conduct XXXX* and enhancing XXXX*.

2.	Maintenance Programme

2.1	The facilities at each site will be regularly XXXX* and XXXX* carried out using best practice methods and with due regard to the obligations contained within the lease.

2.2	XXXX* checks will be conducted periodically by the chosen fuel provider and by the Contractor through an established XXXX* programme. This will typically be on a XXXX* basis for each site.

3.	Fuel Provision

3.1	It is understood that the fuel tanks on each site have a XXXX* capacity except XXXX* which has a tank capacity of XXXX*.

3.2	The Contractor will procure a fuel provider to ensure the stock level at any particular site does not fall below a prescribed limit. This will be ensured by regular visits to the site as well as a XXXX* capability is resources are quickly limited. The Contractor will enforce a contract with the fuel provider which measures this capability as a key performance indication to ensure risk of low level stock is minimised.

3.3	The Contractor will also have on each operating site a XXXX* capacity fuel tank which is capable of being brought to an agreed area should the aircraft require due the unavailability of the fuel tank. This can be conducted by the XXXX* with no restrictions on XXXX* of XXXX*.

3.4	The Contractor has liaised with XXXX* with a view to appointing them as the fuel provider.

4.	Lease Arrangement

4.1	The XXXX* have kindly granted and provided contact details for each site and with which the Contractor has engaged in dialogue with each landlord who have confirmed their support to continue the service provision. The Contractor do not envisage the content of the current arrangement to substantially change and will ensure the duration of the contract and obligations are appropriately captured.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2	The Department has provided a schedule detailing each of these tenancies.

4.3	The Contractor has undertaken an initial analysis of these leases to determine whether they include suitable alienation provisions to enable operating from these sites going forward. Consideration has also been given to any occupational risks going forward, including lease expiries and landlord break options.

4.4	Provided below is a table showing each of the existing tenancies along with a comments box highlighting the occupational risks that have been identified. It should be noted that Bristow have only had sight of lease summaries at this stage and cannot verify this information.

XXXX* (XXXX*) Lessor:	The XXXX*	Occupational Uncertainty • The landlord benefits from a rolling break option, subject to three months’ notice.
Lease expiry:	XXXX*
Break options:	Tenant – 12 months notice Landlord – 3 months notice, subject to suitable relocation.
Alienation:	Assignment / subletting of whole permitted, consent not to be unreasonably withheld.
Rent:	£ XXXX* per annum
Rent reviews:	None

XXXX*Lessor:	XXXX*	Occupational Uncertainty • Lease expiry in 2023, which will not provide a sufficient term for the purpose of the Contract. • Assignment and subletting for Government departments and agencies only.
Lease expiry:	31 December 2023
Break options:	Tenant – 2013, 2018
Alienation:	Assignment and subletting to Government departments and agencies only.
Rent:	£ XXXX* per annum
Rent reviews:	Five yearly, based on RPI

XXXX* (XXXX*)

Occupational Uncertainty

•      Lease expiry in 2023, which will not provide a sufficient term for the purpose of the Contract.

•      Mutual break options in 2013 and 2018, providing minimal occupational certainty past these dates.

•      Assignment and subletting for Government departments and agencies only.

Lessor:	XXXX*
Lease expiry:	31 December 2023
Break options:	Mutual – 2013, 2018
Alienation:	Assignment and subletting to Government departments and agencies only.
Rent:	£ XXXX* per annum
Rent reviews:	five yearly

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

XXXX* (XXXX*)

Occupational Uncertainty

•      Lease expiry in 2022, which will not provide a sufficient term for the purpose of the Contract.

•      Rolling mutual break option, providing minimal occupational certainty.

•      Complete prohibition on assignment and subletting, which blocks the Contractor from taking on the lease liability under its current terms.

Lessor:	XXXX*
Lease expiry:	31 December 2022
Break options:	Mutual – six months notice
Alienation:	Complete prohibition on assignment and subletting.
Rent:	£ XXXX* per annum
Rent reviews:	None

XXXX*Lessor: XXXX*

Occupational Uncertainty

•      Lease expiry in 2023, which will not provide a sufficient term for the purpose of the Contract.

•      Mutual break options in 2013 and 2018, providing minimal occupational certainty past these dates.

Lease expiry:	31 December 2023
Break options:	Mutual – 2013, 2018
Alienation:	Shared and / or licenced occupation is permitted, subject to landlord’s consent.
Rent:	£ XXXX* per annum
Rent reviews:	five yearly based on RPI.

XXXX*Lessor: XXXX*

Occupational Uncertainty

•      Tenancy at will which provides minimal occupational certainty going forward.

•      Complete prohibition on assignment and subletting, which blocks the Contractor from taking on the lease liability under its current terms.

Lease expiry:	Tenancy at will, subject to one months notice from either party.
Break options:	Mutual – 1 months notice
Alienation:	Complete prohibition on assignment and subletting.
Rent:	£ XXXX* per month
Rent reviews:	None

4.5	As detailed above, occupational risks have been identified for each of the sites based on the lease summaries provided. Whilst the Contractor has not identified solutions at this stage it considers there will be a number of available options, which the Contractor can present to each of the lessors. These would be in the format of either a deed of variation or a surrender of the existing lease with the Contractor entering into a new lease. If a deed of variation is determined to be the suitable way forward, then in nearly all cases a reversionary lease will have to be agreed, assuming the leases are not protected under the Landlord and Tenant Act 1954. The Contractor acknowledges that the XXXX*have arranged for all leases to terminate at the transition of XXXX*. The Contractor acknowledges that it will need to secure new leases at the remote refuelling sites and the current XXXX*leases will not transfer to the Contractor.

4.6	The Contractor has commenced initial dialogue with each of the lessors however, at this stage the Contractor are unaware of the lease lengths and terms they might be willing to grant. Despite this, the Contractor has received ‘in principle’ support from each party in their willingness to support the Contractor for the Contract. Attached as Annex A is email correspondence from each party demonstrating their support.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.	Equipment Provisions

5.1	The Contractor has not undertaken sight inspections at this stage. Initial dialogue with individual parties has indicated that each site is currently in a good condition. The Contractor cannot verify whether this is the case until inspections have taken place.

5.2	Equipment at each site is required to ensure safe refuelling procedures occur. For example, fuel sampling procedures are laid out within Bristow XXXX* Chapter XXXX* (a copy of which is included in Schedule 4.4 Part 2 – Generic Brief) and state the requirements and equipment to ensure that the fuel intended for use is fit for purpose. Such sampling will be conducted prior to any refuelling at a remote site to analyse any water or XXXX*such as XXXX*or XXXX*.

5.3	XXXX*is in contact with the XXXX* to take over the existing remote fuel site equipment and they have confirmed they will maintain and operate it.

5.4	The Contractor will ensure that XXXX* provide the required equipment for each site. There is no substantial difference in the provision of equipment as is currently operated. Items on site include:

(a)	XXXX* – with a scale not greater than XXXX* °C to test fuel XXXX*

(b)	XXXX* – with a scale no greater than XXXX* kg/litre to check the relative XXXX* of fuel

(c)	XXXX* – with a XXXX* mls capability as a minimum

(d)	Sample jars – minimum XXXX* litre capacity for aircraft fuel tanks, XXXX* litres capacity for bulk storage

(e)	Trial jars

(f)	Clear XXXX* jar – for XXXX* checks

(g)	XXXX* water detection capsules

(h)	XXXX* meter – for XXXX* checks

(i)	XXXX* test kit – used to determine XXXX* or XXXX* levels of XXXX*

(j)	XXXX* – to check fuel systems XXXX* content

(k)	Portable XXXX*

(l)	XXXX* – including disposable XXXX*, XXXX*, XXXX*, fuel resistant and protective XXXX* and XXXX*

(m)	XXXX* kit including XXXX* solution, XXXX*, absorbent pads, bag absorbent XXXX*, disposal XXXX* and XXXX*

5.5	No weapons or flares will be stored on any of the refuelling sites and any hazardous material shall be handled and stored with a limit capacity in compliance with the Contractor’s XXXX*, Procedure XXXX* – Handling, Storing and Transportation of Dangerous Goods and Hazardous Materials (a copy of which is included in Schedule 4.4 Part 2 – Generic Brief).

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.	Security

6.1	Each site is currently secured through the use of a XXXX* or XXXX* on the XXXX*, XXXX* areas, XXXX* and XXXX*. Crew will be required to ensure the XXXX* and XXXX* are available on each aircraft at all times and they the details are up to date with the site landlord.

7.	Fire Fighting Cover

7.1	The Contractor will provide the requirement levels of fire fighting capability on each site which will consist of foam and carbon dioxide extinguishers. Such equipment will be assessed during each site visit and be incorporated into the XXXX* maintenance regime.

7.2	Contact details for each landlord and emergency services shall be displayed in a secure location on each site.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex A – Email Correspondence

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 4.6 – Contractor’s Aviation Safety Management Plan

Approved by

Name Position	Date	Name Position	Date

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23827751.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
1.1	17.01.13	ISFT Draft	BRS

1.2	15.03.13	Proposed Final Version	DFT	23827751.1

4.0	26.03.13	Execution Version	DFT	23827751.2

		Redacted Version

Contents

1.	Introduction	7

1.1	XXXX*	7

2.	Outline System Description	7

2.1	XXXX*	7

2.2	XXXX*	7

2.2.1	XXXX*	8

2.2.2	XXXX*	9

2.2.3	XXXX*	9

2.2.4	XXXX*	9

2.3	XXXX*	12

3.	Bristow Safety Management System	14

3.1	XXXX*	14

3.2	XXXX*	14

3.3	XXXX*	14

3.4	XXXX*	15

3.5	XXXX*	16

3.6	XXXX*	16

3.7	XXXX*	17

3.7.1	XXXX*	17

3.8	XXXX*	17

3.9	XXXX*	18

3.9.1	XXXX*	18

3.9.2	XXXX*	18

3.9.3	XXXX*	19

XXXX*		19

3.9.4	XXXX*	19

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.9.5	XXXX*	19

3.9.6	XXXX*	19

3.9.7	XXXX*	20

3.9.8	XXXX*	20

3.9.9	XXXX*	21

3.9.10	XXXX*	21

3.9.11	XXXX*	22

3.9.12	XXXX*	22

3.9.13	XXXX*	22

3.9.14	XXXX*	23

3.10	XXXX*	23

3.11	XXXX*	23

3.12	XXXX*	24

3.13	XXXX*	24

3.14	XXXX*	24

3.15	XXXX*	25

3.16	XXXX*	26

3.16.1	XXXX*	26

4.	Safety Requirements, Relevant Legislation and Relevant Regulation	28

4.1	XXXX*	28

4.1.1	XXXX*	29

4.1.2	XXXX*	29

4.1.3	XXXX*	29

4.1.4	XXXX*	30

4.1.5	XXXX*	30

5.	XXXX*	31

5.1	XXXX*	31

5.1.1	XXXX*	31

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.1.2	XXXX*	31

5.1.3	XXXX*	31

6.	Target Zero and Search and Rescue	32

6.1	XXXX*	34

6.1.1	XXXX*	34

6.1.2	XXXX*	34

6.1.3	XXXX*	35

6.1.4	XXXX*	35

6.1.5	XXXX*	35

6.1.6	XXXX*	35

6.1.7	XXXX*	35

6.1.8	XXXX*	35

6.1.9	XXXX*	35

6.1.10	XXXX*	35

6.1.11	XXXX*	35

7.	Safety Audit Plan	36

7.1	XXXX*	36

7.2	XXXX*	36

8.	XXXX*	37

9.	XXXX*	38

10.	XXXX*	38

11.	Continuous Improvement	40

11.1	XXXX*	41

11.2	XXXX*	42

11.3	XXXX*	43

11.4	XXXX*	43

11.5	XXXX*	44

11.6	XXXX*	44

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11.7	XXXX*	44

11.8	XXXX*	45

11.9	XXXX*	45

12.	Safety Strategy	46

13.	XXXX*	54

13.1	Preliminary Hazard Identification	54

13.1.1	XXXX*	55

13.1.2	XXXX*	55

13.1.3	XXXX*	56

14.	Confirmation of Contractor Attendance for Safety Meetings	66

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.	Introduction

XXXX*

2.	Outline System Description

XXXX*

3.	Bristow Safety Management System

XXXX*

4.	Safety Requirements, Relevant Legislation and Relevant Regulation

XXXX*

5.	Tools to be Used

XXXX*

6.	Target Zero and Search and Rescue

XXXX*

7.	Safety Audit Plan

XXXX*

8.	Independent Evaluations of the MCA SAR Operations

XXXX*

9.	SAR Level Evaluations

XXXX*

10.	External Evaluations

XXXX*

11.	Continuous Improvement

XXXX*

12.	Safety Strategy

XXXX*

13.	Maintaining A Hazard Log and ALARP

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

14.	Confirmation of Contractor Attendance for Safety Meetings

XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 5—IPR Conditions – Contractor Ownership

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822126.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19073181.11

1.0	17.01.13	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	23822126.1

4.0	26.03.13	Execution Version	DFT	23822126.2

		Redacted Version

1.	Ownership of Intellectual Property Rights

1.1	Subject to:

(a)	the prior rights of the Department, third parties and the Crown; and

(b)	any rights arising under this Contract and relating to the Results;

all Intellectual Property Rights in the Results shall vest in the Contractor.

1.2	The Contractor assigns to the Department with full title guarantee, all rights, title and interest to or in any Photographs and / or Films.

1.3	The assignment under paragraph 1.2 shall be a present assignment of future rights that will take effect immediately on the coming into existence of any Photographs and / or Films.

1.4	The Contractor shall waive and shall procure that all Staff and third parties shall waive unconditionally and irrevocably in favour of the Department all moral rights granted under the Copyright Designs and Patents Act 1988 or equivalent or analogous rights under the laws of other jurisdictions which exist or may arise in relation to or form part of any of the Photographs and / or Films.

1.5	Nothing in this Contract operates to assign or license, or obliges the Department to assign or license, to the Contractor any Intellectual Property Rights:

(a)	belonging to any third parties; or

(b)	existing at the date of this Contract.

2.	Use of Photography and Films

2.1	The Department grants to the Contractor a royalty-free, non-exclusive, non-transferable licence, for the duration of the Contract, to use the Photographs and / or Films for the purposes of education and training.

2.2	The Contractor shall not use the Photographs and / or Films for any other purpose other than those specified in paragraph 2.1 without the prior written permission of the Department. If the Department gives the Contractor written permission to use the Photographs and / or Films for any other purpose, the Contractor shall comply with any terms of use specified by the Department.

3.	Publication of Results

3.1	The Contractor shall not publish, or authorise or allow anyone else to publish, the Results without the prior written permission of the Department. If the Department gives the Contractor permission to publish the Results, the Contractor shall comply with any terms of publication specified by the Department.

3.2	All Results that comprise reports and that are prepared for publication by the Contractor under this Contract shall carry the following disclaimer:

‘This report has been produced by [name of Contractor] under a contract with the Department for Transport. Any views expressed in this report are not necessarily those of the Department for Transport.’

4.	Use of Results

4.1	The Contractor grants a perpetual, irrevocable, worldwide, royalty-free licence to the Department and the Crown, and any person authorised by either of them, to use, reproduce, publish, modify, adapt, enhance and otherwise deal with the Results.

4.2	To the extent that the Results comprise computer software code the Contractor shall at the request of the Department enter into a source code escrow agreement with NCC Group plc (or any other source code deposit agency agreed between the Parties) permitting the Department to have access to the source code for the purpose of maintaining and developing the Results if the Contractor fails or is unable to comply with its obligations to do so, whether those obligations arise under this Contract or any other agreement between the Parties.

4.3	At the request of the Department or the Crown, the Contractor shall forthwith provide to the Department, the Crown or any person nominated by either of them a reasonable number of copies of all Results.

4.4	At the request of the Department or the Crown, the Contractor shall grant to any third party nominated by the Department a non-exclusive licence on fair and reasonable terms to enable that third party to manufacture, exploit and supply any items (including written material) made in connection with, derived from or arising out of the Results.

5.	Further Development of the Results

5.1	The Department or the Crown may undertake, or invite the Contractor or a third party to undertake, further work in connection with the Results or any part of the Results (“Further Development”).

5.2	If the Department or the Crown invites a third party to undertake Further Development, the Contractor shall:

(a)	co-operate with, and use its best endeavours to assist, that third party; and

(b)	grant to that third party all licences necessary to enable that third party to manufacture, exploit and supply any items (including written material) made in connection with, derived from or arising out of the Further Development. Those licences will be perpetual, irrevocable, royalty-free and worldwide.

5.3	No Intellectual Property Rights arising out of any Further Development will vest in the Contractor. This paragraph 5.3 does not affect the ownership of rights in the Background Material or the Results.

6.	Background Material

6.1	If the Department or the Crown wishes to use Background Material, the Contractor shall (to the extent that its rights in or ownership of the Intellectual Property Rights in Background Material permit it to do so) grant the Department and the Crown a perpetual, worldwide, royalty-free, non-exclusive licence to use, modify, adapt and enhance the Background Material as soon as reasonably practicable after a request by the Department or the Crown. To the extent that the Intellectual Property Rights in Background Material belong to a third party, the Contractor shall use its best endeavours to procure an equivalent licence from the relevant third party for the benefit of the Department or the Crown.

7.	Trade Marks

7.1	Project Marks and Department Marks

7.1.1	All Project Marks, and all Intellectual Property Rights in them, shall vest in the Department. The Contractor shall reimburse the Department for all costs and expenses (including legal costs) the Department incurs in seeking to register any Project Marks.

7.1.2	The Department grants the Contractor a worldwide, royalty-free, non-exclusive licence to use the Project Marks in connection with the performance of the Services for the duration of this Contract.

7.1.3	The Contractor shall not use any Department Mark or any Project Mark except to the extent licensed to do so by the Department, nor shall the Contractor use any trade mark that is similar to any Department Mark or to any Project Mark.

7.1.4	The Contractor shall not apply for, or obtain, registration of any Department Mark or any Project Mark or of any trade mark that is similar to any Department Mark or any Project Mark for any goods or services anywhere in the world.

7.1.5	The Contractor shall not do, or omit to do, anything to diminish the rights of the Department in any Department Mark or any Project Mark.

7.1.6	Any goodwill derived from the use by the Contractor of a Department Mark or a Project Mark accrues to the Department. The Department may at any time call for a confirmatory assignment of that goodwill and the Contractor shall immediately execute it.

7.1.7	Department logos and livery which are not Project Marks or Department Marks may only be used by the Contractor with the express written permission of the Department.

7.2	Contractor Marks

7.2.1	The Contractor grants the Department a perpetual, worldwide, royalty-free, non-exclusive licence to use the Contractor Marks in connection with the Results.

7.2.2	The Department shall comply with reasonable directions notified to it by the Contractor from time to time in relation to the form and manner of the application of Contractor Marks.

7.2.3	The Department shall not apply for, or obtain, registration of any Contractor Mark for any goods or services anywhere in the world.

7.2.4	The Department shall not do, or omit to do, anything to diminish the rights of the Contractor in any Contractor Mark.

7.2.5	Any goodwill derived from the use by the Department of a Contractor Mark accrues to the Contractor.

8.	Contractor’s Obligations

8.1	The Contractor warrants to the Department that none of the Contractor’s employees, contractors, Sub-contractors and agents engaged in relation to this Contract will acquire any Intellectual Property Rights in the Results or in anything derived from or arising out of the Results.

8.2	The Contractor shall, at its own expense, take all reasonable steps to ensure that the Intellectual Property Rights in the Results are adequately protected throughout the world, save where the Parties agree that such protection is neither practicable nor economic.

8.3	Within 30 days of filing an application to protect the Intellectual Property Rights in the Results or any part of them, the Contractor shall provide the Department with a copy of that application.

8.4	The Contractor shall not assign or license, nor purport to assign or license, any Intellectual Property Rights in the Results without the prior written consent of the Department.

8.5	The Contractor shall obtain at its own expense any licences from third parties that are necessary in order for the Contractor to fulfil its obligations under this Contract.

8.6	The Contractor has no authority to enter into any contractual or financial arrangements with any third party on behalf of the Department or the Crown.

8.7	The Contractor shall monitor the existence and creation of Intellectual Property Rights (including patent applications, registered design applications and trade mark applications) owned by third parties which may be relevant to the performance of this Contract. If at any time any relevant third party Intellectual Property Rights come to the notice of the Contractor the Contractor shall inform the Department, and the Contractor and the Department shall jointly consider what action, if any, is to be taken. If the Parties cannot agree on what action is to be taken, the Department will have the right (at its option) either:

(a)	to take whatever action it sees fit (in which case the Contractor shall, at the request of the Department but at the Contractor’s expense, provide the Department with all reasonable assistance in connection with those third party Intellectual Property Rights); or

(b)	to oblige the Contractor to take such action, at the Contractor’s cost, as the Department deems appropriate.

8.7.2	In either case the Department shall be entitled to any costs and / or damages awarded in any such action.

8.8	The Contractor shall execute at its own expense such documents as the Department shall request and shall co-operate with and take such actions as the Department may reasonably require in order to give full force and effect to the rights granted or intended to be granted under this Contract including, but not limited to, any formal licence agreement required for the purposes of registering the licence of any such rights.

9.	Termination

9.1	If the Department terminates this Contract or notifies the Contractor of its intention to terminate this Contract (for whatsoever reason) and if the Contractor is requested to do so by the Department, the Contractor shall grant to any third parties nominated by the Department a non-exclusive, perpetual, irrevocable, worldwide, royalty-free licence to use, reproduce, publish, modify, adapt, enhance and develop the Results for the purpose of completing the Services.

9.2	No Intellectual Property Rights arising from any work undertaken by any third party engaged by the Department to complete the Services shall belong to the Contractor.

10.	Indemnity

10.1	The Contractor shall fully indemnify the Department against all actions, claims, demands, costs, charges and expenses arising from or incurred by reason of any infringement or alleged infringement of any Intellectual Property Rights by or on behalf of the Contractor in the performance of the Services, provided that such infringement is not knowingly caused by or materially contributed to by any act of the Department. This indemnity covers claims concerning an actual or alleged infringement by the Department if the infringement arises as a consequence of any actual or alleged infringement of an Intellectual Property Right by or on behalf of the Contractor.

10.2	The Department shall fully indemnify the Contractor against all actions, claims, demands, costs, charges and expenses arising from or incurred by reason of any infringement or alleged infringement of any Intellectual Property Rights by or on behalf of the Department in relation to the performance of the Services by the Contractor, provided that such infringement is not knowingly caused by or materially contributed to by any act of the Contractor. This indemnity covers claims concerning an actual or alleged infringement by the Contractor if the infringement arises as a consequence of any actual or alleged infringement of an Intellectual Property Right by or on behalf of the Department.

UK Search & Rescue Helicopter Service

Schedule 6 – Transition and Acceptance

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24225157.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Contract	DFT	24225157.1

4.0	26.03.13	Execution Version	DFT	24225157.2

	08.04.13	Redacted Version	DFT/BRS

This Schedule is comprised of the following documents:

Schedule 6.1—Transition Plan XXXX*

Schedule 6.1—Annex A Contractor’s Transition Approach (XXXX*

Schedule 6.1—Annex B Transition MS Project Plan XXXX*

Schedule 6.2—Acceptance Procedures XXXX*

Schedule 6.2—Annex A Contractor’s Acceptance Approach XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 6.1 – Transition Plan

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23826433.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18536337.11

1.0	17.01.13	ISFT Draft	BRS

2.2	15.03.13	Proposal for Final Version	DFT	23826433.1

4.0	26.03.13	Execution Version	DFT	23826433.2

	08.04.13	Redacted Version	DFT/BRS

1.	Introduction

1.1	This purpose of this Schedule is to:

(a)	identify the Milestones under this Contract; and

(b)	set out the Contractor’s reporting requirements in relation to the achievement of these Milestones.

1.2	The Contractor shall meet the Milestones in Table 2.1 in accordance with its obligations under this Contract.

2.	Planned Operational Delivery Date Milestones

2.1	Table 2.1 sets out the Milestones for Planned Operational Delivery Date. Each Milestone is defined by:

(a)	Milestone reference;

(b)	Milestone name;

(c)	Milestone Date; and

(d)	Milestone acceptance criteria.

Milestone Ref	Milestone Name	Milestone Date	Milestone Acceptance Criteria
M1	Inverness Planned Operational Delivery Date	1 April 2015	M1 will have been achieved if the Acceptance Procedure in respect of M1 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M1 Milestone Date.

M2	Humberside Planned Operational Delivery Date	1 April 2015	M2 will have been achieved if the Acceptance Procedure in respect of M2 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M2 Milestone Date.

M3	Caernarfon Planned Operational Delivery Date	1 July 2015	M3 will have been achieved if the Acceptance Procedure in respect of M3 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M3 Milestone Date.

M4	Manston Planned Operational Delivery Date	1 July 2015	M4 will have been achieved if the Acceptance Procedure in respect of M4 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M4 Milestone Date.

Milestone Ref	Milestone Name	Milestone Date	Milestone Acceptance Criteria
M5	Cardiff Planned Operational Delivery Date	1 October 2015	M5 will have been achieved if the Acceptance Procedure in respect of M5 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M5 Milestone Date.

M6	Prestwick Planned Operational Delivery Date	1 January 2016	M6 will have been achieved if the Acceptance Procedure in respect of M6 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M6 Milestone Date.

M7	Newquay Planned Operational Delivery Date	1 January 2016	M7 will have been achieved if the Acceptance Procedure in respect of M7 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M7 Milestone Date.

M8	Sumburgh Planned Operational Delivery Date	1 April 2017	M8 will have been achieved if the Acceptance Procedure in respect of M8 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M8 Milestone Date.

M9	Lee-on-Solent Planned Operational Delivery Date	1 April 2017	M9 will have been achieved if the Acceptance Procedure in respect of M9 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M9 Milestone Date.

M10	Stornaway Planned Operational Delivery Date	1 July 2017	M10 will have been achieved if the Acceptance Procedure in respect of M10 is successfully completed in accordance with Schedule 6.2 (Acceptance Procedures) on or before the M10 Milestone Date.

Schedule 6.1: Table 2.1, Planned Operational Delivery Milestone Dates

3.	Infrastructure Milestones

3.1	XXXX*

Milestone Ref	Base	Construction Start	Construction Finish
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Milestone Ref	Base	Construction Start	Construction Finish
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX*

4.	Recruitment Milestones

4.1	XXXX*

Milestone Ref	Base	Recruitment Start	Operational Start
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.	Training Milestones

5.1	XXXX*

Milestone Ref	Base / Aircraft Type	Training Start Date	Training Complete
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX*

6.	Aircraft Orders Milestones

6.1	XXXX*

Milestone Ref	Base	Aircraft Order	Aircraft Delivery
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Milestone Ref	Base	Aircraft Order	Aircraft Delivery
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX*

7.	Reporting Requirements

7.1	The Contractor shall report progress against the achievement of the Milestones set out in Tables 2.1, 3.1, 4.1, 5.1, and 6.1 in accordance with Schedule 8.1 (Governance) and Schedule 8.9 (Management Plan Requirements).

7.2	If:

(a)	the Contractor becomes aware that it will not (or is likely not to) achieve a Milestone by the Milestone Date, or

(b)	the Contractor has failed to achieve a Milestone by the Milestone Date; (a “Milestone Failure”) the Contractor shall notify the Department immediately.

7.3	A Milestone Failure shall constitute Unsatisfactory Performance under Condition 42 (Unsatisfactory Performance) of this Contract.

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex A: Contractor’s Transition Approach

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex B: Transition MS Project Plan

XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 6.2 – Acceptance Procedures

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23827237.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18536378.10

1.0	17.01.13	ISFT Draft	BRS

2.2	15.03.13	Proposal for Final Version	DFT	23827237.1

4.0	26.03.13	Execution Version	DFT	23827237.2

		Redacted Version

Contents

No.	Heading	Page

1.	Overview	4

2.	SAR Scenario Demonstration	4

3.	Site Audit	5

4.	Non Conformances	5

5.	Further Visits	5

1.	Overview

1.1	The Acceptance Procedure for Milestones M1 to M10 shall consist of a SAR scenario demonstration together with other acceptance activity the Contractor has timetabled and a site audit in respect of each Base, in accordance with paragraphs 2 and 3 of this Schedule, and Schedule 6.1—Transition Plan.

1.2	The Acceptance Procedure for Milestones M11 to M58 shall consist of a SAR scenario demonstration in accordance with paragraph 2 of this Schedule.

1.3	The Acceptance Procedure shall only take place once the Civil Aviation Authority has granted the AOC at each Base.

1.4	In respect of Milestones M1 to M10:

(a)	no payment shall be made from the Department to the Contractor in respect of a Base until the Acceptance Procedure has been successfully completed for that Base;

(b)	services shall only commence at any given Base once the Department has witnessed the Acceptance Procedure and given its approval in writing for Services to commence at that Base; and

(c)	the date on which the Department approves the Acceptance Procedure is the date on which Services commence for that Base and is the Operational Delivery Date for that Base.

2.	SAR Scenario Demonstration

2.1	The Contractor will demonstrate that the Services can be delivered by performing one comprehensive SAR scenario demonstration in respect of Milestones M1 to M58.

2.2	The SAR scenario demonstrations shall be completed by the Milestone Dates outlined in Schedule 6.1—Transition Plan.

2.3	The content of the SAR scenario demonstrations for each Base shall be in accordance with the Annexes to this Schedule 6.2—Acceptance Procedures.

2.4	The Contractor will precisely replicate the procedure it would use if the situation was real with the exception that training limits and safety shall not be compromised.

2.5	The Department may waive the Contractor’s obligation to perform a SAR scenario demonstration at any Base if the Department considers that there is sufficient evidence that the Services can be delivered, through an earlier SAR scenario demonstration.

2.6	Should the Department deem a SAR scenario demonstration unsuccessful at any Base, the Contractor shall make arrangements for the performance of a further SAR scenario demonstration at that Base within twenty (20) Working Days.

2.7	The Contractor shall bear the cost of all SAR scenario demonstrations (excluding any costs incurred by the Department).

2.8	All resources to perform each SAR scenario demonstration shall be organised and procured by the Contractor.

3.	Site Audit

3.1	In respect of each of the Bases to which Milestones M1 to M10 refer, on the same date on which the SAR scenario demonstration takes place, the Department shall perform an audit of that same Base.

3.2	The Department shall ensure that the procedures and practices in operation on each Base are in accordance with Good Industry Practice. This includes, but is not limited to:

(a)	aircrew training records;

(b)	engineering practices;

(c)	quality processes;

(d)	local safety procedures and hazard analysis;

(e)	equipment checks; and

(f)	infrastructure and accommodation.

4.	Non Conformances

4.1	Any non conformances identified by the Department during the Acceptance Procedure will be documented and passed to the Contractor.

4.2	On the date on which the Acceptance Procedure takes place, the Parties will endeavour to agree a date by which the Contractor will rectify any non conformances.

4.3	The Acceptance Procedure shall not be completed for a Base until all material non conformances have been rectified.

4.4	The Contractor shall provide proof of any rectification action in respect of non conformances, which may require further visits by the Department.

5.	Further Visits

5.1	Further visits can be arranged at the Department’s discretion either with or without prior notice to the Contractor.

Appendix A: Demonstration Matrix

The Contractor understands that irrespective of the Contractor’s completion of the demonstrations outlined in this Appendix A: Demonstration Matrix and Annex A: Contractor’s Acceptance Approach, the Department will not accept the Milestone for Operational Delivery Date for each Base (and thus the Services cannot commence) until the Contractor has demonstrated to the Department’s satisfaction compliance with all of the Department’s requirements and specified levels of service, as set out at paragraph 3 of Schedule 2.5—Transition and Acceptance, and in particular paragraphs 3.1.2, 3.2.2 and 3.8. XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1935

1.1.1.1 The Avionics Suite must, throughout operation of the relevant SAR Sensor, display SAR Role Sensor Data to both Pilots and to the Rear Cabin in an easily interpretable and readily understood format. Such display function must:

1.1.1.1.1 provide both Pilots and the Rearcrew with full interoperability between SAR Role Sensor Data allowing multiple layers of SAR Role Sensor Data to be displayed and overlaid concurrently; and

1.1.1.1.2 allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between display of the outputs of each SAR Sensor.

		XXXX*	XXXX*	XXXX*		XXXX*

1936	1.1.1.2 The Avionics Suite must, throughout Aircraft Operation, be able to display Aircraft Data and Aeronautical Data to both Pilots and to the Rear Cabin in an easily interpretable standard aviation EFIS display format. Such display function shall allow each of the Pilots and the Rearcrew, at the point of display, the ability to easily and fully select between the display of any Aircraft Data and Aeronautical Data	XXXX*	XXXX*	XXXX*		XXXX*

371	1.1.2.1 The Aircraft Internal Communication System must, throughout Aircraft Operation: 1.1.2.1.1 provide safe, clear and audible voice intercommunication between all persons on-board the Aircraft;	XXXX*	XXXX*	XXXX*		XXXX*

1026	1.1.2.1.2 be accessible to the Rearcrew at all times, including whilst the Rearcrew are moving throughout the Aircraft, without having to change any communications connections; and	XXXX*	XXXX*	XXXX*		XXXX*

1892	1.1.2.1.3 provide safe, clear and audible private voice intercommunication between some and/or all of the persons on-board the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

1893

1.1.2.2 The Aircraft Internal Communication System must, throughout Aircraft Operation:

1.1.2.2.1 have a backup intercom facility which:

1.1.2.2.1.1 is available to all Aircrew;

1.1.2.2.1.2 provides safe, clear and audible voice intercommunication; and

1.1.2.2.1.3 is independent of the system referred to in paragraph 1.1.2.1 above.

		XXXX*	XXXX*	XXXX*		XXXX*

1032	1.1.2.2.1.4 enable the passing of emergency information to all occupants of the Aircraft with sufficient impact to ensure they are immediately aware of an emergency.	XXXX*	XXXX*	XXXX*		XXXX*

1894	1.2.1.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide all the Aircrew with voice intercommunication throughout: 1.2.1.1.1 the Civil VHF ATC Comms Band;	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1896	1.2.1.1.2 the Military UHF Comms Band; and	XXXX*	XXXX*	XXXX*		XXXX*

320	1.2.1.1.3 the Marine VHF Comms Band including MRT frequencies Ch. 24A and 62A	XXXX*	XXXX*	XXXX*		XXXX*

2022

1.2.2.1 The Aircraft External Communication System and Winchman’s Individual Communication System must, throughout Aircraft Operation, enable:

1.2.2.1.1 the Winchman to have voice intercommunication with the occupants of the Aircraft via the Aircraft’s Internal Communication System at least 5km away from the Airborne System;

		XXXX*	XXXX*	XXXX*		XXXX*

2023	1.2.2.1.2 the Winchman to have voice intercommunication with third party users of VHF FM Marine Band at least 5km away from the Winchman; and	XXXX*	XXXX*	XXXX*		XXXX*

2024	1.2.2.1.3 the muting from onboard the Aircraft of the Winchman’s voice intercommunication with persons onboard or off the Aircraft whilst otherwise maintaining full operability and the ability for the Winchman to mute Aircraft intercom chatter from the Winchman’s location.	XXXX*	XXXX*	XXXX*		XXXX*

2025	1.2.2.2 The Winchman’s Individual Communication System must be water resistant to IEC 529 IP67 Classification	XXXX*	XXXX*	XXXX*		XXXX*

1897	1.2.3.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and a Co-ordinating Authority with the ability to broadcast to more than one recipient.	XXXX*	XXXX*	XXXX*		XXXX*

1931	1.2.4.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable BLOS voice and data intercommunication between the Aircrew and other suitably equipped Dedicated SAR Units with the ability to broadcast to more than one recipient.	XXXX*	XXXX*	XXXX*		XXXX*

1932	1.2.5.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable voice intercommunication between the Aircrew and any Vessels in distress using the MF Distress Frequency with the ability to broadcast to more than one recipient	XXXX*	XXXX*	XXXX*		XXXX*

1898	1.2.6.1 The Aircraft External Communication System must, throughout Aircraft Operation, provide at least two immediately available BLOS intercommunication facilities (one main and one backup) with no common single point of failure.	XXXX*	XXXX*	XXXX*		XXXX*

1273	1.2.7.1 The Contractor shall provide an Aircraft External Communication System which, throughout Aircraft Operation, enables voice and text intercommunication between the Aircrew and any user of a mobile phone connected to any UK mobile phone network provider.	XXXX*	XXXX*	XXXX*		XXXX*

1018	1.2.8.1 The Contractor shall provide an Aircraft External Communication System which provides portable satellite communications facilities which can be used off and/or on-board the Aircraft at any time; it must have an independent power source for use away from the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1901

1.2.9.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the exchange of Search Information and the electronic transfer of Search Information data directly to and from the Avionics Suite between the Aircrew and:

1.2.9.1.1 a Co-ordinating Authority; and

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1933	1.2.9.1.2 other suitably equipped Dedicated SAR Units.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1934	1.2.9.2 The Aircraft External Communication System must enable the manual transfer of Search Information to the Base Operations Room Post Flight.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1902	1.2.10.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Rearcrew to transfer information on a Casualty’s condition, including medical data via electronic means, to medical facilities suitably equipped to receive such information.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

2035	1.2.11.1 The system shall be able to intercommunicate with all UK emergency services using TETRA or its successor.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1755

1.2.12.1 The Aircraft External Communication System and Avionics Suite must, throughout Aircraft Operation, be able to report the position of the Aircraft to the Department’s Tasking Body at intervals pre-selected by the Aircrew:

1.2.12.1.1 without the need for further attention by the Aircrew after initial set up; and

1.2.12.1.2 to within 100 metres lateral accuracy of the Aircraft’s true position at the time of position capture by the Avionics Suite.

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1870	1.2.13.1 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the Aeronautical Emergency Frequencies whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.	XXXX*	XXXX*	XXXX*		XXXX*

1884	1.2.13.2 The Aircraft External Communication System must, throughout Aircraft Operation, enable the Aircrew to maintain a continuous listening watch on the VHF FM Ch16 being the Maritime Emergency Frequency whilst using other frequencies. Such facility shall be deselectable by any of the Aircrew in relation to his or her own functionality.	XXXX*	XXXX*	XXXX*		XXXX*

1023	1.2.14.1 The Avionics Suite must, throughout Aircraft Operation, be able to transmit Aircraft position and receive other users’ positions using AIS, and display through any of the Aircraft avionics displays.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1022	1.2.15.1 The Aircraft External Communication System must, throughout Aircraft Operation during the day and by night, enable the Rearcrew to pass information from the Aircraft in a clear and readily understood visual format to persons on the surface up to 100ft from the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1909	1.2.16.1 The Base Operations Room must support flight planning activities and provide ready access to at least the following:	XXXX*	XXXX*	XXXX*		XXXX*

1.2.16.1.1 meteorological data;

1.2.16.1.2 NOTAMS;

1.2.16.1.3 air traffic control information;

1.2.16.1.4 digital and paper mapping;

1.2.16.1.5 Aircraft performance data;

1.2.16.1.6 Tasking data;

1.2.16.1.7 AIS; and

1.2.16.1.8 Mission Planning and Debriefing System

1886	1.2.16.2 The Base Operations Room must enable clear and audible voice intercommunication between the Base Operations Room and the Department’s tasking body with guaranteed connectivity between the two from a single call at all times.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1048	1.2.16.3 The Base Operations Room must enable continuous voice intercommunication with the Airborne System.	XXXX*	XXXX*	XXXX*		XXXX*

819	The Mission Planning and Debriefing System must enable the Aircrew to plan all Operations before flight through the utilisation of hard and soft copy information (the “Pre-flight Planning Process”) such that Normal Readiness can be met.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1906	The Mission Planning and Debriefing System must be able to transfer by electronic means the output of the Pre-flight Planning Process into the Avionics Suite such that it can be readily interpreted and used by the Aircrew.	XXXX*	XXXX*	XXXX*		XXXX*

1774	The Contractor must provide Aircrew with sufficient flight planning data and materials to modify the inputted flight planning data during Aircraft Operation and provide an Avionics Suite which is able to accept modifications.	XXXX*	XXXX*	XXXX*		XXXX*

1989	2.2.1.1 The Contractor must provide at each Base: 2.2.1.1.1 Ground Familiarisation Training for Emergency Response Teams; and	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1071	2.2.1.1.2 ERT Flying Training Exercises for Emergency Response Teams and other available non-Contractor SAR assets including Ministry of Defence aircraft.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1828

2.2.2.1.1 The Personnel and Training System must:

2.2.2.1.1.1 ensure that all Pilots, at the time of the commencement of their operational duties for the Contractor, are suitably qualified (having passed a recognised type rating training course) and can Operate the Airborne System by day and by night; and

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1841	2.2.2.1.1.2 ensure that all Rearcrew at the time of the commencement of their operational duties for the Contractor are suitably trained to Operate the Airborne System by day and by night.	XXXX*	XXXX*	XXXX*		XXXX*

1850

2.2.2.2.1 The Contractor shall ensure that a total of 50 flying hours per Month of SAR role flying training is completed at each location.

2.2.2.2.2 It is anticipated that all training hours should be consumed within the Month. If this cannot be achieved a maximum of 10 hours can be carried over to the following Month at the contractor’s discretion. Hours in excess of this limit must be agreed with the Department.

2.2.2.2.3 In the event that monthly flying training targets are not achieved, the Contractor shall ensure that such shortfalls are averaged out over the year.

2.2.2.2.4 The Contractor shall provide details of the proposed Crew training programme.

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1981	2.2.2.2.5 The Personnel and Training System must be able to simulate to all Aircrew, all emergency situations and conditions that the Aircrew might encounter during Operations and simulate, on the Aircraft during flight, a range of emergency situations and conditions that the Aircrew might encounter during Operations.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1759

2.3.1.1. The Contractor shall provide Aircraft Commanders with previous experience of at least 2500 helicopter flying hours each.

2.3.1.1.1 The Contractor shall provide Aircraft Commanders with previous experience of at least 1000 flying hours in multi-engined helicopters each.

2.3.1.1.2 The Contractor shall provide Aircraft Commanders with previous experience of at least 50 flying hours on each type.

2.3.1.1.3 The Contractor shall provide Aircraft Commanders with at least 250 flying hours previous military/civilian SAR helicopter experience each.

2.3.1.1.4 All Aircraft Commanders shall be instrument rated.

		XXXX*	XXXX*	XXXX*		XXXX*

1760

2.3.1.2. The Contractor shall provide Crew Co-Pilots with previous experience of at least 750 helicopter flying hours each.

2.3.1.2.1 The Contractor shall ensure that all Co-Pilots are instrument rated.

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1761

The contractor shall provide Winch Operators with at least one year’s experience each in a dedicated military/civilian SAR unit.

2.3.2.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

		XXXX*	XXXX*	XXXX*		XXXX*

1762

The Contractor shall provide Winchmen with at least 3 Month’s experience each in a dedicated military/civilian SAR unit.

2.3.3.1 The Contractor shall provide Rearcrew trained to a minimum of BIEC standard (equivalent to the IHCD Emergency Medical Technician) and with at least one Paramedic qualified Rearcrew on each shift.

		XXXX*	XXXX*	XXXX*		XXXX*

2077	The Contractor shall ensure the continuing professional development of medically qualified Rearcrew to maintain medical standards and currency law policy set by the clinical director.	XXXX*	XXXX*	XXXX*

1975	An Airborne System shall be On State for 98% of the Declared Operating Time at each Base.	XXXX*	XXXX*	XXXX*		XXXX*

1970	[For Lot 1] The Contractor shall provide a service at, or in the vicinity of, Sumburgh, Stornoway, Culdrose, Leconfield and Valley with a larger minimum rescue capacity per Aircraft of 8 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 200nm (250nm at Stornoway).	XXXX*	XXXX*	XXXX*		XXXX*

1971	[For Lot 2] The Contractor shall provide a service at Lee on the Solent, at or in the vicinity of Chivenor, Prestwick, Lossiemouth and Wattisham with a smaller minimum rescue capacity per Aircraft of 4 Casualties/Survivors (2 of which are capable of being stretchered) and a minimum radius of action of 170nm.	XXXX*	XXXX*	XXXX*		XXXX*

2048	All of the Aircraft must be capable of being refuelled using pressure fed aviation refuelling/defueling systems.	XXXX*	XXXX*	XXXX*		XXXX*

2009	The Contractor must, at any time, be able to deploy each On State Airborne System for a period of 12 hours, including a total of 8 flying hours, without the need for any external support or supplies other than aviation fuel.	XXXX*	XXXX*	XXXX*

467	4.1.1.1.1 All Aircraft must be able to take off from and land on Unprepared Surfaces without damage to any part of the Aircraft that renders it unable to Operate.	XXXX*	XXXX*	XXXX*		XXXX*

587	4.1.1.1.2 The Aircraft must be able to take off from, land, start up and shut down on surfaces sloping at up to 10 degrees in any direction.	XXXX*	XXXX*	XXXX*		XXXX*

1969	4.1.1.1.3 The Aircraft must be able to, within ship operating limits, land, hold on deck and subsequently depart from any Vessel that is capable of accepting the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1263	4.1.1.1.4 The Aircraft must at all times be fully operable from both Pilot seats within the Aircraft throughout the flight envelope.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
901

4.1.1.1.5 The Aircraft and the Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from forward flight to the Hover (or relative Hover) over a designated stationary or moving point at:

		XXXX*	XXXX*	XXXX*		XXXX*

(i) all speeds technically achievable by the Aircraft; and

(ii) any height at or below 1000ft amsl, either in a coastal environment, or an overwater environment and in zero visibility. At any time during the transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.

908	4.1.1.1.6 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to safely approach down to 150m of a surface Vessel, fixed structure or coastline in a Reduced Cue Environment.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1968

4.1.11.7 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.1.1.7.1 approach Offshore Installations in a lateral visibility of 150m or greater; and

4.1.1.1.7.2 approach to and depart from Offshore Installations in 25m lateral and vertical visibility.

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

909	4.1.1.1.8 The Aircraft and Avionics Suite must, throughout Aircraft Operation, be able to transition automatically after initiation by the Aircrew from Hover over a stationary or moving point to forward flight with an exit gate of 1000ft amsl and below and a speed at or above Vmin plus 10 knots. At any time during this transition, either Pilot must be able to immediately recover manual, lateral and/or vertical control of the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

959

4.1.2.1.1 The Avionics Suite must, in a Reduced Cue Environment and whilst in an automatic Hover:

i. enable the Aircraft to maintain that Hover to within 5 feet in the lateral and vertical plane of the Aircraft’s desired position.

ii. allow either Pilot a graduated control input to give a hover taxy speed of up to 10 knots in any lateral direction.

		XXXX*	XXXX*	XXXX*		XXXX*

960	4.1.2.2.1 The Avionics Suite must, whilst in an automatic hover, enable the Winch Operator a graduated method of adjusting the lateral position of the Aircraft from the Winch Operator’s normal Crew position within the Aircraft at up to 10 knots in any lateral direction without any direct involvement of the Pilots. At any time during this activity, either Pilot must be able to immediately recover manual, lateral control of the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
862

4.1.2.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.2.3.2 detect and display to the Aircrew the relative position of surface contacts in the maritime environment down to a range of 150m with sufficient resolution to detect Vessels and assist in collision avoidance against all surface contacts; and

		XXXX*	XXXX*	XXXX*		XXXX*

1990	4.1.2.3.3 determine and display to the Aircrew the track to within +/- 5 degrees of actual track and speed to within +/- 2 knots of actual speed of such detected surface contacts in the maritime environment.	XXXX*	XXXX*	XXXX*		XXXX*

868	4.1.2.3.4 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water, in the vicinity of coastlines and in a Reduced Cue Environment down to 150m lateral visibility.	XXXX*	XXXX*	XXXX*		XXXX*

1945	4.1.3.1. Operations in Controlled Airspace

477	4.1.3.1.1 The Airborne System and Avionics Suite must enable Operations in all classes of airspace:	XXXX*	XXXX*	XXXX*	XXXX*	XXXX*

4.1.3.1.1.1 at all times;

4.1.3.1.1.2 without restriction due to Avionic Suite limitations;

4.1.3.1.1.3 without restriction due to Aircrew qualifications;

4.1.3.1.1.4 under relevant Visual Flight Rules; and

4.1.3.1.1.5 under relevant Instrument Flight Rules.

1940	4.1.3.2.1 The Avionics Suite must, throughout Aircraft Operation, be able to:	XXXX*	XXXX*	XXXX*		XXXX*

4.1.3.2.1.1 continuously display the Aircraft’s geographic position to both Pilot seats within the Aircraft and to an additional display in the Rear Cabin; and

1942	4.1.3.2.1.2 such display of the Aircraft’s geographic position shall be capable of being displayed in the following formats: latitude, longitude, British National Grid and Irish National Grid.	XXXX*	XXXX*	XXXX*		XXXX*

1506

4.1.3.3.1 The Avionics Suite must, throughout Aircraft Operation, be able to:

4.1.3.3.1.1 determine the optimal available navigational solution derived from all navigational inputs available to the Avionics Suite; and

		XXXX*	XXXX*	XXXX*		XXXX*

1528	4.1.3.3.1.2 ensure the accuracy of the navigational solution is within 12 metres of the Aircraft’s true 3-D position	XXXX*	XXXX*	XXXX*		XXXX*

1503	4.1.3.4.1 The Avionics Suite must, throughout Aircraft Operation, be able to:	XXXX*	XXXX*	XXXX*		XXXX*

4.1.3.4.1.1 electronically store at least 20 user-defined route plans and retain such stored route plans during periods when no power is supplied to the Avionics Suite;

4.1.3.4.1.2 modify any stored route plan at any time from within the Aircraft;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
975	4.1.3.4.1.3 automatically execute stored route plans without the need for further Aircrew intervention once executed but still allow Aircrew the ability to modify once executed; and	XXXX*	XXXX*	XXXX*		XXXX*

1943	4.1.3.4.1.4 electronically store and/or modify from within the Aircraft at any time at least 200 fixed or moving Waypoints and be able to retain such Waypoints, at the discretion of the Aircrew, during periods when no power is supplied to the Avionics Suite.	XXXX*	XXXX*	XXXX*		XXXX*

1524	4.1.3.5.1 The Avionics Suite must, following failure of a single navigational data source, maintain sufficient integrity to ensure that the navigation solution allows continuity of Aircraft Operations and completion of the Department’s tasking body instruction.	XXXX*	XXXX*	XXXX*		XXXX*

830

4.1.3.6.1 The Avionics Suite must, throughout Aircraft Operation:

4.1.3.6.1.1 enable the Aircraft to undertake Standard Search Patterns selected by the Aircrew without the need for further Aircrew intervention once executed and reduce the need for Aircrew monitoring and

		XXXX*	XXXX*	XXXX*		XXXX*

831	4.1.3.6.1.2 enable the Aircrew to select alternate Standard Search Patterns, modify the dimensions of and suspend and/or resume executed Standard Search Patterns.	XXXX*	XXXX*	XXXX*		XXXX*

1508	4.1.3.6.1.3 The Pilots must be able to input specific position and height information into the Avionics Suite in order to provide for an automated Aircraft letdown to such designated position and height. Position information must be capable of being automatically derived and electronically passed (preferably in a single operation) from SAR Sensors to the Avionics Suite to provide an automated letdown to such position.	XXXX*	XXXX*	XXXX*		XXXX*

1962

4.1.3.6.1.4 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to:

4.1.3.6.1.5 fix and record the position of stationary objects; and

4.1.3.6.1.6 fix, record and predict the future position of moving objects over time.

		XXXX*	XXXX*	XXXX*		XXXX*

1822	4.1.4.1 All On State Airborne Systems must be capable of retaining the Hover:

4.1.4.1.1 outside of Ground Effect whilst delivering an MRT Standard Load at or below 4000ft amsl at ISA +15 degrees centigrade in still air; and

4.1.4.1.2 with 30 minutes SAR Endurance remaining, at the location of any SAR Incident in the Mountainous Regions of the UK SRR.

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1973	4.1.4.2 The Airborne System must, throughout Aircraft Operation, be capable of climbing to and maintaining 10,000ft PA at ISA temperature.	XXXX*	XXXX*	XXXX*		XXXX*

1775

The Avionics Suite must, throughout Aircraft Operation, be able to continuously electronically record the Aircraft IR Sensor imagery for greater than or equal to the maximum un-refuelled endurance of the Aircraft. The electronic recording of IR Sensor imagery must be:

capable of being turned on or off by the Sensor Operator;

of the same or better visual quality to that displayed to the Aircrew by the relevant SAR Sensor; and

tagged with the same information as that displayed to the Aircrew by the relevant SAR Sensor (including but not limited to date and time).

		XXXX*	XXXX*	XXXX*		XXXX*

1914

The Avionics Suite must, throughout Aircraft Operation, be able to electronically record the imagery of persons on either of the Winches. The electronic imagery recording of persons on the in-use Winch must:

be capable of being turned on and off by the Winch Operator;

be able to continuously record for the duration of use of the relevant Winch during Operations; and

be of suitable visual quality to contribute to the debrief process and public relations material.

not require Winch Operator input to swap between in-use Winches in the event of an in flight Winch changeover.

		XXXX*	XXXX*	XXXX*		XXXX*

1915	The Avionics Suite must, throughout Aircraft Operation, be able to electronically record on the Aircraft the surface track flown by the Aircraft. The recording time available for recording shall be equal to or greater than the maximum unrefueled endurance of the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

1916

The Avionics Suite must, throughout Aircraft Operation, be able to electronically record intercom audio data. The electronic recording of intercom audio data must be:

capable of being turned on or off by the Aircrew;

able to continuously record for greater than or equal to the maximum unrefueled endurance of the Aircraft; and

of suitable audio quality to contribute to the debrief process and public relations material.

Neither the Department nor the Contractor shall use the electronic recording of intercom audio data in 4.1.5.1.4 above without permission of all persons on the recording.

4.1.5.2 Data Playback

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1924	The System shall be able to playback IR sensor imagery.	XXXX*	XXXX*	XXXX*		XXXX*

1925	4.1.5.2.2 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of persons on the in-use Winch.	XXXX*	XXXX*	XXXX*		XXXX*

1926	4.1.5.2.3 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, electronic recordings of the surface track flown by the Aircraft and on the Aircraft during that flight to the Winch Operator’s sensor station.	XXXX*	XXXX*	XXXX*		XXXX*

1927	4.1.5.2.4 The Mission Planning and Debriefing System at the Aircraft’s normal Base must be able to playback, off the Aircraft Post Flight, the intercom audio data recordings.	XXXX*	XXXX*	XXXX*		XXXX*

1978	4.2.1.1 The Contractor must be able to respond rapidly with each On State Airborne System to a Tasking.	XXXX*	XXXX*	XXXX*		XXXX*

1244	4.2.1.2 The Aircraft shall allow the safe and rapid embarkation and/or disembarkation of the Aircraft’s occupants, whilst the Aircraft rotors are turning at flying speed, without the use of any external equipment which is not on or fixed to the Aircraft throughout Aircraft Operation.	XXXX*	XXXX*	XXXX*		XXXX*

1790

4.2.2.1.1 The Aircraft must be configured to enable the combined Crew to have, without any electronic visual aids, an unrestricted:

4.2.2.1.1.1 360 degree view referenced to the Aircraft’s lateral axis; and

4.2.2.1.1.2 view from the edge of the rotor disk to directly beneath the Aircraft.

		XXXX*	XXXX*	XXXX*		XXXX*

1938	4.2.2.1.2 The Airborne System must be ergonomically designed and equipped to assist each member of the Aircrew (other than the Handling Pilot) to conduct visual searches (without any electronic visual aids) for uninterrupted periods, each period comprising of no less than 20 minutes.	XXXX*	XXXX*	XXXX*		XXXX*

1792	4.2.2.1.3 The Avionics Suite must enable Aircrew to conduct aided visual searches in low light conditions down to 2 mlux.	XXXX*	XXXX*	XXXX*		XXXX*

848	4.2.2.1.4 The Aircrew must be able to view any enhanced (through amplified intensity) external low light images seen when conducting the aided visual searches in a monochrome display.	XXXX*	XXXX*	XXXX*		XXXX*

1794	4.2.2.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the Aircrew to manually select and automatically align any individual SAR Sensor to the output of any other SAR Sensor throughout the flight envelope of the SAR Sensors.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
860

4.2.2.2.2.1 the determination of a Target’s position (such a Target being detected by radar) with sufficient accuracy and resolution to enable the Aircrew to conduct an effective search; and

4.2.2.2.2.2 to undertake Operations over water below safety altitude in IMC.

		XXXX*	XXXX*	XXXX*		XXXX*

864	4.2.2.2.2.3 The Avionics Suite must be able to create a minimum 120 degree arc radar picture (being fixed at 60 degrees either side of the nose of the Aircraft) with a scanner tilt facility.	XXXX*	XXXX*	XXXX*		XXXX*

872	4.2.2.2.2.4 The Avionics Suite must be able to interrogate SARTs on a 9GHz frequency.	XXXX*	XXXX*	XXXX*		XXXX*

858	4.2.2.2.3.1 The Avionics Suite must provide unrestricted IR Sensor coverage of 360 degree in a lateral arc around the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

851	4.2.2.2.3.2 The Avionics Suite must be able to distinguish persons against their immediate environment (with reference to difference in emissivity) with sufficient accuracy and resolution to permit detection of a person or persons in the water at a slant range of at least 750 metres from the Aircraft and display this to the Rear Cabin.	XXXX*	XXXX*	XXXX*		XXXX*

852	4.2.2.2.3.3 The Avionics Suite must enable the display of the relative bearing of a Target detected by the IR Sensor relative to the Aircraft on the IR Sensor image.	XXXX*	XXXX*	XXXX*		XXXX*

1891	4.2.3.1.1 The Avionics Suite must be able to: 4.2.3.1.1.1 Home onto the source of any MF Distress Frequency (2182 KHz);	XXXX*	XXXX*	XXXX*		XXXX*

1890	4.2.3.1.1.2 Home onto the source of any continuous UHF transmission;	XXXX*	XXXX*	XXXX*		XXXX*

882	4.2.3.1.1.3 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of at least 2 simultaneous UHF transmissions on a frequency of 243 MHz	XXXX*	XXXX*	XXXX*		XXXX*

2015	4.2.3.1.1.4 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous 406 MHz beacon transmissions and embedded data including GPS positioning information;	XXXX*	XXXX*	XXXX*		XXXX*

1889	4.2.3.1.1.5 Home onto the source of any continuous Marine VHF Comms Band or AM Airband transmission;	XXXX*	XXXX*	XXXX*		XXXX*

880	4.2.3.1.1.6 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF AM transmissions on a frequency of 121.5 MHz;	XXXX*	XXXX*	XXXX*		XXXX*

2042	4.2.3.1.1.7 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous VHF FM Marine Band transmissions on a frequency of 156.8 MHz (Marine Channel 16 – distress);	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1987	4.2.3.1.1.8 immediately display to the Pilots, upon the detection of such transmissions, the directions relative to the Aircraft of 2 simultaneous training beacon transmissions on frequencies of 122.55 MHz and/or 245.1 MHz;	XXXX*	XXXX*	XXXX*		XXXX*

887	4.2.3.1.1.9 indicate to the Pilots in an easily and readily understandable format when the Aircraft is directly overhead the source of any transmission to which it is homing and the signal strength of the transmissions.	XXXX*	XXXX*	XXXX*		XXXX*

889	4.2.3.2.1 The Avionics Suite must enable the Aircrew to receive audio signals, through the homer aerials, from rescue beacons transmitting on frequencies of 121.5 MHz, 243.0 MHz, 406 MHz, 122.55 MHz and 245.1 MHz and each member of the Aircrew must, at their own discretion, be able to increase and/or reduce the volume, including down to zero.	XXXX*	XXXX*	XXXX*		XXXX*

1961	4.2.3.3.1 The Aircraft must be equipped with an air deployable device with an endurance of at least one hour that the Aircrew can use to mark a position by electronic means such that the position can be readily located again by any Airborne System.	XXXX*	XXXX*	XXXX*		XXXX*

1960	4.2.3.3.2 The Aircraft must be equipped with air deployable devices that the Aircrew can use to mark positions by visual means for a period of at least two minutes such that the position can be readily located again by the Airborne System by day and night.	XXXX*	XXXX*	XXXX*		XXXX*

2050	4.2.4.1.1.1 The Winch System must comply with all applicable European Aviation Safety Agency (EASA) and Civil Aviation Authority (CAA) regulations.	XXXX*	XXXX*	XXXX*		XXXX*

1996	4.2.4.1.1.2 The Winch System must be sited such that the Winch Operator has an unrestricted view during Winching Operations of both the Target and any persons on the Winch. Pilots have an optimum view of the Target.	XXXX*	XXXX*	XXXX*		XXXX*

2014	4.2.4.1.1.3 The Winch System, through its configuration and equipment, must enable the Winch Operator to operate the Winch System whilst carrying out concurrent duties.	XXXX*	XXXX*	XXXX*		XXXX*

1997	4.2.4.1.1.4 The Winch System must, throughout Aircraft Operation, allow for free and unimpeded entry into and exit out of the Aircraft of a Stretcher and its occupants during Winch Operations, and in particular the Stretcher must have full and free movement about the vertical axis and/or not be pitched more than 30 degrees about the lateral axis.	XXXX*	XXXX*	XXXX*		XXXX*

1806	4.2.4.1.1.5 The Winch System must, throughout Aircraft Operation, be independently controllable from the Winch Operator’s normal station and the Aircraft Commander’s seat during Winch Operations in the Aircraft and the Co-Pilot’s seat in the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

913

4.2.4.1.1.6 The Winch System must, throughout Aircraft Operation:

4.2.4.1.1.6.1 have a Winch Cable length of at least 290 feet and have no restrictions on the minimum Winch Cable length for Winching Operations;

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
2016	4.2.4.1.1.6.2 be able to winch continuously without the need to pause between Winch Cycles;	XXXX*	XXXX*	XXXX*		XXXX*

2017	4.2.4.1.1.6.3 be able to undertake Winching Operations without any restrictions due to Fleet Angle.	XXXX*	XXXX*	XXXX*		XXXX*

915	4.2.4.1.1.6.4 be able to, in a single Winching Operation, lift any weight up to and including 600 lbs;	XXXX*	XXXX*	XXXX*		XXXX*

1992	4.2.4.1.1.6.5 be able to winch a 400 lb load at any speed in excess of 250 feet per minute with variable speed control, fully proportional to displacement of the control for the Winch by the Winch Operator;	XXXX*	XXXX*	XXXX*		XXXX*

1804	4.2.4.1.1.6.6 be able to winch precisely and safely (including by means of a precision winching facility and safety clutch) without causing injury due to sudden take up of the load on the Winch; and	XXXX*	XXXX*	XXXX*		XXXX*

922	4.2.4.1.1.6.7 be able to respond to commands from the Winch Operator with no detectable time delay between the Winch Operator displacing of the control for the Winch and the Winch correctly responding.	XXXX*	XXXX*	XXXX*		XXXX*

929	4.2.4.1.2.1 The Winch System must have a secondary winch facility and such system shall have performance equal to the primary Winch System and allow inter-Winch transfers from either Winch System to the other Winch System whilst under load.	XXXX*	XXXX*	XXXX*		XXXX*

916	4.2.4.1.2.2 The Winch System must, throughout Aircraft Operation, enable the Winch Operator and the Pilots to each, acting independently, be able to instantaneously and in a single operation sever the in-use Winch Cable (being either the primary or secondary Winch Cable, as the case may be) provided always that the primary or secondary Winch Cables cannot be severed inadvertently without either Pilot releasing the flight controls.	XXXX*	XXXX*	XXXX*		XXXX*

1995	4.2.4.1.2.3 The Winch System must, throughout Aircraft Operation, be capable of Winching Operations in the event of a failure of any or all systems on the Aircraft (other than those directly associated with the Winch System).	XXXX*	XXXX*	XXXX*		XXXX*

1802	4.2.4.2.1 The Airborne System must allow Casualties and Survivors to freely embark on and disembark from the Airborne System when on the ground without any adverse affect to their physical condition.	XXXX*	XXXX*	XXXX*		XXXX*

2071	4.2.4.2.2.1 [For Lot 1] The Contractor must, throughout Aircraft Operation be able to rescue up to 8 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area within 120 minutes of take-off in Still Air Conditions.	XXXX*	XXXX*	XXXX*

2072	4.2.4.2.2.2.1 [For Lot 2] The Contractor must, throughout Aircraft Operation be able to rescue up to 4 Casualties and/or Survivors (2 of which are capable of being stretchered) with one Airborne System anywhere within the Threshold SAR Operating Area.	XXXX*	XXXX*	XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
933	4.2.4.2.3.1 The Airborne System must, throughout Aircraft Operation, be able to rescue an adult weighing 300lbs.	XXXX*	XXXX*	XXXX*		XXXX*

934	4.2.4.2.3.2 The Airborne System must, throughout Aircraft Operation, be able to rescue babies and children.	XXXX*	XXXX*	XXXX*		XXXX*

948	4.2.4.2.4.1 The Airborne System must, throughout Aircraft Operation, be able to rescue immobile and/or unconscious Casualties who are incapable of self-help.	XXXX*	XXXX*	XXXX*		XXXX*

1965	4.2.4.3.1 The Airborne System must be capable of recovering up to 4 human bodies.	XXXX*	XXXX*	XXXX*		XXXX*

950	4.2.5.1 The Airborne System must, throughout Aircraft Operation, provide the Winchman with specialist equipment to rescue Casualties and/or Survivors from entangled situations.	XXXX*	XXXX*	XXXX*		XXXX*

1963	4.2.5.2 The Airborne System must, throughout Aircraft Operation, be able to rescue Casualties and/or Survivors whilst the Aircraft is Operating in proximity to obstructions down to 10 feet MSC.	XXXX*	XXXX*	XXXX*		XXXX*

1798	4.2.6.1.1 The Medical Capability must, throughout Aircraft Operation, be able to concurrently deliver, through separate Rearcrew, NHS Paramedic and NHS EMT medical care on each Airborne System:	XXXX*	XXXX*	XXXX*		XXXX*

4.2.6.1.1.1 from first contact with the Casualty at the scene of an incident outside of the Aircraft;

4.2.6.1.1.2 within the Aircraft; and

4.2.6.1.1.3 after shutdown of the Aircraft,

until handover of the Casualty to a person suitably qualified and experienced in medical care to accept responsibility for the Casualty at the end of the Operation.

Note: exemption available to the NHS Paramedic element of this requirement where this standard of medical care will be deemed to be met by the Contractor utilising EMT qualified Rearcrew who are undergoing Health Professionals Council recognised training towards full NHS Paramedic qualification.

1964	4.2.6.1.2 The Aircraft must be able to transport either one Critical Care Patient or one incubator, together with any associated equipment required to support the Critical Care Patient or the incubator and a medical team of 3 persons.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1234	4.2.6.1.3 The Aircraft must, throughout Aircraft Operation, have appropriate:	XXXX*	XXXX*	XXXX*		XXXX*

4.2.6.1.3.1 lighting;

4.2.6.1.3.2 power supplies for all onboard medical equipment;

4.2.6.1.3.3 one British Standard 240 Volt AC, 50 Hz, 13 Amp, 3 pin socket;

4.2.6.1.3.4 oxygen supplies;

4.2.6.1.3.5 heating;

4.2.6.1.3.6 sterile environment; and

4.2.6.1.3.7 accessibility to the Patient,

to enable medically trained persons to provide pre-hospital medical care within the Aircraft throughout Aircraft Operation.

1232	4.2.6.2.1 The Medical Capability must, throughout Aircraft Operation, provide appropriate and sufficient medical supplies and equipment on board each Aircraft to enable medically trained personnel to concurrently treat and monitor 4 Casualties.	XXXX*	XXXX*	XXXX*		XXXX*

1801	4.2.6.2.2 The Aircraft must, throughout Aircraft Operation, enable the Rearcrew to easily access, readily, and safely deploy, and retrieve any of the medical equipment that may be required to support the treatment by the Rearcrew of a Casualty outside of the Aircraft. Such medical equipment shall have secure and crashworthy stowage within the Aircraft and (where appropriate) have an independent power source available for use by the Rearcrew.	XXXX*	XXXX*	XXXX*		XXXX*

1233	4.2.6.2.3 The Contractor must for all of the medical supplies (including drugs) and equipment that are required to be carried on the Aircraft, record, stow and transport these in accordance with any applicable legal and manufacturers’ requirements.	XXXX*	XXXX*	XXXX*		XXXX*

1203	4.2.7.1 All On State Airborne Systems must be capable of deploying from and retrieving to the Aircraft an MRT Standard Load in a single trip and from the air or on the ground.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1166	All Aircraft shall be immediately recognisable as a SAR Aircraft and be in the standard MCA white/red livery.	XXXX*	XXXX*	XXXX*		XXXX*

1758

All Aircraft must have a conspicuous and highly visible external finish that, at all times, assists persons in readily seeing and identifying the Aircraft from both in the air and on the ground.

The Aircraft shall have no visual indication of aircraft ownership.

		XXXX*	XXXX*	XXXX*		XXXX*

502	The Avionics Suite must, throughout Aircraft Operation, enable the Handling Pilot to automatically receive clear and readily interpretable warnings of any approaches to terrain or other obstacles whilst being able to continuously look out of the Cockpit.	XXXX*	XXXX*	XXXX*		XXXX*

503	The Avionics Suite must, throughout Aircraft Operation, automatically provide the Pilots with immediate, clear and readily interpretable warnings of any potential air traffic conflicts to at least a TCAS I.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1623	The Aircraft must, throughout Aircraft Operation, be able to remain airborne and be able to safely fly away or remain in the Hover following a single engine failure where:	XXXX*	XXXX*	XXXX*		XXXX*

5.3.1.1 the Aircraft is at the Standard SAR Operating Weight;

5.3.1.2 there is 10 knots of wind;

5.3.1.3 the Aircraft has at least 90 minutes of fuel remaining;

5.3.1.4 it is International Standard Atmosphere;

5.3.1.5 the Aircraft is at 500ft PA; and

5.3.1.6 the Aircraft is Operating OGE at a height of 50ft agl/asl.

1810	5.4.1.1 The Lighting System must provide sufficient illumination to carry out Operations in low external light levels down to 2mlux.	XXXX*	XXXX*	XXXX*		XXXX*

1157	5.4.1.2 The Lighting System must not adversely affect the ability of any member of the Aircrew to Operate and in particular not restrict flying Operations and the ability to provide NHS Paramedic standard of care.	XXXX*	XXXX*	XXXX*		XXXX*

1151	5.4.2.1 The Lighting System must, throughout Aircraft Operation, provide an easily interpretable reference to the Aircrew of the positions of the rotor and the tail rotor tips relative to any obstructions to enable the Hover to be maintained with sufficient clearance between the Aircraft and any obstacles.	XXXX*	XXXX*	XXXX*		XXXX*

1155

5.4.2.2 The Lighting System must, throughout Winching Operations, provide a light source (and an independent immediately available back-up light source) that is:

5.4.2.2.1 fully controllable and steerable by the Winch Operator;

5.4.2.2.2 stowable; and

5.4.2.2.3 capable of use by the Winch Operator to illuminate the specific winching area during Winching Operations

		XXXX*	XXXX*	XXXX*		XXXX*

1152	5.4.2.3 The Lighting System must, throughout Aircraft Operation, include a light source that provides:	XXXX*	XXXX*	XXXX*		XXXX*

5.4.2.3.1 360 degree coverage beneath the Aircraft; and

5.4.2.3.2 sufficient illumination to provide visual references for the Aircrew to manoeuvre the Aircraft and to assist in the location and winching phases of Operations

1998	5.4.2.4 The Lighting System must, throughout Aircraft Operation, include a light source that:	XXXX*	XXXX*	XXXX*		XXXX*

5.4.2.4.1 is fully steerable by either of the Pilots without the need to release flying controls;

5.4.2.4.2 is retractable; and

5.4.2.4.3 can be used to provide additional illumination to the specific area of an incident of sufficient brightness to illuminate objects which might endanger safe operation of the Aircraft.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1159	5.4.2.5 The Lighting System must, throughout Aircraft Operation, include a light source that:	XXXX*	XXXX*	XXXX*		XXXX*

5.4.2.5.1 is deployable outside of the Aircraft;

5.4.2.5.2 has an independent power supply;

5.4.2.5.3 can be operated on a hands free basis; and

5.4.2.5.4 is sufficient to enable the appropriate NHS Paramedic standard of care to be administered.

1158	Internal Illumination

1161	5.4.3.1 The Lighting System must, throughout Aircraft Operation, include a light source that:	XXXX*	XXXX*	XXXX*		XXXX*

5.4.3.1.1 is available at each of the Aircrew’s seats on the Aircraft and can be controlled independently by the relevant Aircrew member at that seat; and

5.4.3.1.2 provides illumination of sufficient quality to enable reading and map interpretation.

5.4.3.1.3 is fully NVG compatible.

1160	5.4.3.2 The Lighting System must, throughout Aircraft Operation, include light sources in the Aircraft’s internal cabin that:	XXXX*	XXXX*	XXXX*		XXXX*

5.4.3.2.1 are capable of having their intensity controlled by the Rearcrew; and

5.4.3.2.2 can provide sufficient illumination for administering appropriate NHS Paramedic standard of care.

5.4.3.2.3 are capable of being operated in an NVG compatible mode.

1097	5.4.4.1 The Lighting System must, throughout Aircraft Operation, provide a light source that, in the event of a failure of the electrical system(s) in the Aircraft, provides immediate safety and emergency lighting.	XXXX*	XXXX*	XXXX*		XXXX*

1163	5.4.4.2 The Lighting System shall provide a back-up light source that, in the event of a failure of the normal electrical system(s) of the Aircraft, provides sufficient illumination to ensure the continued treatment and monitoring of Casualties.	XXXX*	XXXX*	XXXX*		XXXX*

1951	The Contractor shall provide decontamination facilities for the Aircrew and Ground Crew at each Base to remove all external Health Hazards that have come into contact with clothing and body in the course of performing their duties, without the risk of cross contamination.	XXXX*	XXXX*	XXXX*		XXXX*

1952	The Contractor shall provide decontamination facilities at each Base to remove all Health Hazards from the Aircraft, without the risk of cross contamination.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1813	5.6.1.1.1 The Avionics Suite must, throughout Aircraft Operation, enable Operations over water: 5.6.1.1.1.1 below safety altitude; and 5.6.1.1.1.2 in lateral and vertical visibility down to 50 feet.	XXXX*	XXXX*	XXXX*		XXXX*

869

5.6.1.2.1 The Avionics Suite must, throughout Aircraft Operation, enable the viewing of the real time location of adverse weather. This view shall:

5.6.1.2.1.1 be displayed in standard ICAO processed colour to represent the intensity of weather;

5.6.1.2.1.2 be visible to both Pilots (from their respective seats in the Aircraft) and on the Rear Cabin display;

5.6.1.2.1.3 be selectable by the Sensor Operator.

		XXXX*	XXXX*	XXXX*		XXXX*

1742	5.6.1.3.1 The Airborne System must at all time be able to Operate in the following climatic conditions C0 and M2.	XXXX*	XXXX*	XXXX*		XXXX*

1666	5.6.1.4.1 The Aircraft must, without any additional protection measures and after having being subjected to an external temperature of down to minus 26 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-warming or component replacement.	XXXX*	XXXX*	XXXX*		XXXX*

1668	5.6.1.4.2 The Aircraft must, without any additional protection measures and after having been subjected to an external temperature of up to 40 degrees centigrade for a continuous period of eight hours, not be adversely affected and be capable of being started using Aircraft internal means without requiring any pre-cooling or component replacement.	XXXX*	XXXX*	XXXX*		XXXX*

1670	5.6.1.5.1 The Aircraft must be able to Hover: 5.6.1.5.1.1 into wind without limitation; 5.6.1.5.1.2 downwind in winds of no less than 18 knots; and 5.6.1.5.1.3 in cross-winds of no less than 30 knots.	XXXX*	XXXX*	XXXX*		XXXX*

1672	5.6.1.5.2 Each On State Airborne System must carry sufficient equipment to enable the Aircrew to immobilise the main and tail rotors.	XXXX*	XXXX*	XXXX*		XXXX*

1939	5.6.1.5.3 The Contractor must ensure that all Bases are able to continue to support Operations in wind speeds of at least up to and including the Into Wind Starting Limitations of the Aircraft.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1676

5.6.1.5.4 The Aircraft must be able to engage and shutdown rotors in winds at a steady speed or with maximum gusts of no less than:

5.6.1.5.4.1 45 knots from a direction 45 degrees either side of the Aircraft nose;

5.6.1.5.4.2 30 knots from a direction between 45 degrees and 135 degrees either side of the Aircraft nose; and

5.6.1.5.4.3 18 knots from the remaining sectors of the Aircraft not detailed in 5.6.1.5.4.1 and 5.6.1.5.4.2 above.

		XXXX*	XXXX*	XXXX*		XXXX*

1678

5.6.1.6.1 In the event of a lightning strike:

5.6.1.6.1.1 the Aircraft must maintain sufficient structural integrity to be able to Land As Soon As Possible; and

5.6.1.6.1.2 the Avionics Suite must be protected from any damage due to a power surge.

		XXXX*	XXXX*	XXXX*		XXXX*

1681	5.6.1.7.1 The Aircraft and Avionics Suite must be able to Operate (without restriction) in rainfall rates of up to 200mm per hour.	XXXX*	XXXX*	XXXX*		XXXX*

1815	5.6.1.7.2 The Aircraft and Avionics Suite must be able to resist Hail Stones, retaining sufficient structural integrity to Land As Soon As Possible.	XXXX*	XXXX*	XXXX*		XXXX*

1683	5.6.1.8.1 The Aircraft and Avionics Suite must, in snow, continue unrestricted Operations for at least 1 hour.	XXXX*	XXXX*	XXXX*		XXXX*

1816	5.6.1.8.2 The Contractor must, in the event of Airframe Icing Conditions, continue to support Operations (without restriction) anywhere throughout the Threshold SAR Operating Area for all Lots and within 120 minutes of take off in Still Air Conditions for Lot One.	XXXX*	XXXX*	XXXX*		XXXX*

1817	5.6.1.8.3 The Aircraft must, in the event of Engine Icing Conditions, continue Operations without restriction.	XXXX*	XXXX*	XXXX*		XXXX*

1690	5.6.1.8.4 The Aircraft and/or Avionics Suite must provide, in an easily interpretable and readily understandable format, a warning to the Pilots of the presence of Airframe Icing Conditions and Engine Icing Conditions.	XXXX*	XXXX*	XXXX*		XXXX*

1698	5.6.1.9.1 The Aircraft must, in the event of Extreme Turbulence, maintain sufficient structural integrity to either continue flight or depart from the area of Extreme Turbulence or Land As Soon As Possible.	XXXX*	XXXX*	XXXX*		XXXX*

1699	5.6.1.9.2 The Aircraft and Avionics Suite must resist Severe Turbulence, and continue Operations after such an encounter.	XXXX*	XXXX*	XXXX*		XXXX*

1711	5.6.2.1.1 The Aircraft must, after the occurrence of a rotor tip strike, maintain sufficient structural integrity in order to Land As Soon As Possible.	XXXX*	XXXX*	XXXX*		XXXX*

1712	5.6.2.1.2 The Aircraft must, after the occurrence of a Wire Strike, maintain sufficient structural integrity to Land As Soon As Possible.	XXXX*	XXXX*	XXXX*		XXXX*

1823	5.6.2.2.1 The Aircraft must minimise loss of performance during flight due to salt accretion in the Aircraft’s engines and must mitigate the effect of any such salt accretion after flight.	XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1988	5.6.2.2.2 The functionality of the SAR Role Equipment utilised by the Rearcrew during Operations must not be adversely affected by any exposure to salt water.	XXXX*	XXXX*	XXXX*		XXXX*

1820	5.6.2.3.1 The Aircraft engines shall be protected from ingestion of Foreign Objects in order to continue Operations.	XXXX*	XXXX*	XXXX*		XXXX*

1985	The Contractor must ensure that for Civil Registered Aircraft, they provide and maintain a bespoke SAR air operators certificate from the appropriate regulatory authority to permit live training and Operations.	XXXX*	XXXX*	XXXX*		XXXX*

2044

The Contractor must provide and maintain a Training Plan, in accordance with response requirements in Schedule 2.3 (Aircrew Training), to meet all the training requirements set out in the Contract; and

6.2.1.1 enables Aircrew to obtain full functionality from each System.

		XXXX*	XXXX*	XXXX*		XXXX*

1958

The Contractor shall collect metrics and deliver reports to the Department on the provision of SAR through the MIS consisting of at least:

6.3.1.1 Post-SAR Sortie Reports;

6.3.1.2 Flying Hour Returns correlated against HUMS;

6.3.1.3 Enforcement Branch Reports;

6.3.1.4 Training Records;

6.3.1.5 Liaison Reports;

6.3.1.6 Medical Training Records;

6.3.1.7 Flying Accident Incident Reports;

6.3.1.8 Non-Flying Accidents Incident Reports; and

6.3.1.9 other Key Performance Indicator (KPI) Reports

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

1050	The Contractor must maintain at each Base a Crash Response Plan that meets all applicable Law.	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

911

The Contractor must provide, on each On State Airborne System:

6.5.1.1 a dingy or dinghies individually capable of taking at least five adults; and

6.5.1.2 sufficient life saving jackets each suitable for an adult, to meet the maximum capacity of the dinghy carried and;

which are readily deployable from the Aircraft by the Crew or passengers.

		XXXX*	XXXX*	XXXX*		XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
1808

The Contractor must have available at each Base a pump which:

6.5.2.1 can be stowed on the Aircraft;

6.5.2.2 is diesel powered;

6.5.2.3 has a capacity of at least 175 gallons per minute; and

6.5.2.4 can be winched,

to assist in keeping Vessels afloat.

		XXXX*	XXXX*	XXXX*		XXXX*

1770	The Contractor must provide all SAR Role Equipment on each On State Airborne System; this equipment must be capable of being raised and lowered on the Winch.	XXXX*	XXXX*	XXXX*		XXXX*

1094	6.6.1.1 The Contractor must provide and maintain all necessary safety equipment on each Airborne System and at each Base that is required to meet all applicable Law.	XXXX*	XXXX*	XXXX*		XXXX*

1139	6.6.1.2 The Contractor must respond to and report all non flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.	XXXX*	XXXX*	XXXX*		XXXX*

1140	6.6.1.3 The Contractor must respond to and report all flying related incidents and accidents in accordance with all applicable Law and to the level of detail agreed in the MIS.	XXXX*	XXXX*	XXXX*		XXXX*

1129	6.6.2.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to noise exposure.	XXXX*	XXXX*	XXXX*		XXXX*

1825	6.6.3.1 The Contractor must comply with all applicable Law on each Base and each Airborne System to protect all persons from harm and injury due to vibration.	XXXX*	XXXX*	XXXX*		XXXX*

1955

6.6.4.1 The Aircraft must contain:

6.6.4.1.1 crashworthy seats for all occupants, with seatbelts;

6.6.4.1.2 harnesses which permit at least two persons to move freely around the Rear Cabin whilst remaining secure,

all of which must comply with all applicable Law.

		XXXX*	XXXX*	XXXX*		XXXX*

2005	The Contractor must ensure that all aspects of the Service that are in public view are clean and maintained to a high presentational standard.	XXXX*	XXXX*	XXXX*		XXXX*

1229

The Contractor must provide and comply with a policy for medical clinical governance in accordance with Healthcare Commission instructions.

The Contractor shall arrange for a suitably experienced doctor to act as clinical director for the Contract.

		XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

2074	The Contractor shall provide the proposed infrastructure arrangements for each base in accordance with response requirements in Schedule 2.4 (Infrastructure Requirements).	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

2073	The Contractor shall provide a Transition Plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

ID	UK SAR Helicopters Technical Requirements	Method	Rescue Scenario	Frequency	Date	Location	Resource Requirement
2075	The Contractor shall provide an Acceptance plan in accordance with response requirements in Schedule 2.5 (Transition and Acceptance).	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

2076	The Contractor shall provide an aviation safety Management Plan in accordance with response requirements in Schedule 2.6 (Aviation Safety Management Plan Requirements).	XXXX*	XXXX*	XXXX*		XXXX*	XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex A: Contractor’s Acceptance Approach

Annex A can be found on the CD counter-signed by both parties in the folder entitled “Schedule 6 Transition and Acceptance Annexes” and is herby incorporated into the Contract. XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7—Finance

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24225183.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Contract	DFT	24225183.1

4.0	26.03.13	Execution Version	DFT	24225183.2

	18.04.13	Redacted Version	DFT/BRS

This Schedule is comprised of the following documents:

Schedule 7.1—Compensation Payment XXXX*

Schedule 7.1—Annex A Compensation Payment XXXX*

Schedule 7.2—Option Exercise Fee XXXX*

Schedule 7.2—Annex A Option Exercise Fee XXXX*

Schedule 7.5—Price Schedules XXXX*

Schedule 7.5—Price Schedules Annex A XXXX*

Schedule 7.5—Price Schedules Annex B (i XXXX*

Schedule 7.5—Price Schedules Annex C XXXX*

Schedule 7.5—Price Schedules Annex C Appendix Finance Supporting Documentation XXXX*

Schedule 7.6—Annex A Insurance Response Table XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.1 – Compensation Payment

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24024602.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	21020936.4

1.0	17.01.13	ISFT Draft	BRS

2.3	15.03.13	Proposed Final Version	DFT	24024602.2

4.0	26.03.13	Execution Version	DFT	24024602.3

	18.04.13	Redacted Version	DFT/BRS

Contents

No.	Heading	Page

1.	Introduction	4

1.	Introduction

1.1	This Schedule 7.1 (Compensation Payment) sets out the Maximum Compensation Payment due to the Contractor if the Department exercises its option to terminate the Contract for convenience in accordance with Condition 45 either for the whole or part of the Contract or for any Base.

1.2	This Schedule 7.1 (Compensation Payment) contains a spreadsheet at Annex A with three worksheets entitled “Compensation Payment”, “Discount Factors” and “Discounted Compensation Payment”.

1.3	Worksheets “Discount Factors” and “Discounted Compensation Payment” are for evaluation purposes and do not have any contractual effect. The Maximum Compensation Payment for each of the relevant Bases at certain defined dates of termination is set out in the worksheet “Compensation Payment”.

1.4	The Maximum Compensation Payment shall be the maximum that the Department would pay in the event that the Department exercises its option to terminate the Contract for convenience in accordance with Condition 45. The actual value that the Department will pay will be the total of the Forecast Profit, Unrecovered Costs and Breakage Costs each as mitigated in accordance with Condition 45 and subject to the limits of liability in Condition 51 and the Maximum Compensation Payment for the relevant Base (whichever is the lower).

Annex A – Maximum Compensation Payment Spreadsheet XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.2 – Option Exercise Fee

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24024614.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	20998023.4

1.0	17.01.13	ISFT Draft	BRS

2.3	15.03.13	Proposed Final Version	DFT	24024614.2

4.0	26.03.13	Execution Version	DFT	24024614.3

	18.04.13	Redacted Version	DFT/BRS

Contents

No.	Heading	Page

1.	Introduction	4

1.	Introduction

1.1	This Schedule 7.2 (Option Exercise Fee) should be read in conjunction with the Contract, particularly Condition 58 and Schedule 1 (Definitions).

1.2	The purpose of this Schedule is to set out the Option Exercise Fee due to the Contractor if the Department exercises its option to purchase the Aircraft in accordance with Condition 58.

1.3	XXXX*

1.4	XXXX*

1.5	Should any one or more of the Aircraft be repositioned between Bases prior to the relevant date of termination (as permitted by the Contract), the Option Exercise Fee shall be adjusted accordingly to reflect the correct Aircraft then located at the relevant Base at the relevant date of termination.

1.6	The Option Exercise Fee for each of the Aircraft XXXX* only applies to a termination which occurs one (1) quarter prior to the date that Services expire at a Base and the relevant Aircraft is no longer required for the provision of the Services.

1.7	From the date that the Services expire at a Base and the relevant Aircraft is no longer required for the provision of the Services, and for a period of one (1) quarter prior to such date, the Option Exercise Fee will be the fair market value of the Aircraft.

1.8	In the event that the Department exercises its right to transfer under Condition 58.1(a) the Option Exercise Fee shall be zero pounds (£0). In the event that the Department exercises its right to transfer under Condition 58.1(b) the Option Exercise Fee shall be XXXX*, subject to paragraphs 1.5-1.7 above.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex A – XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.5 – Price Schedules

Annex C – Finance Solution and Financial Robustness

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23998821.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
1.1	17.01.13	ISFT Draft	BRS

1.2	15.03.13	Proposed Final Version	DFT	23998821.1

2.0	20.03.13	Proposed Final Version	DFT	23998821.2

4.0	26.03.13	Execution Version	DFT	23998821.3

		Redacted Version

1.	Executive Summary	4

2.	Question 1: Proposed Commercial Structure	4

3.	Question 2: The Contractor’s Finance Solution	6

4.	Question 3: Financial Robustness of the Revised Proposal	7

5.	Appendix A – XXXX*	7

6.	Appendix B – XXXX*	8

7.	Appendix C – XXXX*	9

8.	Appendix D – XXXX*	10

9.	Appendix E – XXXX*	11

10.	Appendix F – XXXX*	12

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.	Executive Summary

XXXX*

2.	Question 1: Proposed Commercial Structure

2.1	Describe the proposed commercial structure of the Revised Proposal, including the proposed role of the Contractor (the entity that will contract with the Department) and the roles of other partners (if applicable). Contractors are reminded of the requirement to remain compliant with the PQQ process. For example, the Contractor may use a consortium structure consisting of an SPV with several shareholders providing the whole service between them, or the Contractor may act itself as the prime contractor, sub-contracting services to other partners as appropriate. These two examples are not exhaustive but simply an illustration of the information the Department requires.

XXXX*

XXXX*

Sub-contractor	Role	Key Sub-contractor?	SME?
XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

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XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

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XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

XXXX	XXXX	XXXX	XXXX

3.	Question 2: The Contractor’s Finance Solution

3.1	An explanation of the Contractor’s proposed capital structure setting out the expected sources of funding.

XXXX*

3.2	The amount of finance the Contractor needs to raise to fulfil its contractual obligations – this amount should be clearly reconcilable to the Financial Model. Contractors should state clearly each source of finance, and the sum required from each source to cover the total amount the Contractor needs to raise. For clarity, the Department expects the Contractor to account for how it will fund, in full, the costs of transition (Pre-Operating costs within the Financial Model) as well the costs of the aircraft it will use to provide the SAR service and any ongoing working capital requirements that may be required.

XXXX*

3.3	An explanation of the indicative terms of each source of finance including: the overall cost of the finance (broken down into its component parts), fees, financial covenants, interest rate/foreign exchange/tax/inflation management proposals and debt amortisation profile. Where the Contractor proposes to use aircraft and other assets it owns, equivalent internal costs of finance should be described. The Contractor should provide clear evidence of the indicative terms described and these should clearly reconcile to the Financial Model where applicable.

XXXX*

3.4	Evidence that the sources of finance described above will be committed to the Contractor at the point of expected contract signature and made available as required prior to Operations beginning at each base. Template letters of support from both third party funders and from providers of internal sources of finance are set out at Appendix C. The Department expects all sources of finance described by Contractors to have corresponding letters of support in the form of the templates provided. Any further evidence demonstrating the maturity and deliverability of the Finance Solution, such as Term Sheets and/or full Finance Agreements should be included within the submission.

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.5	Evidence that each funder is able to provide the amount of finance required.

XXXX*

3.6	A clear and deliverable plan setting out how the Contractor will progress its Finance Solution between the date of this submission and the point of expected contract signature. Evidence of engagement with, and the agreement of, third party and internal sources of funding to this plan should be provided.

XXXX*

4.	Question 3: Financial Robustness of the Revised Proposal

4.1	SAR is a blue-light service and it is vital that the 98% availability requirement is met at all times throughout the Operational Delivery Phase.

XXXX*

4.2	In particular, responses should include reference to the following (where applicable): (A) any ‘buffers’, contingency or profit within its Revised Proposal price which will help it withstand unexpected events; (B) any hedging that will aid the Contractor in managing its cost base; (C) any reserve accounts/facilities/contractual mechanisms in place that will help the Contractor manage fluctuations in cashflow; (D) any support that the Contractor has, from its shareholders or from third parties, that could provide assurance to the Department that the UK SAR service would continue to be provided in all circumstances. If such support forms part of the Contract, evidence such as a letter from the board of the relevant entity detailing the nature of that support should be provided, as well as information to enable the Department to assess the credit standing of the entity providing such support; and (E) any other means of support the Contractor proposes to seek in order to provide evidence of the robustness of its Revised Proposal.

5.	Appendix A – XXXX*

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.	Appendix B – XXXX*

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7.	Appendix C – XXXX*

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

8.	Appendix D – XXXX*

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

9.	Appendix E – XXXX*

XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

10.	Appendix F – XXXX*

XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.5 – Contractor’s Solution

Appendix to Annex C

Finance Supporting Documentation

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name Position	Date	Name Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24036277.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.

0.1	15.03.13	Proposed Final Version		24036277.1

4.0	26.03.13	Execution Version	DFT	24036277.2

List of Finance Supporting Documents

The documents listed in this document are the supporting documents to the Contractor’s Finance Solution and Financial Robustness Submission as referenced in Schedule 7.5 – Annex C Finance Solution and Financial Robustness. These documents are not subject to Change Control, but are included as a reference at the Commencement Date.

This list of documents may be added to via Change Control as required for supporting evidence for future changes.

This documents detailed in this list can be found on the CD counter-signed by both parties entitled “Supporting Documentation” and are herby incorporated into the Contract.

BRS. XXXX*Schedule 7.5 – Appendix A to Annex C – XXXX*

BRS. XXXX*Schedule 7.5 – Appendix A to Annex C – XXXX* Letter

BRS. XXXX*Letter of XXXX* – XXXX*

BRS. XXXX*Letter of XXXX* – XXXX*

BRS. XXXX*Letter of XXXX* – XXXX*

BRS. XXXX*Schedule 7.5 – XXXX*

BRS.4.4 Schedule 7.5 – Appendix D to Annex C – Bristow Group Inc Quarterly Financial Statement

BRS. XXXX*Schedule 7.5 – XXXX*Costs XXXX* in XXXX* years of XXXX* operations – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* percent XXXX* deduction all periods – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* Costs reduced XXXX*percent – Lot 3

BRS. XXXX*Schedule 7.5 – Combined XXXX* Sensitivity - Lot 3

BRS. XXXX*Schedule 7.5 –Combined XXXX* Sensitivity- Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* Cost overrun of XXXX* – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* Costs increase at XXXX* plus XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* Costs increase at XXXX* plus XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* Costs increase at XXXX* less XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* plus XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX*plus XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* less XXXX* percent – Lot 3

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

BRS. XXXX*Schedule 7.5 – XXXX* less XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* months XXXX* charge at XXXX* in XXXX* – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* percent XXXX* – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX*costs plus XXXX* – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX*costs less XXXX*– Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* and XXXX* reduced to XXXX* percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* and XXXX* reduced to XXXX*percent – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* increase at XXXX* percent per annum – Lot 3

BRS. XXXX*Schedule 7.5 – XXXX* increase at XXXX* percent per annum – Lot 3

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.5 – Price Schedules

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24024694.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18536410.11

1.1	17.01.13	ISFT Draft	BRS

2.3	15.03.13	Proposed Final Version	DFT	24024694.2

4.0	26.03.13	Execution Version	DFT	24024694.3

	08.04.13	Redacted Version	DFT/BRS

Annex A – Pricing Schedules XXXX*

Annex B – Financial Model XXXX*

Annex C – Finance Solution and Financial Robustness XXXX*

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

1.	Introduction

1.1	This Schedule should be read in conjunction with the Contract, particularly Conditions 15 (Contract Price), 16 (Invoices and Payment) and 17 (Value Added Tax).

1.2	The purpose of this Schedule is to set out the Pricing Schedule for each Base which applies from the start of each Operational Delivery Phase.

1.3	This Schedule includes:

(a)	Annex A – XXXX*

(b)	Annex B – XXXX*

(c)	Annex C – XXXX*

1.4	Unless otherwise expressly agreed in writing between the Parties, any change to the Pricing Schedules or Financial Model shall be subject to the Change Control Procedure. Such procedure shall require the Parties to first amend the Financial Model and then re-generate each Pricing Schedule and confirm their acceptance. The Parties agree to place the Financial Model and Pricing Schedule under strict change and version control.

1.5	If the Department exercises its right to extend the Contract for any Base (or for any combination of Bases) in accordance with Condition 2 (Duration) of the General Conditions of Contract, then the Contract Price for such Base shall be calculated by projecting forward the existing values and formula in the Financial Model for the relevant number of Months. Such change shall be recorded in the Change Control Procedure.

1.6	Subject to the Change Control Procedure, where the Contractor provides additional services to the Department, such services shall be supplied at prices which are no greater than the equivalent prices calculated from the Financial Model.

1.7	The Contract Price is comprised of:

(a)	Monthly Standing Charge;

(b)	Flying Charge;

(c)	Fuel Charge; and

(d)	Ancillary Charge,

as further set out in this Schedule 7.5 (Price Schedules).

2.	Monthly Standing Charge

2.1	The Monthly Standing Charge XXXX* will be paid to the Contractor each Month, subject to any agreed indexation as set out below.

2.2	The Monthly Standing Charge is currently set out in real terms assuming a base price date of 1 April 2013 on a per Base basis.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.3	The Contractor has specified in the Financial Model whether each cost recovered via the Monthly Standing Charge is fixed (and therefore is not subject to indexation during the course of the Agreement) or subject to indexation by RPI.

2.4	The proportion of the Monthly Standing Charge that is subject to indexation by RPI is based on the proportion of costs to which the Contractor has specified that RPI will apply compared across the entire cost base.

2.5	The Monthly Standing Charge which is subject to indexation at RPI will be adjusted on 1 April each year for the next twelve (12) Months.

2.6	The net indexation factor to apply will be based on the change in RPI from March 2013 to December of the preceding calendar year and the proportion of the Monthly Standing Charge subject to indexation. The change in RPI will be the RPI value from December of the preceding year divided by the RPI value from March 2013, as published by the Office for National Statistics.

2.7	The net indexation factor will be applied to the Monthly Standing Charge for the next twelve (12) Months to produce a Monthly Standing Charge in nominal terms.

2.8	As set out in Condition 15.3(b), where a Month is a part month, then the Monthly Standing Charge shall be pro rated accordingly.

2.9	The formula below summarises how the net indexation factor is derived:

IfnSC = (1-Prop RPI(SC)) + ((Prop RPI(SC) x (RPIn/RPIBase))

(a)	IfnSC = net indexation factor;

(b)	Prop RPI(SC) = proportion of the Monthly Standing Charge to be indexed at RPI, which can be found at row 19 of the Price Schedule tab within the Cost Model;

(c)	RPIn = RPI value from December of the preceding year; and

(d)	RPIBase = RPI value from March 2013; and

3.	Flying Charge

3.1	The total Flying Charge paid to the Contractor each Month will be calculated for each Base as follows:

Flying Hours x Hourly Flying Rate

3.2	The Hourly Flying Rate XXXX* is subject to any agreed indexation as set out below.

3.3	The Hourly Flying Rate is currently set out in real terms assuming a base price date of 1 April 2013 on a per Base basis.

3.4	The Contractor has specified in the Financial Model whether each cost recovered via the Flying Charge is fixed (and therefore is not subject to indexation during the course of the Agreement) or subject to indexation by RPI.

3.5	The proportion of the Hourly Flying Rate that is subject to indexation by RPI is based on the proportion of costs to which the Contractor has specified that RPI will apply compared across the entire cost base.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.6	The Hourly Flying Rate which is subject to indexation at RPI will be adjusted on 1 April each year for the next twelve (12) Months.

3.7	The net inflation factor to apply will be based on the change in RPI from March 2013 to December of the preceding calendar year and the proportion of the Hourly Flying Rate subject to indexation. The change in RPI will be the RPI value from December of the preceding year divided by the RPI value from March 3013, as published by the Office for National Statistics.

3.8	The net indexation factor will be applied to the Hourly Flying Rate for the next twelve (12) Months to produce a Hourly Flying Rate in nominal terms.

3.9	The formula below summarises how the net indexation factor is derived:

IfnFC = (1-Prop RPI(FC)) + ((Prop RPI(FC) x (RPIn/RPIBase))

(a)	IfnFC = net indexation factor;

(b)	Prop RPI(FC) = proportion of the Hourly Flying Rate to be indexed at RPI, which can be found at row 36 of the Price Schedule tab within the Cost Model;

(c)	RPIn = RPI value from December of the preceding year; and

(d)	RPIBase = RPI value from March 2013.

4.	Fuel Charge

4.1	The total Fuel Charge paid to the Contractor each Month will be calculated for each Base as follows:

Flying Hours x Fuel Burn Rate x Agreed Fuel Price;

4.2	The total Fuel Charge paid by the Department will be the sum of the Fuel Charge for each Aircraft.

4.3	The Contract Fuel Price at each Base will be set by an independent market expert in the month prior to Operational Delivery Date at each Base. For the first six (6) Months of the Operational Delivery Phase the Department will pay the Contractor the Fuel Charge calculated by reference to the Contract Fuel Price.

4.3.1	Not less than one (1) Month before the Review Date, and in accordance with Condition 15.4 of the Agreement, the Contractor must submit evidence of the Market Fuel Price at each Base. The Market Fuel Price will be reviewed and agreed on or before the Review Date between the Department and the Contractor.

4.3.2	Should the Contractor and the Department be unable to agree a Market Fuel Price within five Working Days of the Review Date then either Party may refer the issue to Dispute Resolution in accordance with Condition 53 (Dispute Resolution) of the Agreement.

4.4	The Fuel Price Variation must be the same value, and for the duration of the Agreement and for all Bases shall be £0.15.

4.5	The Maximum and Minimum Fuel Prices are therefore:

(a)	The Maximum Fuel Price = Contract Fuel Price + Fuel Price Variation £0.15; and

(b)	The Minimum Fuel Price = Contract Fuel Price – Fuel Price Variation £0.15.

4.6	If the Market Fuel Price is within the Maximum Fuel Price and Minimum Fuel Price, the Agreed Fuel Price will be the Contract Fuel Price.

4.7	If the Market Fuel Price exceeds the Maximum Fuel Price, the Agreed Fuel Price will be the Market Fuel Price less the difference between the Contract Fuel Price and the Maximum Fuel Price.

4.8	If the Market Fuel Price is below the Minimum Fuel Price, the Agreed Fuel Price will be the Market Fuel Price plus the difference between the Contract Fuel Price and the Minimum Fuel Price.

4.9	The worked example below illustrates how the Agreed Fuel Price is derived:

(a)	For the purposes of this illustration and the Contract Fuel Price is £1.00 per litre and the Fuel Price Variation is £0.10, therefore the Maximum Fuel Price is £1.10, the Minimum Fuel Price is £0.90.

(b)	At the Review Date, it is agreed by the Contractor and the Department that the Market Fuel Price is £1.05. The Agreed Fuel Price will be the Contract Fuel Price at £1.00 per litre.

(c)	At the Review Date, it is agreed by the Contractor and the Department that the Market Fuel Price is £0.95. The Agreed Fuel Price will be the Contract Fuel Price at £1.00 per litre

(d)	At the Review Date, it is agreed by the Contractor and the Department that the Market Fuel Price is £1.50. The Agreed Fuel Price will be £1.40 per litre (Market Fuel Price at £1.50 – (Maximum Fuel Price at £1.10 – Contract Fuel Price at £1.00)).

(e)	At the Review Date, it is agreed by the Contractor and the Department that the Market Fuel Price is £0.50. The Agreed Fuel Price will be £0.60 per litre (Market Fuel Price at £0.50 + (Contract Fuel Price at £1.00 – Minimum Fuel Price at £0.90)).

5.	Ancillary Charge

5.1	Ancillary Charges are costs for which the Contractor is able to invoice the Department on a pass through basis each Month. The Contractor may not apply any mark up to such underlying costs.

5.2	The Ancillary Charges are:

(a)	airport-related charges, including landing charges and associated costs incurred when an Aircraft lands:

(i)	at a location that is not the Base from which it usually operates; and

(ii)	whilst performing the Services subject to a Task;

(b)	medical consumables:

(i)	used to treat rescued members of the public; and

(ii)	whilst performing the Services subject to a Task.

6.	Value Added Tax

6.1	The Contractor has determined that the Services shall be treated for Value Added Tax purposes as standard rated.

6.2	The Contractor shall ensure that the invoices reflect the correct VAT treatment as determined by HMRC.

Annex A – XXXX*

Table A: Monthly Standing Charge (£)

Base/ Contract Financial Year	01 April 2015 – 31 March 2016	01 April 2016 – 31 March 2017	01 April 2017 – 31 March 2018	01 April 2018 – 31 March 2019	01 April 2019 – 31 March 2020	01 April 2020 – 31 March 2021	01 April 2021 – 31 March 2022	01 April 2022 – 31 March 2023	01 April 2023 – 31 March 2024	01 April 2024 – 31 March 2025	01 April 2025 – 31 March 2026
Sumburgh
Stornoway
Newquay
Humberside
Caernarfon
Manston
Cardiff
Inverness
Prestwick
Lee on Solent

Schedule 7.5 (Price Schedules): Annex A Table A, Monthly Standing Charge

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Table B: Hourly Flying Rate (£)

Base/ Contract Financial Year	01 April 2015 – 31 March 2016	01 April 2016 – 31 March 2017	01 April 2017 – 31 March 2018	01 April 2018 – 31 March 2019	01 April 2019 – 31 March 2020	01 April 2020 – 31 March 2021	01 April 2021 – 31 March 2022	01 April 2022 – 31 March 2023	01 April 2023 – 31 March 2024	01 April 2024 – 31 March 2025	01 April 2025 – 31 March 2026
Sumburgh
Stornoway
Newquay
Humberside
Caernarfon
Manston
Cardiff
Inverness
Prestwick
Lee on Solent

Schedule 7.5 (Price Schedules): Annex A Table B, Hourly Flying Rate

Table C: Fuel Burn Rate

Aircraft Type	Fuel Burn Rate (litres per hour)
Sikorsky S-92	835
AgustaWestland 189	641

Schedule 7.5 (Price Schedules): Annex A Table C, Fuel Burn Rate

Annex B – Financial Model

XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Annex C – Finance Solution and Financial Robustness

[Refer to separate document Annex C – Finance Solution and Financial Robustness] XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.6 – Required Insurances

Annex A: Insurance Response Table

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24018825.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	02.12.12	ISFT	DFT	18866389.7

1.1	17.01.13	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	24018825.1

4.0	26.03.13	Execution Version	DFT	24018825.2

1.	Introduction

1.1	This insurance response table provides additional and supplementary information to Schedule 7.6 (Required Insurances) including detailed insurances premia calculations and details of associated Contract insurance related costs.

1.2	In the event of a conflict between the content of Schedule 7.6 (Insurance Requirements) and this Annex A Insurance Response Table, the provisions of Schedule 7.6 (Insurance Requirements) shall prevail.

2.	Insurance Costs Table

2.1	Premium Calculation – Schedule 7.6 (Required Insurances) Part 1

Class of Required Insurance	Policy renewal frequency	Sum insured/ rateable factor	Premium rate	Premium excluding IPT	Insurance Premium Tax (IPT)	Brokers remuneration (specify type and amount)
1. XXXX* Insurance	Annual	£XXXX* /base	XXXX* %	£ XXXX* /base = £ XXXX*	£ XXXX* /base = £ XXXX*	Bristow Group Inc has negotiated XXXX* with XXXX* to cover the XXXX*, XXXX* and XXXX* policies. It is not possible to calculate XXXX*that applies to XXXX*.
2. XXXX* Insurance	Annual	£XXXX* /base	XXXX* %	£ XXXX* /base = £ XXXX*	£ XXXX* /base = £ XXXX*
3. XXXX* Insurance	Annual	£XXXX*	XXXX* per base	£ XXXX* /base = £ XXXX*	£ XXXX* /base = £ XXXX*
4. XXXX* Insurance	Annual	XXXX* numbers	XXXX* £ XXXX* per XXXX* & XXXX*, £ XXXX* per XXXX*	For 2 XXXX* + 2 XXXX* = £ XXXX* /base = £ XXXX*	For 2 XXXX* + 2 XXXX* = £ XXXX* /base = £ XXXX*
5. XXXX* Insurance	Annual	XXXX*	XXXX* %	£ XXXX* /base = £ XXXX*	£ XXXX* /base = £ XXXX*

Insurance Response Tables: Table 2.1, Insurance Costs Table – Schedule 7.6 (Required Insurances) Part 1

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.2	Premium Calculation – Schedule 7.6 (Required Insurances) Part 2

Class of Required Insurance	Policy renewal frequency	Sum insured/ rateable factor	Premium rate	Premium excluding IPT	Insurance Premium Tax (IPT)	Brokers remuneration (specify type and amount)
1. XXXX* Insurance	Annual	XXXX* - £ XXXX*	XXXX* %	£ XXXX* £ XXXX* = £ XXXX*		XXXX* % brokerage £ XXXX* £ XXXX* = £ XXXX*

2. XXXX* Insurance	Annual	XXXX* - £ XXXX*	XXXX* %	£ XXXX* £ XXXX* = £ XXXX*		XXXX* % brokerage £ XXXX* £ XXXX* = £ XXXX*

3. XXXX* Insurance	Annual	XXXX* and XXXX* £ XXXX* any one occurrence and in the aggregate for XXXX*	Included within 1.	Included within 1.		Included within 1.

4. XXXX* Insurance for XXXX*	Annual	£ XXXX* any one occurrence and in the aggregate, with sub-limit of £ XXXX* any one occurrence and in the aggregate in respect of XXXX*	% of turnover	£ XXXX*	£ XXXX*	£ XXXX*

Insurance Response Tables: Table 2.2, Premium Calculation – Schedule 7.6 (Required Insurances) Part 2

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.	Associated Insurance Costs Table

3.1	Bidders are required to detail any “insurance risk contingencies” or costs associated with the provision of the required insurances.

3.2	The Bidder should provide these in a table format as below:

“Contingency” description	“Contingency” amount	Operation of “Contingency” during Contract term
XXXX* policy premiums are indications only, based on current market appetite.	XXXX* %	Subject to continuing good claims experience and to movements in the insurance market

Insurance Response Tables: Table 3.2, Associated Insurance Costs Table

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.	Insurance Scope Table

4.1	Schedule 7.6 (Required Insurances) Part 1

Class of Insurance	Insurer(s) Identity (N.B. Including any co- insurers or excess layer insurers)	Bidders proposed Maximum Deductible threshold	Agreement to the requirements of Clause 48 (Insurance) (If not please identify areas of variation, alternative proposals or points of clarification)	Agreement to the requirements of Schedule 7.6 (Required Insurances) (If not please identify areas of variation, alternative proposals or points of clarification)
1. XXXX* Insurance	XXXX*	£XXXX*	Agreed	Agreed

2. XXXX* Insurance	XXXX*	£XXXX*	Agreed	Agreed

3. XXXX* Insurance	XXXX*	£XXXX*	Agreed	Agreed

4. XXXX* Insurance	XXXX*	£XXXX*	Agreed	Agreed

5. XXXX* Insurance	XXXX*	XXXX*	Agreed	Agreed

Insurance Response Tables: Table 4.1, Insurance Scope Table – Schedule 7.6 (Required Insurances) Part 1

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.2	Please provide bid inserts as required by Schedule 7.6 (Required Insurances):

Para 1.4.1	£XXXX*

Para 2.3.1	£XXXX*

Para 3.4.1	£XXXX*

Insurance Response Tables: Table 4.2, Bid Insert Table

4.3	Schedule 7.6 (Required Insurances) Part 2

Class of Insurance	Insurer(s) Identity (N.B. Including any co- insurers or excess layer insurers)	Bidders proposed Maximum Deductible threshold	Agreement to the requirements of Clause 48 (Insurance) (If not please identify areas of variation, alternative proposals or points of clarification)	Agreement to the requirements of Schedule 7.6 (Required Insurances) (If not please identify areas of variation, alternative proposals or points of clarification)
1. XXXX* Insurance	XXXX*	XXXX* – XXXX* % of XXXX* XXXX*each and every loss subject to a maximum of £ XXXX* XXXX*– £ XXXX* each and every loss	Agreed	Equivalent language is included within the XXXX* lead policy for limits shown in the boxes below

2. XXXX* Insurance	XXXX*	XXXX*	Agreed	Agreed

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Class of Insurance	Insurer(s) Identity (N.B. Including any co- insurers or excess layer insurers)	Bidders proposed Maximum Deductible threshold	Agreement to the requirements of Clause 48 (Insurance) (If not please identify areas of variation, alternative proposals or points of clarification)	Agreement to the requirements of Schedule 7.6 (Required Insurances) (If not please identify areas of variation, alternative proposals or points of clarification)
3. XXXX* Insurance	As per 1.	£XXXX* each and every loss for property damage	Agreed	Equivalent language is included within the XXXX* lead policy for limits shown in the boxes below

4. XXXX*	XXXX*	£XXXX* each and every occurrence	Agreed	Agreed

Insurance Response Tables: Table 4.3, Insurance Scope Table – Schedule 7.6 (Required Insurances) Part 2

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.4	Please provide bid inserts as required by Schedule 7.6 (Required Insurances):

Para 1.3.1	£XXXX* any one

Para 1.3.2	£XXXX* any one XXXX* /occurrence

Para 1.4.1	XXXX* % of XXXX* XXXX*subject to a maximum of £ XXXX*

Para 1.4.2	£ XXXX*

Para 1.7.1	£XXXX* each XXXX* / occurrence in respect of XXXX* and XXXX* expenses

Para 2.3.1	£XXXX* any one aircraft £XXXX* policy aggregate limit

Para 2.4.1	XXXX*

Para 2.7.1	£XXXX* each XXXX* / occurrence in respect of XXXX* and XXXX* expenses

Para 3.3.1	£XXXX*

Para 3.7.1	£XXXX* any one offence and in the aggregate for XXXX*. £XXXX* any one offence and in the aggregate for XXXX*

Para 3.7.2	£XXXX* any one occurrence and in the aggregate

Para 3.7.3	£XXXX* each XXXX* / occurrence in respect of XXXX* and XXXX* expenses

Para 4.3.1	£XXXX* each and every claim

Insurance Response Tables: Table 4.4, Bid Insert Table

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

5.	Further information

The minimum insurance requirements under Schedule 7.6 (Required Insurances) will be met XXXX*save for the XXXX* Insurance for XXXX* .

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 7.6 – Required Insurances

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23824645.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19129382.11

1.1	17.01.13	ISFT Draft	BRS

3.2	15.03.13	Proposed Final Version	DFT	23824645.1

4.0	26.03.13	Execution Version	DFT	23824645.2

	08.04.13	Redacted Version	DFT/BRS

Schedule 7.6 (Required Insurances)

Schedule 7.6 comprises two Parts:

PART 1:	Policies of insurance to be taken out by the Contractor and maintained during the Services provision relative to land-based activities.

PART 2:	Policies of insurance to be taken out or procured by the Contractor and maintained during the Services provision relative to aviation and associated activities.

Part 1

Insureds Common to All Policies in Part 1:

A.	Contractor

1.	Property Damage “All Risks” Insurance

1.1	Insured Property:

(a)	Any property of whatsoever nature or description at the Lee-on-Solent Base associated with the Contract not insured under Motor Vehicle Insurance (paragraph 3 of Part 1), Aircraft Hull “All Risks” Insurance (paragraph 1 of Part 2), or Aircraft Hull War Risks Insurance (paragraph 2 of Part 2) of this Schedule 7.6 which is the property of the Contractor or for which the Contractor may be responsible, including relevant buildings at the Lee-on-Solent Base.

1.2	Coverage:

(a)	“All Risks” of physical loss or damage to the Insured Property from any cause not excluded.

1.3	Sum Insured:

(a)	At all times an amount not less than the total reinstatement or replacement value of the Insured Property plus provision to include cover features and extensions as appropriate.

1.4	Maximum Deductible:

(a)	Not to exceed ten thousand pounds Sterling (£10,000) each and every claim.

1.5	Territorial Limits:

(a)	United Kingdom.

1.6	Period of Insurance:

(a)	From the date upon which the relevant Property Damage “All Risks” Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

1.7	Cover Features and Extensions:

(a)	Terrorism;

(b)	Automatic reinstatement of sum insured;

(c)	Capital additions clause;

(d)	Seventy two (72) hour clause;

(e)	European Union local authorities clause;

(f)	Replacement of computer records;

(g)	Professional fees; and

(h)	Debris removal.

1.8	Principal Exclusions:

(a)	War and related perils (United Kingdom insurance market agreed wording);

(b)	Nuclear / radioactive risks (United Kingdom insurance market agreed wording);

(c)	Pressure waves caused by aircraft and other aerial devices travelling at sonic or supersonic speeds;

(d)	Wear, tear and gradual deterioration;

(e)	Consequential financial losses; and

(f)	Cyber risks.

2.	Third Party Public Liability Insurance

2.1	Interest

(a)	To indemnify the Insured in respect of all sums that they may become legally liable to pay whether contractually or otherwise (including claimant’s costs and expenses) as damages in respect of accidental:

(i)	death, or bodily injury, illness or disease contracted by any person; and

(ii)	loss or damage to property;

happening during the period of insurance and arising out of or in connection with the Contract and the provision of the Services.

2.2	Limit of Indemnity

(a)	Not less than twenty million pounds Sterling (£20,000,000), in respect of any one occurrence, the number of occurrences being unlimited, but in the aggregate in respect of pollution and products liability.

2.3	Maximum Deductible:

(a)	Not to exceed one thousand pounds Sterling (£1,000) for each and every occurrence of property damage (personal injury claims to be paid in full).

2.4	Territorial Limits:

(a)	United Kingdom and elsewhere in respect of non manual visits.

2.5	Choice of Law in relation to policy interpretation:

(a)	This insurance shall be governed by and construed in accordance with the laws of England and Wales.

2.6	Period of Insurance:

(a)	From the date upon which the relevant Third Party Public and Products Liability Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

2.7	Cover Features and Extensions:

(a)	Indemnity to principals clause;

(b)	Cross liability clause;

(c)	Contingent motor; and

(d)	Legal defence costs.

2.8	Principal Exclusions

(a)	War and related perils (United Kingdom insurance market agreed wording);

(b)	Nuclear/radioactive risks (United Kingdom insurance market agreed wording);

(c)	Liability for death, illness, disease or bodily injury sustained by employees of the insured arising out of the course of their employment;

(d)	Liability arising out of the use of mechanically propelled vehicles whilst required to be compulsorily insured by legislation in respect of such vehicles;

(e)	Liability in respect of predetermined penalties or liquidated damages imposed under any contract entered into by the insured;

(f)	Liability in respect of loss or damage to property in the care, custody and control of the insured but this exclusion is not to apply to all property belonging to the Department which is in the care, custody and control of the Contractor;

(g)	Liability arising out of technical or professional advice (given for a fee) other than in respect of death or bodily injury to persons or damage to third party property;

(h)	Liability arising from the ownership, possession or use of any aircraft or marine vessel;

(i)	Liability arising from seepage, pollution and contamination unless caused by a sudden, unintended and unexpected occurrence; and

(j)	Losses under the Property Damage Insurance policy paragraph 1 of Part 1 of this Schedule 7.6 (Required Insurances).

3.	Motor Vehicle Insurance

3.1	Insured Vehicles:

(a)	Any private car, commercial vehicle or special type vehicle the property, leased, lent, hired to, or under the custody and control of the Insured used in connection with the Contract and the provision of the Services (the “Insured Vehicle”).

3.2	Coverage:

(a)	Comprehensive motor insurance in respect of any Insured Vehicle which is necessary for the operation and maintenance of aircraft and conduct of flight operations, including but not limited to those necessary for refuelling, towing, maintenance, aircrew transport or rescue and fire fighting.

(b)	Third party only liability in respect of all other vehicles.

3.3	Sum Insured / Limit of Indemnity:

(a)	Indemnity basis of settlement in respect of vehicle loss, damage or destruction.

(b)	Third party legal liability for death, injury and damage to property. Not less than unlimited indemnity for death or injury. Twenty million pounds Sterling (£20,000,000) indemnity in respect of private cars, property damage and five million pounds Sterling (£5,000,000) indemnity for all other vehicles, property damage.

3.4	Maximum Deductible:

(a)	Not to exceed two hundred and fifty pounds Sterling (£250) each and every claim of accidental damage, fire, theft and windscreen.

(b)	Nil in respect of third party legal liability.

3.5	Territorial Limits:

(a)	Great Britain, Northern Ireland, the Channel Islands and the Isle of Man, any member of the European Union and any other country for which the Commission of the European Union is satisfied that arrangements have been made to meet the requirement of European Union Directives on insurance.

3.6	Choice of Law in relation to policy interpretation:

(a)	This insurance shall be governed and construed in accordance with the terms of England and Wales.

3.7	Use / Driving:

(a)	Social, domestic and pleasure purposes and business of the Insured.

(b)	Any person who is driving on the order or with the permission of the Insured.

3.8	Period of Insurance:

(a)	From the date upon which the relevant Motor Vehicle Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

3.9	Cover Features and Extensions:

(a)	Unauthorised movement of vehicles not belonging to the Insured impeding legitimate access or exit.

(b)	Driving by unlicensed / disqualified people in circumstances where a licence is not required.

(c)	Audio, visual receivers, transmitters permanently fitted to Insured Vehicles included regardless of ownership and without limit subject to Deductible.

(d)	Contingent liability cover for vehicles not belonging to the Insured used by an employee in connection with the Contract.

(e)	Attached and detached cover for any trailers.

3.10	Principal Exclusions:

(a)	Policy exclusions in accordance with prevailing United Kingdom motor insurance market practice from time to time.

Part 2

Insureds Common to All Policies in Part 2:

A.	Contractor

B.	Department as additional insured (in respect of Aviation Liability Insurance only) each for their respective rights and interests in the Contract.

1.	Aircraft Hull “All Risks” Insurance

1.1	Insured Property:

(a)	Aircraft operated by the Insured, the property of the Insured, leased or loaned to them or in their care, custody or control, for which the Insured will deliver the Services.

(b)	Aircraft spare engines, spare parts, components and equipment (including equipment fitted to aircraft and employees’ tools), ground support equipment, medical equipment and all other equipment used in connection with the Insured’s aviation operations related to the Services.

1.2	Coverage:

(a)	“All Risks” of physical loss of, or damage to the Insured Property from any cause not excluded.

1.3	Sum Insured: XXXX*

1.4	Maximum Deductible: XXXX*

1.5	Territorial Limits:

(a)	Worldwide.

1.6	Period of Insurance:

(a)	From the date upon which the relevant Aircraft Hull “All Risks” Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

1.7	Cover Features and Extensions: XXXX*

1.8	Principal Exclusions:

(a)	Nuclear risk exclusion clause in accordance with prevailing aviation insurance market practice AVN38B;

(b)	War, hi-jacking and other perils exclusion clause in accordance with prevailing aviation insurance market practice AVN48B;

(c)	Contracts (Rights of Third Parties) Act exclusion clause in accordance with prevailing aviation insurance market practice AVN72;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

(d)	Mechanical breakdown;

(e)	Wear, tear and gradual deterioration; and

(f)	Date recognition exclusion in accordance with prevailing aviation insurance market practice AVN2000A subject to AVN2001A.

2.	Aircraft Hull War Risks Insurance

2.1	Insured Property:

(a)	In accordance with paragraph 1, Part 2 of this Schedule 7.6 (Required Insurances) Aircraft Hull “All Risks” Insurance.

2.2	Coverage:

(a)	Physical loss or damage to the Insured Property arising from:

(i)	War, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power;

(ii)	Strikes, riots, civil commotions or labour disturbances;

(iii)	Any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting there from is accidental or intentional;

(iv)	Any malicious act or act of sabotage;

(v)	Confiscation, nationalisation, seizure, restraint, detention, appropriations, requisition for title or use by or under the order of any Government (whether civil military or de facto) or public or local authority; and

(vi)	Hi-jacking or any unlawful seizure or wrongful exercise of control of the aircraft or crew in Flight (including any attempt at such seizure or control) made by any person or persons on board the aircraft acting without the consent of the Insured.

2.3	Sum Insured: XXXX*

2.4	Maximum Deductible:

(a)	Nil other than extortion, hijack and confiscation expense subject to nil co-insurance each loss by the insured.

2.5	Territorial Limits:

(a)	Worldwide subject to the geographical areas exclusion clause in accordance with prevailing aviation insurance market practice LSW617G.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

2.6	Period of Insurance:

(a)	From the date upon which the relevant Aircraft Hull War Risk Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

2.7	Cover Features and Extensions: XXXX*

2.8	Principal Exclusions:

(a)	In the event of an outbreak of war between any of the five major powers only coverage shall terminate automatically.

3.	Aviation Liability Insurance (including Products Liability)

3.1	Interest:

(a)	To indemnify the Insured in respect of all sums that they may become legally liable to pay whether contractually or otherwise (including claimants costs and expenses) as damages in respect of

(i)	death or bodily injury contracted by any person; and

(ii)	loss of or damage to property;

happening during the period of insurance and arising out of or in connection with the Contract and the provision of the Services excluding legal liability in respect of non aviation liability coverage specified in paragraph 2, Part 1 Third Party Public Liability Insurance of this Schedule 7.6 (Required Insurances).

3.2	Limit of Indemnity: XXXX*

3.3	Maximum Deductible: XXXX*

3.4	Territorial Limits:

(a)	Worldwide.

3.5	Choice of Law in relation to policy interpretation:

(a)	This insurance shall be governed and construed in accordance with the laws of England and Wales.

3.6	Period of Insurance:

(a)	From the date upon which the relevant Aviation Liability Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

3.7	Cover Features and Extensions: XXXX*

3.8	Principal Exclusions:

(a)	Nuclear risks exclusion clause in accordance with prevailing aviation insurance market practice AVN38B;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

(b)	War, hijacking and other perils exclusion clause in accordance with prevailing aviation insurance market practice AVN48B;

(c)	Noise and pollution and other perils exclusion clause in accordance with prevailing aviation insurance market practice AVN46B;

(d)	Aggravation of existing injury;

(e)	Date recognition exclusion in accordance with prevailing aviation insurance market practice AVN2000A subject to AVN2001A;

(f)	Asbestos in accordance with prevailing aviation insurance market practice AGM248800003; and

(g)	Contracts (Rights of Third Parties) Act in accordance with prevailing aviation insurance market practice AVN72.

4.	Errors and Omissions Liability Insurance for Paramedics

4.1	Interest:

(a)	To indemnify the Insured in respect of all sums that they become legally liable to pay whether contractually or otherwise (including claimant’s costs and expenses) as damages in respect of any act, error, omission or mistake by a medical practitioner performing medical services happening during the period of insurance and arising out of or in connection with the Contract and the provision of the Services but only for, or on behalf of the Insured in the provision of emergency medical relief insofar as these are the responsibility of the Contractor.

4.2	Limit of Indemnity: XXXX*

4.3	Maximum Deductible: XXXX*

4.4	Territorial Limits:

(a)	Worldwide excluding USA and Canada.

4.5	Period of Insurance:

(a)	From the date upon which the relevant Errors & Omissions Liability Insurance risk commences, which shall be no later than the Operational Delivery Date and renewable on an annual basis unless agreed otherwise by the Parties.

4.6	Choice of Law in relation to policy interpretation:

(a)	This insurance shall be governed and construed in accordance with the laws of England and Wales.

4.7	Cover Features Extensions:

(a)	Extensions in accordance with prevailing errors & omissions insurance market practice from time to time.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

4.8	Principal Exclusions:

(a)	Aids and Hepatitis A; and

(b)	UK MDO Notifications.

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

UK Search & Rescue Helicopter Service

Schedule 8 – Governance

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	24225494.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
0.1	15.03.13	Proposed Final Contract	DFT	24225494.1
4.0	26.03.13	Execution Version	DFT	24225494.2
		Redacted Version	DFT

This Schedule is comprised of the following documents:

Schedule 8.1—Governance and Contract Management XXXX*

Schedule 8.2—Contract Incentive Scheme (KPIS) XXXX*

Schedule 8.9—Management Plan Requirements XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 8.1 – Governance and Contract Management

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822192.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18536470.13
1.0	17.01.13	ISFT Draft	BRS
2.2	15.03.13	Proposed Final Version	DFT	23822192.1
3.9	21.02.13	Pre-execution version	DFT	23822192.2
4.0	26.03.13	Execution Version	DFT	23822192.3

Appendix A: Board Members

Appendix B: Sub-contractors

1.	Introduction

1.1	This Schedule describes the procedures that will be used to manage the relationship between the Department and the Contractor under the Contract.

2.	Governance Structure

2.1	The XXXX* will be responsible for the management of the UKSAR contract(s) on behalf of the Department for Transport and is referred to in this document as the Department.

2.2	This document sets out how the Department expects to manage the UKSAR contract(s). The Department will structure its approach to contract management in two phases: XXXX* and XXXX*. Each phase is organisationally configured to manage the elements relevant to that phase.

2.3	The Contractor shall actively participate in the governance and contract management arrangements set out in the Contract and this Schedule as updated from time to time.

2.4	The activities outlined in this Schedule shall be conducted at XXXX* cost to the Department.

3.	Establishment of the Management Boards

3.1	Immediately following contract signature, the Department will initiate contract mobilisation by establishing management Boards with the Contractor. These Boards are to include empowered representatives from the XXXX* and the XXXX* and where necessary XXXX*. The management Boards are:

(a)	a Joint Steering Group to ensure that the mobilisation project runs to plan and to resolve strategic or policy issues. This group will be chaired by the XXXX* and will include representation from the Department for Transport and a senior representative from the XXXX*. The Contractor must provide a post holder or other senior representative with responsibility and accountability for the Service provided by the Contractor.

(b)	a Transition Management Board chaired by the Programme Manager, consisting of the relevant project managers from all parties. The Contractor must provide key personnel with the delegated authority and responsibility for the delivery of the transition into Service.

(c)	a Steady State Management Board Chaired by the Programme Director, will take responsibility for the governance of the Contract from the Operational Delivery Date for each Base. The Contractor must provide key personnel with the authority and responsibility for the steady state management of the Service.

3.2	Appendix A to Schedule 8.1 (Governance and Contract Management) describes in relation to each Board:

(a)	the Department members of that Board; and

(b)	the Contractor members of that Board.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

3.3	Paragraphs 5 to 7 set out:

(a)	the frequency that the Board shall meet (unless otherwise agreed between the Parties);

(b)	the location of the Board’s meetings; and

(c)	standing agenda items for the Board.

4.	Board Meeting Representation

4.1	If either Party wishes to replace any Board Member position, that Party shall notify the other in writing of the proposed change for agreement by the other Party (such agreement not to be unreasonably withheld or delayed).

4.2	Each Party shall ensure that:

(a)	its Board Members shall make all reasonable efforts to attend Board meetings at which that Board Member’s attendance is required; and

(b)	if any Board Member is not able to attend a Board meeting, that person shall use all reasonable endeavours to ensure that:

(i)	a delegate attends the relevant Board meeting in his/her place who has the same authority in relation to that Board as the Board Member and (wherever possible) is properly briefed and prepared; and

(ii)	that he/she is debriefed by such delegate after the Board Meeting.

4.3	The Department shall appoint a chairperson of each Board as identified in Appendix A to Schedule 8.1 (Governance and Contract Management). The chairperson shall be responsible for:

(a)	scheduling Board meetings;

(b)	setting the agenda for Board meetings and circulating to all attendees in advance of such meeting;

(c)	chairing the Board meetings;

(d)	maintaining an agreed log of all actions arising from any Board meetings;

(e)	monitoring the progress of any follow up tasks and activities agreed to be carried out following Board meetings;

(f)	ensuring that relevant parts of the minutes for Board meetings are recorded and disseminated to the appropriate persons and to Board meeting participants within a reasonable period after the Board meeting; and

(g)	facilitating the process or procedure by which any decision agreed at any Board meeting is given effect in the appropriate manner.

4.4	Board meetings shall be quorate as long as at least two representatives from each Party are present. One of each Party’s representatives must hold the delegated authority to take decisions on behalf of such Party.

4.5	The Department may request that any Sub-contractor attend a Board meeting. The Contractor shall ensure where the presence of a Sub-contractor is requested by the Department at a Board meeting, that a suitably empowered representative of the Sub-contractor attends such Board meeting. It is for the Contractor to arrange for Sub-contractor representation if required by the Department.

5.	Joint Steering Group

5.1	The Joint Steering Group shall be responsible for strategic oversight of the Service deliverables from the Commencement Date through Operational Service delivery to transition out for each SAR Base at the end of the contracted Service period.

5.2	The Joint Steering Group shall meet as a minimum at XXXX* monthly intervals, to monitor and review strategic progress. The periodicity of meetings and composition of the Joint Steering Group will be reviewed on completion of the transition out of the last XXXX* base.

5.3	The Joint Steering Group shall meet at the Department’s headquarters building (XXXX*) or other such venue as determined by the Department.

5.4	During transition in, the Joint Steering Group will be focussed upon strategic risks including but not limited to the transition in of civilian services and the transition out of military services and strategic oversight of the Contractor performance during steady state activity.

5.5	The standing agenda shall include:-

(a)	Transition Plan(s):

(i)	key milestone tracking;

(ii)	progress against critical path;

(iii)	risks associated with the critical path for the next XXXX* period;

(iv)	issues occurring in the previous reporting period; and

(v)	mitigation or control measures implemented to manage issues and identified risks;

(b)	Steady state performance:

(i)	Service affecting issues in the past reporting period;

(ii)	potential Service affecting issues in the next reporting period;

(iii)	trend analysis of Key Performance Indicators; and

(iv)	steady state risk log;

(c)	Department and/or Contractor strategic organisational changes; and

(d)	issues escalated from the Transition Management Board or the Steady State Management Board.

5.6	Issues that cannot be resolved by the Joint Steering Group shall be resolved in accordance with Condition 53 (Dispute Resolution) of the General Conditions of Contract.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

6.	Transition Management Board

6.1	The Transition Management Board shall be responsible for managing the transition activity during the period from the Commencement Date to the Operational Delivery Date for the final SAR Base to transition-in on XXXX* (XXXX*).

6.2	The Transition Management Board shall meet as required, although not less than quarterly.

6.3	The Transition Management Board shall meet at the Department’s headquarters building (XXXX*), or other such venue as decided and/or agreed by the Department. The transition project faces three (3) key risks throughout the transition process. A clear focus on minimising these risks should be a key principle in the transition management process. These risks are:

(a)	general timetable slippage;

(b)	lack of control over external events; and

(c)	poor project management.

6.4	The Contractor shall be responsible for maintaining:-

(a)	a live Transition Plan (in accordance with Schedule 2.5 (Transition and Acceptance) and Schedule 6.1 (Transition Plan) highlighting:

(i)	transition activities relevant to the outgoing military and civilian services and incoming UKSAR Service;

(ii)	how Milestones fit together and the relationship of key dependencies;

(iii)	identification of a critical path; and

(iv)	identification of internal and customer acceptance sign off points.

(b)	a live assumptions register documenting key assumptions with regards to the outgoing service providers’ (military and civilian) transition plans. The purpose of the document is to provide all Parties a list of assumptions that can be ‘reality checked’ as transition progresses. Please note that any assumption or dependency allocated to the Department by the Contractor will have no contractual effect.

(c)	live risk and issue log(s), providing a commentary of key risks and issues relevant to transition phase of the project, to be in a format agreed between the Parties.

6.5	The Transition Management Board shall be responsible for oversight, management and issue resolution of the transition phase of the project. The standing agenda for the Board shall include but not be limited to:-

(a)	Contractor progress against the transition plan:

(i)	Milestones are progressing in accordance with the plan; and

(ii)	analysis of the impact of changes to the programme;

(b)	risk and issue log reviews

(i)	oversight of Contractor proposed revisions to risk mitigation strategies;

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

(ii)	oversight of the Contractor’s issue resolution strategy; and

(iii)	tracking of the issue resolution progress;

(c)	health and safety issues arising during transition;

(d)	progress against Key Performance Indicators; and

(e)	proposed changes to the Contractor and/or Department transition teams.

6.6	From the Commencement Date through to the Operational Delivery Date of the final SAR Base to transition-in, day to day liaison between the Contractor project management team and the Department shall be conducted through the Programme Manager.

6.7	Any issues that cannot be resolved by the Programme Manager and the Contractor Transition Project Manager shall be raised to the Transition Management Board. Issues that cannot be resolved by the Transition Management Board, shall be escalated to the Joint Steering Group.

6.8	The Department and the Contractor shall jointly agree a communications strategy in accordance with the proposal contained within the Project Management Plan (as set out in Schedule 8.9 (Management Plan Requirements)). The Department reserves the right to draft/redraft, authorise or refuse the issue of media briefings in accordance Condition 31 (Disclosure of Information). All Contractor requests to issue media briefings should initially be passed through the Department’s day to day point of contact.

6.9	The transition/mobilisation period for each Base shall conclude with a formal user acceptance of the Service in accordance with the Transition Plan and Acceptance Procedures (which shall comply with Schedule 2.5 (Transition and Acceptance) and Schedule 6.1 (Transition Plan) and Schedule 6.2 (Acceptance Procedures)). The acceptance process is incremental, i.e. the Department would look to test and accept aspects of the Services throughout the transition/mobilisation phase of the project for each Base. The acceptance Milestones should be linked to the project plan.

6.10	The Department transition project team would act as the user acceptance testing board supplemented with subject matter experts. The Contractor schedule of user acceptance activities should provide sufficient contingency, to support a managed resolution of issues arising from failed Department user acceptance testing. The output of user acceptance test activity should be reported through the Transition Management Board detailing the results of test activity and proposal to accept/reject a Base into service for the Operational Delivery Date.

6.11	Transition Project Manager

6.11.1	The Contractor’s Transition Project Manager will be the person responsible for day to day contact with the Department on all matters during transition and the individual in this role shall be considered a Key Personnel.

7.	Steady State Management Board

7.1	The Department shall vest day to day responsibility for contract management with the XXXX* Contract Manager. The governance structure for steady state contract management will rest within the Steady State Management Board, which will be chaired by the Programme Director or nominated person. As each Base completes successful user acceptance tests by the Department it shall migrate into steady state contract management from the Department and Contractor agreed Operational Delivery Date.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7.2	The Steady State Management Board shall meet as required although not less than quarterly, from the Operational Delivery Date of the first Base(s). Meetings shall be held at the Department’s headquarters (XXXX*), or other venue as agreed by the Department.

7.3	The Steady State Management Board standing agenda shall consist as a minimum of the following:

(a)	service delivery review against KPIs for the preceding period:

(i)	Contractor to provide Management Information in accordance with Schedule 8.9 (Management Plan Requirements);

(ii)	Contractor to provide detailed report to support reporting/feedback on Service delivery issues during the reporting period;

(iii)	Flying Hours review for the preceding quarterly reporting period;

(iv)	progress against issues from the acceptance test procedure, not constituting a failure; and

(v)	review of Management Information on the use of SMEs, jobseekers and sustainability;

(b)	oversight of the Contractor maintenance and training schedules for the next 6 months;

(c)	review and agree the fuel price charge in accordance with Conditions 15 (Contract Price) and 16 (Invoices and Payment) of the General Conditions of Contract;

(d)	resolution of escalated invoicing queries;

(e)	review and agree resolution of Change Control Note(s); and

(f)	review media activity during the preceding quarter and develop media plan for proceeding quarter.

7.4	The Contractor shall, within ten (10) Working Days of the Board meeting provide the Department with a draft plan to address resolution of any shortcomings and implementation of improvements identified at the meeting. The Department shall review such draft plan and inform the Contractor of any revisions it considers are necessary (acting reasonably). The Contractor shall apply such revisions to the draft plan and issue the amended plan for review and approval by the Department’s Contract Manager.

7.5	Any issues that cannot be resolved by the Steady State Management Board shall be raised to the Joint Steering Group for resolution.

7.6	The Department shall arrange for an annual technical compliance audit for each operational location. The Contractor shall provide any assistance reasonably required by the Department to perform these audits, including but not limited to providing access to the Department’s staff or appointed auditor, provide summarised annual versions of reports required under this Agreement, trends analyses in respect of KPIs and access to the Contractor staff or Management Information systems as necessary to provide an assurance on technical compliance.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7.7	The Contractor shall implement the approved plan via the Change Control Procedure. Actions required to resolve shortcomings and implement improvements as a consequence of the Contractor’s failure to meet its obligations under this Agreement identified by the technical compliance audit shall be implemented at no extra charge to the Department.

7.8	Contractor Contract Manager

7.8.1	The Contractor Contract Manager will be the person responsible for day to day contact with the Department on all matters during steady state and the individual in this role shall be considered a Key Personnel.

8.	Contract Management Mechanisms

8.1	Both Parties will pro-actively manage risks allocated to them under this Agreement.

8.2	The Contractor will develop, operate, maintain and amend, as prior agreed with the Department, processes for:

(a)	the identification and management of risks. The risk register will be completed by the Contractor and submitted for review by both Parties at the Transition Management Board or Steady State Management Board, as appropriate;

(b)	the identification and management of issues;

(c)	monitoring that the Parties are undertaking their obligations under the Agreement;

(d)	monitoring and controlling plans; and

(e)	document control and management.

9.	Operational Interfaces

9.1	The Contractor will be invited to participate in operational Search and Rescue liaison groups, which will include but not be limited to the SAR Ops Group, SAR Strategic Committee and interface to the XXXX* Operations Management team.

9.2	SAR Ops Group

9.2.1	The SAR Ops Group will be chaired by an XXXX* operational lead. The core agenda will focus on inter-operability, co-operation, standardisation of process and procedures. This group will bring together subject matter experts from across the SAR community to support continuous improvement through identification of best practice or address issues arising from lessons learnt reports in the wider community.

9.2.2	The Contractor is required to openly share positive and negative experiences to promote improvement across the community.

9.2.3	The Contractor will provide one (1) chief pilot supported by one (1) rear crew or ground crew member to attend this meeting.

9.3	SAR Strategic Committee

9.3.1	The SAR Strategic Committee will be chaired by a senior XXXX* manager (director or chief coastguard).

9.3.2	This group will be considering strategic issues, which may include proposed legislative change, amendments to policy and other similar matters.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

9.3.3	Where the Contractor is invited, the Contractor will provide a senior manager to attend supported as necessary by subject matter experts subject to agenda.

9.4	XXXX* Operations Management team

9.4.1	The XXXX* Operations Management team currently consists of sixty four (64) sector managers responsible for the oversight and management of the volunteer XXXX*.

9.4.2	Under the XXXX* Future Coastguard Programme, the structure of coastal operations management is under review and an enhanced provision will be in place during the Contract.

9.4.3	The Contractor will liaise at a local level with the Coastal Operations Management teams, to:

(a)	identify and support training of the Coastguard Rescue Service in helicopter operations;

(b)	share best practice and lessons learnt on incidents; and

(c)	embed best practice at a local level.

10.	Sub-contractors

10.1	The Contractor’s Sub-contractors are as set out in Appendix B.

10.2	Pursuant to Condition 39.2, the Department requires that the Contractor inform the Department as soon as possible where it is aware, or receives any notice from a Sub-contractor, that the Contractor is in breach of any obligation under the Sub-contract.

10.3	Pursuant to Condition 39.2, the Department requires that the Contractor inform the Department as soon as possible where the Contractor or any of its Sub-contractors suffers a Financial Distress Event.

10.4	In the event of a Contractor Financial Distress Event, the Department may take step-in action in under Condition 42.5.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Appendix A: Board Members

1.	Joint Steering Group

1.1	Joint Steering Group Board Members

Department	Contractor
Director Maritime Operations (Chair)	Accountable Post Holder

Programme Director	Contractor Senior Manager

XXXX* Senior Representative (Transition period)	Subject Matter Experts (subject to agenda)

Aviation Programme Manager

Subject Matter Experts (subject to agenda)

Minute Taker

Schedule 8.1: Appendix A, Table 1, Joint Steering Group

2.	Transition Management Board

2.1	Transition Management Board Members

Department	Contractor
Aviation Programme Manager (Chair)	Transition Project Manager

Programme Director	Subject Matter Experts (subject to agenda)

Business Change Manager

Technical Requirements Manager

Technical Assurance Manager/Lead

Subject Matter Experts (subject to agenda)

Minute Taker

Schedule 8.1: Appendix A, Table 2, Department Transition Management Team

3.	Steady State Management Board

3.1	Steady State Management Board Members

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Department	Contractor
Programme Director (Chair)	Contractor Contract Manager

Aviation Programme Manager

Aviation Contract Manager

KPI Lead	KPI support

Aviation Commercial Lead	Subject Matter Experts (subject to agenda)

Subject Matter Experts (subject to agenda)

Minute Taker

Schedule 8.1: Appendix A, Table 3, Steady State Management Team

4.	Department organisational charts

4.1	The discrete responsibilities are outlined for Joint Steering Group, Transition and Steady state management boards in sections 5-7 of Schedule 8.1 - Governance and Contract Management. The Department’s aviation management structure is outlined in the diagram below. Updates on appointments to department roles will be provided through programme board meetings.

XXXX*

Schedule 8.1: Appendix A, Diagram 4.1, Department Organisational Chart

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Appendix B: Sub-contractors

1.	Sub-contractors

Sub-contractor	Role	Key Sub- contractor?	Provisions of Condition 39.8 applied?	SME?
XXXX*	XXXX*	Yes	Yes	No
XXXX*	Supply and XXXX* of XXXX*	No		No
XXXX*	XXXX*	No		Yes
XXXX*	XXXX* supplier	Yes	Yes	No
XXXX*	XXXX* supplier	No		No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	Supply of XXXX* and XXXX*	No		No
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	XXXX*	No		Yes
XXXX*	XXXX*
XXXX*	XXXX*	No		Yes
XXXX*	Provider of XXXX* and XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX*	No		Yes
XXXX*	XXXX*	Yes	Yes	No
XXXX*	Supply and XXXX* of XXXX*	Yes	Yes	No

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

XXXX*	XXXX*	No		No
XXXX*	Supply of XXXX*	No		Yes
XXXX*	XXXX*and	Yes	Yes	No
XXXX*	XXXX* of XXXX*	No		No
XXXX*	XXXX* supplier	Yes	Yes	No
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	XXXX* for XXXX* purposes	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX* and XXXX*	No		Yes
XXXX*	XXXX*	No		No
XXXX*	XXXX*	No		Yes
XXXX*	XXXX* and XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX* and XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	Supplier and XXXX* of XXXX*	No		No
XXXX*	XXXX*	No		No
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	XXXX* supplier	No		Yes
XXXX*	XXXX* supplier	Yes	Yes	No
XXXX*	XXXX* supplier	No		No

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

XXXX*	Supplier of XXXX*	No		No
XXXX*	XXXX*	No		Yes
XXXX*	Supplier of XXXX*	No		Yes
XXXX*	XXXX* suppliers	No		No
XXXX*	XXXX*	No		No
XXXX*	XXXX*	Yes	Yes	No
XXXX*	XXXX*	Yes	Yes	No

Schedule 8.1: Appendix B, Table 1, Sub-contractors

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 8.2 – Contract Incentive Scheme (KPIs)

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site
File Name	23824377.X
Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19073897.15
1.1	17.01.13	ISFT Draft	BRS
3.2		Proposed Final Version	DFT	23824377.1
4.0	26.03.13	Execution Version	DFT	23824377.2

1.	Introduction	5

2.	Key Performance Indicators and Reporting	5

3.	Service Levels	6

4.	Service Credits	6

5.	Records	7

6.	Annex A: Service Level Categories	8

7.	Annex B: KPI – XXXX*– Transition In	9

8.	Annex B: KPI – XXXX*– Transition In	10

9.	Annex B: KPI – XXXX*– Transition In	11

10.	Annex B: KPI – XXXX* – Transition In	12

11.	Annex B: KPI – XXXX* – Transition In	13

12.	Annex B: KPI – XXXX* – Steady State	16

13.	Annex B: KPI – XXXX* – Steady State	17

14.	Annex B: KPI – XXXX* – Steady State	18

15.	Annex B: KPI – XXXX*– Steady State	19

16.	Annex B: KPI – XXXX* – Steady State	20

17.	Annex B: KPI – XXXX* – Steady State	21

18.	Annex B: KPI – XXXX*– Transition Out	24

19.	Annex B: KPI – XXXX*– Transition Out	25

20.	Annex B: KPI – XXXX* – Transition Out	26

21.	Annex C: KPI for XXXX*	27

22.	Availability Calculation	28

23.	Availability Report	28

24.	Annex C, Appendix 1: Proformas	29

25.	Annex C, Appendix 2: Monthly Activity Report Proforma	30

26.	Annex D: KPI For XXXX*	31

27.	Responsiveness Calculation	31

28.	Responsiveness Records	31

29.	Annex D, Appendix 1: Consolidated Monthly Mission Report Proforma	32

1.	Introduction

1.1	This Schedule 8.2 (Contract Incentive Scheme (KPIs)) is aimed at supporting the development of Service Level Categories that can be effectively measured to provide an evidence base supporting the quality of service provided by the Contractor. The Department is primarily concerned with receiving good service. However the Department does not wish to pay for a contracted level of service that is not being delivered and an appropriate Service Credit regime is required to incentivise and support service delivery. The Service Level and Service Credit regime must be a means to achieve these objectives and not an end itself.

1.2	The Department has identified Service Level Categories at Annex A (Service Level Categories) for which the Contractor has identified the Key Performance Indicators (KPIs), associated metrics to evidence the quality of service being delivered at all stages of the contracted deliverable and proposed Service Credits in the Annexes to this Schedule 8.2 (Contract Incentive Scheme (KPIs)).

1.3	The KPI for Availability is set out at Annex C and the KPI for Responsiveness is set out at Annex D (the “Mandated KPIs”).

1.4	The Contractor must support the KPIs with Management Information which will be reported periodically to the Department to provide the evidence base to support effective governance of the Contract and promote the Contractor’s obligation to provide good service.

1.5	The parties may agree additional KPIs from time to time in accordance with the Change Control Procedure.

1.6	Where specific Measurement Tools are stipulated the Contractor may amend such Measurement Tools provided always that such amendment does not affect the ability of the Contractor to provide the Service in accordance with the SLCs set out in this Schedule and such amendment is agreed through the Change Control Procedure.

1.7	KPIs shall be used only in connection with those parts of the Services which are provided by or on behalf of the Contractor.

2.	Key Performance Indicators and Reporting

2.1	Performance Level values for each KPI and Service Credits values (excluding the Mandated KPIs) will be finalised during the Initial Period.

2.2	The value of such Performance Levels and Service Credits shall not unreasonably deviate from those set out at the Annexes to this Schedule 8.2 (Contract Incentive Scheme (KPIs)) in respect of each KPI.

2.3	For the avoidance of doubt the corresponding values for KPIs as at the Commencement Date of this Agreement shall apply:

(a)	during the Initial Period;

(b)	if the parties fail to reach agreement on a value of a Performance Level or Service Credit with respect to the relevant KPI during the Initial Period or thereafter;

(c)	unless otherwise agreed through the Change Control Procedure.

3.	Service Levels

3.1	The Contractor shall measure and report in writing to the Department on the performance of the Services during the Measurement Window against each Service Level Category listed at Annex A (Service Level Categories) by the use of Key Performance Indicators.

3.2	The measure of the performance of the Services shall be in respect of all KPIs and shall be made over successive and contiguous Measurement Windows.

3.3	The Measurement Tool pertaining to each KPI within a SLC shall be used to measure the level of performance of the Services with respect to that KPI so as to produce the score which indicates the actual level of the Service’s performance with respect to that SLC.

3.4	Where the Measurement Tool associated with a KPI indicates that the performance of the Services with respect to that KPI has met that KPI’s Performance Level, the Contractor shall assign to the score associated with that KPI the corresponding Maximum Score.

3.5	This score shall be entered into the Contractor’s report on the Services’ performance over the Measurement Window. The report shall contain, where applicable and with respect to each KPI, each KPI’s actual score.

3.6	The report shall also contain the Service Credits, if any, due to the Department arising during the subject Measurement Window.

3.7	The Contractor shall submit to the Department its written report on the results of the measurement of the Services in respect of the KPIs during a Measurement Window no later than seven (7) days after the end of that Measurement Window. The Contractor is reminded that the Performance Report due under Condition 16.1 must be provided within seven (7) days of the end of each Month.

3.8	The report and KPIs may be reviewed during the Service review meetings as set out in Schedule 8.1 (Governance and Contract Management) or as otherwise held between the Parties.

4.	Service Credits

4.1	Service Credits are not an exclusive remedy and the Department expressly reserves the right to exercise all other rights and remedies under the Contract or the general law, including without limitation termination, step-in and damages. Such rights will be available to the Department irrespective of whether Service Credits are accruing, paid or payable.

4.2	The KPIs also specify any additional remedies available (over and above those contained within the General Conditions of Contract and under the general law) for a failure to provide the Services (for example, increased resource commitment, provision of a fault recovery plan, Department right to request third party assistance at Contractor cost, and additional specified termination rights).

4.3	Service Credits shall be awarded to the Department to reflect the following two measures:

(a)	the degree to which the score associated with a KPI fell below the agreed Performance Level threshold; and

(b)	the frequency of such occurrences over consecutive Measurement Windows (“Persistent Failure Service Credits”).

4.4	Service Credits arising during a Measurement Window shall be deducted by the Department from any amount falling due to the Contractor immediately after the Measurement Window. In the event that the Agreement is terminated and there is no amount falling due to the Contractor immediately after the Measurement Window from which the Department can make the deduction, the Contractor shall pay the Department the amount falling due within thirty (30) days.

4.5	The parties shall review the Service Credit regime at three (3) Month intervals or such other date as may be agreed between the parties through the Change Control Procedure.

5.	Records

5.1	In order to calculate and monitor performance the Contractor shall provide to the Department in respect of each Base, the information contained in paragraph 1 and paragraph 6.3 of Schedule 2.1 (Specification), Schedule 4.1 (Contractor’s Solution) and Schedule 8.9 (Management Plan Requirements). This operational information shall provide the daily source data for statistical returns to the Department and shall be auditable in accordance with Condition 8 (Inspection) of the Contract.

5.2	For each Base, the Contractor shall:

(a)	provide a real time web based application detailing all monthly activity, for which the Department has view access; and

(b)	submit a monthly activity report to the Department within five (5) Working Days of the end of each Month.

6.	Annex A: Service Level Categories

Applicable to	Service Level Category
Transition In	XXXX*

XXXX*

XXXX*

Regulatory

XXXX*

XXXX*Agenda

Steady State	Service Response

Service Availability

Service Resilience

XXXX*

XXXX*

XXXX*Agenda

Transition Out	XXXX*

XXXX*

Information/Data transfer

Schedule 8.2: Table Annex A, Service Level Categories

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

7.	Annex B: KPI – XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	Delivery of XXXX*

Written Description	Delivery of XXXX* and delivered on time.

Measurement Window

Measurement Tool	Date of completion against the project plan and proof of necessary qualifications against contractual requirement

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

8.	Annex B: KPI – XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	XXXX* and XXXX* of XXXX*

Written Description	Commencement of XXXX* and XXXX* of XXXX* required for each Base for on-going steady state operations

Measurement Window	XXXX*for each Base as specified in Schedule 6.1 – Transition Plan

Measurement Tool	Date of completion against the project plan and proof of necessary qualifications against contractual requirement

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

9.	Annex B: KPI - XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	XXXX* Completion XXXX* prior to Planned Operational Delivery Date

Written Description	To ensure acceptance of XXXX* approvals

Measurement Window	XXXX*for each Base as specified in Schedule 6.1 – Transition Plan

Measurement Tool	Project management Plan

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass audit checks

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

10.	Annex B: KPI – XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	Completion of XXXX*

Written Description	Fully functional XXXX* at each Base XXXX* prior to the Planned Operational Delivery Date

Measurement Window	Date as specified in Project Plan for each site location

Measurement Tool	Project Management Plan and successful acceptance of XXXX*

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11.	Annex B: KPI – XXXX* – Transition In

11.1	KPI – XXXX* – XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	Utilisation of XXXX*

Written Description	Significant XXXX* held with at least XXXX* % XXXX*. XXXX* will be used as part of the XXXX* Selection process.

Measurement Window	Date as specified in Project Plan

Measurement Tool	Project Management Plan and Contractor IFS Management Information tool

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The definition of SME is as described in the European Commission document “The new SME definition”.

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI Information XXXX* XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11.2	KPI ––XXXX* – Transition In

Service Level Category	XXXX*

Service Type	Transition In

KPI	Provision of XXXX* opportunities to Long XXXX*

Written Description	XXXX* offered to XXXX* by Contractor together with a requirement for XXXX* to offer XXXX* to XXXX*. This will be a condition of the XXXX* selection process.

Measurement Window	Date as specified in Project Plan

Measurement Tool	Project Management Plan, Contractor IFS Management Information tool and Contractor HRIS, iConnect.

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The Transition Project Planner will measure activity for all KPIs as a % complete against the Project Programme with particular emphasis on the Critical and Near Critical Path. Any exceptions will be reported to the relevant Workstream Leader. If prescribed thresholds are exceeded then the Workstream Leader will escalate the KPI report to the Transition Project Manager. Please refer to Section 18.1 of the Project Management Plan for further detail.

Contractor accepts risk if delay exceeds Planned Operational Delivery Date

Schedule 8.2: Table Annex B, KPI Information XXXX* XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

11.3	KPI – XXXX* – XXXX* – Transition In

Service Level Category	XXXX* - XXXX*

Service Type	Transition In

KPI	XXXX* .

Written Description	XXXX* by XXXX* % year on year across all Contractor UK SAR operations.

Measurement Window	Monthly

Measurement Tool	Government Growth Agenda

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

Schedule 8.2: Table Annex B, KPI Information XXXX* XXXX* – Transition In

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

12.	Annex B: KPI – XXXX*– Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	Provide at least XXXX* % XXXX*

Written Description	Provide XXXX*for at least XXXX* % of the XXXX*

Measurement Window	Monthly

Measurement Tool	Real time information from the web based solution

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	As per annex C

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits	This KPI will be monitored by the Contractor Management team. Service availability will be discussed at the weekly management meetings. As per annex C

Schedule 8.2: Table Annex B, KPIXXXX*– Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

13.	Annex B: KPI – XXXX*– Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	Provision of XXXX* - solution

Written Description	Ability to provide XXXX* : XXXX*, XXXX*, XXXX*, XXXX*, XXXX*, XXXX*.

Measurement Window	Monthly

Measurement Tool	Recording at Base level use of XXXX* provision

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits	This KPI will be monitored by the Contractor Management team. Use of any of the back-up provision will be approved and monitored by the management team and reported to the Department as appropriate. See Project Management Plan, Section 18.2.

Schedule 8.2: Table Annex B, KPI XXXX*– Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

14.	Annex B: KPI – XXXX*– Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	To be XXXX* within contracted KPI in accordance with annex D of schedule 8.2

Written Description	Required XXXX* are XXXX* between XXXX* and XXXX* and XXXX* with this period. Subject to XXXX*

Measurement Window	Monthly

Measurement Tool	Real time information from the web based solution

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	As per annex D

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits	This KPI will be monitored by the Contractor Management team. Service availability will be discussed at the weekly management meetings. As per annex D

Schedule 8.2: Table Annex B, KPI XXXX*– Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

15.	Annex B: KPI – XXXX*– Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	XXXX* – XXXX* Checks.

Written Description	Successful acceptance by internal and external XXXX* teams

Measurement Window	Annual

Measurement Tool	XXXX* Regulations

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass XXXX* checks

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits	Repayment calculation as per the availability clause

Schedule 8.2: Table Annex B, KPI XXXX*– Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

16.	Annex B: KPI – XXXX* – Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	At least XXXX* % availability of XXXX* at each Base.

Written Description	Ability to provide at least XXXX* % availability of all XXXX* including XXXX*, XXXX* , XXXX* functionality and resilience, XXXX*up-time and back up.

Measurement Window	Monthly

Measurement Tool	Recording at Base level

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The availability of ICT will be monitored by the Contractor Management Team. ICT uptime will be reported at the weekly Management Team Meetings. If prescribed thresholds are breached then appropriate management action will be taken.

XXXX* % of the monthly standing charge of the Base affected.

Schedule 8.2: Table Annex B, KPI XXXX*– Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

17.	Annex B: KPI – XXXX* – Steady State

17.1	KPI – XXXX* – XXXX*

Service Level Category	XXXX*

Service Type	Steady State

KPI	Utilisation of XXXX*

Written Description	XXXX* with XXXX* % XXXX* will continue through from Transition In into Steady State. XXXX* recognition will be used as part of the Supplier Selection process.

Measurement Window	Quarterly

Measurement Tool	Contractor IFS Management Information tool

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

The definition of XXXX* is as described in the European Commission document “The new XXXX* definition”.

Transition XXXX* will be used in Steady State as appropriate. Contractor aims to develop long term relationships with all suppliers.

Schedule 8.2: Table Annex B, KPI Information XXXX* – Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

17.2	KPI –XXXX* - Steady State

Service Level Category	XXXX*

Service Type	Steady State

KPI	Provision of XXXX* opportunities to XXXX*

Written Description	XXXX* opportunities offered to XXXX* by Contractor together with a requirement for associated XXXX* to offer XXXX* to XXXX*. This will be a condition of the supplier selection process.

Measurement Window	Quarterly

Measurement Tool	Contractor HRIS, iConnect, and Contractor IFS Management Information tool

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

Schedule 8.2: Table Annex B, KPI Information XXXX* – Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

17.3	KPI – XXXX* – Sustainability - Steady State

Service Level Category	XXXX*

Service Type	Sustainability

KPI	XXXX*

Written Description	XXXX* by XXXX* % year on year across all Contractor UK SAR operations.

Measurement Window	As specified in Project Plan

Measurement Tool	Government Growth Agenda

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score	Pass acceptance test criteria

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits	This KPI will be monitored by the Contractor Management team.
Schedule 8.2: Table Annex B, KPI Information XXXX* – Steady State

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

18.	Annex B: KPI – XXXX* – Transition Out

Service Level Category	XXXX*

Service Type	Transition out

KPI	Release of XXXX* under XXXX* regulations

Written Description	Release of information and XXXX* as required by XXXX* regulations

Measurement Window	As documented

Measurement Tool	XXXX* regulations

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

Schedule 8.2: Table Annex B, KPI XXXX* – Transition Out

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

19.	Annex B: KPI – XXXX*– Transition Out

Service Level Category	XXXX*

Service Type	Transition out

KPI	Access to each Base on XXXX* notice.

Written Description	Access will be granted to XXXX*within XXXX* of any request received.

Measurement Window	XXXX*

Measurement Tool	As documented

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

Schedule 8.2: Table Annex B, KPI XXXX*– Transition Out

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

20.	Annex B: KPI – XXXX*– Transition Out

Service Level Category	XXXX*

Service Type	Transition out

KPI	Release of XXXX*relating to XXXX*within XXXX*.

Written Description	Release of XXXX*relating to XXXX*

Measurement Window	As documented

Measurement Tool	MCA monthly reports

Maximum Score	XXXX*

Minimum Score	XXXX*

Criteria for Maximum Score

Performance Levels

% of [ KPI ]	Impact of Performance Level (score or Service Credit)

>95

>90, <95

>85, <90

>80, <85

>75, <80

<75

Other information, including Service Credits

Schedule 8.2: Table Annex B, KPI XXXX*– Transition Out

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

21.	Annex C: KPI for Availability

21.1	Availability Measurement

21.2	Criteria

21.2.1	One Aircraft is required to be fully Available at each Base for at least 98% of the Duty Hours at a Base in any Month. For the purpose of this Schedule 8.2 (Contract Incentive Scheme (KPIs)), available and availability mean that:

(a)	the full complement of Crew is Available to perform the Services; and

(b)	the Airborne System is serviceable, fully and correctly equipped to provide the Services, and ready to take off as soon as the Crew have completed their planning, pre-start checks and starting procedures, and as calculated in accordance with paragraph 26.3 below (“Available” or “Availability”).

21.3	Reporting

21.3.1	The Monthly Standing Charge for a Base will be paid in full to the Contractor whenever Availability at that Base during a Month reaches or exceeds 98%. If Availability falls below 98% at any Base, the monthly payment for that Base will be calculated by multiplying the percentage Availability achieved in the relevant Month by the Monthly Standing Charge.

21.3.2	A Base shall be deemed partially available if:

(a)	it lacks a Crew member but is still able to offer limited capability (such as searches or medical transfer), or

(b)	any one of the following items of equipment on the Aircraft is unserviceable:

(i)	autohover;

(ii)	FLIR;

(iii)	search radar;

(iv)	long range communications; or

(v)	one of the hoists (but the other hoist is still serviceable),

(“Partially Available” or “Partial Availability”).

21.4	A Base shall be deemed unavailable for all other instances where the full Crew complement is not Available or the Airborne System is unserviceable (“Unavailable” or “Unavailability”).

21.5	The Contractor shall report by the most appropriate mechanism periods of Partial Unavailability or Unavailability as soon as practically possible following the commencement of loss of service to the Department and the Tasking Authority. A proforma email notification is provided at Appendix 1.

21.6	Should the estimated downtime be exceeded, the Contractor shall provide the Department and Tasking Authority with an update to the initial loss of service notification in accordance with Appendix 1 as soon as practically possible following the Contractor becoming aware that the initial estimated downtime will be exceeded.

21.7	The Contractor shall report service recovery as soon as practically possible after recommencement of the service to the Department and the Tasking Authority in accordance with the proforma identified at Appendix 1.

22.	Availability Calculation

22.1	The Base shall be considered Unavailable for the purposes of paragraph 26.3 for half the period during which it was deemed Partially Available in accordance with paragraph 21.3.2.

22.2	Where a Base is deemed Unavailable for any single period that lasts more than twelve (12) hours, the duration of this period of Unavailability shall be doubled and the adjusted period shall be used in calculating Availability.

22.3	For the purposes of calculating a Base Availability in a reporting period (nominally a calendar month), periods of Partial Availability or Unavailability, adjusted in accordance with paragraphs 22.1 and 22.2, shall be cumulative during the reporting period. The cumulative periods of Unavailability (which includes the periods of Partial Availability adjusted in accordance with paragraph 26.2) shall be deducted from the Duty Hours in the reporting period. The resultant figure shall be measured as a proportional representation of the Duty Hours to provide the percentage Availability.

Availability for a reporting period =

Duty Hours – (Cumulative periods of Unavailability) x 100

Duty Hours

22.4	Where the Base is declared Unavailable for a cumulative period exceeding a total of 24 hours in any Month, the Contractor’s performance shall be the subject of investigation and appropriate action by the Department under Condition 42 (Unsatisfactory Performance).

22.5	If the Base is declared Unavailable for any cumulative period exceeding a total of 72 hours in any Month, no additional deduction shall be made from the Monthly Standing Charge in respect of the period of time in excess of 72 hours.

23.	Availability Report

23.1	For each Base, the Contractor shall submit a monthly activity report to the Department within five (5) Working Days of the end of each Month. The report shall be in the format agreed by the Department. An example is shown at Appendix 2 below.

24.	Annex C, Appendix 1: Proformas

Proforma Notification for loss of service:-

Base	Location A

Effective From	DateTimeGroup Loss of service commenced

Reason	Precis of cause e.g. Technical fault or Crew issue

Estimate resolution	Estimated downtime hh:mm (for this outage)

Proforma revised recovery of service:-

Base	Location A

Effective From	DateTimeGroup (per notification of loss of service)

Reason	Precis of solution e.g. Component part replace, crew relief in place.

Estimate resolution	hh:mm (per notification of loss of service)

Amended estimate	hh:mm (revised estimate for downtime)

Proforma Notification for recovery of service:-

Base	Location A

Effective From	DateTimeGroup (per notification of loss of service)

Reason	Precis of solution e.g. Component part replace, crew relief in place.

Estimate resolution	hh:mm (per notification of loss of service)

Amended estimate	hh:mm (per update notification)

Service restored	DateTimeGroup Service declared Available

Actual down time	hh:mm

25.	Annex C, Appendix 2: Monthly Activity Report Proforma

MONTHLY ACTIVITY REPORT	Month/Year:

Base:

Date/Time Report Received by RCC:

Date	Duty Aircraft	Event	Training hours flown	Mission hours flown	Other hours flown	Hours Aircraft not Available	Incentive score (Note A)
1
2
3
4
5
6
7
8
9
10
11
12

Note A:	If an Aircraft was Unavailable for a period lasting less than 12 consecutive Duty Hours, enter the number of Duty Hours for which the Aircraft was Unavailable.

If an Aircraft was Unavailable for any single period lasting more than 12 consecutive Duty Hours, enter twice any such period of Unavailability.

If an Aircraft was Partially Available, i.e. Available but lacking one crew member or any one of: autohover; FLIR; search radar; long range communications; or double hoist systems, enter half any such period of Partial Availability.

26.	Annex D: KPI For Responsiveness

26.1	Responsiveness Measurement

26.2	An Aircraft is required to take off and commence a Task:

(a)	within 15 minutes of an initiating call from the Tasking Authority for calls received during the period beginning at 08:00 and ending at 22:00 each day at each Base; and

(b)	within 45 minutes of the initiating call from the Tasking Authority for calls received during the period beginning at 22:00 and ending at 08:00.

27.	Responsiveness Calculation

27.1	If an Aircraft fails to take off and commence any Task within the periods set out in paragraph 26.2 above, the Contractor shall provide a written explanation for the delay to the Department within five (5) Working Days of the end of the Month. Where the Department does not accept that the additional time was reasonably required, a deduction shall be made from the Monthly Standing Charge in accordance with paragraph 27.2.

27.2	If within one Month the percentage of Tasks achieved within the time periods set out in paragraph 26.2 above falls below 85% at any Base excluding any instances which the Department has accepted that the additional time was reasonably required in accordance with paragraph 27.1 above, one percent of the Monthly Standing Charge for that Base shall be deducted from the Monthly Standing Charge.

27.3	If within one Month the percentage of Tasks achieved within the time periods set out in paragraph 26.2 above falls below 65% at a single Base, the Contractor’s performance shall be the subject of investigation and appropriate action by the Department under Condition 42 (Unsatisfactory Performance).

28.	Responsiveness Records

28.1	For each Base, the Contractor shall submit a consolidated mission report to the Department within five (5) Working Days of the end of each Month. The report shall be in the format agreed by the Department. An example is shown as Appendix 1 below.

29.	Annex D, Appendix 1: Consolidated Monthly Mission Report Proforma

MONTHLY ACTIVITY REPORT	Month/Year:

Base:

Date/Time Report Received by RCC:

Date	Mission Number	Location and Brief Summary of Incident	Time alerted	Time of Take Off	Minutes from alert to airborne	Persons Rescued/ Assisted
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Total number of missions
Missions airborne within 15 / 45 minutes of alert
Percentage of missions airborne within 15 / 45 minutes of alert

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 8.9 – Management Plan Requirements

Approved by

Name		Name
	Date		Date
Position		Position

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822248.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	02.12.12	ISFT	DFT	18536516.9
2.2	15.03.13	Proposed Final Version	DFT	23822248.1
4.0	26.03.13	Execution Version	DFT	23822248.2

1.	Introduction

1.1	This Schedule 8.9 (Management Plan Requirements) sets out the Department’s Management Plan requirements.

1.2	The Contractor’s Management Plans for the following subjects are set out at the relevant Annexes to this Schedule 8.9 (Management Plan Requirements):

(a)	Project Management Plan; XXXX*

(b)	Quality Management Plan; XXXX*

(c)	Business Safety Management Plan; XXXX*

(d)	Sustainable Development and Environmental Management Plan; XXXX*

(e)	Risk and Opportunity Management Plan; XXXX*

(f)	Security Management Plan; XXXX*

(g)	Business Continuity Plan; and XXXX*

(h)	Personnel Management Plan. XXXX*

The above listed Annexes A – H can be found on the CD counter-signed by both parties in the folder entitled “Schedule 8.9 Management Plans”. XXXX*

2.	General Requirements

2.1	The Management Plans must adequately address the specific Department requirements for each identified plan.

2.2	The Management Plans must have a clear rationale and defined processes which focus on service delivery. The Management Plans must ensure that the Contractor’s approach is integrated with other management plan approaches as appropriate.

2.3	The individual Management Plans must be capable of being effectively implemented, especially where innovation or new techniques have been proposed, and that the planned implementation is systematic and structured.

2.4	The Management Plans must have a mechanism to: regularly measure the effectiveness of the management approach and its implementation; identify best practice and learning opportunities and introduce process improvements.

2.5	The specific Management Plan requirements are detailed in this Schedule 8.9 (Management Plan Requirements).

3.	Project Management Plan

3.1	The Project Management Plan must set out the overall approach to managing the project throughout the duration of the Contract and shall cover, but not be limited to, the following:

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

(a)	the Contractor’s approach and methodology for managing the UK SAR Services through all stages of the Contract. It must include full details of: design; manufacture; maintenance; training; staffing; and service provision;

(b)	a description of the Contractor’s understanding of the sources of management information and how this information will be used in providing the Services;

(c)	project governance arrangements;

(d)	identification of Key Personnel who are fundamental to the performance of the Contract (for parent company and key suppliers);

(e)	working arrangements with financiers, designers, manufacturers and maintenance operators;

(f)	organisation structure(s) and how it will change over the project’s life;

(g)	project management processes and procedures;

(h)	procurement and contracting strategy including supplier selection, financial standing checks and management;

(i)	details of significant supply chain partners that the Contractor proposes to utilise, including confirmation of the acceptance by its supply chain of all protocols, performance measures, policies, liabilities, insurance and other arrangements which the appointed Contractor shall have with the Department (i.e. a clear undertaking that the performance measures which the Contractor is expected to operate within will be transferred contractually to any supply chain partners);

(j)	a detailed description of the management structure and contractual relationships between the Contractor and its supply chain;

(k)	identification of proposed outsourced services and associated procurement and management;

(l)	identification and usage of SME’s (Small and Medium Enterprises) within the supply chain. The Contractor should note the government’s intention to enhance considerably the ability of SME’s to access government contracts. The Contractor should demonstrate how they intend to support this policy;

(m)	an explanation of how opportunities and training (which may include apprenticeships or equivalent) for long-term job seekers will be developed and implemented; and

(n)	identification of Key Performance Indicators as set out in Schedule 8.2 (Contract Incentive Scheme (KPIs)).

3.2	The Project Management Plan must contain an appendix containing a communications plan.

3.3	The Project Management Plan must contain an appendix containing a summary plan of the Transition Plan identifying:

(a)	critical path;

(b)	key milestones; and

(c)	key dependencies,

for the elements identified in the Project Management Plan.

3.4	The appendix of the Project Management Plan containing a summary of the Transition Plan shall not be subject to change control. The current version of the detailed Transition Plan shall be presented to the Department at the Transition Management Board and Steady State Management Board meetings. This does not affect the requirement that any change to the Milestones set out in Schedule 6.1—Transition Plan must be agreed through formal Change Control.

4.	Quality Management Plan

4.1	The Quality Management Plan must set out the Contractor’s overall approach to managing quality throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	the Contractor must define its quality management system demonstrating that the discipline that the Contractor will apply to ensure that both the outputs of the service and the processes by which the outputs are delivered meet the required needs of the Department;

(b)	the quality management strategy should address quality planning, quality assurance and quality control techniques to be implemented; and

(c)	the quality management strategy should describe the resources, tools and procedures required to support the Contractor’s proposed quality management system (including ISO 9001 or equivalent).

4.2	The Quality Management Plan must demonstrate how quality will be effectively managed, controlled and monitored throughout the term of the UK SAR Contract for the following distinct phases/activities:

(a)	Pre-Operational Delivery Phase;

(b)	transition from the Operational Delivery Date of the first Base to the Operational Delivery Date of the final Base;

(c)	Operational Delivery Phase;

(d)	maintenance; and

(e)	supply chain management (including: sourcing; logistics; OEM support; reporting and control).

5.	Business Safety Management Plan

5.1	The Business Safety Management Plan must set out the Contractor’s overall approach to managing safety throughout the duration of the Contract and shall cover, but not limited to, the following:

(a)	Contractor’s Safety Policy Statement including its health and safety policy;

(b)	description of the Contractor’s approach to ISO 18001 (or equivalent);

(c)	demonstration of how the Contractor will ensure that all parties involved in the design, development, production, construction, commissioning and subsequent use of the Aircraft and Bases are protected from threats to safety;

(d)	safety organisational structures and resource plans (including roles, responsibilities and accountability); and

(e)	the Contractor’s arrangements, organisation structures, resources (including roles and responsibilities and accountability), processes, procedures and approach to identifying, evaluating and managing safety risks that will be put in place to ensure that statutory, regulatory and standards-related safety obligations are met.

6.	Sustainable Development and Environmental Management Plan

6.1	The Sustainable Development and Environmental Management Plan must set out the Contractor’s overall approach to managing sustainable development and the environment throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	demonstration of a whole-life cost approach to minimising the environmental impacts of designing, manufacturing, constructing, operating, and maintaining helicopters;

(b)	application of existing industry guidance and best practice from the air industry and other sectors together with any innovative proposals to exceed them;

(c)	application of a robust and appropriate environmental management system;

(d)	identification and management of all emissions, including noise; and

(e)	the application of recent carbon trading legislation.

6.2	The Contractor is required to provide evidence of commitment at each Base to promote sustainable development (including environmental) in its Operations. The Contractor will demonstrate that a sustainable development policy has been developed and provide to the Department a copy of the policy to:

(a)	confirm who has taken the lead on sustainable development issues;

(b)	confirm that the policy is fully compliant with all applicable environmental legislation and regulation;

(c)	confirm that the policy takes full account of and is fully compliant with Government sustainability policies and targets; and

(d)	confirm that the policy applies to all UK SAR operations. The Contractor should demonstrate how this will be done.

6.3	The Contractor is required to show how it will help the Department deliver on “An action plan for driving sustainable operations and procurement across government” (Defra, 2010) and “Embedding sustainable development across government” (Defra, 2011). The following priority topics should be covered:

(a)	climate change and energy;

(b)	sustainable consumption and production;

(c)	natural resource protection; and

(d)	Government-mandated requirements, setting out:

(i)	how these could apply to the Contractor’s operations under UK SAR Service; and

(ii)	the Contractor’s understanding of how it will comply with Government sustainability policies and targets.

6.4	The Contractor is required to provide a high level sustainability appraisal that covers all UK SAR Operations and UK SAR Bases. This process ensures that sustainable development considerations and policy requirements are integrated into projects that have the potential to affect the environment, society or the economy on or around areas owned, occupied or used by the Department, its agencies and its partners.

6.5	The Contractor is required to produce its environmental management system (“EMS”). The EMS is required to be certified under ISO 14001 (2004 Revision) or the EU- Eco-Management Audit Scheme. The Contractor must also provide its EMS implementation programme.

6.6	The Contractor is required to describe in detail how its planned EMS would apply to the following sample of environmental and/or sustainability issues, setting out the environmental legislation relevant to each with which it would be required to comply:

(a)	planning and environmental impact assessment (impact on the environment rather than new build planning permission);

(b)	resource use;

(c)	polluting emissions;

(d)	energy efficiency and fuel use (including carbon omission reduction if applicable);

(e)	use and impacts of hazardous substances;

(f)	noise;

(g)	wildlife and conservation; and

(h)	contingency planning for emergencies and environmental incidents.

6.7	The Contractor is required to explain planned arrangements for the monitoring, audit and review of its sustainable development policy, explain clearly the resources available (supply chain organisational chart/delegated powers), what the individual roles and duties will be at what stage, the frequency of tasks and who will be accountable for sustainable development issues.

6.8	The Contractor is required to identify if the REACH (EU Regulation 1907/2006) is applicable to the Contractor Solution including the supply chain and, if so, how compliance will be achieved.

7.	Risk and Opportunity Management Plan

7.1	The Risk and Opportunity Management Plan, which should following an industry-recognised standard, must set out the Contractor’s overall approach to managing risk, throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	allocation of risk and opportunity ownership;

(b)	allocation of risk resources;

(c)	risk review process – both internally and within the Department;

(d)	risk communication strategy;

(e)	methodology;

(f)	action planning process for risk and opportunity owners;

(g)	risk scoring criteria in a probability/impact matrix format (5 x 5 preferable); and

(h)	three point estimating methodology to be utilised, its integration with the risk register and how it outputs are reflected in programme plans.

7.2	A tabulated list of the overall top level system risks (the tabulated UK SAR Risk Register) which shall include:

(a)	a unique identification reference for each risk;

(b)	a title for each risk; and

(c)	a description of the risks and their potential cause;

(d)	the potential (pre-risk mitigation plan implementation) impact of the risk upon:

(i)	Milestones;

(ii)	project cost; and

(iii)	project performance;

(e)	the potential (post-risk mitigation plan implementation) impact of the risk upon:

(i)	Milestones;

(ii)	project cost; and

(iii)	project performance;

(f)	a description of the risk mitigation plan intended to handle the risk;

(g)	a description of any fall back plan if the risk was to impact;

(h)	the cost impact of the risk mitigation plan and/or fallback plan;

(i)	the trigger point which would launch the risk mitigation plan or fall back plan; and

(j)	ownership of the risk—specify where the responsibility for the risk lies (e.g. with the Department, participant, Key Sub-contractors, shared or other).

7.3	The tabulated UK SAR Risk Register shall not be subject to change control. The then-current version of the tabulated UK SAR Risk Register shall be presented to the Department at the Transition Management Board and Steady State Management Board meetings.

8.	Security Management Plan

8.1	The Security Management Plan must set out the Contractor’s overall approach to managing security throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	the approach to ensuring that all staff of both the Contractor and other stakeholders are protected from security threats at the Contractor’s premises and associated sites throughout the term of the Contract;

(b)	methods of identifying and evaluating security risks throughout the term of the Contract along with methods of developing and agreeing appropriate mitigation plans. Security threats that are to be addressed include, but will not be limited to, terrorism, trespass and vandalism, personal protection and data protection;

(c)	security organisational structures and resource plans (including roles, responsibilities and accountability);

(d)	arrangements for security accreditations; and

(e)	processes and procedures to ensure that security is addressed.

9.	Business Continuity Plan

9.1	The Business Continuity Plan must set out the Contractor’s overall approach to continuing the business during potential disruptions throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	procedures to be adopted in the event of emergency/disruption;

(b)	mitigation measures;

(c)	identification of business critical personnel; and

(d)	communications continuity plan.

10.	Personnel Management Plan

10.1	The Personnel Management Plan must set out the Contractor’s overall approach to managing personnel throughout the duration of the Contract and shall cover, but not be limited to, the following:

(a)	resource plans which must include the proposed management structure including roles and responsibilities (a short pen picture of the proposed management team which indicate their relevant experience must be provided);

(b)	details of the Contractor’s approach to fully staffing the provision of the UK SAR Services including a detailed recruitment plan for positions not covered by TUPE;

(c)	the Contractor must provide copies of its personnel policies, including recruitment and retention strategies, clearance policies and training and continual development policies;

(d)	the Contractor must clearly demonstrate how individuals employed by them (or who may be employed by them) will be treated fairly irrespective of race, gender, religion or background (the Contractor must include details of its equal opportunities policies); and

(e)	TUPE plans and procedures – the Contractor’s Management Plans should recognise that, as an exemplar of the application of Government policy, the Department will want to see the issue of TUPE comprehensively addressed.

10.2	In order for the Department to assess TUPE plans and procedures it will require:

(a)	proposed arrangements for dealing with transferring Contractor staff and a commitment that the terms and conditions of service of transferring staff will not be changed (to its detriment).

(b)	information regarding working arrangements for transferring staff, including :

(i)	working hours (including rest breaks and rest periods); and

(ii)	overtime (including periods of overtime and rates of pay).

(c)	information regarding policies and procedures, including:

(i)	redundancy;

(ii)	illness/injury at work, including:

(A)	details of liability insurers; and

(B)	details of claims procedure;

(iii)	details of compensation package;

(iv)	discipline/redress of grievance, including details of procedures for handling a disciplinary/grievance;

(v)	performance appraisal and promotion;

(vi)	training and career development;

(vii)	equal opportunities;

(viii)	maternity, paternity, parental leave;

(ix)	leave policy, including:

(A)	leave entitlement;

(B)	arrangements for special/unpaid leave; and

(C)	position on the availability of career breaks;

(x)	information regarding Employee representation including confirmation that formal recognition of trade unions and staff associations representing Employees on the day of transfer will be given and where relevant the Contractor’s approach to Regulation 6 of the TUPE Regulations;

(xi)	collective agreements including any which are significant to the undertaking, whether or not legally enforceable, and where relevant the Contractor’s approach to Regulation 5 of the TUPE Regulations;

(xii)	proposals for meeting obligations to inform and consult appropriate Employees of affected Employees under the TUPE Regulations and in relation to any collective redundancies which are proposed;

(xiii)	details of any other measures that are envisaged including (without limitation): relocation of staff; and reallocation of staff duties; and

(xiv)	details of any disputes between the Contractor and other contractors in connection with TUPE Regulations transfers.

Annexes

Annex A: Project Management Plan XXXX*

Annex B: Quality Management Plan XXXX*

Annex C: Business Safety Management Plan XXXX*

Annex D: Sustainable Development and Environmental Management Plan XXXX*

Annex E: Risk and Opportunity Management Plan XXXX*

Annex F: Security Management Plan XXXX*

Annex G: Business Continuity Plan XXXX*

Annex H: Personnel Management Plan XXXX*

The above listed Annexes A – H can be found on the CD counter-signed by both parties in the folder entitled “Schedule 8.9 Management Plans” and are hereby incorporated into the Contract. XXXX*

*	All information redacted in this section under sections 41(1) and 43(2) of the Freedom of Information Act 2000.

XXXX* indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including the redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

UK Search & Rescue Helicopter Service

Schedule 9 – Employment and Pensions

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23822161.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	19073567.9
1.0	17.01.13	ISFT Draft	BRS
3.2		Proposed Final Version	DFT	23822161.1
4.0	26.03.13	Execution Version	DFT	23822161.2
		Redacted Version

Contents

No.	Heading	Page
1.	Employment Matters	4

2.	Pension Matters	7

3.	List of Employee Information	7

1.	Employment Matters

1.1	Save where a Transferring Employee has resigned, been re-deployed or has notified the Current Employer of his objection to the transfer of his employment to the Contractor, in each case before the Relevant Transfer Date, the Contractor shall on the Relevant Transfer Date become the employer of the Transferring Employee and by virtue of the TUPE Regulations or as a term of this Contract all the Current Employer’s rights, duties, powers and liabilities under or in connection with the contract of employment of the Transferring Employee shall transfer to the Contractor (save in respect of old age, invalidity or survivors benefits under an occupational pension scheme). The Contractor shall comply with all the requirements and obligations which the TUPE Regulations impose on a transferee in respect of such transfer whether or not as a matter of law the TUPE Regulations apply.

1.2	The Contractor shall, in respect of any Transferring Employee, treat the date of commencement of employment with the Current Employer as the date of commencement of employment with the Contractor.

1.3	At any time as reasonably directed by the Department and as soon as reasonably practicable following such direction or within fourteen (14) days after the Department has served a notice of termination as referred to in Condition 44 of the Contract, the Contractor shall (to the extent permitted by law):

(a)	fully and accurately disclose to the Department the information listed in paragraph 3, separately identifying the Employees, who are, at the time the request is answered, concerned with the Services or any part thereof, indicating which of such Employees are members of a contractor scheme or any sub-contractor scheme provided in accordance with paragraph 2;

(b)	permit the Department to use the information for informing any tenderer for any services which are substantially the same type of services as provided pursuant to the Contract and for informing any Incoming Provider; and

(c)	enable and assist the Department and / or any Incoming Provider to communicate with and meet those Employees and their trade union or other employee representatives.

1.4	The Contractor shall indemnify and hold the Department harmless against all and any costs, expenses, liabilities, damage and losses (including any direct or indirect consequential losses) arising out of any claim, action or proceeding arising from the provision of information or the Contractor’s failure to provide information (including failure to provide accurate information) under paragraphs 1.3 and 1.6.

1.5	The Contractor shall provide to the Employees, or procure the provision of, written contracts of employment or statements of terms of employment, in either case complying with the requirements of section 1 of the Employment Rights Act 1996, and retain, or procure the retention of, copies of such documents together with such other documentation and PAYE records as may reasonably be required by the Department.

1.6	The Contractor shall, within twenty-eight (28) days following a request by the Department whether during the Operational Delivery Phase or following the termination or purported termination of the Contract, deliver up, or procure the delivery up, to the Department or such other person as the Department may nominate, such information concerning the number, identity and terms of employment of the Employees (as at the date of the provision of the information) and such copies of the personnel records as may be required by the Department or any Incoming Provider.

1.7	Subject to paragraph 1.8 and without prejudice to paragraph 1.10, the Contractor shall not, and shall use reasonable endeavours to procure that no other employer (other than the Department) shall, without the prior written consent of the Department (not to be unreasonably withheld or delayed) vary (in any material respect) the contracts of employment of, redeploy, or terminate the employment of any of the Employees or recruit any person for employment in connection with, or assign any additional employee to, the Services or any part thereof except in the ordinary course of business. The following shall, without limitation, be outside the ordinary course of business:

(a)	employing or offering employment to any person to be employed in providing the Services on terms and conditions which are materially different in any respect to the terms and conditions then applicable to the Employees;

(b)	a variation to the contracts of employment of the Employees which:

(i)	either wholly or partly takes effect after the Operational Delivery Phase;

(ii)	results in the employment of any Employee not being terminable lawfully within three (3) Months after the end of the Operational Delivery Phase;

(iii)	relates to a payment to be made or benefit to be provided upon or in consequence of the termination of employment of any Employee;

(iv)	relates to a payment or benefit which any Employee may have a right to receive after the end of the Operational Delivery Phase;

(v)	prevents, hinders or restricts any Employee from working (whether in the same or different capacity) for the Department or for any Incoming Provider following the Termination Date; or

(vi)	effects an increase in the base salary of any Employee of more than the percentage increase in the level of the All Items Retail Prices Index as published by the Office of National Statistics, (or such other index as may be agreed by the Department), between the figure published for the Month in which the variation was made and the figure published for the Month in which the Commencement Date occurred.

1.8	Nothing in paragraph 1.7 above shall (a) in any way restrict the ability of the Contractor to take action in relation to the Employees in the ordinary course of business, where such action is commercially prudent or where urgent action is required in relation to a disciplinary matter or (b) prejudice the operation of Conditions 54 or 37.

1.9	The Contractor shall maintain, or procure the maintenance of, accurate and up-to-date employment records relating to the employment of the Employees.

1.10	Except with the prior written consent of the Department, such consent not to be unreasonably withheld or delayed, the Contractor shall not and shall procure that no other employer shall, during the Relevant Period:

(a)	terminate the employment of any of the Employees (save in the event of gross misconduct) or assign any Employee away from the provision of the Services or the part of the Services to which they were assigned at the commencement of the Relevant Period;

(b)	recruit any person for employment in connection with, or assign any additional employee to, the provision of the Services under the Contract; or

(c)	amend the terms and conditions of employment of any Employee.

1.11	The Contractor shall co-operate (and procure that all other employers of the Assigned Employees shall co-operate) in the orderly transfer of employment of the Assigned Employees if and to the extent reasonably requested by the Department. The Contractor shall comply with all reasonable instructions from the Department with regard to arrangements connected with the termination or partial termination of the Contract and will take all reasonable steps to mitigate any costs which the Department or any Incoming Provider may incur as a result of termination or partial termination of the Contract.

1.12	The Contractor shall indemnify the Department and any Incoming Provider against any costs, expenses, liabilities, damage and losses (including any direct, and/or indirect consequential losses) arising out of any claim, action or proceeding arising out of or in connection with:

(a)	any change to the terms and conditions of employment or working conditions of any Employee or former Employee to his detriment which occurs prior to the Termination Date or Partial Termination Date, as the case may be;

(b)	any claim by any Employee or former Employee (including any Assigned Employee) whether in contract or in tort or under statute (including the Treaty of Rome and any Directive made under the authority of that Treaty) for any remedy in connection with his employment or the termination of that employment by the Contractor or Sub-contractor including, without limitation, claims for deduction of wages pursuant to the Employment Rights Act 1996 or for unfair dismissal, redundancy, statutory redundancy, equal pay, or unlawful discrimination in respect of any protected characteristic as a result of any act or omission by the Contractor or any Sub-contractor before the Termination Date;

(c)	any claim by any Employee or former Employee (other than Assigned Employees) whether in contract or in tort or under statute (including the Treaty of Rome and any Directive made under the authority of that Treaty) for any remedy in connection with his employment or the termination of that employment including without limitation, claims for deduction of wages pursuant to the Employment Rights Act 1996 or for unfair dismissal, redundancy, statutory redundancy, equal pay or unlawful discrimination in respect of any protected characteristic arising at any time whether before or after the Termination Date; or

(d)	any claim made by any trade union or other person or body representing any Employees or former Employees for any remedy including, without limitation, claims in relation to a failure to comply with statutory obligations to inform and consult with appropriate representatives pursuant to the TUPE Regulations or the Trade Union and Labour Relations (Consolidation) Act 1992 which occurs prior to the Termination Date or Partial Termination Date, as the case may be.

1.13

Notwithstanding any other restriction in this Contract on the rights of third parties, any Incoming Provider shall be entitled to enforce the benefits conferred on it in this paragraph 1 in accordance with the Contracts (Rights of Third Parties) Act 1999. The consent of any Incoming

Provider shall not be required for the variation or termination of the Contract, even if that variation or termination affects the benefits(s) conferred on any Incoming Provider. Notwithstanding any express or implied obligation of confidentiality in or relating to this Contract, the Department may provide to any tenderer and to any Incoming Provider the terms of this Schedule along with definitions for any terms in this Schedule which are defined elsewhere in this Contract.

2.	Pension Matters

2.1	In relation to each of the Transferring Employees who is not a former civil servant, the Contractor undertakes to provide as from the Relevant Transfer Date old age, invalidity and survivors benefits which are broadly comparable with those being provided for that Transferring Employee immediately prior to the Relevant Transfer Date.

3.	List of Employee Information

3.1	Details of each Employee:

(a)	identification of Employee by the allocation of a number or letter;

(b)	identification of employer;

(c)	age;

(d)	date of start of continuous service;

(e)	wages/salary;

(f)	other earnings (e.g. commission, bonuses etc.);

(g)	normal weekly working hours (specify basic hours and overtime separately);

(h)	notice entitlement or details of fixed term;

(i)	job title and grade;

(j)	place of work; and

(k)	mobility obligations.

3.2	Breakdown of Worker Types

3.2.1	Identification of any worker who is engaged by the Contractor in the provision of the Services and who falls within the following categories:

(a)	any worker who is not the Contractor’s Employee (e.g. consultants, self-employed workers, agency workers, secondees etc.);

(b)	any trainees/apprentices;

(c)	any workers engaged to work partly on the Contract and partly elsewhere (specifying the proportion of time engaged on the Contract and on the other duties);

(d)	any worker who was engaged on the Contract and who is currently on maternity leave, other leave or on a career break/sabbatical; and

(e)	including, where such person is not an Employee, full details of the nature of the engagement and its terms.

3.3	Contracts of Employment

3.3.1	A specimen copy of the contract of employment relating to each and every category of Employee referred to in paragraph 3.1 above.

3.4	Employee Benefit Schemes/Policies

3.4.1	Details of any benefits available to each and every category of Employee referred to in paragraph 3.1 including, but not limited to, the following:

(a)	holidays (specify annual leave and public statutory leave separately);

(b)	sick pay;

(c)	pensions;

(d)	company car policies or car/petrol allowance;

(e)	relocation;

(f)	maternity;

(g)	mortgage subsidy;

(h)	life insurance;

(i)	permanent health or disability or accident insurance;

(j)	redundancy (selection criteria and severance benefits); and

(k)	stock options / profit share schemes.

3.5	Trade Union Presence

(a)	identities of all recognised unions in relation to workers engaged on the Contract;

(b)	copies of all collective agreements;

(c)	full details of all agreements, arrangements, procedures and understandings between you and trade unions (including those pertaining to working practices, redundancy terms, retirement and pensions);

(d)	trade union facilities afforded;

(e)	presence of staff associations / works councils;

(f)	approximate level of membership of such unions / associations / councils; and

(g)	any disputes between the Contractor and such bodies that are presently ongoing.

3.6	Redundancy Arrangements

(a)	copies of redundancy agreements and details of redundancy arrangements;

(b)	redundancy selection criteria agreed or operated by custom and practice; and

(c)	redundancy pay terms in excess of statutory redundancy pay.

3.7	Personal commitments given to Individual Employees

3.7.1	Details of any particular commitments given to individual Employees as a personal variation to the Contractor’s standard conditions of employment (e.g. a promise that a work place mobility clause will not be implemented in a particular case or special start and finish times).

3.8	Health and Safety

(a)	details of the Contractor’s health and safety policy; and

(b)	details of any health and safety committees or safety representatives.

3.9	Salary and wage reviews

3.9.1	Details of the following in relation to all Contract Eemployees:

(a)	frequency and timing of salary reviews;

(b)	previous undertakings or understandings about future salary reviews;

(c)	current state of any negotiations on salary reviews; and

(d)	basis upon which salaries are reviewed (e.g. cost of living merit, changed responsibilities, incremental).

3.10	Outstanding Employment Litigation

3.10.1	Full details of all existing, pending or threatened litigation and of all matters which could give rise to such litigation on the following types of claims:

(a)	employment Tribunal claims (e.g. for unfair dismissal, redundancy pay, sex / race / disability discrimination, equal pay);

(b)	County Court or High Court Litigation (e.g. wrongful dismissal, breach of contract, enforcing or resisting breach of restrictive covenant, inducement to breach of contract);

(c)	litigation with existing and former employees over intellectual property rights or other rights;

(d)	all claims and applications relating to health and safety and personal injury (and details of all incidents which could give rise to such a claim); and

(e)	details of all judgements against the Contractor and in favour of any Contract worker by any court or tribunal or arbitrator in the past five (5) years.

3.11	Disciplinary and Grievance

(a)	details of any disciplinary and grievance procedures; and

(b)	details of any disciplinary action taken against an Employee or formal grievance raised by an Employee in the previous twelve (12) Months.

UK Search & Rescue Helicopter Service

Schedule 10 – Exit Schedule

Approved by

Name		Name

Position	Date	Position	Date

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23821902.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
2.0	20.12.12	ISFT	DFT	18866344.12
1.0	17.01.13	ISFT Draft	BRS
2.2	15.03.13	Proposed Final Version	DFT	23821902.1
4.0	26.03.13	Execution Version	DFT	23821902.2
		Redacted Version

1.	Overview

1.1	The Contractor is required to ensure the orderly transition of the Services from the Contractor to the Department and/or any Replacement Contractor in the event of termination (including partial termination) or expiry of this Contract. This Schedule 10 (Exit Schedule) sets out the principles of the exit and service transfer arrangements that are intended to achieve such orderly transition and which shall form the basis of the Exit Plan. For the avoidance of doubt, the Contractor shall be responsible for the overall management of the exit and service transfer arrangements. This Schedule is in addition to the obligations of Condition 47, and does not reduce the requirements on the Contractor under that condition.

2.	Contract Life Obligations

2.1	During the Term the Contractor will:

(a)	maintain a register of all of the Assets, detailing their ownership and the Net Book Value of such Assets, and detailing all Sub-contracts and other relevant agreements (including relevant software licences, maintenance and support agreements and equipment rental and lease agreements) required for the performance of the Services;

(b)	maintain a document detailing how the Contractor provides the Services. This document should be of sufficient detail to permit the Department and/or Replacement Contractor to understand how the Contractor provides the Services and to enable the smooth transition of the Services with the minimum of disruption,

(collectively the “Registers”). The Contractor shall maintain the Registers in such format as is agreed between the Parties and shall update the Registers from time to time and in particular in the event that Assets, Sub-contracts or other relevant agreements are added to or removed from the Services.

2.2	The Contractor will appoint an Exit Manager and provide written notification of such appointment to the Department within three (3) Months of the Commencement Date. The Contractor’s Exit Manager will be responsible for ensuring that the Contractor and its Employees, agents and Sub-contractors comply with this schedule. The Contractor will ensure that its Exit Manager has the requisite authority to arrange and procure any resources of the Contractor as are reasonably necessary to enable the Contractor to comply with the requirements set out in this Schedule. The Contractor’s Exit Manager will liaise with the Department representative in relation to all issues relevant to the termination of this Contract and all matters connected with this Schedule and each Party’s compliance with it.

3.	Obligations To Assist On Re-Tendering Of Services

3.1	On reasonable notice, the Contractor shall provide to the Department and/or (subject to the potential Replacement Contractor entering into reasonable written confidentiality undertakings) to its potential Replacement Contractor, the following material and information in order to facilitate the preparation by the Department of any invitation to tender and/or to facilitate any potential Replacement Contractor undertaking due diligence:

(a)	details of the Service(s);

(b)	details of the Assets (including make, model and asset number) and of the Net Book Value of such Assets and details of their condition and physical location;

(c)	details of and information relating to the use of the Assets (including technical specifications);

(d)	an inventory of Department Data in the Contractor’s possession or control;

(e)	a copy of the Registers, updated by the Contractor up to the date of delivery of such Registers; and

(f)	all information relating to Transferring Employees required to be provided by the Contractor under this Contract.

4.	Exit Plan

4.1	The Contractor will, within three (3) Months after the Commencement Date, deliver to the Department an Exit Plan which sets out the Contractor’s proposed methodology for achieving an orderly transition of Services from the Contractor to the Department and/or its Replacement Contractor on the expiry or termination of this Contract and which complies with the requirements set out in paragraphs 4.2 and 4.3 below. Within thirty (30) days after the submission of the Exit Plan, the Parties will use their respective reasonable endeavours to agree the contents of the Exit Plan. If the Parties are unable to agree the contents of the Exit Plan then such dispute shall be resolved in accordance with the Dispute Resolution Procedure.

4.2	The Exit Plan will contain, as a minimum:

(a)	separate mechanisms for dealing with Ordinary Exit and Emergency Exit, the provisions relating to Emergency Exit being prepared on the assumption that the Contractor may be unable to provide the full level of assistance which is required by the provisions relating to Ordinary Exit, and in the case of Emergency Exit, provision for the supply by the Contractor of all such reasonable assistance as the Department shall require to enable the Department or its subcontractors to provide the Services;

(b)	the management structure to be employed during both transfer and cessation of the Services in an Ordinary Exit and an Emergency Exit; and

(c)	a detailed description of both the transfer and cessation processes, including a timetable, applicable in the case of an Ordinary Exit and an Emergency Exit.

4.3	In addition, the Exit Plan shall:

(a)	document how the Services will transfer to the Replacement Contractor and/or the Department, including details of the processes, documentation, data transfer, systems migration, security and the segregation of the Department’s technology components from any technology components operated by the Contractor or its Sub-contractors (where applicable);

(b)	specify the scope of the Termination Services that may be required for the benefit of the Department (including such of the services set out in paragraph 5.13 below as are applicable) and detail how such services would be provided (if required), during the Termination Assistance Period;

(c)	set out procedures to deal with requests made by the Department and/or a Replacement Contractor for Staffing Information pursuant to Schedule 9 (Employment and Pensions);

(d)	address each of the issues set out in this Schedule to facilitate the transition of the Services from the Contractor to the Replacement Contractor and/or the Department with the aim of ensuring that there is no disruption to or degradation of the Services during the Termination Assistance Period;

(e)	provide a timetable and identify critical issues for providing the Termination Services;

(f)	set out the management structure to be put in place and employed during the Termination Assistance Period; and

(g)	include detail on the following issues:

(i)	transition out programme including:

(A)	proposed start date; and

(B)	proposed method;

(ii)	continuity of service;

(iii)	proposals for the continuity of service during the Exit Period, including but not limited to:

(A)	Aircraft production, delivery and certification and maintenance programme;

(B)	SAR specific Aircraft role equipment production, delivery and certification and maintenance;

(C)	Aircrew conversion training;

(D)	engineer type training and licensing; and

(E)	infrastructure building / refurbishment requirements;

(iv)	interface with a Replacement Contractor including:

(A)	proposals for managing the interface;

(B)	proposals for maintenance of full service during the Exit Period;

(C)	run down;

(D)	release of current Crews for training;

(E)	shared use of infrastructure; and

(F)	anticipated role of the Department in the process; and

(v)	exit management, including:

(A)	exit timetable; and

(B)	anticipated risks relevant to the exit period.

4.4	The Contractor will review and (if appropriate) update the Exit Plan in the first Month of each Contract Year (commencing with the Second Contract Year) to reflect any changes in the Services. Following such update the Contractor will submit the revised Exit Plan to the Department for review. Within thirty (30) days following submission of the revised Exit Plan, the Parties shall meet and use reasonable endeavours to agree the contents of the revised Exit Plan, based on the principles set out in this Schedule and the changes that have occurred in the Services since the Exit Plan was last agreed. If the Parties are unable to agree the contents of the revised Exit Plan within that thirty (30) day period, such dispute shall be resolved in accordance with the Dispute Resolution Procedure.

5.	Termination Services

General

5.1	During the Termination Assistance Period or such shorter period as the Department may require, the Contractor will continue to provide the Services (as applicable) and will, at the request of the Department pursuant to paragraph 5.10, provide the Termination Services.

5.2	The costs of providing Termination Services is included within the Contract Price.

5.3	During the Termination Assistance Period, the Contractor will, in addition to providing the Services and the Termination Services, provide to the Department any reasonable assistance requested by the Department to allow the Services to continue without interruption following the termination or expiry of this Contract and to facilitate the orderly transfer of responsibility for and conduct of the Services to the Department and/or its Replacement Contractor.

5.4	During the Termination Assistance Period, the Services and the Termination Services will be provided at no detriment to the Service Levels, save to the extent that the Parties agree otherwise in accordance with paragraph 5.5.

5.5	Where the Contractor demonstrates to the Department’s reasonable satisfaction that transition of the Services and provision of the Termination Services during the Termination Assistance Period will have a material, unavoidable adverse effect on the Contractor’s ability to meet a particular Service Level(s), the Parties shall agree to vary the relevant Service Level(s) and/or the applicable Service Credits to take account of such adverse effect.

5.6	At the Department’s request and on reasonable notice, the Contractor will deliver up-to-date Registers to the Department.

5.7	The Parties acknowledge that the migration of the Services from the Contractor to the Department and/or its Replacement Contractor may be phased, such that certain of the Services are handed over before others.

5.8	Within thirty (30) days after service of notice of termination by either Party or no less than six (6) Months prior to the expiry of this Contract, the Contractor will submit for the Department’s approval the Exit Plan in a final form that could be implemented immediately.

5.9	The Parties will meet and use their respective reasonable endeavours to agree the contents of the final form Exit Plan. If the Parties are unable to agree the contents of the Exit Plan within thirty (30) days following its delivery to the Department then such dispute shall be resolved in accordance with the Dispute Resolution Procedure. Until the agreement of the final form Exit Plan, the Contractor will provide the Termination Services in accordance with the principles set out in this Schedule and the last approved version of the Exit Plan (insofar as this still applies).

Notification of Requirement for Termination Services

5.10	The Department shall be entitled to require the provision of Termination Services by notifying the Contractor in writing (“Termination Assistance Notice”). The Termination Assistance Notice shall specify the:

(a)	date from which Termination Services are required;

(b)	the nature of the Termination Services required; and

(c)	the period during which it is anticipated that Termination Services will be required, and which the Department may alter by notification to the Contractor in writing.

Termination Obligations

5.11	The Contractor shall comply with all of its obligations contained in the Exit Plan.

5.12	At the end of the Termination Assistance Period (or earlier if this does not adversely affect the Contractor’s performance of the Services and the Termination Services and its compliance with the other provisions of this Schedule):

(a)	the Contractor will erase all Department Data from any computers, storage devices and storage media that are to be retained by the Contractor after the end of the Termination Assistance Period (other than that which the Contractor is obliged to retain pursuant to the Contract);

(b)	the Contractor will return to the Department such of the following as is in the Contractor’s possession or control:

(i)	all copies of software licensed by the Department to the Contractor under this Contract;

(ii)	all materials created by the Contractor under this Contract, the IPRs in which are owned by the Department; and

(iii)	any items that have been on-charged to the Department, such as consumables;

(c)	the Contractor shall vacate any Department Premises;

(d)	each Party will return to the other Party all Confidential Information of the other Party and will certify that it does not retain the other party’s Confidential Information save to the extent (and for the limited period) that such information needs to be retained by the Party in question for the purposes of providing or receiving any Services or Termination Services.

5.13	Except where this Contract provides otherwise, all licences, leases and authorisations granted by the Department to the Contractor in relation to the Services shall be terminated with effect from the end of the Termination Assistance Period.

Scope of the Termination Services

5.14	The Termination Services to be provided by the Contractor shall include (without limitation) such of the following services as the Department may specify:

(a)	notifying the Sub-contractors of procedures to be followed during the Termination Assistance Period and providing management to ensure these procedures are followed;

(b)	providing assistance and expertise as necessary to examine all operational and business processes (including all supporting documentation) in place and re-writing and implementing processes and procedures such that they are appropriate for use by the Department and/or Replacement Contractor after the end of the Termination Assistance Period;

(c)	delivering to the Department the existing systems support profiles, monitoring or system logs, problem tracking/resolution documentation and status reports;

(d)	providing details of work volumes and staffing requirements over the twelve (12) Month period immediately prior to the commencement of the Termination Services;

(e)	providing the Department with any problem logs which have not previously been provided to the Department;

(f)	providing assistance and expertise as necessary to examine all relevant roles and responsibilities in place for the provision of the Services and re-writing and implementing these such that they are appropriate for the continuation of the Services after the Termination Assistance Period;

(g)	reviewing all software libraries used in connection with the Services and providing details of these to the Department and/or its Replacement Contractor;

(h)	delivering copies of the Department’s Data to the Department’s and/or the Replacement Contractor’s operations staff (on appropriate media) as reasonably requested by the Department;

(i)	assisting in the execution of a parallel operation until the effective date of expiry or termination of this Contract;

(j)	the provision of an information pack listing and describing the Services for use by the Department in the procurement of the Replacement Services;

(k)	answering all reasonable questions from the Department and/or its Replacement Contractor regarding the Services;

(l)	agreeing with the Department and/or the Replacement Contractor a plan for the migration of the Services to the Department and/or the Replacement Contractor. The Contractor will fully co-operate in the execution of the agreed plan, providing skills and expertise of a reasonably acceptable standard;

(m)	the provision of access to the Department and/or the Replacement Contractor during the Termination Assistance Period and for a period not exceeding six (6) Months afterwards for the purpose of the smooth transfer of the Services to the Department and/or the Replacement Contractor:

(i)	to information and documentation relating to the Services that is in the possession or control of the Contractor or its Sub-contractors (and the Contractor agrees and shall procure that its Sub-contractors do not destroy or dispose of that information within this period) including the right to take reasonable copies of that material; and

(ii)	following reasonable notice and during the Contractor’s normal business hours, to the Contractor’s Employees who have been involved in the provision or management of the Services and who are still employed or engaged by the Contractor or its Sub-contractors.

Disputes Relating to Termination Services

5.15	Where there is any dispute between the Parties regarding the manner in which the Termination Services are to be performed, such dispute shall be resolved in accordance with the Dispute Resolution Procedure.

6.	Knowledge Transfer

6.1	During the Termination Assistance Period, the Contractor will:

(a)	transfer all training material to those Department and/or Replacement Contractor staff responsible for internal training in connection with the provision of the Services;

(b)	provide for transfer to the Department and/or the Replacement Contractor of all knowledge reasonably required for the provision of the Services which may, as appropriate, include information, records and documents; and

(c)	provide the Contractor and/or Replacement Contractor with access to such members of the Contractor’s or its Sub-contractors’ personnel as have been involved in the design, development, provision or management of the Services and who are still employed or engaged by the Contractor or its Sub-contractors.

6.2	To facilitate the transfer of knowledge from the Contractor to the Department and/or its Replacement Contractor, the Contractor shall provide a detailed explanation of the procedures and operations used to provide the Services, the change management process and other standards and procedures to the operations personnel of the Department and/or the Replacement Contractor.

6.3	The information which the Contractor shall provide to the Department and/or its Replacement Contractor pursuant to paragraph 6.1 above will include:

(a)	copies of up-to-date procedures and operations manuals;

(b)	product information, including full maintenance service schedules on equipment and airframes;

(c)	agreements with third party suppliers of goods and services which are to be transferred to the Department;

(d)	key support contact details for third party supplier personnel under contracts which are to be assigned or novated to the Department pursuant to this schedule; and

(e)	details of physical and logical security processes and tools which will be available to the Department.

6.4	During the Termination Assistance Period the Contractor shall grant any agent or personnel (including employees, consultants and contractors) of the Replacement Contractor and/or the Department access, during business hours and upon reasonable prior written notice, to any sites for the purpose of effecting a prompt knowledge transfer provided that:

(a)	any such agent or personnel (including employees, consultants and contractors) having access to any sites under this paragraph shall sign a confidentiality undertaking in favour of the Contractor (in such form as the Contractor shall reasonably require); and

(b)	the Department and/or the Replacement Contractor shall pay the reasonable, proven and proper costs of the Contractor incurred in facilitating such access.

7.	Assets, Sub-Contracts And Software

7.1	Following notice of termination of this Contract and during the Termination Assistance Period, the Contractor will not, without the Department’s prior written consent:

(a)	terminate, enter into or vary any Sub-contract;

(b)	(subject to normal maintenance requirements) make material modifications to, or dispose of, any existing Assets or acquire any new Assets; or

(c)	terminate, enter into or vary any licence for software in connection with the Services.

7.2	Within thirty (30) days of receipt of the up-to-date Registers provided by the Contractor pursuant to paragraph 5.6 above, the Department will provide written notice to the Contractor setting out:

(a)	which Assets the Department requires to be transferred to the Department and/or its Replacement Contractor; and

(b)	which Sub-contracts and other agreements specified in Schedule 8.1 (Governance and Contract Management) the Department requires to be assigned or novated to the Department and/or its Replacement Contractor (the “Transferring Contracts”),

in order for the Department and/or its Replacement Contractor to provide the Services at the expiry of the Termination Assistance Period. Where requested by the Department and/or its Replacement Contractor, the Contractor will provide all reasonable assistance to the Department and/or its Replacement Contractor to enable it to determine which Assets and Transferring Contracts the Department and/or its Replacement Contractor requires in order to provide the Services.

7.3	With effect from the expiry of the Termination Assistance Period, the Contractor shall assign to the Department (and/or its nominated Replacement Contractor), free from all liens, charges, options, encumbrances and third party rights, title to and all rights and interests in those Assets identified by the Department pursuant to paragraph 7.2 above. Such Assets will be acquired by the Department (or its nominated Replacement Contractor) for a consideration equal to their Net Book Value, except for the Aircraft which will be acquired for the relevant Option Exercise Fee, and except where a Compensation Payment is payable by the Department to the Contractor in which case payment for such Assets shall be included within the Compensation Payment.

7.4	The Contractor shall assign or procure the novation to the Department or the Replacement Contractor of the Transferring Contracts. The Contractor shall execute such documents and provide such other assistance as the Department reasonably requires to effect this novation or assignment.

7.5	The Department shall:

(a)	accept assignments from the Contractor or join with the Contractor in procuring a novation of each Transferring Contract;

(b)	once a Transferring Contract is novated or assigned to the Department and/or the Replacement Contractor, carry out, perform and discharge all the obligations and liabilities created by or arising under that Transferring Contract and exercise its rights arising under that Transferring Contract, or as applicable, procure that a Replacement Contractor does the same.

7.6	The Contractor shall hold any Transferring Contracts on trust for the Department until such time as the transfer of the contract to the Department and/or the Replacement Contractor has been effected.

7.7	The Contractor shall indemnify the Department (and/or the Replacement Contractor, as applicable) against each loss, liability and cost arising out of any claims made by a counterparty to a Sub-contract which is assigned or novated to the Department (and/or Replacement Contractor) pursuant to paragraph 7.5 above in relation to any matters arising prior to the date of assignment or novation of such Sub-contract.

8.	Contractor Personnel

8.1	The Department and Contractor agree and acknowledge that in the event of the Contractor ceasing to provide the Services or part of them for any reason, Schedule 9 (Employment and Pensions) will apply.

8.2	The Contractor will not take any step (expressly or implicitly and directly or indirectly by itself or through any other person) to dissuade or discourage any Employees engaged in the provision of the Services from transferring their employment to the Department and/or its Replacement Contractor.

8.3	During the Termination Assistance Period, the Contractor will give the Department and/or its Replacement Contractor reasonable access to the Contractor’s personnel to present the case for transferring their employment to the Department and/or its Replacement Contractor.

8.4	The Contractor will immediately notify the Department or, at the direction of the Department, the Replacement Contractor of any period of notice given by the Contractor or received from any person referred to in the Staffing Information, regardless of when such notice takes effect.

8.5	The Contractor will not re-employ or re-engage or entice any employees, contractors or Sub-contractors whose employment or engagement is transferred to the Department and/or its Replacement Contractor for a period of twelve (12) Months from the date of transfer.

9.	Charges And Apportionments

9.1	All outgoings and expenses (including any remuneration due) and all rents, royalties and other periodical payments receivable in respect of the Assets and Sub-contracts transferred to the Department and/or the Replacement Contractor pursuant to paragraph 7 above shall be apportioned between the Department and the Contractor and/or the Replacement Contractor and the Contractor, as applicable.

9.2	This apportionment will be carried out as follows:

(a)	the payments will be annualised and divided by 365 to reach a daily rate;

(b)	the Department shall be responsible for or shall procure that the Replacement Contractor shall be responsible for or entitled to (as the case may be) that part of the value of the invoice pro rata to the number of complete days following the transfer, multiplied by the daily rate; and

(c)	the Contractor will be responsible for or entitled to (as the case may be) the rest of the invoice.

9.3	Each Party shall pay and/or the Department shall procure that the Replacement Contractor shall pay any monies due under paragraph 9.1 as soon as reasonably practicable.

UK Search & Rescue Helicopter Service

Schedule 11 – Parent Company Guarantee

Approved by

Name		Name
	Date		Date
Position		Position

DOCUMENT INFORMATION

Master Location	Data Site

File Name	23821967.X

Distribution

CHANGE HISTORY

Version No.	Date	Details of Changes included in Update	Author(s)	Ref.
3.0	20.12.12	ISFT	DFT	18820549.10
1.0	17.01.13	ISFT Draft	BRS
3.2	15.03.13	Proposed Final Version	DFT	23821967.1
4.0	26.03.13	Execution Version	DFT	23821967.2
		Redacted Version

Contents

No.	Heading	Page
1.	Parent Company Guarantee	4

Annex A – Executed Bristow Parent Company Guarantee

1.	Parent Company Guarantee

THIS AGREEMENT is made this                                 day of

BETWEEN:

(1)	BRISTOW GROUP INC. whose registered office is situated at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, United States of America (hereinafter called “the Guarantor”) of the one part; and

(2)	THE SECRETARY OF STATE FOR TRANSPORT whose office is at 33 Horseferry Road, London SW1P 2AA (hereinafter called “the Department”) of the other part.

WHEREAS:

(A)	Bristow Helicopters Limited (hereinafter called “the Contractor”) has submitted a tender dated 17 January 2013 offering to carry out certain services for UK Search and Rescue Services for the Department pursuant to Contract reference NRP10045.

(B)	The Guarantor has agreed in the event of the Contractor’s tender being accepted, to guarantee the due performance by the Contractor of such services (hereinafter called “the Contract”) in manner hereinafter appearing:

NOW THE GUARANTOR AGREES WITH THE DEPARTMENT as follows:

1.	If the Contractor (unless relieved from the performance by any clause of the Contract or by statute or by the decision of a tribunal of competent jurisdiction) shall in any respect fail to execute the Contract or shall commit any breach of its obligations thereunder then the Guarantor will pay to the Department and its successors the amount of all losses, damages, costs and expenses which may be incurred by the Department by reason of any default on the part of the Contractor in performing and observing the agreements and provisions contained in the Contract to the extent that such losses, damages, costs and expenses are or would otherwise be recoverable by the Department.

2.	THE GUARANTOR FURTHER AGREES with the Department that it shall not in any way be released from liability hereunder by any alteration in the terms of the Contract made by agreement between the Department and the Contractor or in the extent or nature of the services to be completed and maintained thereunder or by any allowance of time or forbearance or forgiveness in or in respect of any matter or thing concerning the Contract or by any other matter or thing whereby (in the absence of this present provision) the Guarantor would or might be released from liability hereunder, and for the purposes of this Agreement any such alteration shall be deemed to have been made with the consent of the Guarantor and Paragraph 1 hereof shall apply in respect of the Contract so altered.

3.	The Guarantor warrants that this Guarantee shall not be affected by any amalgamation, reconstruction, change of name, change of directorship, status or ownership of the Contractor and the Guarantor will perform or take whatever steps may be necessary to procure the performance of the obligations of the Contractor under the Contract.

4.	Before the terms of this Guarantee are brought into effect the Department shall have taken all reasonable steps against the Contractor in respect of any breach of the Contract. Where such breach is capable of remedy the Department shall afford the Contractor every opportunity and assistance to remedy such breach.

5.	This Guarantee shall become null and void and of no effect and the Guarantor shall be released from all liability hereunder immediately upon the occurrence of whatever event signifies completion of the Contract.

6.	The Guarantee shall be construed and governed in accordance with English law as interpreted in English courts.

AS WITNESS of which the Guarantor has executed this Agreement as a deed and has delivered it on the day and year first before written.

THE COMMON SEAL OF BRISTOW GROUP INC. was affixed

to this deed in the presence of:

Director

Director/Secretary

Annex A – Executed Bristow Parent Company Guarantee

PARENT COMPANY GUARANTEE FOR UK SAR

THIS AGREEMENT is made the 20th day of March 2013 BETWEEN Bristow Group Inc. whose registered office is situated at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, United States of America (hereinafter called ‘the Guarantor’) of the one part and THE SECRETARY OF STATE FOR TRANSPORT whose office is situated at 33 Horseferry Road, London SW1P 4DR (hereinafter called ‘the Department’) of the other part.

WHEREAS

A. Bristow Helicopters Limited (hereinafter called ‘the Contractor’) has been awarded a contract executed on or about 26 March 2013 to carry out certain UK Search and Rescue Helicopter Services for the Department pursuant to Contract reference NRP 10045 (hereinafter called ‘the Contract’).

B. The Guarantor has agreed in the event of the Contractor being awarded the Contract, to guarantee the due performance by the Contractor of such services contemplated by the Contract in manner hereinafter appearing:

NOW THE GUARANTOR AGREES WITH THE DEPARTMENT as follows:

1. If the Contractor (unless relieved from the performance by any clause of the Contract or by statute or by the decision of a tribunal of competent jurisdiction) shall in any respect fail to execute the Contract or shall commit any breach of its obligations thereunder then the Guarantor will pay to the Department and its successors the amount of all losses, damages, costs and expenses which may be incurred by the Department by reason of any default on the part of the Contractor in performing and observing the agreements and provisions contained in the Contract to the extent that such losses, damages, costs and expenses are or would otherwise be recoverable by the Department.

2. The Guarantor FURTHER AGREES with the Department that it shall not in any way be released from liability hereunder by any alteration in the terms of the Contract made by agreement between the Department and the Contractor or in the extent or nature of the services to be completed and maintained thereunder or by any allowance of time or forbearance or forgiveness in or in respect of any matter or thing concerning the Contract or by any other matter or thing whereby (in the absence of this present provision) the Guarantor would or might be released from liability hereunder, and for the purposes of this Agreement any such alteration shall be deemed to have been made with the consent of the Guarantor and Clause 1 hereof shall apply in respect of the contract so altered.

3. The Guarantor warrants that this Guarantee shall not be affected by any amalgamation, reconstruction, change of name, change of directorship, status or ownership of the Contractor and the Guarantor will perform or take whatever steps may be necessary to procure the performance of the obligations of the Contractor under the Contract.

4. Before the terms of this Guarantee are brought into effect the Department shall have taken all reasonable steps against the Contractor in respect of any breach of the Contract. Where such breach is capable of remedy the Department shall afford the Contractor every opportunity and assistance to remedy such breach.

5. This Guarantee shall become null and void and of no effect and the Guarantor shall be released from all liability hereunder immediately upon the occurrence of whatever event signifies completion of the Contract.

6. The Guarantee shall be construed and governed in accordance with English Law as interpreted in English Courts.

As Witness of which the Guarantor has executed this Agreement as a deed and has delivered it on the day and year first before written.

THE COMMON SEAL OF Bristow Group Inc. was affixed to this deed in the presence of:

By:	/s/ William E. Chiles
William E. Chiles
Director, President and Chief Executive Officer

By:	/s/ E. Chipman Earle
E. Chipman Earle
Senior Vice President, General Counsel and Corporate Secretary